As filed with the Securities and Exchange
                          Commission on April 30, 2007

                                                             File Nos.  33-18647
                                                                        811-5398

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                        Post-Effective Amendment No. 43          X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 44                  X

                  --------------------------------------------

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 221-5672

         ---------------------------------------------------------------

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105


                (Name and address of agent for service) Copies of
                               communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, Nw
                                    Suite 350
                              Washington, DC 20005

     It is proposed that this filing will become effective (check appropriate box)

     [_] Immediately upon filing pursuant to paragraph (b)
     [X] On May 1, 2007 pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] On (date)pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] On (date) pursuant to paragraph (a) of Rule 485

     If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VARIABLE PRODUCTS SERIES FUND

 PROSPECTUS  |  MAY 1, 2007


 AllianceBernstein Variable Products Series Fund, Inc.
 Class A Prospectus

AllianceBernstein VPS
   [graphic]Money Market Portfolio                          [graphic]Growth Portfolio
   [graphic]Large Cap Growth Portfolio                      [graphic]International Growth Portfolio
   [graphic]Growth and Income Portfolio                     [graphic]Global Technology Portfolio
   [graphic]U.S. Government/High Grade Securities           [graphic]Small Cap Growth Portfolio
   Portfolio                                                [graphic]Real Estate Investment Portfolio
   [graphic]High Yield Portfolio                            [graphic]International Value Portfolio
   [graphic]Balanced Shares Portfolio                       [graphic]Small/Mid Cap Value Portfolio
   [graphic]International Research Growth Portfolio         [graphic]Value Portfolio
   [graphic]Global Bond Portfolio                           [graphic]U.S. Large Cap Blended Style Portfolio
   [graphic]Americas Government Income Portfolio            [graphic]Wealth Appreciation Strategy Portfolio
   [graphic]Global Dollar Government Portfolio              [graphic]Balanced Wealth Strategy Portfolio
   [graphic]Utility Income Portfolio                        [graphic]Global Research Growth Portfolio

 This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents


                                                            Page
Summary Information........................................   4
Risks Summary..............................................  41
Fees and Expenses of the Portfolios........................  44
Investing in the Portfolios................................  48
More Information About the Portfolios and Their Investments  51
Management of the Portfolios...............................  62
Dividends, Distributions and Taxes.........................  75
Glossary of Investment Terms...............................  76
Financial Highlights.......................................  77
Appendix A--Bond Ratings................................... A-1
Appendix B--Hypothetical Investment and Expense Information B-1

Summary Information


This Prospectus begins with a summary of key information about each of the Portfolios of the AllianceBernstein(R) Variable Products Series (VPS) Fund. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 51.


Performance Information
This Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

Please Note
A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

As with all investments, you may lose money by investing in the Portfolio.

Risk
Why is Risk Important?
You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.


We have included a graphic for each Portfolio that shows the Portfolio's risk profile as compared to our other Variable Products Series Portfolios. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio with a higher variability of returns is a riskier investment.



This summary lists the principal risks for each Portfolio followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as non-U.S. (foreign) risk, currency risk or small- or mid-capitalization companies risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.


What is Market Risk?

Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Portfolios is subject to this risk.


What is Interest Rate Risk?
Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

What is Credit Risk?

The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities or junk bonds, generally pay a higher interest rate to compensate investors for the additional risk.


Credit Ratings

Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:


..  investment grade; or


..  below investment grade ("high yield securities" or "junk bonds").



For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

Other Information
Maturity and Duration
The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

General

.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 124 mutual funds.



.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.


.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as real estate or utility industry securities, will not change these policies without 60 days' prior written notice to shareholders.

AllianceBernstein VPS Money Market                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.


The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.



As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("SEC") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.


The Portfolio may invest in:

.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having net assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Portfolio may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Portfolio limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

 Principal Risks
 . Interest Rate Risk . Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



          1 Year 5 Years 10 Years
---------------------------------
Portfolio 4.22%   1.77%   3.30%
---------------------------------



You may obtain the most current seven-day yield information of the Portfolio by calling 800-824-1916 or your financial intermediary.


Bar Chart


                               Calendar Year End (%)

                                    [CHART]

97      98      99       00     01      02      03      04     05      06
----   ----    ----     ----   ----    ----    ----    ----   ----    ----
0.6     5.0     4.7      5.9    3.6     1.1     0.5     0.7    2.4     4.2




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 1.52%, 3rd quarter, 2000; and Worst quarter was down 0.10%, 4th quarter, 2003.

AllianceBernstein VPS Large Cap Growth                                  [GRAPHIC]
Portfolio

Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.


Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $1.3 billion to approximately $410.7 billion as of February 28, 2007, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.



The Adviser relies heavily on the fundamental research of its large internal research staff. The Adviser looks for companies whose substantially above average earnings growth is not fully reflected in current market valuations.



Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Adviser expects that normally the Portfolio's investments will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.




 Principal Risks
 . Market Risk . Focused Portfolio Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                          1 Year 5 Years 10 Years
-------------------------------------------------
Portfolio                 -0.44%  1.32%   6.81%
-------------------------------------------------
Russell 1000 Growth Index  9.07%  2.69%   5.44%
-------------------------------------------------
S&P 500 Index             15.78%  6.18%   8.42%
-------------------------------------------------


Bar Chart


                               Calendar Year End (%)

                                    [CHART]

 97      98      99       00     01      02      03      04     05      06
----    ----    ----     ----   ----    ----    ----    ----   ----    ----
33.9    48.0    32.3    -16.6   -17.2   -30.6   23.7    8.6    15.2    -0.4


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 29.72%, 4th quarter, 1998; and Worst quarter was down -18.82%, 3rd quarter, 2001.

AllianceBernstein VPS Growth and Income                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Portfolio may invest in companies of any size and in any industry.



The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.



In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks

 . Market Risk . Industry/Sector Risk . Non-U.S. (Foreign) Risk . Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                         1 Year 5 Years 10 Years
------------------------------------------------
Portfolio                17.29%  7.20%   10.87%
------------------------------------------------
Russell 1000 Value Index 22.25% 10.86%   11.00%
------------------------------------------------

Bar Chart


                               Calendar Year End (%)

                                    [CHART]

 97      98      99       00     01      02      03      04     05     06
----    ----    ----     ----   ----    ----    ----    ----   ----   ----
28.8    20.9    11.4     13.9   0.4    -22.1    32.5    11.5   4.9     17.3




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 23.67%, 4th quarter, 1998; and Worst quarter was down -17.69%, 3rd quarter, 2002.

AllianceBernstein VPS U.S. Government/                                     [GRAPHIC]
High Grade Securities Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is high current income consistent with preservation of capital.


The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities rated A or better by S&P and Moody's or equivalent rating. The Portfolio's investments include mortgage-backed securities and repurchase agreements relating to U.S. Government securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities. This includes hybrid and structured debt instruments as well as U.S. Dollar-denominated securities issued by non-U.S. corporations and governments.



The Portfolio will not invest in any security rated below BBB- by S&P or Baa3 by Moody's or equivalent rating. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may also invest in qualifying bank deposits and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, or swap agreements.



The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance.


 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Prepayment Risk . Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                     1 Year 5 Years 10 Years
------------------------------------------------------------
Portfolio                            3.93%   4.25%   5.41%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index 4.33%   5.06%   6.24%
------------------------------------------------------------


Bar Chart


                               Calendar Year End (%)

                                     [CHART]

 97      98      99       00     01      02      03      04     05     06
----    ----    ----     ----   ----    ----    ----    ----   ----   ----
8.7     8.2     -2.5     11.1   7.9     7.8     3.9     3.8    2.0    3.9




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.63%, 3rd quarter, 2001; and Worst quarter was down -2.44%, 2nd quarter, 2004.

AllianceBernstein VPS High Yield Portfolio                                    [GRAPHIC]

Objective and Principal Strategies
The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by the Adviser. As a secondary objective, the Portfolio seeks capital appreciation.


The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield fixed-income securities. The Portfolio invests in a diversified mix of high yield, below investment grade fixed-income securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio normally does not invest in securities rated below Caa3 by Moody's or CCC- by S&P or equivalent rating. The Portfolio is managed to maximize total return by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.





The Portfolio may invest up to 25% of its net assets in U.S. Dollar-denominated securities issued by non-U.S. entities and up to 20% of its net assets in non-U.S. Dollar-denominated securities of such issuers. The Portfolio may buy and sell currencies other than the U.S. Dollar or enter into currency exchange contracts principally for the purpose of preserving the value of securities denominated in currencies other than the U.S. Dollar or in anticipation of purchasing such securities.



The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, preferred stocks, and may use other investment techniques. The Portfolio may use leverage for investment purposes. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.


 Principal Risks

 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Non-U.S. (Foreign) Risk . Currency Risk . Derivatives Risk . Liquidity Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                 Since
                                1 Year 5 Years Inception*
---------------------------------------------------------
Portfolio                        9.05%  7.31%    3.31%
---------------------------------------------------------
Lehman Brothers U.S.
High Yield -2% Issuer Cap Index 10.76% 10.20%    6.07%
---------------------------------------------------------




*  Since Inception return information is from October 27, 1997.



Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a    -3.7    -2.6    -5.2     3.0    -3.0    22.4     8.0     1.8     9.1




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 7.04%, 2nd quarter, 2003; and Worst quarter was down -11.29%, 3rd quarter, 1998.

AllianceBernstein VPS Balanced Shares                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital.


The Portfolio invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Portfolio's assets invested in each type of security will vary. Normally, the Portfolio's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Portfolio will not purchase a security if as a result less than 25% of its net assets will be in fixed-income securities. The Portfolio may invest up to 20% of its assets in high yield securities (securities rated below BBB- by S&P, Moody's or Fitch). As an operating policy, the Portfolio will invest no more than 25% of its investments in high yield debt securities in securities rated CCC- or below.



The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.



In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.



The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate investments, preferred stocks, and may use other investment techniques. The Portfolio invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Portfolio also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.




 Principal Risks

 . Market Risk . Interest Rate Risk . Credit Risk . Allocation Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                        1 Year 5 Years 10 Years
---------------------------------------------------------------
Portfolio                               11.79%  6.17%    8.89%
---------------------------------------------------------------
Russell 1000 Value Index                22.25% 10.86%   11.00%
---------------------------------------------------------------
Lehman Brothers Government/Credit Index  3.78%  5.17%    6.26%
---------------------------------------------------------------
60% Russell 1000 Value Index/
40% LB Government/Credit Index          14.86%  8.58%    9.10%
---------------------------------------------------------------


Bar Chart


                               Calendar Year End (%)

                                    [CHART]

  97      98      99       00      01      02      03      04      05      06
------  ------  ------   ------  ------  ------  ------  ------  ------  ------
 21.1    17.0    6.5      12.5     2.3   -10.6    19.1     9.1     3.9    11.8




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.38%, 4th quarter, 1998; and Worst quarter was down -8.50%, 2nd quarter, 2002.

AllianceBernstein VPS International                                     [GRAPHIC]
Research Growth Portfolio


Objective and Principal Strategies

The Portfolio's investment objective is long-term growth of capital.



The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the senior sector analyst groups' top picks for their respective sectors.



The Adviser relies heavily upon the fundamental analysis and research of its large internal research team. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.



The Adviser's International Research Growth Portfolio Oversight Group, in consultation with the senior sector analysts, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The International Research Growth Portfolio Oversight Group allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities, as well as diversification and risk considerations. The International Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The International Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the International Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.



The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging markets countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio also may invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in companies with smaller market capitalizations. The Portfolio normally invests in approximately 100-125 companies.




 Principal Risks

 . Market Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk . Industry/Sector Risk . Capitalization Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                        1 Year 5 Years 10 Years
---------------------------------------------------------------
Portfolio                               26.45% 14.59%   7.25%
---------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Gross)+ 27.16% 16.87%   8.59%
---------------------------------------------------------------
MSCI EAFE Growth Index (Net)++          22.33% 12.27%   5.07%
---------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)++  26.65% 16.42%    N/A
---------------------------------------------------------------





+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.



++The MSCI EAFE Growth Index (Net) and the MSCI AC World Index (ex. U.S.) (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.


Bar Chart


                            Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  3.3    13.0    40.2   -19.9   -22.4   -15.3    31.6    17.6    19.2    26.5




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 27.15%, 4th quarter, 1999; and Worst quarter was down -22.27%, 3rd quarter, 2002.

AllianceBernstein VPS Global Bond                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies

The Portfolio's investment objective is to provide a high level of return through a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of currencies other than the U.S. Dollar.



The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Portfolio invests in U.S. Government securities, securities issued by governments other than the U.S. Government or supranational organization debt securities, corporate debt obligations, and commercial paper of banks and bank holding companies. The Portfolio's non-U.S. investments are generally denominated in currencies other than the U.S. Dollar.



The Portfolio seeks to minimize investment risk by limiting its investments to high-quality fixed-income securities and normally invests in securities rated in the two highest ratings categories. The Portfolio's investments are expected to have an average weighted maturity that varies between one year or less and 10 years.



In the past, certain non-U.S. sovereign fixed-income securities have provided higher investment returns than U.S. government fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The Adviser believes that investment in a composite of non-U.S. fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in non-U.S. fixed-income securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. fixed-income securities.


The Portfolio intends to spread risk among the capital markets and normally invests at least 65% of its net assets in fixed-income securities of at least three countries. The Portfolio invests approximately 25% of its net assets in U.S. Dollar-denominated fixed-income securities. The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by the Adviser depending on its evaluation of political and economic conditions affecting a country as well as recent market experience. The percentage of the Portfolio's assets invested in the fixed-income securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.


The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance.



The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. For hedging purposes, the Portfolio may enter into forward currency exchange contracts. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks

 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Non-U.S. (Foreign) Risk . Currency Risk . Diversification Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                    1 Year 5 Years 10 Years
-----------------------------------------------------------
Portfolio                           4.97%   7.07%   4.35%
-----------------------------------------------------------
S&P/Citigroup World Government Bond
Index (unhedged)                    6.12%   8.41%   5.24%
-----------------------------------------------------------

Bar Chart


                         Calendar Year End (%)

                                  [CHART]

  97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 0.7     14.1    -6.1    1.2     -0.3    17.0    13.3    9.6     -7.7     5.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 10.25%, 2nd quarter, 2002; and Worst quarter was down -4.27%, 1st quarter, 1999.

AllianceBernstein VPS Americas                                   [GRAPHIC]
Government Income Portfolio

Objective and Principal Strategies
The Portfolio's investment objective is to maximize current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities ("Government Securities").

The Portfolio normally invests at least 80% of its net assets in fixed-income securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in fixed-income securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico;
(ii) government-related entities in the United States, Canada, and Mexico; and
(iii) the provincial governments of Canada and Mexico. The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in U.S. Dollar denominated securities.

The Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government Securities, the Portfolio may invest the balance of its net assets in investment grade fixed-income securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in fixed-income securities issued by the governmental entities of any one such country to 10% of its net assets. These investments are investment grade securities generally denominated in each country's currency. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.

The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements. The Portfolio may invest in mortgage-related securities and zero coupon securities, variable, floating, and inverse floating rate instruments, and enter into standby commitment agreements and forward commitments. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks

 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk . Leverage Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                     1 Year 5 Years 10 Years
------------------------------------------------------------
Portfolio                            3.31%   7.01%   7.33%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index 4.33%   5.06%   6.24%
------------------------------------------------------------
Lehman Brothers Intermediate-Term
Government Index                     3.85%   3.92%   5.48%
------------------------------------------------------------


Bar Chart


                             Calendar Year End (%)

                                    [CHART]

   97      98      99      00      01      02      03      04      05     06
 -----   -----   -----   -----   -----   -----   -----   -----   -----  -----
  9.6     4.1     8.9    12.4     3.6    11.0     7.4     4.9     8.7     3.3




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.58%, 2nd quarter, 2003; and Worst quarter was down -5.14%, 2nd quarter, 2004.

AllianceBernstein VPS Global Dollar                                    [GRAPHIC]
Government Portfolio                 97      98      99      00      01      02      03      04      05     06
                                    -----   -----   -----   -----   -----   -----   -----   -----   -----  ----
                                     n/a     n/a     n/a     n/a     n/a     n/a     n/a     9.4    10.1  10.1

Objective and Principal Strategies
The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its net assets in sovereign debt obligations. The Portfolio's investments in sovereign debt obligations will emphasize debt obligations issued by countries in the J.P. Morgan Emerging Markets Bond Index Global, which currently includes approximately 31 countries whose economies are concluded to be developing or emerging from underdevelopment.


The Portfolio also may invest in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent investment quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.



The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its net assets, although the Portfolio may invest up to 30% of its net assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of the countries that constitute part of the Portfolio's focus, including Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. Other countries that the Adviser anticipates will provide investment opportunities for the Portfolio include, among others, Columbia, the Dominican Republic, Ecuador, Lebanon, Malaysia, Panama, Peru, Poland, South Africa and the Ukraine. The Portfolio expects that it will not invest more than 10% of its net assets in any other single country outside the U.S.


The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in fixed and floating rate loans to sovereign debt issuers, structured securities, variable, floating, and inverse floating rate instruments, loan participations and assignments, and may use other investment techniques. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio also may enter into standby commitment agreements and forward commitments.

 Principal Risks

 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk . Derivatives Risk . Leverage Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                      1 Year 5 Years 10 Years
---------------------------------------------
Portfolio             10.01% 15.52%   11.11%
---------------------------------------------
JPM EMBI+ Index       10.49% 15.25%   11.02%
---------------------------------------------
JPM EMBI Global Index  9.87% 14.08%   10.67%
---------------------------------------------


Bar Chart


                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05       06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
13.2   -21.7    26.1    14.1     9.4    16.1    33.4    10.1     9.6     10.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.02%, 4th quarter, 1999; and Worst quarter was down -27.11%, 3rd quarter, 1998.

AllianceBernstein VPS Utility Income                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is current income and long-term growth of capital.

The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.


The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Portfolio may enter into forward commitments and standby commitment agreements. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks

 . Market Risk . Interest Rate Risk . Credit Risk . Industry/Sector Risk . Non-U.S. (Foreign) Risk . Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                 1 Year 5 Years 10 Years
--------------------------------------------------------
Portfolio                        23.76% 10.76%   10.35%
--------------------------------------------------------
S&P 500 GICS Utilities Composite 20.99%  9.20%    8.24%
--------------------------------------------------------


Bar Chart


                                Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01       02     03      04     05      06
 -----   -----   -----   -----   -----   -----   -----   -----  -----  -----
 25.7    23.9    19.4    11.5    -22.5   -22.1   19.9    24.3   16.1    23.8



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.55%, 2nd quarter, 2003; and Worst quarter was down -12.44%, 2nd quarter, 2002.

AllianceBernstein VPS Growth Portfolio                                     [GRAPHIC]



Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Adviser seeks to invest in well-managed companies that are leaders in their industries, with strong business franchises, sustainable competitive advantages and superior growth prospects.



The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff and leverages research insights from each of the small-, mid- and large-capitalization growth investment teams. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations. Investment selections are made from a universe of more than 500 covered securities. Normally, the Portfolio emphasizes investments in large- and mid- capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes.



The Portfolio may invest in zero coupon securities and payment-in-kind bonds, depositary receipts, and asset-backed securities. The Portfolio also may enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, or forwards agreements.


 Principal Risks
 . Market Risk . Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                          1 Year 5 Years 10 Years
-------------------------------------------------
Portfolio                 -1.07%  4.30%   5.78%
-------------------------------------------------
Russell 3000 Growth Index  9.46%  3.02%   5.34%
-------------------------------------------------




Bar Chart


                                  Calendar Year End (%)

                                         [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
30.0    28.7    34.5    -17.5   -23.5   -28.1    35.1    14.7    12.0    -1.1



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 32.47%, 4th quarter, 1998; and Worst quarter was down -23.11%, 1st quarter, 2001.

AllianceBernstein VPS International Growth                                     [GRAPHIC]
Portfolio

Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the Portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process.



The Portfolio's portfolio managers and the International Research Growth Portfolio Oversight Group, which together are responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector, use the Adviser's research recommendations to assess investments for the Portfolio. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas which capitalizes on the insights of our fundamental research within the optimal risk/reward framework.



The Portfolio's portfolio consists of approximately 100-130 stocks. The International Research Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Portfolio to monitor the Portfolio's risk profile and to make appropriate adjustments. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.



The Portfolio's investments include investments in securities of companies that are established as a result of privatizations of state enterprises.




 Principal Risks

 . Market Risk . Emerging Market Risk . Non-U.S. (Foreign) Risk . Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                        1 Year 5 Years 10 Years
---------------------------------------------------------------
Portfolio                               27.04% 21.26%   12.53%
---------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Gross)* 27.16% 16.87%    8.59%
---------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)**     25.71% 15.25%    7.96%
---------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)**  26.65% 16.42%    N/A
---------------------------------------------------------------





* The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.



**The MSCI World Index (ex. U.S.) (Net) and the MSCI AC World Index (ex. U.S.)
  (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.


Bar Chart


                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
10.8    10.8    58.8    -23.0   -17.3    -4.2    43.5    24.3   20.8     27.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.70%, 4th quarter, 1999; and Worst quarter was down -16.82%, 3rd quarter, 2001.

AllianceBernstein VPS Global Technology                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies



The Portfolio's investment objective is long-term growth of capital.



The Portfolio invests primarily in equity securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively). The Portfolio will normally invest at least 80% of its net assets in the equity securities of these companies.



The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.



Normally, the Portfolio invests in about 40-70 companies from multiple technology-related industry segments in an attempt to maximize opportunity and reduce risk. When selecting securities, the Adviser emphasizes companies that are demonstrating improving fundamentals and favorable earnings momentum and growth.



The Portfolio invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Portfolio may also invest in synthetic foreign equity securities.



The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. Investments in new, smaller and less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies.


 Principal Risks

 . Market Risk . Industry/Sector Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk . Capitalization Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                        1 Year 5 Years 10 Years
---------------------------------------------------------------
Portfolio                                8.64% -0.01%   6.04%
---------------------------------------------------------------
MSCI World Index (Net)*                 20.07%  9.97%   7.64%
---------------------------------------------------------------
MSCI World Information Technology Index
(Net)*+                                  9.31%  1.33%    N/A
---------------------------------------------------------------





*The MSCI World Index (Net) and the MSCI World Information Technology Index
 (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.


+The information in the MSCI World Information Technology Index (Net) shows how the Portfolio's performance compares with the returns of an index of securities similar to those in which the Portfolio invests.


Bar Chart


                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 6.5    63.8    75.7    -21.5   -25.2   -41.7    44.2    5.4     3.9      8.6



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 47.67%, 4th quarter, 1999; and Worst quarter was down -35.2%, 3rd quarter, 2001.

AllianceBernstein VPS Small Cap Growth                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of December 31, 2006, there were approximately 5,000 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $9.0 billion.



The Adviser relies heavily upon the fundamental analysis of its internal research staff. The Adviser looks for companies whose prospective earnings growth has been underestimated by the marketplace or whose earnings prospects are not fully reflected in current market valuations.



The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum.



Normally, the Portfolio invests in about 100-125 companies. When selecting securities, the Adviser looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above-average earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a "bottom-up" stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.




 Principal Risks

 . Market Risk . Capitalization Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                              1 Year 5 Years 10 Years
-----------------------------------------------------
Portfolio                     10.69%  6.27%   3.95%
-----------------------------------------------------
Russell 2000/TM/ Growth Index 13.35%  6.93%   4.88%
-----------------------------------------------------




Bar Chart


                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
18.6    -4.5    17.1    -6.1   -12.8    -31.8    48.9    14.6    5.2    10.7



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 25.28%, 4th quarter, 2001; and Worst quarter was down -28.02%, 3rd quarter, 2001.

AllianceBernstein VPS Real Estate                                     [GRAPHIC]
Investment Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is total return from long-term growth of capital and income.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.


The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.


The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.


 Principal Risks

 . Market Risk . Industry/Sector Risk . Interest Rate Risk . Credit Risk . Prepayment Risk . Non-U.S. (Foreign) Risk . Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                          Since
                         1 Year 5 Years Inception*
--------------------------------------------------
Portfolio                35.22% 23.96%    14.60%
--------------------------------------------------
FTSE NAREIT Equity Index 35.06% 23.20%    14.48%
--------------------------------------------------


*Since Inception return information is from January 9, 1997.

Bar Chart


                               Calendar Year End (%)

                                    [CHART]

 97      98       99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 n/a     -19.1   -5.1    26.7    10.8     2.6    39.3    35.6    11.7    35.2


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.79%, 4th quarter, 2004; and Worst quarter was down -11.50%, 3rd quarter, 1998.

AllianceBernstein VPS International Value                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio invests in companies that are determined by the Adviser's Bernstein unit to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.



Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is at the heart of the fundamental value approach. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's company and industry analysts develop earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return. The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Portfolio's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.



Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency futures contracts or forward currency exchange contracts.



A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.



The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks

 . Market Risk . Non-U.S. (Foreign) Risk . Currency Risk . Emerging Market Risk . Derivatives Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                         Since
                        1 Year 5 Years Inception*
-------------------------------------------------
Portfolio               35.36% 22.08%    19.06%
-------------------------------------------------
MSCI EAFE Index (Net)** 26.34% 14.98%     9.95%
-------------------------------------------------


* Since Inception return information is from May 10, 2001.

**The MSCI EAFE Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


Bar Chart


                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 n/a     n/a     n/a     n/a     n/a    -5.2    44.4    25.1    16.9    35.4



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 23.95%, 2nd quarter, 2003; and Worst quarter was down -21.73%, 3rd quarter, 2002.

AllianceBernstein VPS Small/Mid Cap Value                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using its Bernstein unit's fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2006, there were approximately 1,700 small- to mid-capitalization companies, representing a market capitalization range from nearly $40 million to approximately $8 billion.


Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.




The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). More specifically, Bernstein seeks to determine each stock's exposure to these factors relative to that of its industry peers and smaller capitalization stock universe as a whole. Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.



Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities. A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capital-ization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.


The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.




 Principal Risks

 . Market Risk . Capitalization Risk . Non-U.S. (Foreign) Risk . Currency Risk . Derivatives Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                              Since
                             1 Year 5 Years Inception*
------------------------------------------------------
Portfolio                    14.42% 14.10%    14.58%
------------------------------------------------------
Russell 2500/TM/ Value Index 20.18% 15.51%    14.65%
------------------------------------------------------
Russell 2500/TM/ Index       16.17% 12.19%    10.83%
------------------------------------------------------


*Since Inception return information is from May 2, 2001.

Bar Chart


                               Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05     06
 -----   -----   -----   -----   -----   -----   -----   -----   -----  -----
  n/a     n/a     n/a     n/a     n/a    -6.2    41.3    19.3     6.9    14.4



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 20.35%, 2nd quarter, 2003; and Worst quarter was down -20.32%, 3rd quarter, 2002.

AllianceBernstein VPS Value Portfolio                                     [GRAPHIC]



Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.


A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Next Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.


The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.



A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks

 . Market Risk . Non-U.S. (Foreign) Risk . Currency Risk . Derivatives Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                      Since
                             1 Year Inception*
----------------------------------------------
Portfolio                    21.32%   17.43%
----------------------------------------------
Russell 1000/TM/ Value Index 22.25%   18.76%
----------------------------------------------


*Since Inception return information is from July 22, 2002.

Bar Chart


                               Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
 -----   -----   -----   -----   -----   -----   -----   -----   -----  -----
  n/a     n/a     n/a     n/a     n/a     n/a    28.9    12.8     5.7    21.3



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.61%, 2nd quarter, 2003; and Worst quarter was down -5.02%, 1st quarter, 2003.

AllianceBernstein VPS U.S. Large Cap                                     [GRAPHIC]
Blended Style Portfolio

Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000(TM) Index. In managing the Portfolio, the Adviser diversifies the investment portfolio between the growth and value equity investment styles. The Adviser selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, the Adviser seeks to provide the highest level of long-term return given the associated levels of risk.

Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Growth Equities team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.


The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which generally follows a primary research universe of more than 500 companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of those companies. Research emphasis is placed on identifying those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser also looks for companies whose substantially above-average prospective earnings growth is not reflected in current market valuations.




The Value Equities team selects the value stocks used in this portfolio. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.


The Value Equities team relies on its large internal value research staff of company and industry analysts to follow a research universe of approximately 650 companies with larger capitalizations. For each company in the research universe, the present value of the company's future cash flow, as forecast by its analysts, is compared to the current price of the company's stock.



The value research staff identifies and quantifies the critical variables that influence a business's performance, analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence. A committee composed of senior investment professionals reviews the research process to confirm that the analysts have appropriately considered the key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, that seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. The Adviser, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe and the Large Cap Value universe, from most to least attractive.

The Adviser then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process develops a portfolio that is designed to provide a diversified portfolio of the most attractive growth and value stocks. Normally, approximately 50% of the value of the Portfolio's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.


The Portfolio may invest in convertible securities and non-U.S. securities, make short sales of securities or maintain a short position and enter into repurchase agreements and forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks
 . Market Risk . Allocation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                             Since
                    1 Year Inception*
-------------------------------------
Portfolio           10.14%   11.07%
-------------------------------------
S&P 500 Stock Index 15.78%   12.70%
-------------------------------------


*Since Inception return information is from June 6, 2003.

Bar Chart


                               Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
 -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     9.4    10.1    10.1



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 9.61%, 4th quarter, 2004; and Worst quarter was down -5.34%, 1st quarter, 2005.

AllianceBernstein VPS Wealth Appreciation                                     [GRAPHIC]
Strategy Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

The Adviser's staff of company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Adviser's targeted blend for the equity portion of the Portfolio is an equal weighting of growth and value stocks. The Adviser will allow the relative weightings of the Portfolio's growth and value components to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the portfolio.


The Portfolio may invest in real estate investment trusts, or REITs, and convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks


 . Market Risk . Non-U.S. (Foreign) Risk . Currency Risk . Allocation Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                     Since
                                            1 Year Inception*
-------------------------------------------------------------
Portfolio                                   17.60%   14.34%
-------------------------------------------------------------
S&P 500 Stock Index                         15.78%   11.62%
-------------------------------------------------------------
MSCI EAFE Index (Net)**                     26.34%   22.19%
-------------------------------------------------------------
70% S&P 500 Stock Index/30% MSCI EAFE Index
(Net)                                       18.95%   14.79%
-------------------------------------------------------------


* Since Inception return information is from July 1, 2004.


**The MSCI EAFE Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


Bar Chart


                               Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
 -----   -----   -----   -----   -----   -----   -----   -----   -----  -----
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    11.2    17.6



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 7.19%, 3rd quarter, 2005; and Worst quarter was down -3.27%, 1st quarter, 2005.

AllianceBernstein VPS Balanced Wealth                                     [GRAPHIC]
Strategy Portfolio




Objective and Principal Strategies

The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.


The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.


The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio's equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the Portfolio.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of the Adviser's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. The Adviser will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the Portfolio.

In selecting fixed-income investments for the Portfolio, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser.


The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks:
 . Market Risk . Interest Rate Risk . Credit Risk

 . Non-U.S. (Foreign) Risk . Currency Risk

 . Allocation Risk . Management Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                     Since
                                            1 Year Inception*
-------------------------------------------------------------
Portfolio                                   13.92%   11.29%
------------------------------------------- ------ ----------
S&P 500 Stock Index                         15.78%   11.62%
------------------------------------------- ------ ----------
Lehman Brothers U.S. Aggregate Index         4.33%    4.45%
------------------------------------------- ------ ----------
60% S&P 500 Stock Index/40% Lehman Brothers
U.S. Aggregate Index                        11.20%    8.75%
------------------------------------------- ------ ----------


*  Since Inception return information is from July 1, 2004.

Bar Chart


                               Calendar Year End (%)

                                   [CHART]

 97      98      99      00      01      02      03      04      05     06
-----   -----   -----   -----   -----   -----   -----   -----   -----  ----
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     7.3   13.9



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.23%, 3rd quarter, 2005; and Worst quarter was down -2.90%, 1st quarter, 2005.

AllianceBernstein VPS Global Research                                    [GRAPHIC]
Growth Portfolio


Objective and Principal Strategies



The Portfolio's investment objective is to seek long-term growth of capital.



The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark, and other decisions such as country allocation are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investments in companies representing the research sector head groups' top picks for their respective sectors.



The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.



The Adviser's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The Global Research Growth Portfolio Oversight Group allocates the Portfolio's investments among the selected market sectors based on fundamental company research and its assessment of both current and forecasted investment opportunities and conditions as well as diversification and risk considerations. The Global Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The Global Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the Global Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.



The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the U.S. The Portfolio invests in securities of companies in both developed and emerging markets countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio also may invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium market capitalization companies. The Portfolio normally invests in approximately 100-150 companies.




 Principal Risks:

 . Market Risk . Non-U.S. (Foreign) Risk . Currency Risk . Emerging Market Risk . Allocation Risk . Capitalization Risk . Credit Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.




The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.



Performance Table


Average Annual Total Returns


(For the periods ended December 31, 2006)



                                Since
                       1 Year Inception*
----------------------------------------
Portfolio              15.04%   22.02%
---------------------- ------ ----------
MSCI World Index (Net) 20.07%   20.13%
---------------------- ------ ----------



*  Since Inception return information is from May 2, 2005.



Bar Chart



                                 Calendar Year End (%)


                                        [CHART]

  97      98      99      00      01      02      03      04      05      06
 -----   -----   -----   -----   -----   -----   -----   -----   -----  -----
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    n/a     15.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



Best quarter was up 8.64%, 4th quarter, 2006; and


Worst quarter was down -3.33%, 2nd quarter, 2006.

Risks Summary

In this Summary, we describe principal and other risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

Market Risk
This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Interest Rate Risk

Changes in interest rates will affect the yield and value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations. Because the AllianceBernstein Money Market Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, although unlikely, that an increase in interest rates would change the value of an investment in the Portfolio.




Credit Risk
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


Inflation Risk


This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.


Industry/Sector Risk

This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.


Capitalization Risk

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.





Non-U.S. (Foreign) Risk


A Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.



Currency Risk


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. (foreign) currencies may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio.


Emerging Market Risk

Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed non-U.S. (foreign) countries.


Prepayment Risk
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Diversification Risk


A Portfolio may have more risk if it is "non-diversified", meaning that it can invest more of its assets in a smaller number of companies than many other funds.


Focused Portfolio Risk

The Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Portfolio's net asset value.


Derivatives Risk
The Portfolios may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.

Leverage Risk

When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward contracts, forward commitments, dollar rolls, or by borrowing money.


Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Allocation Risk
If a Portfolio pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Portfolio's net asset value when one of these asset classes is performing more poorly than the other.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for each Portfolio, but there can be no guarantee that its techniques will produce the intended results.



-------------------------------------------------------------------------------------------------------------------------
                                                                                                                Capital-
                                                                  Market Interest  Credit Inflation  Industry/  ization
Portfolio                                                          Risk  Rate Risk  Risk    Risk    Sector Risk   Risk
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                                     .       .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                       .                                    .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio   .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                              .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio                         .        .       .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Research Growth Portfolio           .                                    .         .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio                             .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio              .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio                .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                          .        .       .                   .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                  .                                              .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio                    .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Technology Portfolio                       .                                    .         .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                        .                                              .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio                  .        .       .                   .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio                     .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio                     .                                              .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                                   .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Blended Style Portfolio            .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio            .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio                .        .       .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Portfolio                  .                .                             .
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                  Non-U.S.
                                                                  (Foreign) Currency
Portfolio                                                           Risk      Risk
------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio
------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio
------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                         .        .
------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio
------------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                                .        .
------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio                           .        .
------------------------------------------------------------------------------------
AllianceBernstein International Research Growth Portfolio             .        .
------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio                               .        .
------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio                .        .
------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio                  .        .
------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                            .        .
------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio
------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio                      .        .
------------------------------------------------------------------------------------
AllianceBernstein Global Technology Portfolio                         .        .
------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                          .        .
------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio                    .        .
------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio                       .        .
------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio                       .        .
------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                                     .        .
------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Blended Style Portfolio
------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio              .        .
------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio                  .        .
------------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Portfolio                    .        .
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                    Emerging  Pre-   Diversifica-  Focused                                            Manage-
                                     Market  payment     tion     Portfolio Derivatives Leverage Liquidity Allocation  ment
Portfolio                             Risk    Risk       Risk       Risk       Risk       Risk     Risk       Risk     Risk
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market                                                                                           .
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth                                    .                                                  .
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and                                                                                             .
Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S.                          .                                .                                       .
Government/High Grade Securities
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield                                                     .                   .                   .
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares      .                                                                       .         .
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International        .                                                                                 .
Research Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond                             .                                                              .
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas             .                                                   .                             .
Government Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar        .                                         .         .                             .
Government Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income                                                                                         .
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                                                                       .
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International        .                                                                                 .
Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global               .                                                                                 .
Technology Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth                                                                                       .
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate                   .                                                                        .
Investment Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International        .                                         .                                       .
Value Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/ Mid Cap                                                 .                                       .
Value Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                                                .                                       .
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap                                                                               .         .
Blended Style Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth                                                                                       .         .
Appreciation Strategy Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth                                                                              .         .
Strategy Portfolio
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Research      .                                                                       .         .
Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------

Fees and Expenses of the Portfolios

Why are Portfolio Fees and Expenses Important?
Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees and operating expenses.

Shareholder Fees (fees paid directly from your investment)
N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Examples
The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a Contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:




                    AllianceBernstein VPS Money Market Portfolio
                    Operating Expenses
                    --------------------------------------------
                    Management fees                       .45%
                    --------------------------------------------
                    Other expenses                        .48%
                    --------------------------------------------
                    Total Portfolio operating expenses    .93%
                    --------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $95
                             ---------------------
                             After 3 Years    $296
                             ---------------------
                             After 5 Years    $515
                             ---------------------
                             After 10 Years $1,143
                             ---------------------



                    AllianceBernstein VPS Large Cap Growth Portfolio
                    Operating Expenses
                    ------------------------------------------------
                    Management fees                         .75%
                    ------------------------------------------------
                    Other expenses                          .09%
                    ------------------------------------------------
                    Total Portfolio operating expenses      .84%
                    ------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $86
                             ---------------------
                             After 3 Years    $268
                             ---------------------
                             After 5 Years    $466
                             ---------------------
                             After 10 Years $1,037
                             ---------------------



                    AllianceBernstein VPS Growth and Income Portfolio
                    Operating Expenses
                    -------------------------------------------------
                    Management fees                         .55%
                    -------------------------------------------------
                    Other expenses                          .06%
                    -------------------------------------------------
                    Total Portfolio operating expenses      .61%
                    -------------------------------------------------



                              Examples
                              -------------------
                              After 1 Year    $62
                              -------------------
                              After 3 Years  $195
                              -------------------
                              After 5 Years  $340
                              -------------------
                              After 10 Years $762
                              -------------------



                    AllianceBernstein VPS U.S. Government/High Grade
                    Securities Portfolio
                    Operating Expenses
                    ------------------------------------------------
                    Management fees                         .45%
                    ------------------------------------------------
                    Other expenses                          .32%
                    ------------------------------------------------
                    Total Portfolio operating expenses      .77%
                    ------------------------------------------------



                              Examples
                              -------------------
                              After 1 Year    $79
                              -------------------
                              After 3 Years  $246
                              -------------------
                              After 5 Years  $428
                              -------------------
                              After 10 Years $954
                              -------------------



                    AllianceBernstein VPS High Yield Portfolio
                    Operating Expenses
                    ------------------------------------------
                    Management fees                      .50%
                    ------------------------------------------
                    Other expenses                       .70%
                    ------------------------------------------
                    Total Portfolio operating expenses  1.20%
                    ------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $122
                             ---------------------
                             After 3 Years    $381
                             ---------------------
                             After 5 Years    $660
                             ---------------------
                             After 10 Years $1,455
                             ---------------------

                    AllianceBernstein VPS Balanced Shares Portfolio
                    Operating Expenses
                    -----------------------------------------------
                    Management fees                        .55%
                    -----------------------------------------------
                    Other expenses                         .18%
                    -----------------------------------------------
                    Total Portfolio operating expenses     .73%
                    -----------------------------------------------



                              Examples
                              -------------------
                              After 1 Year    $75
                              -------------------
                              After 3 Years  $233
                              -------------------
                              After 5 Years  $406
                              -------------------
                              After 10 Years $906
                              -------------------



                    AllianceBernstein VPS International Research
                    Growth Portfolio
                    Operating Expenses
                    --------------------------------------------
                    Management fees                       .75%
                    --------------------------------------------
                    Other expenses                        .50%
                    --------------------------------------------
                    Total Portfolio operating expenses   1.25%
                    --------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $127
                             ---------------------
                             After 3 Years    $397
                             ---------------------
                             After 5 Years    $686
                             ---------------------
                             After 10 Years $1,511
                             ---------------------



                    AllianceBernstein VPS Global Bond Portfolio
                    Operating Expenses
                    -------------------------------------------
                    Management fees                       .45%
                    -------------------------------------------
                    Other expenses                        .58%
                    -------------------------------------------
                    Total Portfolio operating expenses   1.03%
                    -------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $105
                             ---------------------
                             After 3 Years    $328
                             ---------------------
                             After 5 Years    $569
                             ---------------------
                             After 10 Years $1,259
                             ---------------------



                    AllianceBernstein VPS Americas Government
                    Income Portfolio
                    Operating Expenses
                    -----------------------------------------
                    Management fees                      .50%
                    -----------------------------------------
                    Other expenses                      1.00%
                    -----------------------------------------
                    Total Portfolio operating expenses  1.50%
                    -----------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $153
                             ---------------------
                             After 3 Years    $474
                             ---------------------
                             After 5 Years    $818
                             ---------------------
                             After 10 Years $1,791
                             ---------------------



                    AllianceBernstein VPS Global Dollar Government Portfolio
                    Operating Expenses
                    --------------------------------------------------------
                    Management fees                             .50%
                    --------------------------------------------------------
                    Other expenses                             1.26%
                    --------------------------------------------------------
                    Total Portfolio operating expenses         1.76%
                    --------------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $179
                             ---------------------
                             After 3 Years    $554
                             ---------------------
                             After 5 Years    $954
                             ---------------------
                             After 10 Years $2,073
                             ---------------------



                    AllianceBernstein VPS Utility Income Portfolio
                    Operating Expenses
                    ----------------------------------------------
                    Management fees                        .55%
                    ----------------------------------------------
                    Other expenses                         .40%
                    ----------------------------------------------
                    Total Portfolio operating expenses     .95%
                    ----------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $97
                             ---------------------
                             After 3 Years    $303
                             ---------------------
                             After 5 Years    $525
                             ---------------------
                             After 10 Years $1,166
                             ---------------------



                    AllianceBernstein VPS Growth Portfolio
                    Operating Expenses
                    ---------------------------------------
                    Management fees                    .75%
                    ---------------------------------------
                    Other expenses                     .15%
                    ---------------------------------------
                    Total Portfolio operating expenses .90%
                    ---------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $92
                             ---------------------
                             After 3 Years    $287
                             ---------------------
                             After 5 Years    $498
                             ---------------------
                             After 10 Years $1,108
                             ---------------------



                    AllianceBernstein VPS International Growth Portfolio
                    Operating Expenses
                    ----------------------------------------------------
                    Management fees                           .75%
                    ----------------------------------------------------
                    Other expenses                            .48%
                    ----------------------------------------------------
                    Total Portfolio operating expenses       1.23%
                    ----------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $125
                             ---------------------
                             After 3 Years    $390
                             ---------------------
                             After 5 Years    $826
                             ---------------------
                             After 10 Years $1,489
                             ---------------------

                    AllianceBernstein VPS Global Technology Portfolio
                    Operating Expenses
                    -------------------------------------------------
                    Management fees                         .75%
                    -------------------------------------------------
                    Other expenses                          .17%
                    -------------------------------------------------
                    Total Portfolio operating expenses      .92%
                    -------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $94
                             ---------------------
                             After 3 Years    $293
                             ---------------------
                             After 5 Years    $509
                             ---------------------
                             After 10 Years $1,131
                             ---------------------



                    AllianceBernstein VPS Small Cap Growth Portfolio
                    Operating Expenses
                    ------------------------------------------------
                    Management fees                         .75%
                    ------------------------------------------------
                    Other expenses                          .41%
                    ------------------------------------------------
                    Total Portfolio operating expenses     1.16%
                    ------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $118
                             ---------------------
                             After 3 Years    $368
                             ---------------------
                             After 5 Years    $638
                             ---------------------
                             After 10 Years $1,409
                             ---------------------



                    AllianceBernstein VPS Real Estate Investment Portfolio
                    Operating Expenses
                    ------------------------------------------------------
                    Management fees                            .55%
                    ------------------------------------------------------
                    Other expenses                             .28%
                    ------------------------------------------------------
                    Total Portfolio operating expenses         .83%
                    ------------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $85
                             ---------------------
                             After 3 Years    $265
                             ---------------------
                             After 5 Years    $460
                             ---------------------
                             After 10 Years $1,025
                             ---------------------



                  AllianceBernstein VPS International Value Portfolio
                  Operating Expenses
                  ---------------------------------------------------
                  Management fees                            .75%
                  ---------------------------------------------------
                  Other expenses                             .10%
                  ---------------------------------------------------
                  Total Portfolio operating expenses (a)     .85%
                  ---------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $87
                             ---------------------
                             After 3 Years    $271
                             ---------------------
                             After 5 Years    $471
                             ---------------------
                             After 10 Years $1,049
                             ---------------------



                    AllianceBernstein VPS Small/Mid Cap Value Portfolio
                    Operating Expenses
                    ---------------------------------------------------
                    Management fees                          .75%
                    ---------------------------------------------------
                    Other expenses                           .11%
                    ---------------------------------------------------
                    Total Portfolio operating expenses       .86%
                    ---------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $88
                             ---------------------
                             After 3 Years    $274
                             ---------------------
                             After 5 Years    $477
                             ---------------------
                             After 10 Years $1,061
                             ---------------------



                  AllianceBernstein VPS Value Portfolio
                  Operating Expenses
                  -------------------------------------------
                  Management fees                        .55%
                  -------------------------------------------
                  Other expenses                         .14%
                  -------------------------------------------
                  Total Portfolio operating expenses (a) .69%
                  -------------------------------------------



                              Examples
                              -------------------
                              After 1 Year    $70
                              -------------------
                              After 3 Years  $221
                              -------------------
                              After 5 Years  $384
                              -------------------
                              After 10 Years $859
                              -------------------



                AllianceBernstein VPS U.S. Large Cap
                Blended Style Portfolio
                Operating Expenses
                -----------------------------------------------
                Management fees                            .65%
                -----------------------------------------------
                Other expenses                            1.63%
                -----------------------------------------------
                Total Portfolio operating expenses        2.28%
                -----------------------------------------------
                Waiver and/or expense reimbursement (b) (1.08)%
                -----------------------------------------------
                Net expenses                              1.20%
                -----------------------------------------------



                           Examples
                           -------------------------
                           After 1 Year         $122
                           -------------------------
                           After 3 Years (c)    $609
                           -------------------------
                           After 5 Years (c)  $1,122
                           -------------------------
                           After 10 Years (c) $2,532
                           -------------------------



                AllianceBernstein VPS Wealth Appreciation
                Strategy Portfolio
                Operating Expenses
                -----------------------------------------------
                Management fees                            .65%
                -----------------------------------------------
                Other expenses                            1.34%
                -----------------------------------------------
                Total Portfolio operating expenses        1.99%
                -----------------------------------------------
                Waiver and/or expense reimbursement (b) (1.09)%
                -----------------------------------------------
                Net expenses                               .90%
                -----------------------------------------------



                           Examples
                           -------------------------
                           After 1 Year          $92
                           -------------------------
                           After 3 Years (c)    $519
                           -------------------------
                           After 5 Years (c)    $972
                           -------------------------
                           After 10 Years (c) $2,229
                           -------------------------

                 AllianceBernstein VPS Balanced Wealth Strategy Portfolio
                 Operating Expenses
                 --------------------------------------------------------
                 Management fees                                .55%
                 --------------------------------------------------------
                 Other expenses                                 .52%
                 --------------------------------------------------------
                 Total Portfolio operating expenses            1.07%
                 --------------------------------------------------------
                 Waiver and/or expense reimbursement (b)      (.32)%
                 --------------------------------------------------------
                 Net expenses                                   .75%
                 --------------------------------------------------------



                           Examples
                           -------------------------
                           After 1 Year          $77
                           -------------------------
                           After 3 Years (c)    $309
                           -------------------------
                           After 5 Years (c)    $559
                           -------------------------
                           After 10 Years (c) $1,277
                           -------------------------



                AllianceBernstein VPS Global Research Growth Portfolio
                Operating Expenses
                ------------------------------------------------------
                Management fees                                .75%
                ------------------------------------------------------
                Other expenses                                3.86%
                ------------------------------------------------------
                Total Portfolio operating expenses            4.61%
                ------------------------------------------------------
                Waiver and/or expense reimbursement (b)     (3.41)%
                ------------------------------------------------------
                Net expenses                                  1.20%
                ------------------------------------------------------



                           Examples
                           -------------------------
                           After 1 Year         $122
                           -------------------------
                           After 3 Years (c)  $1,083
                           -------------------------
                           After 5 Years (c)  $2,051
                           -------------------------
                           After 10 Years (c) $4,505
                           -------------------------



(a)Total Portfolio Operating Expenses for the fiscal year ended December 31, 2006 do not reflect the voluntary waiver of certain administrative expenses by the Portfolio's principal underwriter, AllianceBernstein Investments, Inc.



(b)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the current fiscal year for each of the AllianceBernstein U.S. Large Cap Blended Style Portfolio and the AllianceBernstein Global Research Growth Portfolio and May 1, 2008 for each of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio and may be extended by the Adviser for additional one-year terms.



(c)The example assumes that the Adviser's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.

Investing in the Portfolios

How to Buy and Sell Shares
The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Payments to Financial Intermediaries
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

- defrayal of costs for educational seminars and training;
- additional distribution support; and
- payments related to providing Contractholder recordkeeping and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2007, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $450,000. In 2006, ABI paid additional payments of approximately $325,000 for the Portfolios.


If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.


As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:





  AIG SunAmerica


  Ameriprise Financial


  Genworth Financial


  ING Reliastar Life


  ING USA Annuity and Life Insurance Co.


  Lincoln Financial Distributors


  Merrill Lynch


  Prudential Financial


  RiverSource Distributors, Inc.


  Transamerica Capital, Inc.


Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Frequent Purchases and Redemptions of Portfolio Shares
The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realiz-ing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio's performance.


Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.


Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If a Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). A Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

How the Portfolios Value their Shares

Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV (except for the AllianceBernstein Money Market Portfolio), a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.



The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern Time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.


The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, the Fund's Board of Directors has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

More Information About the Portfolios and Their Investments

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:


 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same
   (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments include the following:

 - Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only

   "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolios' investments in swap transactions include the following:


 - Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).



 - Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.



   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.



   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.



   Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.



 - Credit Default Swap Agreement. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.



   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.



 - Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.




..  Other Derivative Investments

 - Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.


   The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


   The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.




 - Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, or securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.



   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.



   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.


Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As

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with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


The Portfolios may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current SEC Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Indexed Commercial Paper
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.


Inflation Protected Securities


Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.


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IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


Investment in Other Investment Companies

The Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Loan Participations




The Portfolios may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.



The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.



Mortgage-Backed Securities and Associated Risks




Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage- backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.



Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.



Guaranteed Mortgage Pass-Through Securities. The AllianceBernstein Real Estate Investment Portfolio may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.



Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. The AllianceBernstein Real Estate Investment Portfolio will not invest in the lowest tranche of CMOs and REMICs.



Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.



A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted invest-


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



ments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the AllianceBernstein Real Estate Investment Portfolio does not intend to invest in residual interests.



Other Asset-Backed Securities


The Portfolios may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.



Real Estate Investment Trusts (REITs)


REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.


Additional Risk Considerations for Real Estate Investments

Although the AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties, increases in competition property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.



REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.


Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utility Industry
A Portfolio's principal risks may include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on a Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual Portfolios to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily

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regulated by their respective governments than utility companies located in the
U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.


Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Portfolios may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Structured Securities

The Portfolios may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-backed


                                                                             57

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and other asset-backed securities. The Portfolios' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Variable, Floating and Inverse Floating Rate Instruments
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


Non-U.S. (Foreign) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.



Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identi-

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fied by the World Bank as Low Income, Lower Middle Income and Upper Middle
Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


Algeria                                Hungary                                Qatar
Argentina                              India                                  Romania
Belize                                 Indonesia                              Russia
Brazil                                 Israel                                 Singapore
Bulgaria                               Jamaica                                Slovakia
Chile                                  Jordan                                 Slovenia
China                                  Kazakhstan                             South Africa
Colombia                               Lebanon                                South Korea
Costa Rica                             Malaysia                               Taiwan
Cote D'Ivoire                          Mexico                                 Thailand
Croatia                                Morocco                                Trinidad & Tobago
Czech Republic                         Nigeria                                Tunisia
Dominican Republic                     Pakistan                               Turkey
Ecuador                                Panama                                 Ukraine
Egypt                                  Peru                                   Uruguay
El Salvador                            Philippines                            Venezuela
Guatemala                              Poland
Hong Kong





Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.




Non-U.S. (Foreign) Currencies

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities
The value of each Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.


Borrowings and Leverage

Certain of the Portfolios may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage could adversely affect a Portfolios' shareholders, as noted above, or in anticipation of such changes, each Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. A

Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

Sovereign Debt Obligations
No established secondary markets may exist for many of the sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, a Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Investments in sovereign debt obligations may include those that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Portfolios' investment objectives. A Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.


Investment in Smaller, Less-Seasoned Companies


A Portfolio may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.




Future Developments
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Changes in Investment Objectives and Policies
The Portfolio's Board of Directors may change a Portfolio's investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.



Portfolio Turnover

The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases transaction and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings

A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

Management of the Portfolios

Investment Adviser

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2006, totaling approximately $717 billion (of which approximately $88 billion represented assets of investment companies). As of December 31, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 47 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 124 separate investment portfolios, currently have approximately 3.8 million shareholder accounts.



The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2006, the Portfolios paid the Adviser as a percentage of average daily net assets:



                                                      Fee as a percentage of
 Portfolio                                            average daily net assets
 -----------------------------------------------------------------------------
 AllianceBernstein Money Market Portfolio                      .45%
 AllianceBernstein Large Cap Growth Portfolio                  .75%
 AllianceBernstein Growth and Income Portfolio                 .55%
 AllianceBernstein U.S. Government/High Grade
  Securities Portfolio                                         .45%
 AllianceBernstein High Yield Portfolio                        .50%
 AllianceBernstein Balanced Shares Portfolio                   .55%
 AllianceBernstein International Research Growth
  Portfolio                                                    .75%
 AllianceBernstein Global Bond Portfolio                       .45%
 AllianceBernstein Americas Government Income
  Portfolio                                                    .50%
 AllianceBernstein Global Dollar Government
  Portfolio                                                    .50%
 AllianceBernstein Utility Income Portfolio                    .55%
 AllianceBernstein Growth Portfolio                            .75%
 AllianceBernstein International Growth Portfolio              .75%
 AllianceBernstein Global Technology Portfolio                 .75%
 AllianceBernstein Small Cap Growth Portfolio                  .75%
 AllianceBernstein Real Estate Investment Portfolio            .55%
 AllianceBernstein International Value Portfolio               .75%
 AllianceBernstein Small/Mid Cap Value Portfolio               .75%
 AllianceBernstein Value Portfolio                             .55%
 AllianceBernstein U.S. Large Cap Blended Style
  Portfolio (a)                                                .10%
 AllianceBernstein Wealth Appreciation Strategy
  Portfolio (b)                                                .10%
 AllianceBernstein Balanced Wealth Strategy
  Portfolio                                                    .55%
 AllianceBernstein Global Research Growth
  Portfolio (c)                                                  0%



(a)Fees are stated net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2006. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of average daily net assets would have been .65%.



(b)Fees are stated net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2006. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of daily net assets would have been .65%.





(c)Fees are stated net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2006. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of daily net assets would have been .75%.


A discussion regarding the basis for the Board of Directors' approval of each Portfolio's investment advisory agreement is available in a Portfolio's annual report to shareholders for the fiscal year ended indicated above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Portfolio Managers

The management of and investment decisions for the AllianceBernstein Growth and Income Portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since prior to 2002). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002.





The management of and investment decisions for the AllianceBernstein Balanced Shares Portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While the members of the Balanced Shares Investment Team work jointly to determine the Portfolio's investment strategy, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Portfolio's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Portfolio's investments since prior to 2002. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Portfolio's investments since prior to 2002.



The U.S. Core Investment Grade: Core Fixed-Income Investment Team is responsible for day-to-day management of the debt component of the Portfolio's portfolio. The following table lists the persons within the U.S. Core Investment Grade: Core Fixed-Income Investment Team with the most significant responsibility for the day-to-day management of the debt component of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio's debt component, and each person's principal occupation during the past five years:



                                                 Principal Occupation(s) During
Employee; Year; Title                               the Past Five (5) Years
-------------------------------------------------------------------------------------
Alison M. Martier; since April 2007;       Senior Vice President of the Adviser,
Senior Vice President of the Adviser and   with which she has been associated
Director of U.S. Core Fixed Income         in a substantially similar capacity to her
                                           current position since prior to 2002,
                                           and Director of U.S. Core Fixed Income.

Greg J. Wilensky; since April 2007; Senior Senior Vice President of the Adviser,
Vice President of the Adviser and Director with which he has been associated in a
of Stable Value Investments                substantially similar capacity to his
                                           current position since prior to 2002,
                                           and Director of Stable Value
                                           Investments.

Shawn E. Keegan; since April 2007; Vice    Vice President of the Adviser, with
President of the Adviser                   which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.

Joran Laird; since April 2007; Vice        Vice President of the Adviser, with
President of the Adviser                   which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.





The day-to-day management of and investment decisions for the AllianceBernstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Portfolio Manager. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2002. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition,
Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.





The day-to-day management of and investment decisions for the AllianceBernstein Growth Portfolio are made by the Adviser's U.S. Growth Team. The U.S. Growth Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The following table lists the senior members of the U.S. Growth Team with the responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                               Principal Occupation During The
Employee; Year; Title                                Past Five (5) Years
-----------------------------------------------------------------------------------
Alan E. Levi; since 2000; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002. Mr.
                                          Levi is the team leader of the U.S.
                                          Disciplined Growth and U.S. Growth
                                          Team since 2002 and was formerly
                                          head of growth research at the Adviser.

Jack E. Plym; since 2006; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Plym is a member of the U.S.
                                          Disciplined Growth and U.S. Growth
                                          teams.

William D. Baird; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Baird is a member of the
                                          U.S. Disciplined Growth and U.S.
                                          Growth teams.

Robert H. Ginsberg; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Ginsberg is a member of the
                                          U.S. Disciplined Growth and U.S.
                                          Growth teams.



The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Portfolio are made by Ms. Janet Walsh, Senior Vice President of the Adviser. Ms. Walsh has been responsible for the Portfolio's investments since 2003, and has been with the firm since prior to 2002. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The day-to-day management of and investment decisions for the AllianceBernstein Global Research Growth Portfolio are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.



Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.


The Adviser's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.



The following table lists the research sector heads with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                 Principal Occupation During the
Employee; Year; Title                                  Past Five (5) Years
------------------------------------------------------------------------------------
Norman M. Fidel; since inception; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Eric Hewitt; since April 2007; Vice          Vice President of the Adviser, with
President of the Adviser                     which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Thomas A. Schmitt; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Jane E. Schneirov; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which she has been associated in
                                             a substantially similar capacity to her
                                             current position since prior to 2002.

Francis X. Suozzo; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Paul Vogel; since April 2007; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Janet A. Walsh; since inception; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                     with which she has been associated in
                                             a substantially similar capacity to her
                                             current position since prior to 2002.



The management of and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio's portfolio.


The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


Employee; Year; Title; Underlying              Principal Occupation During the
Investment Team                                      Past Five (5) Years
-----------------------------------------------------------------------------------
Michael Levy; since 2003; Senior Vice      Senior Vice President of ABL, with
President of AllianceBernstein Limited     which he has been associated in a
("ABL"); Global Emerging Growth            substantially similar capacity to his
Investment Team                            current position since prior to 2002.

Christopher M. Toub; since May 2005;       Executive Vice President of the Adviser,
Executive Vice President of the Adviser;   with which he has been associated in a
Global/ International Large Cap Growth     substantially similar capacity to his
Investment Teams                           current position since prior to 2002.

Gregory Eckersley; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser; Global/          with which he has been associated in a
International Large Cap Growth Investment  substantially similar capacity to his
Teams                                      current position since prior to 2002.

Robert W. Scheetz; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser; International    with which he has been associated in a
Large Cap Growth Investment Team           substantially similar capacity to his
                                           current position since prior to 2002.



The day-to-day management of and investment decisions for the AllianceBernstein International Research Growth Portfolio are made by the Adviser's International Research Growth senior sector analysts, with oversight by the Adviser's International Research Growth Portfolio Oversight Group.



Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst for that sector. The senior sector analysts rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad.



The Adviser's International Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth senior sector analysts, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.



The following table lists the senior sector analysts with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                              Principal Occupation During the
Employee; Year; Title                               Past Five (5) Years
----------------------------------------------------------------------------------
Hiromitsu Agata; since 2005; Senior Vice  Senior Vice President of
President of AllianceBernstein Japan Ltd. AllianceBernstein Japan Ltd., with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.

Isabel Buccellati; since 2005; Vice       Vice President of ABL, with which she
President ABL                             has been associated in a substantially
                                          similar capacity to her current position
                                          since prior to 2002.

William Johnston; since 2005; Senior Vice Senior Vice President of ABL, with
President of ABL                          which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.

Michele Patri; since 2005; Vice President Vice President of ABL, with which he
of ABL                                    has been associated in a substantially
                                          similar capacity to his current position since prior to 2002.


                                              Principal Occupation During the
Employee; Year; Title                               Past Five (5) Years
---------------------------------------------------------------------------------
Thomas A. Schmitt; since 2005; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.

Valli Srikanthapalan; since 2005; Senior   Senior Vice President of ABL, with
Vice President of ABL                      which she has been associated in a
                                           substantially similar capacity to her
                                           current position since prior to 2002.

Atsushi Yamamoto; since 2005; Senior       Senior Vice President of
Vice President of AllianceBernstein        AllianceBernstein Japan Ltd., with
Japan Ltd.                                 which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.


The management of and investment decisions for each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.


The following table lists the Investment Policy Groups or Investment Teams, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein                      Raymond J. Papera; since 1997; Senior  Senior Vice President of the Adviser,
  Money Market                         Vice President of the Adviser          with which he has been associated
  Portfolio                                                                   since prior to 2002.

 Money Market Investment Team          Maria R Cona; since 2005; Vice         Vice President of the Adviser, with
                                       President of the Adviser               which she has been associated since
                                                                              prior to 2002.

                                       Jason Moshos; since 2005; Vice         Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              prior to 2002.

AllianceBernstein U.S Government/High  Alison Martier; since 2005; Senior     Senior Vice President of the Adviser,
 Grade Securities Portfolio            Vice President of the Adviser and      with which she has been associated
                                       Director of U.S. Core Fixed Income     since prior to 2002, and Director of
                                                                              U.S. Core Fixed Income.

 U.S. Investment Grade Fixed Income    Greg J. Wilensky; since 2005; Senior   Senior Vice President of the Adviser,
   Team                                Vice President of the Adviser and      with which he has been associated
                                       Director of Stable Value Investments   since prior to 2002, and Director of
                                                                              Stable Value Investments.

AllianceBernstein High Yield Portfolio Douglas J. Peebles; since 2006;        Executive Vice President of the
                                       Executive Vice President of the        Adviser, with which he has been
 Global Credit Team                    Adviser, Chief Investment Officer and  associated since prior to 2002, and
                                       Co-Head of Fixed Income                Chief Investment Officer and Co-Head
                                                                              of Fixed Income.


                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       Andrew M. Aran; since 2006; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Global Credit Strategies   since prior to 2002, and Director of
                                                                              Global Credit Strategies.

                                       Joel J. McKoan; since 2006; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Global Credit              since 2003, and Director of the
                                                                              Global Credit Team. Prior to 2003, he
                                                                              was a Managing Director at UBS
                                                                              Warburg where he headed the North
                                                                              American Debt Syndicate Group, with
                                                                              responsibility for primary trading of
                                                                              corporate debt, emerging market debt
                                                                              and structured products, and was
                                                                              Global Co-Head of the CDO Group at
                                                                              UBS Warburg since prior to 2002.

                                       Gershon Distenfeld; since 2005; Vice   Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              prior to 2002.

AllianceBernstein Global Bond          Michael L. Mon; since 2005; Vice       Vice President of the Adviser, with
 Portfolio                             President of the Adviser               which he has been associated since
                                                                              prior to 2002.
 Global Fixed-Income Investment Team
                                       Douglas J. Peebles; since prior to     (see above)
                                       2002; (see above)

                                       Matthew S. Sheridan; since 2005; Vice  Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              prior to 2002.

AllianceBernstein Americas Government  Paul J. DeNoon; since 2002; Senior     Senior Vice President of the Adviser,
 Income Portfolio                      Vice President of the Adviser and      with which he has been associated
                                       Director of Emerging Market Debt       since prior to 2002, and Director of
                                                                              Emerging Market Debt.

 Global Fixed-Income Investment Team   Fernando Grisales; since 2007;         Assistant Vice President of the
                                       Assistant Vice President of the        Adviser, with which he has been
                                       Adviser                                associated since prior to 2002.

                                       Michael L. Mon; since 2003; (see       (see above)
                                       above)

                                       Douglas J. Peebles; since 2003; (see   (see above)
                                       above)

                                       Scott DiMaggio; since 2005; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Canada Fixed Income        since prior to 2002, and Director of
                                                                              Canada Fixed Income.

                                       Matthew Sheridan; since 2007; (see     (see above)
                                       above)

AllianceBernstein Small Cap Growth     Bruce K. Aronow; since 2000; Senior    Senior Vice President of the Adviser,
 Portfolio                             Vice President of the Adviser and      with which he has been associated
                                       Small Cap Growth Team Leader           since prior to 2002, and Small Cap
 Small Cap Growth Investment Team                                             Growth Team Leader.


                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       N. Kumar Kirpalani; since 2005;        Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated
                                                                              since prior to 2002.

                                       Samantha S. Lau; since 2005; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which she has been associated
                                                                              since prior to 2002.

                                       Wen-Tse Tseng; since 2006; Vice        Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              March 2006. Prior thereto, he was the
                                                                              healthcare-sector portfolio manager
                                                                              for the small-cap growth team at
                                                                              William D. Witter from September 2003
                                                                              to February 2006. He also worked at
                                                                              Weiss, Peck & Greer, managing the
                                                                              healthcare-sector with the same team
                                                                              with which he worked at William D.
                                                                              Witter, from April 2002 to August
                                                                              2003. Prior thereto, he was a senior
                                                                              healthcare analyst at JP Morgan
                                                                              Fleming Asset Management since prior
                                                                              to 2002.

AllianceBernstein Real Estate          Joseph G. Paul; since 2004; Senior     Senior Vice President of the Adviser
 Investment Portfolio                  Vice President of the Adviser, Chief   since prior to 2002, Chief Investment
                                       Investment Officer of Small- and       Officer of Small- and
 REIT Investment Policy Group          Mid-Capitalization Value Equities,     Mid-Capitalization Value Equities
                                       Co-Chief Investment Officer of Real    since July 2002, and Co-Chief
                                       Estate Equities                        Investment Officer of Real Estate
                                                                              Investments since July 2004. He
                                                                              served as Chief Investment Officer of
                                                                              Advanced Value at the Adviser since
                                                                              prior to 2002.

                                       Teresa Marziano; since 2004; Senior    Senior Vice President of the Adviser
                                       Vice President of the Adviser and      since prior to 2002 and Co-Chief
                                       Co-Chief Investment Officer of Real    Investment Officer of Real Estate
                                       Estate Investments                     Investments since July 2004.

AllianceBernstein International Value  Sharon E. Fay; since 2005; Executive   Executive Vice President of the
 Portfolio                             Vice President of the Adviser and      Adviser and Chief Investment Officer
                                       Chief Investment Officer of Global     of Global Value Equities and chair of
 Global Value Investment Policy Group  Value Equities                         the Global Value Investment Policy
                                                                              Group since June 2003. Since prior to
                                                                              2002 until 2006, she served as Chief
                                                                              Investment Officer of UK and European
                                                                              Value Equities at the Adviser and
                                                                              chaired the Global, European and UK
                                                                              Value Investment Policy Groups.



                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       Kevin F. Simms; since inception;       Senior Vice President of the Adviser
                                       Senior Vice President of the Adviser,  since prior to 2002 and Co-Chief
                                       Co-Chief Investment Officer of         Investment Officer of International
                                       International Value Equities, and      Value Equities at the Adviser since
                                       Director of Research for               2003. He is also Director of Research
                                       International Value and Global Value   for International Value and Global
                                       Equities                               Value Equities at the Adviser since
                                                                              prior to 2002.

                                       Henry S. D'Auria; since 2003; Senior   Senior Vice President of the Adviser
                                       Vice President of the Adviser, Chief   since prior to 2002, Chief Investment
                                       Investment Officer of Emerging         Officer of Emerging Markets Value
                                       Markets Value Equities, and Co-Chief   Equities since 2002, and Co-Chief
                                       Investment Officer of International    Investment Officer of International
                                       Value Equities                         Value Equities of the Adviser since
                                                                              June 2003.

                                       Eric J. Franco; since 2006; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated
                                                                              since prior to 2002.

AllianceBernstein Small/Mid Cap Value  Joseph G. Paul; since 2002; (see       (see above)
 Portfolio                             above)

 Small/Mid Cap Value Investment        James W. MacGregor; since 2005;        Senior Vice President of the Adviser,
   Policy Group                        Senior Vice President of the Adviser   with which he has been associated
                                       and Director of Research--Small- and   since prior to 2002. He is also
                                       Mid-Cap Value Equities                 currently Director of
                                                                              Research--Small- and Mid-Cap Value
                                                                              Equities.

                                       Andrew J. Weiner; since 2005; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Senior Research Analyst                since prior to 2002. He is also a
                                                                              Senior Research Analyst.

AllianceBernstein Value Portfolio      Marilyn G. Fedak; since inception;     Executive Vice President of the
                                       Executive Vice President of the        Adviser, with which she has been
 U.S. Value Investment Policy Group    Adviser, Head of SCB Value Equities    associated since prior to 2002. She
                                       Business and Co-Chief Investment       is Head of SCB Value Equities
                                       Officer of U.S. Value Equities         Business and Co-Chief Investment
                                                                              Officer of U.S. Value Equities.

                                       John Mahedy; since 2005; Senior Vice   Senior Vice President of the Adviser,
                                       President of the Adviser, Co-Chief     with which he has been associated
                                       Investment Officer of U.S. Value       since prior to 2002, Co-Chief
                                       Equities, and Director of              Investment Officer of U.S. Value
                                       Research--U.S. Value Equities          Equities since 2003, and Director of
                                                                              Research--U.S. Value Equities since
                                                                              2002.

                                       Christopher W. Marx; since 2005;       Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated
                                                                              since prior to 2002.

                                       John D. Phillips; since 2005; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated
                                                                              since prior to 2002.


                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth     James G. Reilly; since 2006;           Executive Vice President of the
 Portfolio                             Executive Vice President of the        Adviser, with which he has been
                                       Adviser                                associated since prior to 2002. Mr.
 U.S. Large Cap Growth Investment Team                                        Reilly has been a member of the U.S.
                                                                              Large Cap Growth Investment Team
                                                                              since 1988.

                                       David P. Handke, Jr.; since 2006;      Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated
                                                                              since prior to 2002. Mr. Handke has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 1984.

                                       (Scott) Patrick Wallace; since 2006;   Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated
                                                                              since prior to 2002. Mr. Wallace has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 2001.

                                       Michael J. Reilly; since 2006; Senior  Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated
                                                                              since prior to 2002. Mr. Reilly has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 1992.

                                       Syed J. Hasnain; since 2006; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated
                                                                              since prior to 2002. Mr. Hasnain has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 1994.

AllianceBernstein Global Dollar        Paul J. DeNoon; since August 2002;     (see above)
 Government Portfolio                  (see above)

 Global Fixed Income Emerging Markets
   Investment Team

                                       Fernando Grisales; since January       (see above)
                                       2005; (see above)

                                       Michael L. Mon; since July 1999; (see  (see above)
                                       above)

                                       Douglas J. Peebles; since inception;   (see above)
                                       (see above)

                                       Matthew S. Sheridan; since October     (see above)
                                       2005; (see above)


                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap
 Blended Style Portfolio/
 AllianceBernstein Wealth
 Appreciation Strategy Portfolio/
 AllianceBernstein Balanced Wealth
 Strategy Portfolio

 Blend Investment Policy Team          Thomas J. Fontaine; since inception;   Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2002.

                                       Mark A. Hamilton; since 2006; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2002.

                                       Joshua Lisser; since inception;        Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated in
                                       and Chief Investment Officer of        a substantially similar capacity to
                                       Structured Equities                    his current position since prior to
                                                                              2002, Chief Investment Officer of
                                                                              Structured Equities, and member of
                                                                              the Blend Strategies team.

                                       Seth J. Masters; since inception;      Executive Vice President of the
                                       Executive Vice President of the        Adviser, with which he has been
                                       Adviser and Chief Investment Officer   associated in a substantially similar
                                       of Blend Strategies                    capacity to his current position
                                                                              since prior to 2002, and Chief
                                                                              Investment Officer of Blend
                                                                              Strategies.

                                       Christopher H. Nikolich; since         Senior Vice President of the Adviser,
                                       inception; Senior Vice President of    with which he has been associated in
                                       the Adviser                            a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2002.


Additional information about the Portfolio Managers may be found in the Fund's SAI.

Performance of Equity Investment Teams
Although the AllianceBernstein Wealth Appreciation Strategy Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the AllianceBernstein Wealth Appreciation Strategy Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AllianceBernstein Wealth Appreciation Strategy Portfolio they manage. The Equity Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the AllianceBernstein Wealth Appreciation Strategy Portfolio, as a registered investment company, is subject and which, if applicable to the Equity Historical Accounts, may have adversely affected the performance of the Equity Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity Historical Accounts managed by investment teams that manage the AllianceBernstein Wealth Appreciation Strategy Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity Historical Accounts through June 30, 2006. The aggregate assets for the Equity Historical Accounts managed by each investment team as of June 30, 2006 are also shown. Each of an investment team's Equity Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Equity Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AllianceBernstein Wealth Appreciation Strategy Portfolio, which may be higher than the fees imposed on the Equity Historical Accounts, and will reduce the returns of the AllianceBernstein Wealth Appreciation Strategy Portfolio. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AllianceBernstein Wealth Appreciation Strategy Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.


The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of May 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth including forward looking variables. Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.


The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.

If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein Wealth Appreciation Strategy Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein Wealth Appreciation Strategy Portfolio's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate each investment team's performance in managing the Equity Historical Accounts as measured against certain broad based market indices. The performance of the AllianceBernstein Wealth Appreciation Strategy Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio's assets and by the Adviser's allocation of the AllianceBernstein Wealth Appreciation Strategy Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AllianceBernstein Wealth Appreciation Strategy Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the AllianceBernstein Wealth Appreciation Strategy Portfolio's portfolio to relatively poorly performing investment teams, the performance of the AllianceBernstein Wealth Appreciation Strategy Portfolio would suffer. Investors should not rely on the performance data of the Equity Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the AllianceBernstein Wealth Appreciation Strategy Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.

Equity Historical Accounts
--------------------------------------------------------------------------------

Net of fees performance

For periods ended December 31, 2006, with their Aggregate Assets as of December 31, 2006



Investment Teams and              Assets                                       Since   Inception
Benchmarks                     (in millions) 1 Year 3 Years 5 Years 10 Years Inception   Dates
------------------------------------------------------------------------------------------------
US Large Cap Growth              $21,401.9    1.07%  7.99%   1.85%   7.37%    14.58%*  12/31/77
Russell 1000 Growth                           9.07%  6.87%   2.69%   5.44%       N/A
------------------------------------------------------------------------------------------------
US Large Cap Value               $24,167.6   22.11% 14.17%  11.20%     N/A     9.64%    3/31/99
Russell 1000 Value                           22.25% 15.09%  10.86%     N/A     7.81%
------------------------------------------------------------------------------------------------
International Large Cap Growth    $4,421.0   18.22% 17.03%  12.79%   7.70%     8.31%   12/31/90
MSCI EAFE Growth                             22.33% 17.18%  12.27%   5.07%     5.77%
------------------------------------------------------------------------------------------------
International Large Cap Value     $6,183.7   35.74% 25.83%  22.72%     N/A    19.49%    3/31/01
MSCI EAFE Value                              30.38% 22.64%  17.65%     N/A    13.42%
------------------------------------------------------------------------------------------------
Global Real Estate                $1,002.3   43.49% 30.38%     N/A     N/A    32.23%    9/30/03
FTSE EPRA/NAREIT Index                       35.06% 25.85%     N/A     N/A    33.13%
------------------------------------------------------------------------------------------------


* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/06 were 14.63% and 14.59%, respectively.




Performance of Equity and Fixed-Income Investment Teams


Although the AllianceBernstein Balanced Wealth Strategy Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the AllianceBernstein Balanced Wealth Strategy Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AllianceBernstein Balanced Wealth Strategy Portfolio they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the AllianceBernstein Balanced Wealth Strategy Portfolio, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.



Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the AllianceBernstein Balanced Wealth Strategy Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity and Fixed-Income Historical Accounts through June 30, 2006. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of June 30, 2006 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.



The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical

Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AllianceBernstein Balanced Wealth Strategy Portfolio, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the AllianceBernstein Balanced Wealth Strategy Portfolio. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AllianceBernstein Balanced Wealth Strategy Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.



The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.


The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of May 2006 the MSCI, EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth including forward looking variables. Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.


The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the
Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year.

The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein Balanced Wealth Strategy Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein Balanced Wealth Strategy Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein Balanced Wealth Strategy Portfolio's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad based market indices. The performance of the AllianceBernstein Balanced Wealth Strategy Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein Balanced Wealth Strategy Portfolio's assets and by the Adviser's allocation of the AllianceBernstein Balanced Wealth Strategy Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AllianceBernstein Balanced Wealth Strategy Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the AllianceBernstein Balanced Wealth Strategy Portfolio's portfolio to relatively poorly performing investment teams, the performance of the AllianceBernstein Balanced Wealth Strategy Portfolio would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein Balanced Wealth Strategy Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the AllianceBernstein Balanced Wealth Strategy Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.


Equity and Fixed-Income Historical Accounts

--------------------------------------------------------------------------------

Net of fees performance

For periods ended December 31, 2006, with their Aggregate Assets as of December 31, 2006



Investment Teams and              Assets                                       Since   Inception
Benchmarks                     (in millions) 1 Year 3 Years 5 Years 10 Years Inception   Dates
------------------------------------------------------------------------------------------------
Equity
------------------------------------------------------------------------------------------------
US Large Cap Growth              $21,401.9    1.07%  7.99%   1.85%   7.33%    14.58%*  12/31/77
Russell 1000 Growth                           9.07%  6.87%   2.69%   5.44%       N/A
------------------------------------------------------------------------------------------------
US Large Cap Value               $24,167.6   22.11% 14.17%  11.20%     N/A     9.64%    3/31/99
Russell 1000 Value                           22.25% 15.09%  10.86%     N/A     7.81%
------------------------------------------------------------------------------------------------
International Large Cap Growth    $4,421.0   18.22% 17.03%  12.79%   7.70%     8.31%   12/31/90
MSCI EAFE Growth                             22.33% 17.18%  12.27%   5.07%     5.77%
------------------------------------------------------------------------------------------------
International Large Cap Value     $6,183.7   35.74% 25.83%  22.72%     N/A    19.49%    3/31/01
MSCI EAFE Value                              30.38% 22.64%  17.65%     N/A    13.42%
------------------------------------------------------------------------------------------------
Global Real Estate                $1,002.3   43.49% 30.38%     N/A     N/A    32.23%    9/30/03
FTSE EPRA/NAREIT Index                       35.06% 25.85%     N/A     N/A    33.13%
------------------------------------------------------------------------------------------------
Fixed Income
------------------------------------------------------------------------------------------------
Intermediate Duration Bonds       $1,000.5    4.63%  3.77%   4.78%   5.96%     7.08%   12/31/86
Lehman Aggregate Bond                         4.33%  3.70%   5.06%   6.24%     7.35%
------------------------------------------------------------------------------------------------


* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/06 were 14.63% and 14.59%, respectively.

Performance of a Similarly Managed Portfolio to the AllianceBernstein Global Research Growth Portfolio
In addition to its support in managing the AllianceBernstein Global Research Growth Portfolio's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Portfolio. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Portfolio. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Portfolio by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.


Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2006, the assets in the Historical Portfolio totaled approximately $14,810.6 billion.


The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth

Portfolio, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Investment Performance--Historical Portfolio*


                                                             MSCI
                                   Historical Portfolio   World Index
                                      Total Return**    Total Return***
         --------------------------------------------------------------
         Year Ended December 31:
         2006                              15.51%            20.07%
         2005                              16.81%             9.49%
         2004                              13.64%            14.72%
         2003                              34.26%            33.11%
         2002                             (18.69)%          (19.89)%
         2001                             (14.44)%          (16.82)%
         2000                              (0.12)%          (13.18)%
         1999                              44.57%            24.93%
         1998                              26.15%            24.34%
         1997                               8.67%            15.76%
         1996                              14.43%            13.48%
         1995                              42.85%            20.72%
         1994                               5.43%             5.08%
         1993                              19.47%            22.50%
         1992                               9.34%            (5.23)%
         Cumulative total return
          for the period
          December 31, 1991
          (inception of the
          Historical Portfolio) to
          December 31, 2006               538.17%           249.02%


* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

**Not of all fees charged on the Class AX shares.


***Since Inception cumulative Index returns are from December 31, 1991.



The average annual total returns presented below are based upon the cumulative total return as of December 31, 2006, and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


Legal Proceedings



As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.



On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:



..  The Adviser agreed to establish a $250 million fund (the "Reimbursement
   Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;



.. The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and



.. The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.



In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the AllianceBernstein Variable Products Series Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.



On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Sections 206 and 215 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.



Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").



On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.



On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.



On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.



On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.



On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.



On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.



It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to that Portfolio. This may require a Portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolio. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

Dividends, Distributions and Taxes


The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern Time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.


The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

Glossary of Investment Terms

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.



Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.


Mortgage-backed securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.


Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.


U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

Financial Highlights


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.




AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                          2006       2005      2004       2003     2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00     $  1.00  $  1.00     $  1.00  $  1.00
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income                                                      .04         .02      .01(a)      .01      .01
                                                                       -------     -------  -------     -------  -------
Less: Dividends
Dividends from net investment income                                      (.04)       (.02)    (.01)       (.01)    (.01)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $  1.00     $  1.00  $  1.00     $  1.00  $  1.00
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       4.22%       2.35%     .71%        .53%    1.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $27,087     $30,370  $36,740     $54,847  $97,216
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .93%(c)     .93%     .69%        .66%     .68%
Expenses, before waivers and reimbursements                                .93%(c)     .93%     .73%        .66%     .68%
Net investment income (loss)                                              4.13%(c)    2.30%     .68%(a)     .55%    1.10%
-------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Large Cap Growth Portfolio

--------------------------------------------------------------------------------

                                                                                           Year Ended December 31,
                                                                           2006         2005        2004          2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  26.99      $  23.44   $  21.58      $  17.45
                                                                       --------      --------   --------      --------
Income From Investment Operations
Net investment loss(d)                                                     (.03)         (.07)      (.03)(a)      (.05)(a)
Net realized and unrealized gain (loss) on investment transactions         (.09)         3.62       1.89          4.18
                                                                       --------      --------   --------      --------
Net increase (decrease) in net asset value from operations                 (.12)         3.55       1.86          4.13
                                                                       --------      --------   --------      --------
Net asset value, end of period                                         $  26.87      $  26.99   $  23.44      $  21.58
                                                                       ========      ========   ========      ========
Total Return
Total investment return based on net asset value(b)                        (.44)%       15.15%      8.62%        23.67%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $474,069      $618,980   $656,544      $917,935
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .84%(c)       .81%       .81%         1.04%
Expenses, before waivers and reimbursements                                 .84%(c)       .81%       .98%         1.05%
Net investment loss                                                        (.12)%(c)     (.28)%     (.13)%(a)     (.24)%(a)
Portfolio turnover rate                                                      81%           54%        73%           79%
----------------------------------------------------------------------------------------------------------------------------



                                                                          2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  25.16
                                                                       --------
Income From Investment Operations
Net investment loss(d)                                                     (.08)
Net realized and unrealized gain (loss) on investment transactions        (7.63)
                                                                       --------
Net increase (decrease) in net asset value from operations                (7.71)
                                                                       --------
Net asset value, end of period                                         $  17.45
                                                                       ========
Total Return
Total investment return based on net asset value(b)                      (30.64)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $869,130
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.05%
Expenses, before waivers and reimbursements                                1.05%
Net investment loss                                                        (.41)%
Portfolio turnover rate                                                     109%
---------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein Growth and Income Portfolio

--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                           2006       2005        2004       2003       2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  24.88     $  24.08  $  21.80     $  16.62  $  22.16
                                                                       --------     --------  --------     --------  --------
Income From Investment Operations
Net investment income(d)                                                    .36          .31       .36(a)       .23       .22
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     3.66          .85      2.12         5.15     (5.01)
                                                                       --------     --------  --------     --------  --------
Net increase (decrease) in net asset value from operations                 4.02         1.16      2.48         5.38     (4.79)
                                                                       --------     --------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income                                       (.37)        (.36)     (.20)        (.20)     (.12)
Distributions from net realized gain on investment transactions           (1.34)         -0-       -0-          -0-      (.63)
                                                                       --------     --------  --------     --------  --------
Total dividends and distributions                                         (1.71)        (.36)     (.20)        (.20)     (.75)
                                                                       --------     --------  --------     --------  --------
Net asset value, end of period                                         $  27.19     $  24.88  $  24.08     $  21.80  $  16.62
                                                                       ========     ========  ========     ========  ========
Total Return
Total investment return based on net asset value(b)                       17.29%        4.86%    11.46%       32.50%   (22.05)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $529,732     $571,372  $627,689     $603,673  $456,402
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .61%(c)      .59%      .60%         .66%      .68%
Expenses, before waivers and reimbursements                                 .61%(c)      .59%      .65%         .66%      .68%
Net investment income                                                      1.42%(c)     1.29%     1.62%(a)     1.25%     1.15%
Portfolio turnover rate                                                      60%          72%       50%          57%       69%
-------------------------------------------------------------------------------------------------------------------------------



AllianceBernstein U.S. Government/High Grade Securities Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005       2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.82     $ 12.28  $  12.56     $  12.54  $  12.00
                                                                       -------     -------  --------     --------  --------
Income From Investment Operations
Net investment income(d)                                                   .50         .41       .32(a)       .26       .42
Net realized and unrealized gain (loss) on investment transactions        (.06)       (.17)      .12          .23       .49
                                                                       -------     -------  --------     --------  --------
Net increase in net asset value from operations                            .44         .24       .44          .49       .91
                                                                       -------     -------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income                                      (.48)       (.36)     (.36)        (.37)     (.37)
Distributions from net realized gain on investment transactions            -0-        (.34)     (.36)        (.10)      -0-
                                                                       -------     -------  --------     --------  --------
Total dividends and distributions                                         (.48)       (.70)     (.72)        (.47)     (.37)
                                                                       -------     -------  --------     --------  --------
Net asset value, end of period                                         $ 11.78     $ 11.82  $  12.28     $  12.56  $  12.54
                                                                       =======     =======  ========     ========  ========
Total Return
Total investment return based on net asset value(b)                       3.93%       1.98%     3.77%        3.88%     7.79%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $71,655     $83,329  $102,543     $129,194  $164,265
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .77%(c)     .71%      .68%         .77%      .82%
Expenses, before waivers and reimbursements                                .77%(c)     .71%      .78%         .77%      .82%
Net investment income                                                     4.25%(c)    3.37%     2.46%(a)     2.10%     3.49%
Portfolio turnover rate                                                    327%        529%      662%         748%      551%
----------------------------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein High Yield Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  7.43     $  7.97  $  7.91     $  6.83  $  7.51
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .51         .58      .60(a)      .55      .54(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .12        (.45)    (.01)        .95     (.76)
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                 .63         .13      .59        1.50     (.22)
                                                                       -------     -------  -------     -------  -------
Less: Dividends
Dividends from net investment income                                      (.66)       (.67)    (.53)       (.42)    (.46)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $  7.40     $  7.43  $  7.97     $  7.91  $  6.83
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       9.05%       1.78%    7.98%      22.44%   (3.03)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $31,701     $34,968  $42,842     $48,076  $34,765
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.20%(c)    1.09%    1.04%       1.46%    1.18%
Expenses, before waivers and reimbursements                               1.20%(c)    1.09%    1.21%       1.46%    1.45%
Net investment income                                                     6.98%(c)    7.58%    7.74%(a)    7.48%    7.78%(a)
Portfolio turnover rate                                                     57%         54%      80%        105%      83%
----------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Balanced Shares Portfolio

--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                           2006       2005        2004       2003       2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.18     $  18.94  $  17.76     $  15.30  $  17.65
                                                                       --------     --------  --------     --------  --------
Income From Investment Operations
Net investment income(d)                                                    .49          .43       .46(a)       .42       .45
Net realized and unrealized gain (loss) on investment transactions         1.66          .30      1.12         2.47     (2.29)
                                                                       --------     --------  --------     --------  --------
Net increase (decrease) in net asset value from operations                 2.15          .73      1.58         2.89     (1.84)
                                                                       --------     --------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income                                       (.49)        (.49)     (.40)        (.43)     (.32)
Distributions from net realized gain on investment transactions            (.53)         -0-       -0-          -0-      (.19)
                                                                       --------     --------  --------     --------  --------
Total dividends and distributions                                         (1.02)        (.49)     (.40)        (.43)     (.51)
                                                                       --------     --------  --------     --------  --------
Net asset value, end of period                                         $  20.31     $  19.18  $  18.94     $  17.76  $  15.30
                                                                       ========     ========  ========     ========  ========
Total Return
Total investment return based on net asset value(b)                       11.79%        3.91%     9.07%       19.05%   (10.58)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $163,608     $175,005  $193,600     $197,334  $171,670
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .73%(c)      .71%      .71%         .79%      .79%
Expenses, before waivers and reimbursements                                 .73%(c)      .71%      .76%         .79%      .79%
Net investment income                                                      2.53%(c)     2.29%     2.57%(a)     2.60%     2.76%
Portfolio turnover rate                                                      40%          52%       60%          81%       57%
-------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein International Research Growth Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 18.09     $ 15.26  $ 13.01     $  9.90  $ 11.69
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .14         .11      .08(a)      .02      -0-(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    4.63        2.80     2.20        3.11    (1.78)
Contribution from the Adviser                                              -0-         -0-      .01         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                4.77        2.91     2.29        3.13    (1.78)
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.08)       (.08)    (.04)       (.02)    (.01)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 22.78     $ 18.09  $ 15.26     $ 13.01  $  9.90
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      26.45%      19.16%   17.62%      31.59%  (15.28)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $67,982     $65,496  $58,341     $53,425  $46,478
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.25%(c)    1.30%    1.33%       1.80%    1.36%
Expenses, before waivers and reimbursements                               1.25%(c)    1.30%    1.50%       1.80%    1.66%
Net investment income                                                      .71%(c)     .67%     .63%(a)     .22%     .04%(a)
Portfolio turnover rate                                                     79%         93%     128%         96%      70%
----------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Global Bond Portfolio

--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                          2006       2005       2004       2003     2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.32     $ 13.63   $ 13.50     $ 12.63  $ 10.93
                                                                       -------     -------   -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .29         .28       .25(a)      .25      .25
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .26       (1.26)      .93        1.40     1.58
                                                                       -------     -------   -------     -------  -------
Net increase (decrease) in net asset value from operations                 .55        (.98)     1.18        1.65     1.83
                                                                       -------     -------   -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.18)      (1.18)     (.78)       (.78)    (.13)
Distributions from net realized gain on investment transactions           (.10)       (.15)     (.27)        -0-      -0-
                                                                       -------     -------   -------     -------  -------
Total dividends and distributions                                         (.28)      (1.33)    (1.05)       (.78)    (.13)
                                                                       -------     -------   -------     -------  -------
Net asset value, end of period                                         $ 11.59     $ 11.32   $ 13.63     $ 13.50  $ 12.63
                                                                       =======     =======   =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       4.97%      (7.65)%    9.63%      13.26%   16.91%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $29,755     $47,443   $56,043     $58,658  $56,137
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.03%(c)     .87%      .88%       1.15%    1.17%
Expenses, before waivers and reimbursements                               1.03%(c)     .87%     1.02%       1.15%    1.17%
Net investment income                                                     2.53%(c)    2.30%     1.93%(a)    1.93%    2.18%
Portfolio turnover rate                                                    156%        148%      107%        197%     220%
--------------------------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein Americas Government Income Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 13.06     $ 12.91  $ 13.01     $ 12.65  $ 12.17
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .59         .70      .65(a)      .61      .67(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.22)        .38     (.06)        .34      .61
                                                                       -------     -------  -------     -------  -------
Net increase in net asset value from operations                            .37        1.08      .59         .95     1.28
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.90)       (.93)    (.69)       (.59)    (.73)
Distributions from net realized gain on investment transactions           (.04)        -0-      -0-         -0-     (.07)
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                         (.94)       (.93)    (.69)       (.59)    (.80)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 12.49     $ 13.06  $ 12.91     $ 13.01  $ 12.65
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       3.31%       8.67%    4.89%       7.35%   10.99%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $35,767     $45,730  $47,776     $60,550  $72,307
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.50%(c)    1.28%    1.00%       1.04%     .93%
Expenses, before waivers and reimbursements                               1.50%(c)    1.28%    1.11%       1.04%    1.05%
Expenses before waivers and reimbursements, excluding interest expense    1.08%(c)    1.02%     .98%       1.04%     .93%
Net investment income                                                     4.74%(c)    5.42%    5.07%(a)    4.75%    5.45%(a)
Portfolio turnover rate                                                     43%         75%      69%         73%      60%
----------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Global Dollar Government Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005     2004(e)     2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 14.42     $ 14.79  $ 14.53     $ 11.43  $ 10.63
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .76         .84      .86(a)      .95      .94(a)
Net realized and unrealized gain on investment transactions                .53         .46      .45        2.83      .70
                                                                       -------     -------  -------     -------  -------
Net increase in net asset value from operations                           1.29        1.30     1.31        3.78     1.64
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.83)       (.95)   (1.05)       (.68)    (.84)
Distributions from net realized gain on investment transactions           (.66)       (.72)     -0-         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                        (1.49)      (1.67)   (1.05)       (.68)    (.84)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 14.22     $ 14.42  $ 14.79     $ 14.53  $ 11.43
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      10.01%       9.62%   10.12%      33.41%   16.14%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $23,279     $23,073  $22,932     $26,433  $22,198
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.76%(c)    1.69%    1.76%       1.90%    1.40%
Expenses, before waivers and reimbursements                               1.76%(c)    1.69%    1.93%       1.90%    2.00%
Expenses, before waivers and reimbursements excluding interest expense    1.69%(c)    1.68%    1.92%       1.88%    2.00%
Net investment income                                                     5.41%(c)    5.83%    6.07%(a)    7.20%    8.83%(a)
Portfolio turnover rate                                                     50%         91%     188%        150%     142%
----------------------------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein Utility Income Portfolio

--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                          2006       2005      2004       2003     2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.64     $ 18.17  $ 14.95     $ 12.86  $ 16.82
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .59         .53      .43(a)      .35      .36
Net realized and unrealized gain on investment and foreign currency
 transactions                                                             4.20        2.35     3.13        2.18    (4.06)
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                4.79        2.88     3.56        2.53    (3.70)
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.58)       (.41)    (.34)       (.44)    (.26)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 24.85     $ 20.64  $ 18.17     $ 14.95  $ 12.86
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      23.76%      16.05%   24.33%      19.88%  (22.12)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $65,490     $58,468  $52,391     $43,323  $40,140
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .95%(c)     .97%    1.08%       1.48%    1.22%
Expenses, before waivers and reimbursements                                .95%(c)     .97%    1.21%       1.48%    1.22%
Net investment income                                                     2.67%(c)    2.72%    2.69%(a)    2.60%    2.60%
Portfolio turnover rate                                                     48%         52%      48%         76%      90%
--------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Growth Portfolio

--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                           2006        2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.49      $  18.30   $  15.95   $  11.81   $  16.42
                                                                       -------      --------   --------   --------   --------
Income From Investment Operations
Net investment loss(d)                                                    (.04)         (.08)      (.07)      (.06)      (.06)
Net realized and unrealized gain (loss) on investment transactions        (.18)         2.27       2.42       4.20      (4.55)
                                                                       -------      --------   --------   --------   --------
Net increase (decrease) in net asset value from operations                (.22)         2.19       2.35       4.14      (4.61)
                                                                       -------      --------   --------   --------   --------
Net asset value, end of period                                         $ 20.27      $  20.49   $  18.30   $  15.95   $  11.81
                                                                       =======      ========   ========   ========   ========
Total Return
Total investment return based on net asset value(b)                      (1.07)%       11.97%     14.73%     35.06%    (28.08)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $93,459      $123,535   $137,345   $141,809   $121,439
Ratio to average net assets of:
Expenses                                                                   .90%(c)       .88%       .88%       .89%       .88%
Net investment loss                                                       (.22)%(c)     (.43)%     (.43)%     (.43)%     (.44)%
Portfolio turnover rate                                                     55%           49%        56%        49%        38%
-------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein International Growth Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 24.27     $ 20.18  $ 16.28     $ 11.48  $ 12.18
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .30         .25      .11(a)      .04      .07(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    6.18        3.94     3.83        4.91     (.56)
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                6.48        4.19     3.94        4.95     (.49)
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.23)       (.10)    (.04)       (.15)    (.21)
Distributions from net realized gain on investment transactions           (.15)        -0-      -0-         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                         (.38)       (.10)    (.04)       (.15)    (.21)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 30.37     $ 24.27  $ 20.18     $ 16.28  $ 11.48
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      27.04%      20.84%   24.27%      43.46%   (4.19)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $81,655     $58,438  $41,198     $34,302  $27,136
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.23%(c)    1.41%    1.65%       2.17%    1.54%
Expenses, before waivers and reimbursements                               1.23%(c)    1.41%    1.81%       2.17%    1.98%
Net investment income                                                     1.11%(c)    1.16%     .65%(a)     .34%     .61%(a)
Portfolio turnover rate                                                     74%         43%      60%         44%      46%
----------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Global Technology Portfolio

--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                           2006       2005        2004         2003      2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.86      $ 15.27   $  14.49      $  10.05   $ 17.24
                                                                       -------      -------   --------      --------   -------
Income From Investment Operations
Net investment loss(d)                                                    (.05)        (.05)      (.03)(a)      (.11)     (.13)
Net realized and unrealized gain (loss) on investment transactions        1.42          .64        .81          4.55     (7.06)
                                                                       -------      -------   --------      --------   -------
Net increase (decrease) in net asset value from operations                1.37          .59        .78          4.44     (7.19)
                                                                       -------      -------   --------      --------   -------
Net asset value, end of period                                         $ 17.23      $ 15.86   $  15.27      $  14.49   $ 10.05
                                                                       =======      =======   ========      ========   =======
Total Return
Total investment return based on net asset value(b)                       8.64%        3.86%      5.38%        44.18%   (41.71)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $86,819      $99,781   $117,145      $130,127   $93,369
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .92%(c)      .92%       .88%         1.11%     1.20%
Expenses, before waivers and reimbursements                                .92%(c)      .92%      1.06%         1.11%     1.20%
Net investment loss                                                       (.30)%(c)    (.32)%     (.22)%(a)     (.86)%   (1.01)%
Portfolio turnover rate                                                    117%          98%        86%           90%       68%
--------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein Small Cap Growth Portfolio

--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                           2006       2005        2004       2003        2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.26      $ 11.65   $ 10.17      $  6.83   $ 10.01
                                                                       -------      -------   -------      -------   -------
Income From Investment Operations
Net investment loss(d)                                                    (.12)        (.11)     (.10)(a)     (.09)     (.07)(a)
Net realized and unrealized gain (loss) on investment transactions        1.43          .72      1.58         3.43     (3.11)
                                                                       -------      -------   -------      -------   -------
Net increase (decrease) in net asset value from operations                1.31          .61      1.48         3.34     (3.18)
                                                                       -------      -------   -------      -------   -------
Net asset value, end of period                                         $ 13.57      $ 12.26   $ 11.65      $ 10.17   $  6.83
                                                                       =======      =======   =======      =======   =======
Total Return
Total investment return based on net asset value(b)                      10.69%        5.24%    14.55%       48.90%   (31.77)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $48,498      $49,453   $61,661      $61,079   $86,093
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.16%(c)     1.18%     1.14%        1.36%     1.11%
Expenses, before waivers and reimbursements                               1.16%(c)     1.18%     1.30%        1.36%     1.25%
Net investment loss                                                       (.90)%(c)    (.93)%    (.93)%(a)   (1.10)%    (.86)%(a)
Portfolio turnover rate                                                     76%          90%       92%         129%      111%
---------------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Real Estate Investment Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 19.98     $ 20.66  $ 15.62     $ 11.52  $ 11.50
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .29         .32      .39(a)      .46      .44(a)
Net realized and unrealized gain on investment transactions               6.02        1.84     5.05        3.99     (.12)
                                                                       -------     -------  -------     -------  -------
Net increase in net asset value from operations                           6.31        2.16     5.44        4.45      .32
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.47)       (.68)    (.40)       (.35)    (.30)
Distributions from net realized and unrealized gain (loss) on
 investment transactions                                                 (2.99)      (2.16)     -0-         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                        (3.46)      (2.84)    (.40)       (.35)    (.30)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 22.83     $ 19.98  $ 20.66     $ 15.62  $ 11.52
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      35.22%      11.67%   35.63%      39.30%    2.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $80,317     $67,161  $88,441     $68,717  $50,062
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .83%(c)     .83%     .77%       1.24%    1.06%
Expenses, before waivers and reimbursements                                .83%(c)     .83%     .99%       1.24%    1.29%
Net investment income                                                     1.33%(c)    1.64%    2.26%(a)    3.50%    3.70%(a)
Portfolio turnover rate                                                     47%         46%      35%         23%      31%
----------------------------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein International Value Portfolio

--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                           2006        2005        2004        2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.07     $ 16.70     $ 13.45     $  9.35
                                                                       --------     -------     -------     -------
Income From Investment Operations
Net investment income(d)                                                    .38         .26(a)      .20(a)      .13(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     6.21        2.49        3.16        4.01
                                                                       --------     -------     -------     -------
Net increase (decrease) in net asset value from operations                 6.59        2.75        3.36        4.14
                                                                       --------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income                                       (.30)       (.10)       (.08)       (.04)
Distributions from net realized gain on investment transactions            (.40)       (.28)       (.03)        -0-
                                                                       --------     -------     -------     -------
Total dividends and distributions                                          (.70)       (.38)       (.11)       (.04)
                                                                       --------     -------     -------     -------
Net asset value, end of period                                         $  24.96     $ 19.07     $ 16.70     $ 13.45
                                                                       ========     =======     =======     =======
Total Return
Total investment return based on net asset value(b)                       35.36%      16.92%      25.12%      44.36%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $129,837     $56,692     $47,095     $31,628
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .85%(c)     .86%        .95%       1.20%
Expenses, before waivers and reimbursements                                 .85%(c)     .87%       1.13%       1.49%
Net investment income                                                      1.75%(c)    1.54%(a)    1.42%(a)    1.16%(a)
Portfolio turnover rate                                                      25%         18%         23%         14%
------------------------------------------------------------------------------------------------------------------------



                                                                          2002
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.87
                                                                       -------
Income From Investment Operations
Net investment income(d)                                                   .13(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.64)
                                                                       -------
Net increase (decrease) in net asset value from operations                (.51)
                                                                       -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.01)
Distributions from net realized gain on investment transactions            -0-
                                                                       -------
Total dividends and distributions                                         (.01)
                                                                       -------
Net asset value, end of period                                         $  9.35
                                                                       =======
Total Return
Total investment return based on net asset value(b)                      (5.15)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $14,391
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.17%
Expenses, before waivers and reimbursements                               2.20%
Net investment income                                                     1.30%(a)
Portfolio turnover rate                                                     19%
----------------------------------------------------------------------------------



AllianceBernstein Small/Mid Cap Value Portfolio

--------------------------------------------------------------------------------

                                                                                          Year Ended December 31,
                                                                           2006         2005         2004        2003
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  17.06     $  16.84     $  14.49     $ 10.46
                                                                       --------     --------     --------     -------
Income From Investment Operations
Net investment income(d)                                                    .20          .09(a)       .14(a)      .04(a)
Net realized and unrealized gain (loss) on investment transactions         2.14         1.02         2.60        4.23
                                                                       --------     --------     --------     -------
Net increase (decrease) in net asset value from operations                 2.34         1.11         2.74        4.27
                                                                       --------     --------     --------     -------
Less: Dividends and Distributions
Dividends from net investment income                                       (.08)        (.13)        (.03)       (.07)
Distributions from net realized gain on investment transactions           (1.24)        (.76)        (.36)       (.17)
                                                                       --------     --------     --------     -------
Total dividends and distributions                                         (1.32)        (.89)        (.39)       (.24)
                                                                       --------     --------     --------     -------
Net asset value, end of period                                         $  18.08     $  17.06     $  16.84     $ 14.49
                                                                       ========     ========     ========     =======
Total Return
Total investment return based on net asset value(b)                       14.42%        6.91%       19.30%      41.26%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $159,804     $134,235     $118,981     $90,949
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .86%(c)      .87%         .86%       1.20%
Expenses, before waivers and reimbursements                                 .86%(c)      .87%        1.09%       1.28%
Net investment income                                                      1.15%(c)      .53%(a)      .96%(a)     .34%(a)
Portfolio turnover rate                                                      46%          33%          30%         21%
--------------------------------------------------------------------------------------------------------------------------



                                                                          2002
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.18
                                                                       -------
Income From Investment Operations
Net investment income(d)                                                   .12(a)
Net realized and unrealized gain (loss) on investment transactions        (.81)
                                                                       -------
Net increase (decrease) in net asset value from operations                (.69)
                                                                       -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.02)
Distributions from net realized gain on investment transactions           (.01)
                                                                       -------
Total dividends and distributions                                         (.03)
                                                                       -------
Net asset value, end of period                                         $ 10.46
                                                                       =======
Total Return
Total investment return based on net asset value(b)                      (6.20)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $55,592
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.13%
Expenses, before waivers and reimbursements                               1.41%
Net investment income                                                     1.04%(a)
Portfolio turnover rate                                                     28%
----------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein Value Portfolio

--------------------------------------------------------------------------------



                                                                                     Year Ended December 31,
                                                                            2006          2005        2004(f)       2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    12.94     $  12.63     $11.20        $ 8.76
                                                                       ----------     --------     ------        ------
Income From Investment Operations
Net investment income(d)                                                      .26          .22(a)     .25(a)        .16(a)
Net realized and unrealized gain on investment transactions                  2.42          .49       1.18          2.36
                                                                       ----------     --------     ------        ------
Net increase in net asset value from operations                              2.68          .71       1.43          2.52
                                                                       ----------     --------     ------        ------
Less: Dividends and Distributions
Dividends from net investment income                                         (.16)        (.18)       -0-          (.08)
Distributions from net realized gain on investment transactions              (.38)        (.22)       -0-           -0-
                                                                       ----------     --------     ------        ------
Total dividends and distributions                                            (.54)        (.40)       -0-          (.08)
                                                                       ----------     --------     ------        ------
Net asset value, end of period                                         $    15.08     $  12.94     $12.63        $11.20
                                                                       ==========     ========     ======        ======
Total Return
Total investment return based on net asset value(b)                         21.32%        5.74%     12.77%        28.94%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $1,043,677     $290,673     $5,699        $  239
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                   .69%(c)      .73%       .79%(h)       .99%
Expenses, before waivers and reimbursements                                   .69%(c)      .74%       .98%(h)      1.06%
Net investment income(a)                                                     1.89%(c)     1.74%(a)   2.02%(a)(h)   1.51%(a)
Portfolio turnover rate                                                        17%          21%        27%           27%
----------------------------------------------------------------------------------------------------------------------------


                                                                         July 22,
                                                                        2002(g) to
                                                                       December 31,
                                                                           2002
-----------------------------------------------------------------------
Net asset value, beginning of period                                      $8.00
                                                                          -----
Income From Investment Operations
Net investment income(d)                                                    .07(a)
Net realized and unrealized gain on investment transactions                 .69
                                                                          -----
Net increase in net asset value from operations                             .76
                                                                          -----
Less: Dividends and Distributions
Dividends from net investment income                                        -0-
Distributions from net realized gain on investment transactions             -0-
                                                                          -----
Total dividends and distributions                                           -0-
                                                                          -----
Net asset value, end of period                                            $8.76
                                                                          =====
Total Return
Total investment return based on net asset value(b)                        9.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                 $ 187
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.20%(h)
Expenses, before waivers and reimbursements                                2.28%(h)
Net investment income(a)                                                   4.22%(a)(h)
Portfolio turnover rate                                                      12%
--------------------------------------------------------------------------------------



AllianceBernstein U.S. Large Cap Blended Style Portfolio

--------------------------------------------------------------------------------

                                                                                                    June 6,
                                                                                                   2003(g) to
                                                                        Year Ended December 31,   December 31,
                                                                          2006     2005    2004       2003
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.13     $11.98  $10.96     $10.00
                                                                       ------     ------  ------     ------
Income From Investment Operations
Net investment income(a)(d)                                               .06        .02     .06        .03
Net realized and unrealized gain on investment transactions              1.21       1.19     .97        .93
                                                                       ------     ------  ------     ------
Net increase in net asset value from operations                          1.27       1.21    1.03        .96
                                                                       ------     ------  ------     ------
Less: Dividends and Distributions
Dividends from net investment income                                      -0-       (.06)   (.01)       -0-
Dividends from net realized gain on investment transactions              (.59)      - 0-    - 0-        -0-
                                                                       ------     ------  ------     ------
Total dividends and distributions                                        (.59)      (.06)   (.01)       -0-
                                                                       ------     ------  ------     ------
Net asset value, end of period                                         $13.81     $13.13  $11.98     $10.96
                                                                       ======     ======  ======     ======
Total Return
Total investment return based on net asset value(b)                     10.22%     10.13%   9.43%      9.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $   12     $   11  $1,200     $1,096
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                              1.20%(c)   1.19%   1.20%      1.20%(h)
Expenses, before waivers and reimbursements                              2.28%(c)   2.29%   2.67%      6.65%(h)
Net investment income(a)                                                  .42%(c)    .15%    .55%       .45%(h)
Portfolio turnover rate                                                    53%        80%     42%        13%
---------------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein Wealth Appreciation Strategy Portfolio

--------------------------------------------------------------------------------

                                                                                            July 1,
                                                                           Year Ended      2004(i) to
                                                                          December 31,    December 31,
                                                                          2006     2005       2004
------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.79     $10.69     $10.00
                                                                       ------     ------     ------
Income From Investment Operations
Net investment income(a)(d)                                               .09        .04        .01
Net realized and unrealized gain on investment transactions and
 foreign currency transactions                                           1.94       1.15        .68
                                                                       ------     ------     ------
Net increase in net asset value from operations                          2.03       1.19        .69
                                                                       ------     ------     ------
Less: Dividends and Distributions
Dividends from net investment income                                     (.02)      (.05)       -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                   (.27)      (.04)       -0-
                                                                       ------     ------     ------
Total dividends and distributions                                        (.29)      (.09)       -0-
                                                                       ------     ------     ------
Net asset value, end of period                                         $13.53     $11.79     $10.69
                                                                       ======     ======     ======
Total Return
Total investment return based on net asset value(b)                     17.60%     11.22%      6.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $7,688     $6,538     $5,877
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                              1.20%(c)   1.20%      1.20%(h)
Expenses, before waivers and reimbursements                              1.99%(c)   2.45%      4.33%(h)
Net investment income(a)                                                  .69%(c)    .42%       .25%(h)
Portfolio turnover rate                                                    63%        61%        14%
-------------------------------------------------------------------------------------------------------



AllianceBernstein Balanced Wealth Strategy Portfolio

--------------------------------------------------------------------------------

                                                                                             July 1,
                                                                           Year Ended       2004(i) to
                                                                          December 31,     December 31,
                                                                          2006      2005       2004
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.39     $10.69     $10.00
                                                                       -------     ------     ------
Income From Investment Operations
Net investment income(a)(d)                                                .25        .18        .07
Net realized and unrealized gain on investment transactions and
 foreign currency transactions                                            1.32        .60        .62
                                                                       -------     ------     ------
Net increase in net asset value from operations                           1.57        .78        .69
                                                                       -------     ------     ------
Less: Dividends and Distributions
Dividends from net investment income                                      (.09)      (.05)       -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       (.03)       -0-
                                                                       -------     ------     ------
Total dividends and distributions                                         (.09)      (.08)       -0-
                                                                       -------     ------     ------
Net asset value, end of period                                         $ 12.87     $11.39     $10.69
                                                                       =======     ======     ======
Total Return
Total investment return based on net asset value(b)                      13.92%      7.30%      6.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $11,111     $9,746     $9,089
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .99%(c)   1.20%      1.20%(h)
Expenses, before waivers and reimbursements                               1.07%(c)   1.54%      2.87%(h)
Net investment income(a)                                                  2.08%(c)   1.64%      1.36%(h)
Portfolio turnover rate                                                    203%       139%        44%
--------------------------------------------------------------------------------------------------------



See footnotes on page 88.

AllianceBernstein Global Research Growth Portfolio

--------------------------------------------------------------------------------

                                                                                        May 2,
                                                                        Year Ended    2005(i) to
                                                                       December 31,  December 31,
                                                                           2006          2005
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.11        $10.00
                                                                          ------        ------
Income From Investment Operations
Net investment income(a)(d)                                                  .05           .01
Net realized and unrealized gain on investment transactions and
 foreign currency transactions                                              1.74          2.10
                                                                          ------        ------
Net increase in net asset value from operations                             1.79          2.11
                                                                          ------        ------
Less: Distributions
Distributions from net realized gain on investment and foreign
 currency transactions                                                      (.20)          -0-
                                                                          ------        ------
Net asset value, end of period                                            $13.70        $12.11
                                                                          ======        ======
Total Return
Total investment return based on net asset value(b)                        15.04%        21.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                 $  139        $  121
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 1.20%(c)      1.20%(h)
Expenses, before waivers and reimbursements                                 4.61%(c)      7.47%(h)
Net investment income(a)                                                     .41%(c)       .13%(h)
Portfolio turnover rate                                                       64%           43%
--------------------------------------------------------------------------------------------------



Footnotes:



(a)Net of expenses reimbursed or waived by the Adviser.



(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.



(c)The ratio includes expenses attributable to costs of proxy solicitation.



(d)Based on average shares outstanding.



(e)As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02. Consequently, the ratios of net investment income to average net assets were decreased by 0.17%.



(f)There were no shares outstanding for the period May 11, 2004 through October 3, 2004.



(g)Commencement of distributions.



(h)Annualized.



(i)Commencement of operations.

Appendix A

BOND RATINGS

Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

Appendix B


Hypothetical Investment and Expense Information
The settlement agreement between the Adviser and the NYAG requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.




AllianceBernstein Money Market Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   97.65    $10,402.35
   2            10,402.35      520.12    10,922.47     101.58     10,820.89
   3            10,820.89      541.04    11,361.93     105.67     11,256.27
   4            11,256.27      562.81    11,819.08     109.92     11,709.16
   5            11,709.16      585.46    12,294.62     114.34     12,180.28
   6            12,180.28      609.01    12,789.30     118.94     12,670.35
   7            12,670.35      633.52    13,303.87     123.73     13,180.15
   8            13,180.15      659.01    13,839.15     128.70     13,710.45
   9            13,710.45      685.52    14,395.97     133.88     14,262.09
   10           14,262.09      713.10    14,975.19     139.27     14,835.92
   -------------------------------------------------------------------------
   Cumulative               $6,009.59               $1,173.68



AllianceBernstein Large Cap Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   88.20    $10,411.80
   2            10,411.80      520.59    10,932.39      91.83     10,840.56
   3            10,840.56      542.03    11,382.59      95.61     11,286.97
   4            11,286.97      564.35    11,851.32      99.55     11,751.77
   5            11,751.77      587.59    12,339.36     103.65     12,235.71
   6            12,235.71      611.79    12,847.49     107.92     12,739.57
   7            12,739.57      636.98    13,376.55     112.36     13,264.19
   8            13,264.19      663.21    13,927.40     116.99     13,810.41
   9            13,810.41      690.52    14,500.93     121.81     14,379.12
   10           14,379.12      718.96    15,098.08     126.82     14,971.25
   -------------------------------------------------------------------------
   Cumulative               $6,036.02               $1,064.74



AllianceBernstein Growth and Income Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00   $ 64.05     $10,435.95
   2            10,435.95      521.80    10,957.75     66.84      10,890.91
   3            10,890.91      544.55    11,435.45     69.76      11,365.69
   4            11,365.69      568.28    11,933.98     72.80      11,861.18
   5            11,861.18      593.06    12,454.24     75.97      12,378.27
   6            12,378.27      618.91    12,997.18     79.28      12,917.90
   7            12,917.90      645.90    13,563.80     82.74      13,481.06
   8            13,481.06      674.05    14,155.11     86.35      14,068.76
   9            14,068.76      703.44    14,772.20     90.11      14,682.09
   10           14,682.09      734.10    15,416.20     94.04      15,322.18
   -------------------------------------------------------------------------
   Cumulative               $6,104.09                $781.94

AllianceBernstein U.S. Government/High Grade Securities Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00   $ 80.85     $10,419.15
   2            10,419.15      520.96    10,940.11     84.24      10,855.87
   3            10,855.87      542.79    11,398.66     87.77      11,310.89
   4            11,310.89      565.54    11,876.44     91.45      11,784.99
   5            11,784.99      589.25    12,374.24     95.28      12,278.96
   6            12,278.96      613.95    12,892.90     99.28      12,793.63
   7            12,793.63      639.68    13,433.31    103.44      13,329.87
   8            13,329.87      666.49    13,996.37    107.77      13,888.60
   9            13,888.60      694.43    14,583.03    112.29      14,470.74
   10           14,470.74      723.54    15,194.27    117.00      15,077.28
   -------------------------------------------------------------------------
   Cumulative               $6,056.63                $979.37



AllianceBernstein High Yield Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
   2            10,374.00      518.70    10,892.70     130.71     10,761.99
   3            10,761.99      538.10    11,300.09     135.60     11,164.49
   4            11,164.49      558.22    11,722.71     140.67     11,582.04
   5            11,582.04      579.10    12,161.14     145.93     12,015.21
   6            12,015.21      600.76    12,615.97     151.39     12,464.57
   7            12,464.57      623.23    13,087.80     157.05     12,930.75
   8            12,930.75      646.54    13,577.29     162.93     13,414.36
   9            13,414.36      670.72    14,085.08     169.02     13,916.06
   10           13,916.06      695.80    14,611.86     175.34     14,436.52
   -------------------------------------------------------------------------
   Cumulative               $5,931.17               $1,494.64



AllianceBernstein Balanced Shares Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00   $ 76.65     $10,423.35
   2            10,423.35      521.17    10,944.52     79.89      10,864.62
   3            10,864.62      543.23    11,407.85     83.28      11,324.58
   4            11,324.58      566.23    11,890.81     86.80      11,804.00
   5            11,804.00      590.20    12,394.20     90.48      12,303.72
   6            12,303.72      615.19    12,918.91     94.31      12,824.60
   7            12,824.60      641.23    13,465.83     98.30      13,367.53
   8            13,367.53      668.38    14,035.91    102.46      13,933.45
   9            13,933.45      696.67    14,630.12    106.80      14,523.32
   10           14,523.32      726.17    15,249.49    111.32      15,138.16
   -------------------------------------------------------------------------
   Cumulative               $6,068.47                $930.29



AllianceBernstein International Research Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  131.25    $10,368.75
   2            10,368.75      518.44    10,887.19     136.09     10,751.10
   3            10,751.10      537.55    11,288.65     141.11     11,147.54
   4            11,147.54      557.38    11,704.92     146.31     11,558.61
   5            11,558.61      577.93    12,136.54     151.71     11,984.83
   6            11,984.63      599.24    12,584.08     157.30     12,426.77
   7            12,426.77      621.34    13,048.11     163.10     12,885.01
   8            12,885.01      644.25    13,529.26     169.12     13,360.15
   9            13,360.15      668.01    14,028.15     175.35     13,852.80
   10           13,852.80      692.64    14,545.44     181.82     14,363.62
   -------------------------------------------------------------------------
   Cumulative               $5,916.78               $1,553.16

AllianceBernstein Global Bond Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  108.15    $10,391.85
   2            10,391.85      519.59    10,911.44     112.39     10,799.05
   3            10,799.05      539.95    11,339.01     116.79     11,222.22
   4            11,222.22      561.11    11,783.33     121.37     11,661.96
   5            11,661.96      583.10    12,245.06     126.12     12,118.93
   6            12,118.93      605.95    12,724.88     131.07     12,593.81
   7            12,593.81      629.69    13,223.50     136.20     13,087.30
   8            13,087.30      654.37    13,741.67     141.54     13,600.13
   9            13,600.13      680.01    14,280.13     147.09     14,133.05
   10           14,133.05      706.65    14,839.70     152.85     14,686.85
   -------------------------------------------------------------------------
   Cumulative               $5,980.42               $1,293.57



AllianceBernstein Americas Government Income Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  157.50    $10,342.50
   2            10,342.50      517.13    10,859.63     162.89     10,696.73
   3            10,696.73      534.84    11,231.57     168.47     11,063.09
   4            11,063.09      553.15    11,616.25     174.24     11,442.00
   5            11,442.00      572.10    12,014.10     180.21     11,833.89
   6            11,833.89      591.69    12,425.59     186.38     12,239.20
   7            12,239.20      611.96    12,851.16     192.77     12,658.40
   8            12,658.40      632.92    13,291.32     199.37     13,091.95
   9            13,091.95      654.60    13,746.54     206.20     13,540.35
   10           13,540.35      677.02    14,217.36     213.26     14,004.10
   -------------------------------------------------------------------------
   Cumulative               $5,845.41               $1,841.29



AllianceBernstein Global Dollar Government Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  184.80    $10,315.20
   2            10,315.20      515.76    10,830.96     190.62     10,640.34
   3            10,640.34      532.02    11,172.35     196.63     10,975.72
   4            10,975.72      548.79    11,524.50     202.83     11,321.67
   5            11,321.67      566.08    11,887.76     209.22     11,678.53
   6            11,678.53      583.93    12,262.46     215.82     12,046.64
   7            12,046.64      602.33    12,648.97     222.62     12,426.35
   8            12,426.35      621.32    13,047.67     229.64     12,818.03
   9            12,818.03      640.90    13,458.93     236.88     13,222.05
   10           13,222.05      661.10    13,883.16     244.34     13,638.81
   -------------------------------------------------------------------------
   Cumulative               $5,772.23               $2,133.40



AllianceBernstein Utility Income Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   99.75    $10,400.25
   2            10,400.25      520.01    10,920.26     103.74     10,816.52
   3            10,816.52      540.83    11,357.35     107.89     11,249.45
   4            11,249.45      562.47    11,811.92     112.21     11,699.71
   5            11,699.71      584.99    12,284.70     116.70     12,167.99
   6            12,167.99      608.40    12,776.39     121.38     12,655.02
   7            12,655.02      632.75    13,287.77     126.23     13,161.53
   8            13,161.53      658.08    13,819.61     131.29     13,688.32
   9            13,688.32      684.42    14,372.74     136.54     14,236.20
   10           14,236.20      711.81    14,948.01     142.01     14,806.00
   -------------------------------------------------------------------------
   Cumulative               $6,003.76               $1,197.74

AllianceBernstein Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   94.50    $10,405.50
   2            10,405.50      520.28    10,925.78      98.33     10,827.44
   3            10,827.44      541.37    11,368.82     102.32     11,266.50
   4            11,266.50      563.32    11,829.82     106.47     11,723.35
   5            11,723.35      586.17    12,309.52     110.79     12,198.73
   6            12,198.73      609.94    12,808.67     115.28     12,693.39
   7            12,693.39      634.67    13,328.06     119.95     13,208.11
   8            13,208.11      660.41    13,868.52     124.82     13,743.70
   9            13,743.70      687.18    14,430.88     129.88     14,301.01
   10           14,301.01      715.05    15,016.06     135.14     14,880.91
   -------------------------------------------------------------------------
   Cumulative               $6,018.39               $1,137.48



AllianceBernstein International Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  129.15    $10,370.85
   2            10,370.85      518.54    10,889.39     133.94     10,755.45
   3            10,755.45      537.77    11,293.23     138.91     11,154.32
   4            11,154.32      557.72    11,712.03     144.06     11,567.98
   5            11,567.98      578.40    12,146.38     149.40     11,996.98
   6            11,996.98      599.85    12,596.82     154.94     12,441.88
   7            12,441.88      622.09    13,063.98     160.69     12,903.29
   8            12,903.29      645.16    13,548.45     166.65     13,381.81
   9            13,381.81      669.09    14,050.90     172.83     13,878.07
   10           13,878.07      693.90    14,571.98     179.24     14,392.74
   -------------------------------------------------------------------------
   Cumulative               $5,922.52               $1,529.81



AllianceBernstein Global Technology Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   96.60    $10,403.40
   2            10,403.40      520.17    10,923.57     100.50     10,823.07
   3            10,823.07      541.15    11,364.23     104.55     11,259.68
   4            11,259.68      562.98    11,822.66     108.77     11,713.89
   5            11,713.89      585.69    12,299.59     113.16     12,186.43
   6            12,186.43      609.32    12,795.75     117.72     12,678.03
   7            12,678.03      633.90    13,311.93     122.47     13,189.46
   8            13,189.46      659.47    13,848.94     127.41     13,721.52
   9            13,721.52      686.08    14,407.60     132.55     14,275.05
   10           14,275.05      713.75    14,988.80     137.90     14,850.91
   -------------------------------------------------------------------------
   Cumulative               $6,012.51               $1,161.63



AllianceBernstein Small Cap Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  121.80    $10,378.20
   2            10,378.20      518.91    10,897.11     126.41     10,770.70
   3            10,770.70      538.54    11,309.24     131.19     11,178.05
   4            11,178.05      558.90    11,736.95     136.15     11,600.81
   5            11,600.81      580.04    12,180.85     141.30     12,039.55
   6            12,039.55      601.98    12,641.53     146.64     12,494.88
   7            12,494.88      624.74    13,119.63     152.19     12,967.44
   8            12,967.44      648.37    13,615.81     157.94     13,457.87
   9            13,457.87      672.89    14,130.76     163.92     13,966.85
   10           13,966.85      698.34    14,665.19     170.12     14,495.07
   -------------------------------------------------------------------------
   Cumulative               $5,942.71               $1,447.66

AllianceBernstein Real Estate Investment Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   87.15    $10,412.85
   2            10,412.85      520.64    10,933.49      90.75     10,842.74
   3            10,842.74      542.14    11,384.88      94.49     11,290.39
   4            11,290.39      564.52    11,854.91      98.40     11,756.51
   5            11,756.51      587.83    12,344.34     102.46     12,241.88
   6            12,241.88      612.09    12,853.97     106.69     12,747.28
   7            12,747.28      637.36    13,384.65     111.09     13,273.56
   8            13,273.56      663.68    13,937.23     115.68     13,821.55
   9            13,821.55      691.08    14,512.63     120.45     14,392.18
   10           14,392.18      719.61    15,111.79     125.43     14,986.36
   -------------------------------------------------------------------------
   Cumulative               $6,038.95               $1,052.59



AllianceBernstein International Value Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   89.25    $10,410.75
   2            10,410.75      520.54    10,931.29      92.92     10,838.37
   3            10,838.37      541.92    11,380.29      96.73     11,283.56
   4            11,283.56      564.18    11,847.74     100.71     11,747.03
   5            11,747.03      587.35    12,334.38     104.84     12,229.54
   6            12,229.54      611.48    12,841.02     109.15     12,731.87
   7            12,731.87      636.59    13,368.48     113.63     13,254.83
   8            13,254.83      662.74    13,917.57     118.30     13,799.27
   9            13,799.27      689.96    14,489.23     123.16     14,366.08
   10           14,366.08      718.30    15,084.38     128.22     14,956.16
   -------------------------------------------------------------------------
   Cumulative               $6,033.06               $1,076.91



AllianceBernstein Small/Mid Cap Value Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2            10,409.70      520.49    10,930.19      94.00     10,836.19
   3            10,836.19      541.81    11,377.99      97.85     11,280.14
   4            11,280.14      564.01    11,844.15     101.86     11,742.29
   5            11,742.29      587.11    12,329.41     106.03     12,223.37
   6            12,223.37      611.17    12,834.54     110.38     12,724.16
   7            12,724.16      636.21    13,360.37     114.90     13,245.47
   8            13,245.47      662.27    13,907.75     119.61     13,788.14
   9            13,788.14      689.41    14,477.55     124.51     14,353.04
   10           14,353.04      717.65    15,070.69     129.61     14,941.08
   -------------------------------------------------------------------------
   Cumulative               $6,030.13               $1,089.05



AllianceBernstein Value Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00   $ 72.45     $10,427.55
   2            10,427.55      521.38    10,948.93     75.55      10,873.38
   3            10,873.38      543.67    11,417.05     78.78      11,338.27
   4            11,338.27      566.91    11,905.18     82.15      11,823.04
   5            11,823.04      591.15    12,414.19     85.66      12,328.53
   6            12,328.53      616.43    12,944.96     89.32      12,855.64
   7            12,855.64      642.78    13,498.42     93.14      13,405.28
   8            13,405.28      670.26    14,075.55     97.12      13,978.43
   9            13,978.43      698.92    14,677.35    101.27      14,576.07
   10           14,576.07      728.80    15,304.88    105.60      15,199.27
   -------------------------------------------------------------------------
   Cumulative               $6,080.30                $881.04

AllianceBernstein U.S. Large Cap Blended Style Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
   2            10,374.00      518.70    10,892.70     130.71     10,761.99
   3            10,761.99      538.10    11,300.09     135.60     11,164.49
   4            11,164.49      558.22    11,722.71     140.67     11,582.04
   5            11,582.04      579.10    12,161.14     145.93     12,015.21
   6            12,015.21      600.76    12,615.97     151.39     12,464.57
   7            12,464.57      623.23    13,087.80     157.05     12,930.75
   8            12,930.75      646.54    13,577.29     162.93     13,414.36
   9            13,414.36      670.72    14,085.08     169.02     13,916.06
   10           13,916.06      695.80    14,611.86     175.34     14,436.52
   -------------------------------------------------------------------------
   Cumulative               $5,931.17               $1,494.64



AllianceBernstein Wealth Appreciation Strategy Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   94.50    $10,405.50
   2            10,405.50      520.28    10,925.78      98.33     10,827.44
   3            10,827.44      541.37    11,368.82     102.32     11,266.50
   4            11,266.50      563.32    11,829.82     106.47     11,723.35
   5            11,723.35      586.17    12,309.52     110.79     12,198.73
   6            12,198.73      609.94    12,808.67     115.28     12,693.39
   7            12,693.39      634.67    13,328.06     119.95     13,208.11
   8            13,208.11      660.41    13,868.52     124.82     13,743.70
   9            13,743.70      687.18    14,430.88     129.88     14,301.01
   10           14,301.01      715.05    15,016.06     135.14     14,880.91
   -------------------------------------------------------------------------
   Cumulative               $6,018.39               $1,137.48



AllianceBernstein Balanced Wealth Strategy Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00   $ 78.75     $10,421.25
   2            10,421.25      521.06    10,942.31     82.07      10,860.25
   3            10,860.25      543.01    11,403.26     85.52      11,317.73
   4            11,317.73      565.89    11,883.62     89.13      11,794.49
   5            11,794.49      589.72    12,384.22     92.88      12,291.34
   6            12,291.34      614.57    12,905.90     96.79      12,809.11
   7            12,809.11      640.46    13,449.56    100.87      13,348.69
   8            13,348.69      667.43    14,016.13    105.12      13,911.01
   9            13,911.01      695.55    14,606.56    109.55      14,497.01
   10           14,497.01      724.85    15,221.86    114.16      15,107.69
   -------------------------------------------------------------------------
   Cumulative               $6,062.54                $954.84



AllianceBernstein Global Research Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
   2            10,374.00      518.70    10,892.70     130.71     10,761.99
   3            10,761.99      538.10    11,300.09     135.60     11,164.49
   4            11,164.49      558.22    11,722.71     140.67     11,582.04
   5            11,582.04      579.10    12,161.14     145.93     12,015.21
   6            12,015.21      600.76    12,615.97     151.39     12,464.57
   7            12,464.57      623.23    13,087.60     157.05     12,930.75
   8            12,930.75      646.54    13,577.29     162.93     13,414.36
   9            13,414.36      670.72    14,085.08     169.02     13,916.06
   10           13,916.06      695.80    14,611.86     175.34     14,436.52
   -------------------------------------------------------------------------
   Cumulative               $5,931.17               $1,494.64



* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-annual Reports to Contractholders
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.


You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Privacy Notice
(This information is not part of the Prospectus.)


The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "Alliance- Bernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients efficiently and accurately, we may collect nonpublic personal information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as a client's name, address, social security number, assets, income and other household information), (2) clients' transactions with us and others such as account balances and transaction history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies."



It is our policy not to disclose nonpublic personal information about our clients (and former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (and former clients), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.


SEC File No. 811-05398

VARIABLE PRODUCTS SERIES FUND

 PROSPECTUS  |  MAY 1, 2007


 AllianceBernstein Variable Products Series Fund, Inc.
 Class B Prospectus

AllianceBernstein VPS
   [graphic] Money Market Portfolio                         [graphic] Growth Portfolio
   [graphic] Large Cap Growth Portfolio                     [graphic] International Growth Portfolio
   [graphic] Growth and Income Portfolio                    [graphic] Global Technology Portfolio
   [graphic] U.S. Government/High Grade Securities          [graphic] Small Cap Growth Portfolio
   Portfolio                                                [graphic] Real Estate Investment Portfolio
   [graphic] High Yield Portfolio                           [graphic] International Value Portfolio
   [graphic] Balanced Shares Portfolio                      [graphic] Small/Mid Cap Value Portfolio
   [graphic] International Research Growth Portfolio        [graphic] Value Portfolio
   [graphic] Global Bond Portfolio                          [graphic] U.S. Large Cap Blended Style Portfolio
   [graphic] Americas Government Income Portfolio           [graphic] Wealth Appreciation Strategy Portfolio
   [graphic] Global Dollar Government Portfolio             [graphic] Balanced Wealth Strategy Portfolio
   [graphic] Utility Income Portfolio                       [graphic] Global Research Growth Portfolio

 This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents


                                                            Page
Summary Information........................................   4
Risks Summary..............................................  42
Fees and Expenses of the Portfolios........................  45
Investing in the Portfolios................................  49
More Information about the Portfolios and Their Investments  53
Management of the Portfolios...............................  64
Dividends, Distributions and Taxes.........................  77
Glossary of Investment Terms...............................  78
Financial Highlights.......................................  79
Appendix A--Bond Ratings................................... A-1
Appendix B--Hypothetical Investment and Expense Information B-1

Summary Information


This Prospectus begins with a summary of key information about each of the Portfolios of the AllianceBernstein(R) Variable Products Series (VPS) Fund. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 53.


Performance Information
This Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

Please Note
A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

As with all investments, you may lose money by investing in the Portfolio.

Risk
Why is Risk Important?
You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.


We have included a graphic for each Portfolio that shows the Portfolio's risk profile as compared to our other Variable Products Series Portfolios. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio with a higher variability of returns is a riskier investment.

This summary lists the principal risks for each Portfolio followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as non-U.S. (foreign) risk, currency risk or small- or mid-capitalization companies risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.


What is Market Risk?

Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Portfolios is subject to this risk.


What is Interest Rate Risk?
Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

What is Credit Risk?

The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities or junk bonds, generally pay a higher interest rate to compensate investors for the additional risk.


Credit Ratings

Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:


..  investment grade; or


..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

Other Information
Maturity and Duration
The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

General

.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 124 mutual funds.

.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.


.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as real estate or utility industry securities, will not change these policies without 60 days' prior written notice to shareholders.

AllianceBernstein VPS Money Market                                     [GRAPHIC]
Portfolio



Objective and Principal Strategies
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.


The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("SEC") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.


The Portfolio may invest in:

.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having net assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Portfolio may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Portfolio limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

 Principal Risks
 . Interest Rate Risk . Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                           Since
          1 Year 5 Years Inception*
-----------------------------------
Portfolio 3.96%   1.52%    2.53%
-----------------------------------


* Since Inception return information is from June 16, 1999.


You may obtain the most current seven-day yield information of the Portfolio by calling 800-824-1916 or your financial intermediary.


Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
 n/a     n/a     n/a     5.7     3.3     0.9     0.3     0.5     2.1     4.00



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 1.45%, 3rd quarter, 2000; and Worst quarter was up 0.04%, 4th quarter, 2003.

AllianceBernstein VPS                                          [GRAPHIC]
Large Cap Growth Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.


Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $1.3 billion to approximately $410.7 billion as of February 28, 2007, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.



The Adviser relies heavily on the fundamental research of its large internal research staff. The Adviser looks for companies whose substantially above average earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Adviser expects that normally the Portfolio's investments will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


 Principal Risks
 . Market Risk . Focused Portfolio Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                           Since
                          1 Year 5 Years Inception*
---------------------------------------------------
Portfolio                 -0.68%  1.07%    -2.62%
---------------------------------------------------
Russell 1000 Growth Index  9.07%  2.69%    -2.58%
---------------------------------------------------
S&P 500 Index             15.78%  6.19%     1.81%
---------------------------------------------------


* Since Inception return information is from July 14, 1999.
Bar Chart


                                 Calendar Year End (%)

                                     [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a    -16.8   -17.4   -30.8    23.4    8.3     14.9   -0.7



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.73%, 4th quarter, 2001; and Worst quarter was down -18.88%, 3rd quarter, 2001.

AllianceBernstein VPS Growth and Income                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks

 . Market Risk . Non-U.S. (Foreign) Risk

 . Industry/Sector Risk . Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                          Since
                         1 Year 5 Years Inception*
--------------------------------------------------
Portfolio                16.98%  6.94%    6.57%
--------------------------------------------------
Russell 1000 Value Index 22.25% 10.86%    6.55%
--------------------------------------------------


* Since Inception return information is from June 1, 1999.


Bar Chart


                              Calendar Year End (%)

                                       [CHART]

    97     98     99     00     01     02     03     04     05      06
  -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
   n/a    n/a    n/a    13.6   0.2   -22.3   32.2   11.2    4.6   17.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 17.52%, 2nd quarter, 2003; and Worst quarter was down -17.79%, 3rd quarter, 2002.

AllianceBernstein VPS U.S. Government/High                                     [GRAPHIC]
Grade Securities Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is high current income consistent with preservation of capital.


The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities rated A or better by S&P and Moody's or equivalent rating. The Portfolio's investments include mortgage-backed securities and repurchase agreements relating to U.S. Government securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities. This includes hybrid and structured debt instruments as well as U.S. Dollar-denominated securities issued by non-U.S. corporations and governments.



The Portfolio will not invest in any security rated below BBB- by S&P or Baa3 by Moody's or equivalent rating. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may also invest in qualifying bank deposits and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance.


 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk
 . Inflation Risk . Prepayment Risk . Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                      Since
                                     1 Year 5 Years Inception*
--------------------------------------------------------------
Portfolio                            3.59%   3.98%    5.06%
--------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index 4.33%   5.06%    6.07%
--------------------------------------------------------------


* Since Inception return information is from June 2, 1999.

Bar Chart


                            Calendar Year End (%)

                                     [CHART]

  97     98     99     00     01     02     03     04     05     06
-----  -----  -----  -----  -----  -----  -----  -----  -----  ------
 n/a    n/a    n/a    10.8   7.6    7.5    3.6    3.5    1.8    3.6



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.55%, 3rd quarter, 2001; and Worst quarter was down -2.56%, 2nd quarter, 2004.

AllianceBernstein VPS High Yield Portfolio                                     [GRAPHIC]



Objective and Principal Strategies
The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by the Adviser. As a secondary objective, the Portfolio seeks capital appreciation.


The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield fixed-income securities. The Portfolio invests in a diversified mix of high yield, below investment grade fixed-income securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio normally does not invest in securities rated below Caa3 by Moody's or CCC- by S&P or equivalent rating. The Portfolio is managed to maximize total return by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.

The Portfolio may invest up to 25% of its net assets in U.S. Dollar-denominated securities issued by non-U.S. entities and up to 20% of its net assets in non-U.S. Dollar-denominated securities of such issuers. The Portfolio may buy and sell currencies other than the U.S. Dollar or enter into currency exchange contracts principally for the purpose of preserving the value of securities denominated in currencies other than the U.S. Dollar or in anticipation of purchasing such securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, preferred stocks, and may use other investment techniques. The Portfolio may use leverage for investment purposes. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.


 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk

 . Inflation Risk . Non-U.S. (Foreign) Risk

 . Currency Risk . Derivatives Risk . Liquidity Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                        Since
                                               1 year Inception*
----------------------------------------------------------------
Portfolio                                       8.76%   10.22%
----------------------------------------------------------------
Lehman Brothers U.S. High Yield -2% Issuer Cap
Index                                          10.76%   12.68%
----------------------------------------------------------------


* Since Inception return information is from July 22, 2002.

Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05     06
 -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
  n/a    n/a    n/a    n/a    n/a    n/a    22.2   7.6    1.5    8.8



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 7.17%, 2nd quarter, 2003; and Worst quarter was down -1.38%, 1st quarter, 2005.

AllianceBernstein VPS Balanced Shares                                     [GRAPHIC]
Portfolio

Objective and Principal Strategies
The Portfolio's investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital.


The Portfolio invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Portfolio's assets invested in each type of security will vary. Normally, the Portfolio's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Portfolio will not purchase a security if as a result less than 25% of its net assets will be in fixed-income securities. The Portfolio may invest up to 20% of its assets in high yield securities (securities rated below BBB- by S&P, Moody's or Fitch). As an operating policy, the Portfolio will invest no more than 25% of its investments in high yield debt securities in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate investments, preferred stocks, and may use other investment techniques. The Portfolio invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Portfolio also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk

 . Allocation Risk . Non-U.S. (Foreign) Risk
 . Emerging Market Risk . Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                     Since
                                    1 Year 5 Years Inception*
-------------------------------------------------------------
Portfolio                           11.56%  5.91%     5.80%
-------------------------------------------------------------
Russell 1000 Value Index            22.25% 10.86%    11.42%
-------------------------------------------------------------
Lehman Brothers Government/Credit
Index                                3.78%  5.17%     4.75%
-------------------------------------------------------------
60% Russell 1000 Value Index/40% LB
Government/Credit Index             14.86%  8.58%     8.75%
-------------------------------------------------------------


* Since Inception return information is from October 26, 2001.

Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05      06
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
 n/a    n/a    n/a    n/a    n/a   -10.8   18.8   8.8    3.6     11.6



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 10.78%, 2nd quarter, 2003; and Worst quarter was down -8.50%, 2nd quarter, 2002.

AllianceBernstein VPS International                                     [GRAPHIC]
Research Growth Portfolio


Objective and Principal Strategies

The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the senior sector analyst groups' top picks for their respective sectors.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research team. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser's International Research Growth Portfolio Oversight Group, in consultation with the senior sector analysts, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The International Research Growth Portfolio Oversight Group allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities, as well as diversification and risk considerations. The International Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The International Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the International Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging markets countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio also may invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in companies with smaller market capitalizations. The Portfolio normally invests in approximately 100-125 companies.


 Principal Risks

 . Market Risk . Non-U.S. (Foreign) Risk
 . Emerging Market Risk . Currency Risk
 . Industry/Sector Risk . Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                         Since
                                        1 Year 5 Years Inception*
-----------------------------------------------------------------
Portfolio                               26.11% 14.28%    14.46%
-----------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Gross)+ 27.16% 16.87%    17.00%
-----------------------------------------------------------------
MSCI EAFE Growth Index (Net)++          22.31% 12.26%    12.46%
-----------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)++  26.65% 16.42%    16.56%
-----------------------------------------------------------------


*  Since Inception return information is from October 26, 2001.


+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.

++ The MSCI EAFE Growth Index (Net) and the MSCI AC World Index (ex. U.S.)
   (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

Bar Chart


                             Calendar Year End (%)

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
  n/a    n/a    n/a    n/a    n/a   -15.5   31.1   17.4   18.9   26.1



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 18.30%, 2nd quarter, 2003; and Worst quarter was down -22.31%, 3rd quarter, 2002.

AllianceBernstein VPS Global Bond                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies

The Portfolio's investment objective is to provide a high level of return through a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of currencies other than the U.S. Dollar.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Portfolio invests in U.S. Government securities, securities issued by governments other than the U.S. Government or supranational organization debt securities, corporate debt obligations, and commercial paper of banks and bank holding companies. The Portfolio's non-U.S. investments are generally denominated in currencies other than the U.S. Dollar.

The Portfolio seeks to minimize investment risk by limiting its investments to high-quality fixed-income securities and normally invests in securities rated in the two highest ratings categories. The Portfolio's investments are expected to have an average weighted maturity that varies between one year or less and 10 years.

In the past, certain non-U.S. sovereign fixed-income securities have provided higher investment returns than U.S. government fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The Adviser believes that investment in a composite of non-U.S. fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in non-U.S. fixed-income securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. fixed-income securities.


The Portfolio intends to spread risk among the capital markets and normally invests at least 65% of its net assets in fixed-income securities of at least three countries. The Portfolio invests approximately 25% of its net assets in U.S. Dollar-denominated fixed-income securities. The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by the Adviser depending on its evaluation of political and economic conditions affecting a country as well as recent market experience. The percentage of the Portfolio's assets invested in the fixed-income securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.


The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. For hedging purposes, the Portfolio may enter into forward currency exchange contracts. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk

 . Inflation Risk . Non-U.S. (Foreign) Risk
 . Currency Risk . Diversification Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                     Since
                                    1 Year 5 Years Inception*
-------------------------------------------------------------
Portfolio                           4.64%   6.80%    4.87%
-------------------------------------------------------------
S&P Citigroup World Government Bond
Index (unhedged)                    6.12%   8.41%    3.44%
-------------------------------------------------------------


* Since Inception return information is from July 15, 1999.

Bar Chart


                              Calendar Year End (%)

                                 [CHART]

  97     98     99     00     01     02     03     04     05     06
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 n/a    n/a    n/a    1.0    -0.6   17.0   13.1   9.3    -7.9   4.6



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 10.18%, 2nd quarter, 2002; and Worst quarter was down -3.32%, 2nd quarter, 2004.

AllianceBernstein VPS Americas                                     [GRAPHIC]
Government Income Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is to maximize current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities ("Government Securities").

The Portfolio normally invests at least 80% of its net assets in fixed-income securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in fixed-income securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico;
(ii) government-related entities in the United States, Canada, and Mexico; and
(iii) the provincial governments of Canada and Mexico. The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in U.S. Dollar denominated securities.

The Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government Securities, the Portfolio may invest the balance of its net assets in investment grade fixed-income securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in fixed-income securities issued by the governmental entities of any one such country to 10% of its net assets. These investments are investment grade securities generally denominated in each country's currency. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.

The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements. The Portfolio may invest in mortgage-related securities and zero coupon securities, variable, floating, and inverse floating rate instruments, and enter into standby commitment agreements and forward commitments. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk

 . Inflation Risk . Non-U.S. (Foreign) Risk
 . Emerging Market Risk . Currency Risk . Leverage Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                      Since
                                             1 Year Inception*
--------------------------------------------------------------
Portfolio                                    3.01%    6.40%
--------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index         4.33%    4.57%
--------------------------------------------------------------
Lehman Brothers Intermediate-Term Government
Index                                        3.83%    3.23%
--------------------------------------------------------------


* Since Inception return information is from July 22, 2002.
Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05     06
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 n/a    n/a    n/a    n/a    n/a    n/a    7.2    4.7    8.3    3.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.49%, 2nd quarter, 2003; and Worst quarter was down -5.19%, 2nd quarter, 2004.

AllianceBernstein VPS Global Dollar                                     [GRAPHIC]
Government Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its net assets in sovereign debt obligations. The Portfolio's investments in sovereign debt obligations will emphasize debt obligations issued by countries in the J.P. Morgan Emerging Markets Bond Index Global, which currently includes approximately 31 countries whose economies are concluded to be developing or emerging from underdevelopment.


The Portfolio also may invest in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent investment quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.



The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its net assets, although the Portfolio may invest up to 30% of its net assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of the countries that constitute part of the Portfolio's focus, including Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. Other countries that the Adviser anticipates will provide investment opportunities for the Portfolio include, among others, Columbia, the Dominican Republic, Ecuador, Lebanon, Malaysia, Panama, Peru, Poland, South Africa and the Ukraine. The Portfolio expects that it will not invest more than 10% of its net assets in any other single country outside the U.S.


The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in fixed and floating rate loans to sovereign debt issuers, structured securities, variable, floating, and inverse floating rate instruments, loan participations and assignments, and may use other investment techniques. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio also may enter into standby commitment agreements and forward commitments.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk

 . Inflation Risk . Non-U.S. (Foreign) Risk

 . Emerging Market Risk . Currency Risk
 . Derivatives Risk . Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                               Since
                      1 Year Inception*
---------------------------------------
Portfolio              9.77%   16.45%
---------------------------------------
JPM EMBI+ Index       10.49%   18.66%
---------------------------------------
JPM EMBI Global Index  9.87%   15.57%
---------------------------------------


* Since Inception return information is from July 22, 2002.

Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05      06
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
 n/a    n/a    n/a    n/a    n/a    n/a    33.3   9.8    9.4     9.8



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 12.12%, 2nd quarter, 2003; and Worst quarter was down -7.07%, 2nd quarter, 2004.

AllianceBernstein VPS Utility Income Portfolio                                     [GRAPHIC]



Objective and Principal Strategies
The Portfolio's investment objective is current income and long-term growth of capital.

The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.


The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Portfolio may enter into forward commitments and standby commitment agreements. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk
 . Industry/Sector Risk . Non-U.S. (Foreign) Risk
 . Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                          Since
                                 1 Year Inception*
--------------------------------------------------
Portfolio                        23.49%   21.69%
--------------------------------------------------
S&P 500 GICS Utilities Composite 20.99%   18.32%
--------------------------------------------------


* Since Inception return information is from July 22, 2002.

Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05      06
-----  -----  -----  -----  -----  -----  -----  -----  -----    -----
 n/a    n/a    n/a    n/a    n/a    n/a    19.6   24.0   15.8    23.5



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.56%, 2nd quarter, 2003; and Worst quarter was down -3.97%, 1st quarter, 2003.

AllianceBernstein VPS Growth Portfolio                                     [GRAPHIC]


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Adviser seeks to invest in well-managed companies that are leaders in their industries, with strong business franchises, sustainable competitive advantages and superior growth prospects.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff and leverages research insights from each of the small-, mid- and large-capitalization growth investment teams. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.



Investment selections are made from a universe of more than 500 covered securities. Normally, the Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes.

The Portfolio may invest in zero coupon securities and payment-in-kind bonds, depositary receipts, and asset-backed securities. The Portfolio also may enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, or forwards agreements.


 Principal Risks
 . Market Risk . Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                           Since
                          1 Year 5 Years Inception*
---------------------------------------------------
Portfolio                 -1.24%  4.06%    -0.57%
---------------------------------------------------
Russell 3000 Growth Index  9.46%  3.02%    -1.77%
---------------------------------------------------


* Since Inception return information is from June 1, 1999.


Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05      06
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
 n/a    n/a    n/a   -17.8  -23.7  -28.3   34.7   14.5   11.6   -1.2



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.33%, 4th quarter, 2001; and Worst quarter was down -23.13%, 1st quarter, 2001.

AllianceBernstein VPS International Growth                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the Portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio's portfolio managers and the International Research Growth Portfolio Oversight Group, which together are responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector, use the Adviser's research recommendations to assess investments for the Portfolio. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas which capitalizes on the insights of our fundamental research within the optimal risk/reward framework.



The Portfolio's portfolio consists of approximately 100-130 stocks. The International Research Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Portfolio to monitor the Portfolio's risk profile and to make appropriate adjustments. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Portfolio's investments include investments in securities of companies that are established as a result of privatizations of state enterprises.


 Principal Risks

 . Market Risk . Emerging Market Risk . Non-U.S. (Foreign) Risk . Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                         Since
                                        1 Year 5 Years Inception*
-----------------------------------------------------------------
Portfolio                               26.70% 21.00%    9.00%
-----------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Gross)+ 27.16% 16.87%    6.89%
-----------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)++     25.71% 15.25%    5.62%
-----------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)++  26.65% 16.42%     N/A
-----------------------------------------------------------------


*  Since Inception return information is from July 3, 2000.


+ The Adviser believes that the MSCI AC World Index (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.

++ The MSCI World Index (ex. U.S.) (Net) and the MSCI AC World Index (ex. U.S.)
   (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05      06
-----  -----  -----  -----  -----  -----  -----  -----  -----    -----
 n/a    n/a    n/a    n/a   -17.3   -4.3   43.1   24.0   20.6     26.7



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 20.55%, 2nd quarter, 2003; and Worst quarter was down -16.89%, 3rd quarter, 2001.

AllianceBernstein VPS Global Technology                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies

The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in equity securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively). The Portfolio will normally invest at least 80% of its net assets in the equity securities of these companies.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-70 companies from multiple technology-related industry segments in an attempt to maximize opportunity and reduce risk. When selecting securities, the Adviser emphasizes companies that are demonstrating improving fundamentals and favorable earnings momentum and growth.

The Portfolio invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Portfolio may also invest in synthetic foreign equity securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. Investments in new, smaller and less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies.


 Principal Risks
 . Market Risk . Industry/Sector Risk

 . Non-U.S. (Foreign) Risk . Emerging Market Risk

 . Currency Risk . Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)


--------------------------------------------------------------------------------

                                                         Since
                                        1 Year 5 Years Inception*
-----------------------------------------------------------------
Portfolio                                8.38% -0.25%    -2.66%
-----------------------------------------------------------------
MSCI World Index (Net)**                20.07%  9.97%     4.30%
-----------------------------------------------------------------
MSCI World Information Technology Index
(Net)**+                                 9.31%  1.33%    -6.01%
-----------------------------------------------------------------


*  Since Inception return information is from September 22, 1999.


** The MSCI World Index (Net) and the MSCI World Information Technology Index
   (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

+ The information in the MSCI World Information Technology Index (Net) shows how the Portfolio's performance compares with the return of an index of securities similar to those in which the Portfolio invests.

Bar Chart


                              Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05      06
-----  -----  -----  -----  -----  -----  -----  -----  -----   ------
 n/a    n/a    n/a   -21.7  -25.5  -41.8  43.8    5.1    3.7     8.4



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.19%, 4th quarter, 2001; and Worst quarter was down -35.23%, 3rd quarter, 2001.

AllianceBernstein VPS Small Cap Growth                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of December 31, 2006, there were approximately 5,000 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $9.0 billion.

The Adviser relies heavily upon the fundamental analysis of its internal research staff. The Adviser looks for companies whose prospective earnings growth has been underestimated by the marketplace or whose earnings prospects are not fully reflected in current market valuations.



The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum.

Normally, the Portfolio invests in about 100-125 companies. When selecting securities, the Adviser looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above-average earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a "bottom-up" stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.


 Principal Risks

 . Market Risk . Capitalization Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                               Since
                              1 Year 5 Years Inception*
-------------------------------------------------------
Portfolio                     10.51%  6.01%    1.08%
-------------------------------------------------------
Russell 2000(TM) Growth Index 13.35%  6.93%    1.10%
-------------------------------------------------------


* Since Inception return information is from August 10, 2000.

Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05     06
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
 n/a    n/a    n/a    n/a   -12.9  -32.1   48.7   14.4    4.9   10.5



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 25.38%, 4th quarter, 2001; and Worst quarter was down -28.09%, 3rd quarter, 2001.

AllianceBernstein VPS Real Estate                                     [GRAPHIC]
Investment Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is total return from long-term growth of capital and income.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.


The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.


The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.


 Principal Risks
 . Market Risk . Industry/Sector Risk . Interest Rate Risk
 . Credit Risk . Prepayment Risk

 . Non-U.S. (Foreign) Risk . Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                          Since
                         1 Year 5 Years Inception*
--------------------------------------------------
Portfolio                34.88% 23.65%    23.29%
--------------------------------------------------
FTSE NAREIT Equity Index 35.06% 23.20%    22.41%
--------------------------------------------------


* Since Inception return information is from April 24, 2001
Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
 n/a     n/a     n/a     n/a     n/a     2.3     39.0    35.3    11.4    34.9



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.70%, 4th quarter, 2004; and Worst quarter was down -9.39%, 3rd quarter, 2002.

AllianceBernstein VPS International Value                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.


The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio invests in companies that are determined by the Adviser's Bernstein unit to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is at the heart of the fundamental value approach. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's company and industry analysts develop earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compat ible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return. The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Portfolio's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency futures contracts or forward currency exchange contracts.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks

 . Market Risk . Non-U.S. (Foreign) Risk . Currency Risk
 . Emerging Market Risk . Derivatives Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                         Since
                        1 Year 5 Years Inception*
-------------------------------------------------
Portfolio               35.05% 21.78%    19.27%
-------------------------------------------------
MSCI EAFE Index (Net)** 26.34% 14.98%    12.19%
-------------------------------------------------


*  Since Inception return information is from August 15, 2001.


** The MSCI EAFE Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

Bar Chart


                              Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05     06
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
 n/a    n/a    n/a    n/a    n/a    -5.4   44.0   24.9   16.6   35.1



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 23.82%, 2nd quarter, 2003; and Worst quarter was down -21.68%, 3rd quarter, 2002.

AllianceBernstein VPS Small/Mid Cap Value                                     [GRAPHIC]
Portfolio


Objective And Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using its Bernstein unit's fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2006, there were approximately 1,700 small- to mid-capitalization companies, representing a market capitalization range from nearly $40 million to approximately $8 billion.


Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). More specifically, Bernstein seeks to determine each stock's exposure to these factors relative to that of its industry peers and smaller capitalization stock universe as a whole. Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.


Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities. A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.


The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks
 . Market Risk . Capitalization Risk

 . Non-U.S. (Foreign) Risk . Currency Risk

 . Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                              Since
                             1 Year 5 Years Inception*
------------------------------------------------------
Portfolio                    14.20% 13.85%    14.39%
------------------------------------------------------
Russell 2500(TM) Value Index 20.18% 15.51%    14.60%
------------------------------------------------------
Russell 2500(TM) Index       16.17% 12.19%    10.87%
------------------------------------------------------


* Since Inception return information is from May 1, 2001.
Bar Chart


                             Calendar Year End (%)

                                     [CHART]

  97     98     99     00     01     02     03     04     05     06
-----  -----  -----  -----  -----  -----  -----  -----  -----  ------
 n/a    n/a    n/a    n/a    n/a    -6.4   40.9   19.1   6.6    14.2



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 20.31%, 2nd quarter, 2003; and Worst quarter was down -20.37%, 3rd quarter, 2002.

AllianceBernstein VPS Value Portfolio                                     [GRAPHIC]




Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.


A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Next Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.


The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks

 . Market Risk . Non-U.S. (Foreign) Risk

 . Currency Risk . Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                              Since
                             1 Year 5 Years Inception*
------------------------------------------------------
Portfolio                    21.03% 10.11%    9.00%
------------------------------------------------------
Russell 1000(TM) Value Index 22.25% 10.86%    8.48%
------------------------------------------------------


* Since Inception return information is from May 1, 2001.
Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a     n/a     n/a     -13.0   28.5    13.4    5.5     21.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.25%, 2nd quarter, 2003; and Worst quarter was down -18.10%, 3rd quarter, 2002.

AllianceBernstein VPS U.S. Large Cap                                     [GRAPHIC]
Blended Style Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000(TM) Index. In managing the Portfolio, the Adviser diversifies the investment portfolio between the growth and value equity investment styles. The Adviser selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, the Adviser seeks to provide the highest level of long-term return given the associated levels of risk.

Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Growth Equities team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.


The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which generally follows a primary research universe of more than 500 companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of those companies. Research emphasis is placed on identifying those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser also looks for companies whose substantially above-average prospective earnings growth is not reflected in current market valuations.


The Value Equities team selects the value stocks used in this portfolio. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.


The Value Equities team relies on its large internal value research staff of company and industry analysts to follow a research universe of approximately 650 companies with larger capitalizations. For each company in the research universe, the present value of the company's future cash flow, as forecast by its analysts, is compared to the current price of the company's stock.

The value research staff identifies and quantifies the critical variables that influence a business's performance, analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence. A committee composed of senior investment professionals reviews the research process to confirm that the analysts have appropriately considered the key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, that seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. The Adviser, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe and the Large Cap Value universe, from most to least attractive.

The Adviser then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process develops a portfolio that is designed to provide a diversified portfolio of the most attractive growth and value stocks. Normally, approximately 50% of the value of the Portfolio's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

The Portfolio may invest in convertible securities and non-U.S. securities, make short sales of securities or maintain a short position and enter into repurchase agreements and forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks
 . Market Risk . Allocation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                             Since
                    1 Year Inception*
-------------------------------------
Portfolio           10.02%   10.34%
-------------------------------------
S&P 500 Stock Index 15.78%   14.27%
-------------------------------------


* Since Inception return information is from May 2, 2003.
Bar Chart


                             Calendar Year End (%)

                                     [CHART]

  97      98      99      00      01      02      03      04      05     06
------  ------  ------  ------  ------  ------  ------  ------  -----   -----
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     9.2     9.6    10.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 9.59%, 4th quarter, 2004; and Worst quarter was down -5.38%, 1st quarter, 2005.

AllianceBernstein VPS Wealth Appreciation                                     [GRAPHIC]
Strategy Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

The Adviser's staff of company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Adviser's targeted blend for the equity portion of the Portfolio is an equal weighting of growth and value stocks. The Adviser will allow the relative weightings of the Portfolio's growth and value components to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the portfolio.


The Portfolio may invest in real estate investment trusts, or REITs, and convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks

 . Market Risk .Non-U.S. (Foreign) Risk
 . Currency Risk . Allocation Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                               Since
                                      1 Year Inception*
-------------------------------------------------------
Portfolio                             17.32%   14.02%
-------------------------------------------------------
S&P 500 Stock Index                   15.78%   11.62%
-------------------------------------------------------
MSCI EAFE Index (Net)**               26.34%   22.19%
-------------------------------------------------------
70% S&P 500 Stock Index/30% MSCI EAFE
Index (Net)                           18.95%   14.79%
-------------------------------------------------------


* Since Inception return information is from July 1, 2004.


**The MSCI EAFE Index (Net) reflects the investment of dividends net of non-U.S. withholding taxes.

Bar Chart


                              Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05      06
-----  -----  -----  -----  -----  -----  -----  -----  -----   ------
 n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    10.9    17.3



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 7.02%, 3rd quarter, 2005; and Worst quarter was down -3.28%, 1st quarter, 2005.

AllianceBernstein VPS Balanced Wealth                                     [GRAPHIC]
Strategy Portfolio



Objective and Principal Strategies

The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.


The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.


The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio's equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the Portfolio.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of the Adviser's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. The Adviser will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the Portfolio.

In selecting fixed-income investments for the Portfolio, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser.


The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk

 . Non-U.S. (Foreign) Risk . Currency Risk

 . Allocation Risk . Management Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2006)



                                                     Since
                                            1 Year Inception*
-------------------------------------------------------------
Portfolio                                   13.75%   11.02%
-------------------------------------------------------------
S&P 500 Stock Index                         15.78%   11.62%
-------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index         4.33%    4.45%
-------------------------------------------------------------
60% S&P 500 Stock Index/40% Lehman Brothers
U.S. Aggregate Index                        11.20%    8.75%
-------------------------------------------------------------


* Since Inception return information is from July 1, 2004.
Bar Chart


                             Calendar Year End (%)

                                    [CHART]

  97     98     99     00     01     02     03     04     05      06
-----  -----  -----  -----  -----  -----  -----  -----  -----   ------
 n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    7.0    13.8



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.24%, 3rd quarter, 2005; and Worst quarter was down -2.91%, 1st quarter, 2005.

AllianceBernstein VPS Global Research                                     [GRAPHIC]
Growth Portfolio


Objective and Principal Strategies

The Portfolio's investment objective is to seek long-term growth of capital.

The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark, and other decisions such as country allocation are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investments in companies representing the research sector head groups' top picks for their respective sectors.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The Global Research Growth Portfolio Oversight Group allocates the Portfolio's investments among the selected market sectors based on fundamental company research and its assessment of both current and forecasted investment opportunities and conditions as well as diversification and risk considerations. The Global Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The Global Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the Global Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the U.S. The Portfolio invests in securities of companies in both developed and emerging markets countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio also may invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium market capitalization companies. The Portfolio normally invests in approximately 100-150 companies.


 Principal Risks

 . Market Risk . Non-U.S. (Foreign) Risk

 . Currency Risk . Emerging Market Risk

 . Allocation Risk . Capitalization Risk . Credit Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)



                                Since
                       1 Year Inception*
----------------------------------------
Portfolio              14.73%   21.71%
----------------------------------------
MSCI World Index (Net) 20.07%   20.13%
----------------------------------------



* Since Inception return information is from May 2, 2005.


Bar Chart

                             Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    14.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 8.51%, 4th quarter, 2006; and Worst quarter was down -3.41%, 2nd quarter, 2006.

Risks Summary

In this Summary, we describe principal and other risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

Market Risk
This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Interest Rate Risk

Changes in interest rates will affect the yield and value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations. Because the AllianceBernstein Money Market Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, although unlikely, that an increase in interest rates would change the value of an investment in the Portfolio.


Credit Risk
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


Inflation Risk
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.


Industry/Sector Risk

This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.


Capitalization Risk

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

Non-U.S. (Foreign) Risk
A Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Currency Risk
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. (foreign) currencies may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio.


Emerging Market Risk

Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed non-U.S. (foreign) countries.


Prepayment Risk
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Diversification Risk
A Portfolio may have more risk if it is "non-diversified", meaning that it can invest more of its assets in a smaller number of companies than many other funds.


Focused Portfolio Risk

The Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Portfolio's net asset value.


Derivatives Risk
The Portfolios may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.

Leverage Risk

When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward contracts, forward commitments, dollar rolls, or by borrowing money.


Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Allocation Risk
If a Portfolio pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Portfolio's net asset value when one of these asset classes is performing more poorly than the other.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for each Portfolio, but there can be no guarantee that its techniques will produce the intended results.



----------------------------------------------------------------------------------------------------------------------------------
                                                                         Interest                              Capital- Non-U.S.
                                                                  Market   Rate   Credit Inflation  Industry/  ization  (Foreign)
PORTFOLIO                                                          Risk    Risk    Risk    Risk    Sector Risk   Risk     Risk
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                                    .       .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                        .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                       .                                   .                   .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio   .       .       .        .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                              .       .       .        .                              .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio                         .       .       .                                       .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Research Growth Portfolio           .                                   .         .         .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio                             .       .       .        .                              .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio              .       .       .        .                              .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio                .       .       .        .                              .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                          .       .       .                   .                   .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                  .                                             .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio                    .                                                       .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Technology Portfolio                       .                                   .         .         .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                        .                                             .         .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio                  .       .       .                   .                   .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio                     .                                                       .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/ Mid Cap Value Portfolio                    .                                             .         .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                                   .                                                       .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Blended Style Portfolio            .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio            .                                                       .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio                .       .       .                                       .
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Portfolio                  .               .                             .         .
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------

                                                                  Currency
PORTFOLIO                                                           Risk
--------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                        .
--------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio
--------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                               .
--------------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio                          .
--------------------------------------------------------------------------
AllianceBernstein International Research Growth Portfolio            .
--------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio                              .
--------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio               .
--------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio                 .
--------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                           .
--------------------------------------------------------------------------
AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio                     .
--------------------------------------------------------------------------
AllianceBernstein Global Technology Portfolio                        .
--------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                         .
--------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio                   .
--------------------------------------------------------------------------
AllianceBernstein International Value Portfolio                      .
--------------------------------------------------------------------------
AllianceBernstein Small/ Mid Cap Value Portfolio                     .
--------------------------------------------------------------------------
AllianceBernstein Value Portfolio                                    .
--------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Blended Style Portfolio
--------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio             .
--------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio                 .
--------------------------------------------------------------------------
AllianceBernstein Global Research Growth Portfolio                   .
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                    Emerging             Diversifi  Focused                                            Manage-
                                     Market  Pre-payment  cation   Portfolio Derivatives Leverage Liquidity Allocation  ment
PORTFOLIO                             Risk      Risk       Risk      Risk       Risk       Risk     Risk       Risk     Risk
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market                                                                                            .
Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth                                     .                                                  .
Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and                                                                                              .
Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S.                            .                               .                                       .
Government/High Grade Securities
Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield                                                      .                   .                   .
Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares      .                                                                        .         .
Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International        .                                                                                  .
Research Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond                                .                                                            .
Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas             .                                                    .                             .
Government Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar        .                                          .         .                             .
Government Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income                                                                                          .
Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                                                                        .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International        .                                          .                                       .
Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global               .                                                                                  .
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth                                                                                        .
Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate                     .                                                                       .
Investment Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International        .                                          .                                       .
Value Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/ Mid Cap                                                  .                                       .
Value Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                                                 .                                       .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap                                                                                .         .
Blended Style Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth                                                                                        .         .
Appreciation Strategy Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth                                                                               .         .
Strategy Portfolio
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Research      .                                                                        .         .
Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------

Fees and Expenses of the Portfolios

Why are Portfolio Fees and Expenses Important?
Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees and operating expenses.

Shareholder Fees (fees paid directly from your investment)
N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Examples
The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a Contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                    AllianceBernstein VPS Money Market Portfolio
                    Operating Expenses
                    --------------------------------------------
                    Management fees                       .45%
                    --------------------------------------------
                    Distribution (12b-1) fees             .25%
                    --------------------------------------------
                    Other expenses                        .49%
                    --------------------------------------------
                    Total Portfolio operating expenses   1.19%
                    --------------------------------------------


                             Examples
                             ---------------------
                             After 1 Year     $121
                             ---------------------
                             After 3 Years    $378
                             ---------------------
                             After 5 Years    $654
                             ---------------------
                             After 10 Years $1,443
                             ---------------------



                    AllianceBernstein VPS Large Cap Growth Portfolio
                    Operating Expenses
                    ------------------------------------------------
                    Management fees                         .75%
                    ------------------------------------------------
                    Distribution (12b-1) fees               .25%
                    ------------------------------------------------
                    Other expenses                          .08%
                    ------------------------------------------------
                    Total Portfolio operating expenses     1.08%
                    ------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $110
                             ---------------------
                             After 3 Years    $343
                             ---------------------
                             After 5 Years    $595
                             ---------------------
                             After 10 Years $1,317
                             ---------------------



                    AllianceBernstein VPS Growth and Income Portfolio
                    Operating Expenses
                    -------------------------------------------------
                    Management fees                         .55%
                    -------------------------------------------------
                    Distribution (12b-1) fees               .25%
                    -------------------------------------------------
                    Other expenses                          .06%
                    -------------------------------------------------
                    Total Portfolio operating expenses      .86%
                    -------------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $88
                             ---------------------
                             After 3 Years    $274
                             ---------------------
                             After 5 Years    $477
                             ---------------------
                             After 10 Years $1,061
                             ---------------------



                    AllianceBernstein VPS U.S. Government/High
                    Grade Securities Portfolio
                    Operating Expenses
                    ------------------------------------------
                    Management fees                      .45%
                    ------------------------------------------
                    Distribution (12b-1) fees            .25%
                    ------------------------------------------
                    Other expenses                       .32%
                    ------------------------------------------
                    Total Portfolio operating expenses  1.02%
                    ------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $104
                             ---------------------
                             After 3 Years    $325
                             ---------------------
                             After 5 Years    $563
                             ---------------------
                             After 10 Years $1,248
                             ---------------------

                    AllianceBernstein VPS High Yield Portfolio
                    Operating Expenses
                    ------------------------------------------
                    Management fees                      .50%
                    ------------------------------------------
                    Distribution (12b-1) fees            .25%
                    ------------------------------------------
                    Other expenses                       .70%
                    ------------------------------------------
                    Total Portfolio operating expenses  1.45%
                    ------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $148
                             ---------------------
                             After 3 Years    $459
                             ---------------------
                             After 5 Years    $792
                             ---------------------
                             After 10 Years $1,735
                             ---------------------



                    AllianceBernstein VPS Balanced Shares Portfolio
                    Operating Expenses
                    -----------------------------------------------
                    Management fees                        .55%
                    -----------------------------------------------
                    Distribution (12b-1) fees              .25%
                    -----------------------------------------------
                    Other expenses                         .18%
                    -----------------------------------------------
                    Total Portfolio operating expenses     .98%
                    -----------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $100
                             ---------------------
                             After 3 Years    $312
                             ---------------------
                             After 5 Years    $542
                             ---------------------
                             After 10 Years $1,201
                             ---------------------



                    AllianceBernstein VPS International Research
                    Growth Portfolio
                    Operating Expenses
                    --------------------------------------------
                    Management fees                       .75%
                    --------------------------------------------
                    Distribution (12b-1) fees             .25%
                    --------------------------------------------
                    Other expenses                        .50%
                    --------------------------------------------
                    Total Portfolio operating expenses   1.50%
                    --------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $153
                             ---------------------
                             After 3 Years    $474
                             ---------------------
                             After 5 Years    $818
                             ---------------------
                             After 10 Years $1,791
                             ---------------------



                    AllianceBernstein VPS Global Bond Portfolio
                    Operating Expenses
                    -------------------------------------------
                    Management fees                       .45%
                    -------------------------------------------
                    Distribution (12b-1) fees             .25%
                    -------------------------------------------
                    Other expenses                        .60%
                    -------------------------------------------
                    Total Portfolio operating expenses   1.30%
                    -------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $132
                             ---------------------
                             After 3 Years    $412
                             ---------------------
                             After 5 Years    $713
                             ---------------------
                             After 10 Years $1,568
                             ---------------------



                    AllianceBernstein VPS Americas Government
                    Income Portfolio
                    Operating Expenses
                    -----------------------------------------
                    Management fees                      .50%
                    -----------------------------------------
                    Distribution (12b-1) fees            .25%
                    -----------------------------------------
                    Other expenses                       .94%
                    -----------------------------------------
                    Total Portfolio operating expenses  1.69%
                    -----------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $172
                             ---------------------
                             After 3 Years    $533
                             ---------------------
                             After 5 Years    $918
                             ---------------------
                             After 10 Years $1,998
                             ---------------------



                    AllianceBernstein VPS Global Dollar Government
                    Portfolio
                    Operating Expenses
                    ----------------------------------------------
                    Management fees                        .50%
                    ----------------------------------------------
                    Distribution (12b-1) fees              .25%
                    ----------------------------------------------
                    Other expenses                        1.26%
                    ----------------------------------------------
                    Total Portfolio operating expenses    2.01%
                    ----------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $204
                             ---------------------
                             After 3 Years    $630
                             ---------------------
                             After 5 Years  $1,083
                             ---------------------
                             After 10 Years $2,338
                             ---------------------

                    AllianceBernstein VPS Utility Income Portfolio
                    Operating Expenses
                    ----------------------------------------------
                    Management fees                        .55%
                    ----------------------------------------------
                    Distribution (12b-1) fees              .25%
                    ----------------------------------------------
                    Other expenses                         .40%
                    ----------------------------------------------
                    Total Portfolio operating expenses    1.20%
                    ----------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $122
                             ---------------------
                             After 3 Years    $381
                             ---------------------
                             After 5 Years    $660
                             ---------------------
                             After 10 Years $1,455
                             ---------------------



                    AllianceBernstein VPS Growth Portfolio
                    Operating Expenses
                    ----------------------------------------
                    Management fees                     .75%
                    ----------------------------------------
                    Distribution (12b-1) fees           .25%
                    ----------------------------------------
                    Other expenses                      .15%
                    ----------------------------------------
                    Total Portfolio operating expenses 1.15%
                    ----------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $117
                             ---------------------
                             After 3 Years    $365
                             ---------------------
                             After 5 Years    $633
                             ---------------------
                             After 10 Years $1,398
                             ---------------------



                    AllianceBernstein VPS International Growth
                    Portfolio
                    Operating Expenses
                    ------------------------------------------
                    Management fees                      .75%
                    ------------------------------------------
                    Distribution (12b-1) fees            .25%
                    ------------------------------------------
                    Other expenses                       .48%
                    ------------------------------------------
                    Total Portfolio operating expenses  1.48%
                    ------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $151
                             ---------------------
                             After 3 Years    $468
                             ---------------------
                             After 5 Years    $808
                             ---------------------
                             After 10 Years $1,768
                             ---------------------



                    AllianceBernstein VPS Global Technology
                    Portfolio
                    Operating Expenses
                    ----------------------------------------
                    Management fees                     .75%
                    ----------------------------------------
                    Distribution (12b-1) fees           .25%
                    ----------------------------------------
                    Other expenses                      .18%
                    ----------------------------------------
                    Total Portfolio operating expenses 1.18%
                    ----------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $120
                             ---------------------
                             After 3 Years    $375
                             ---------------------
                             After 5 Years    $649
                             ---------------------
                             After 10 Years $1,432
                             ---------------------



                    AllianceBernstein VPS Small Cap Growth
                    Portfolio
                    Operating Expenses
                    ----------------------------------------
                    Management fees                     .75%
                    ----------------------------------------
                    Distribution (12b-1) fees           .25%
                    ----------------------------------------
                    Other expenses                      .41%
                    ----------------------------------------
                    Total Portfolio operating expenses 1.41%
                    ----------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $144
                             ---------------------
                             After 3 Years    $446
                             ---------------------
                             After 5 Years    $771
                             ---------------------
                             After 10 Years $1,691
                             ---------------------



                    AllianceBernstein VPS Real Estate Investment
                    Portfolio
                    Operating Expenses
                    --------------------------------------------
                    Management fees                       .55%
                    --------------------------------------------
                    Distribution (12b-1) fees             .25%
                    --------------------------------------------
                    Other expenses                        .28%
                    --------------------------------------------
                    Total Portfolio operating expenses   1.08%
                    --------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year     $110
                             ---------------------
                             After 3 Years    $343
                             ---------------------
                             After 5 Years    $595
                             ---------------------
                             After 10 Years $1,317
                             ---------------------

                  AllianceBernstein VPS International Value
                  Portfolio
                  Operating Expenses
                  --------------------------------------------
                  Management fees                         .75%
                  --------------------------------------------
                  Distribution (12b-1) fees               .25%
                  --------------------------------------------
                  Other expenses                          .10%
                  --------------------------------------------
                  Total Portfolio operating expenses (a) 1.10%
                  --------------------------------------------


                             Examples
                             ---------------------
                             After 1 Year     $112
                             ---------------------
                             After 3 Years    $350
                             ---------------------
                             After 5 Years    $606
                             ---------------------
                             After 10 Years $1,340
                             ---------------------


                    AllianceBernstein VPS Small/Mid Cap Value
                    Portfolio
                    Operating Expenses
                    -----------------------------------------
                    Management fees                      .75%
                    -----------------------------------------
                    Distribution (12b-1) fees            .25%
                    -----------------------------------------
                    Other expenses                       .11%
                    -----------------------------------------
                    Total Portfolio operating expenses  1.11%
                    -----------------------------------------


                             Examples
                             ---------------------
                             After 1 Year     $113
                             ---------------------
                             After 3 Years    $353
                             ---------------------
                             After 5 Years    $612
                             ---------------------
                             After 10 Years $1,352
                             ---------------------


                  AllianceBernstein VPS Value Portfolio
                  Operating Expenses
                  -------------------------------------------
                  Management fees                        .55%
                  -------------------------------------------
                  Distribution (12b-1) fees              .25%
                  -------------------------------------------
                  Other expenses                         .14%
                  -------------------------------------------
                  Total Portfolio operating expenses (a) .94%
                  -------------------------------------------



                             Examples
                             ---------------------
                             After 1 Year      $96
                             ---------------------
                             After 3 Years    $300
                             ---------------------
                             After 5 Years    $520
                             ---------------------
                             After 10 Years $1,155
                             ---------------------



                AllianceBernstein VPS U.S. Large Cap Blended
                Style Portfolio
                Operating Expenses
                -----------------------------------------------
                Management fees                            .65%
                -----------------------------------------------
                Distribution (12b-1) fees                  .25%
                -----------------------------------------------
                Other expenses                            1.63%
                -----------------------------------------------
                Total Portfolio operating expenses        2.53%
                -----------------------------------------------
                Waiver and/or expense reimbursement (b) (1.08)%
                -----------------------------------------------
                Net expenses                              1.45%
                -----------------------------------------------



                           Examples
                           -------------------------
                           After 1 Year         $148
                           -------------------------
                           After 3 Years (c)    $685
                           -------------------------
                           After 5 Years (c)  $1,248
                           -------------------------
                           After 10 Years (c) $2,784
                           -------------------------



                AllianceBernstein VPS Wealth Appreciation
                Strategy Portfolio
                Operating Expenses
                -----------------------------------------------
                Management fees                            .65%
                -----------------------------------------------
                Distribution (12b-1) fees                  .25%
                -----------------------------------------------
                Other expenses                            1.35%
                -----------------------------------------------
                Total Portfolio operating expenses        2.25%
                -----------------------------------------------
                Waiver and/or expense reimbursement (b) (1.10)%
                -----------------------------------------------
                Net expenses                              1.15%
                -----------------------------------------------



                           Examples
                           -------------------------
                           After 1 Year         $117
                           -------------------------
                           After 3 Years (c)    $597
                           -------------------------
                           After 5 Years (c)  $1,105
                           -------------------------
                           After 10 Years (c) $2,499
                           -------------------------



                 AllianceBernstein VPS Balanced Wealth Strategy
                 Portfolio
                 Operating Expenses
                 ----------------------------------------------
                 Management fees                           .55%
                 ----------------------------------------------
                 Distribution (12b-1) fees                 .25%
                 ----------------------------------------------
                 Other expenses                            .51%
                 ----------------------------------------------
                 Total Portfolio operating expenses       1.31%
                 ----------------------------------------------
                 Waiver and/or expense reimbursement (b) (.31)%
                 ----------------------------------------------
                 Net expenses                             1.00%
                 ----------------------------------------------



                           Examples
                           -------------------------
                           After 1 Year         $102
                           -------------------------
                           After 3 Years (c)    $385
                           -------------------------
                           After 5 Years (c)    $688
                           -------------------------
                           After 10 Years (c) $1,552
                           -------------------------



                AllianceBernstein VPS Global Research Growth
                Portfolio
                Operating Expenses
                -----------------------------------------------
                Management fees                            .75%
                -----------------------------------------------
                Distribution (12b-1) fees                  .25%
                -----------------------------------------------
                Other expenses                            3.78%
                -----------------------------------------------
                Total Portfolio operating expenses        4.78%
                -----------------------------------------------
                Waiver and/or expense reimbursement (b) (3.33)%
                -----------------------------------------------
                Net expenses                              1.45%
                -----------------------------------------------



                           Examples
                           -------------------------
                           After 1 Year         $148
                           -------------------------
                           After 3 Years (c)  $1,140
                           -------------------------
                           After 5 Years (c)  $2,136
                           -------------------------
                           After 10 Years (c) $4,647
                           -------------------------



(a)Total Portfolio operating expenses for the fiscal year ended December 31, 2006 do not reflect the voluntary waiver of certain administrative expenses by the Portfolio's principal underwriter, AllianceBernstein Investments, Inc.
(b)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.
   This waiver extends through the current fiscal year for each of the AllianceBernstein U.S. Large Cap Blended Style Portfolio and the AllianceBernstein Global Research Growth Portfolio and May 1, 2008 for each of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio and may be extended by the Adviser for additional one-year terms.

(c)The example assumes that the Adviser's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.

Investing in the Portfolios

How to Buy and Sell Shares
The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Distribution Arrangements
The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including the Portfolios.

Insurers or your financial intermediary receive compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


- Rule 12b-1 fees;

- defrayal of costs for educational seminars and training;
- additional distribution support; and
- payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2007, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $450,000. In 2006, ABI paid additional payments of approximately $325,000 for the Portfolios.


If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Portfolios, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.


As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AIG SunAmerica
  Ameriprise Financial
  Genworth Financial
  ING Reliastar Life
  ING USA Annuity and Life Insurance Co.
  Lincoln Financial Distributors
  Merrill Lynch
  Prudential Financial
  RiverSource Distributors, Inc.
  Transamerica Capital, Inc.


Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Frequent Purchases and Redemptions of Portfolio Shares
The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio's performance.


Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.


Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If a Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). A Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to

  Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

How the Portfolios Value their Shares

Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV (except for the AllianceBernstein Money Market Portfolio), a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern Time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.


The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that


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occur after the close of foreign securities markets. To account for this, the
Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board of Directors has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

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More Information About the Portfolios and their Investments

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:


  --Forward Currency Exchange Contracts. A Portfolio may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same
   (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments include the following:

  --Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of for- eign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

  --Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only "covered" options, which means writing an option for

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   securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolios' investments in swap transactions include the following:


  --Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

  --Swaptions, Caps, and Floors. An option on a swap agree- ment, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.



   Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

  --Credit Default Swap Agreement. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buy- er, resulting in a loss of value to the Portfolio.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.


..  Other Derivative Investments

  --Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give

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   holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.


   The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


   The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

  --Eurodollar Instruments. Eurodollar instruments are essentially
    U.S. Dollar-denominated futures contracts or options that are linked to London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.


  --Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, or securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.


Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible

                                                                             55

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security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


The Portfolios may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current SEC Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Indexed Commercial Paper
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.


Inflation Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward,


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



and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


Investment in Other Investment Companies

The Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Loan Participations
The Portfolios may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Mortgage-Backed Securities and Associated Risks
Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The AllianceBernstein Real Estate Investment Portfolio may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. The AllianceBernstein Real Estate Investment Portfolio will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.


                                                                             57

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A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the AllianceBernstein Real Estate Investment Portfolio does not intend to invest in residual interests.

Other Asset-Backed Securities
The Portfolios may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.


Additional Risk Considerations for Real Estate Investments

Although the AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.



REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.


Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utility Industry
A Portfolio's principal risks may include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on a Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual Portfolios to economic, political or regulatory occurrences affecting the utilities industry.

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



Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.


Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Portfolios may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

                                                                             59

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Structured Securities

The Portfolios may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-backed and other asset-backed securities. The Portfolios' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


Variable, Floating and Inverse Floating Rate Instruments
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


Non-U.S. (Foreign) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio

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could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.



Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


                Algeria            Hungary     Qatar
                Argentina          India       Romania
                Belize             Indonesia   Russia
                Brazil             Israel      Singapore
                Bulgaria           Jamaica     Slovakia
                Chile              Jordan      Slovenia
                China              Kazakhstan  South Africa
                Colombia           Lebanon     South Korea
                Costa Rica         Malaysia    Taiwan
                Cote D'Ivoire      Mexico      Thailand
                Croatia            Morocco     Trinidad & Tobago
                Czech Republic     Nigeria     Tunisia
                Dominican Republic Pakistan    Turkey
                Ecuador            Panama      Ukraine
                Egypt              Peru        Uruguay
                El Salvador        Philippines Venezuela
                Guatemala          Poland
                Hong Kong



Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.


Non-U.S. (Foreign) Currencies

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities
The value of each Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.


Borrowings and Leverage

Certain of the Portfolios may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it

                                                                             61

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could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage could adversely affect a Portfolios' shareholders, as noted above, or in anticipation of such changes, each Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

Sovereign Debt Obligations
No established secondary markets may exist for many of the sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, a Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Investments in sovereign debt obligations may include those that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Portfolios' investment objectives. A Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.




Investment in Smaller, Less-Seasoned Companies
A Portfolio may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.


Future Developments
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Changes in Investment Objectives and Policies
The Portfolio's Board of Directors may change a Portfolio's investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days' prior written

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notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.



Portfolio Turnover

The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases transaction and other expenses, which must be borne by the Portfolio and its shareholders.


Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings

A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

Management of the Portfolios

Investment Adviser

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2006, totaling approximately $717 billion (of which approximately $88 billion represented assets of investment companies). As of December 31, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 47 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 124 separate investment portfolios, currently have approximately 3.8 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2006, the Portfolios paid the Adviser as a percentage of average daily net assets:



                                                        Fee as a percentage of
Portfolio                                              average daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                         .45%
AllianceBernstein Large Cap Growth Portfolio                     .75%
AllianceBernstein Growth and Income Portfolio                    .55%
AllianceBernstein U.S. Government/High Grade
 Securities Portfolio                                            .45%
AllianceBernstein High Yield Portfolio                           .50%
AllianceBernstein Balanced Shares Portfolio                      .55%
AllianceBernstein International Research Growth
 Portfolio                                                       .75%
AllianceBernstein Global Bond Portfolio                          .45%
AllianceBernstein Americas Government Income
 Portfolio                                                       .50%
AllianceBernstein Global Dollar Government Portfolio             .50%
AllianceBernstein Utility Income Portfolio                       .55%
AllianceBernstein Growth Portfolio                               .75%
AllianceBernstein International Growth Portfolio                 .75%
AllianceBernstein Global Technology Portfolio                    .75%
AllianceBernstein Small Cap Growth Portfolio                     .75%
AllianceBernstein Real Estate Investment Portfolio               .55%
AllianceBernstein International Value Portfolio                  .75%
AllianceBernstein Small/Mid Cap Value Portfolio                  .75%
AllianceBernstein Value Portfolio                                .55%
AllianceBernstein U.S. Large Cap Blended Style
 Portfolio (a)                                                   .10%
AllianceBernstein Wealth Appreciation Strategy
 Portfolio (b)                                                   .10%
AllianceBernstein Balanced Wealth Strategy Portfolio             .55%
AllianceBernstein Global Research Growth Portfolio (c)             0%



(a)Fees are stated net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2006. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of average daily net assets would have been .65%.

(b)Fees are stated net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2006. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of daily net assets would have been .65%.

(c)Fees are stated net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2006. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of daily net assets would have been .75%.


A discussion regarding the basis for the Board of Directors' approval of each Portfolio's investment advisory agreement is available in a Portfolio's annual report to shareholders for the fiscal year ended indicated above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Portfolio Managers

The management of and investment decisions for the AllianceBernstein Growth and Income Portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since prior to 2002). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002.

The management of and investment decisions for the AllianceBernstein Balanced Shares Portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While the members of the Balanced Shares Investment Team work jointly to determine the Portfolio's investment strategy, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Portfolio's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Portfolio's investments since prior to 2002. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Portfolio's investments since prior to 2002.

The U.S. Core Investment Grade: Core Fixed-Income Investment Team is responsible for day-to-day management of the debt component of the Portfolio's portfolio. The following table lists the persons within the U.S. Core Investment Grade: Core Fixed-Income Investment Team with the most significant responsibility for the day-to-day management of the debt component of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio's debt component, and each person's principal occupation during the past five years:



                                                 Principal Occupation(s) During
Employee; Year; Title                               the Past Five (5) Years
-------------------------------------------------------------------------------------
Alison M. Martier; since April 2007;       Senior Vice President of the Adviser,
Senior Vice President of the               with which she has been associated
Adviser and Director of U.S. Core Fixed    in a substantially similar capacity to her
Income                                     current position since prior to 2002,
                                           and Director of U.S. Core Fixed Income.

Greg J. Wilensky; since April 2007; Senior Senior Vice President of the Adviser,
Vice President of the Adviser and Director with which he has been associated in a
of Stable Value Investments                substantially similar capacity to his
                                           current position since prior to 2002,
                                           and Director of Stable Value
                                           Investments.

Shawn E. Keegan; since April 2007; Vice    Vice President of the Adviser, with
President of the Adviser                   which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.

Joran Laird; since April 2007; Vice        Vice President of the Adviser, with
President of the Adviser                   which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.




The day-to-day management of and investment decisions for the AllianceBernstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Portfolio Manager. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2002. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition,
Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Portfolio are made by the Adviser's U.S. Growth Team. The U.S. Growth Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Growth Team with the responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                Principal Occupation During
Employee; Year; Title                             the Past Five (5) Years
---------------------------------------------------------------------------------
Alan E. Levi; since 2000; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Levi is the team leader of the U.S.
                                          Disciplined Growth and U.S. Growth
                                          Team since 2002 and was formerly
                                          head of growth research at the Adviser.

Jack E. Plym; since 2006; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Plym is a member of the U.S.
                                          Disciplined Growth and U.S. Growth
                                          teams.

William D. Baird; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Baird is a member of the U.S.
                                          Disciplined Growth and U.S. Growth
                                          teams.

Robert H. Ginsberg; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Ginsberg is a member of the U.S.
                                          Disciplined Growth and U.S. Growth
                                          teams.



The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Portfolio are made by Ms. Janet Walsh, Senior Vice President of the Adviser. Ms. Walsh has been responsible for the Portfolio's investments since 2003, and has been with the firm since prior to 2002. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Global Research Growth Portfolio are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

The Adviser's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                 Principal Occupation During the
Employee; Year; Title                                  Past Five (5) Years
------------------------------------------------------------------------------------
Norman M. Fidel; since inception; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Eric Hewitt; since April 2007;               Vice President of the Adviser, with
Vice President of the Adviser                which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Thomas A. Schmitt; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Jane E. Schneirov; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which she has been associated in
                                             a substantially similar capacity to her
                                             current position since prior to 2002.

Francis X. Suozzo; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Paul Vogel; since April 2007;                Senior Vice President of the Adviser,
Senior Vice President of the Adviser         with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Janet A. Walsh; since inception; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                     with which she has been associated in
                                             a substantially similar capacity to her
                                             current position since prior to 2002.



The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio's portfolio.


The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


Employee; Year; Title;                       Principal Occupation During the
Underlying Investment Team                         Past Five (5) Years
---------------------------------------------------------------------------------
Michael Levy; since 2003; Senior Vice    Senior Vice President of ABL, with
President of AllianceBernstein Limited   which he has been associated in a
("ABL"); Global Emerging Growth          substantially similar capacity to his
Investment Team                          current position since prior to 2002.

Christopher M. Toub; since May 2005;     Executive Vice President of the Adviser,
Executive Vice President of the Adviser; with which he has been associated in a
Global/International Large Cap Growth    substantially similar capacity to his
Investment Team                          current position since prior to 2002.


Employee; Year; Title;                        Principal Occupation During the
Underlying Investment Team                          Past Five (5) Years
---------------------------------------------------------------------------------
Gregory Eckersley; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser; Global/          with which he has been associated in a
International Large Cap Growth Investment  substantially similar capacity to his
Teams                                      current position since prior to 2002.

Robert W. Scheetz; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser; International    with which he has been associated in a
Large Cap Growth Investment Team           substantially similar capacity to his
                                           current position since prior to 2002.



The day-to-day management of and investment decisions for the AllianceBernstein International Research Growth Portfolio are made by the Adviser's International Research Growth senior sector analysts, with oversight by the Adviser's International Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst for that sector. The senior sector analysts rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad.

The Adviser's International Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth senior sector analysts, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.

The following table lists the senior sector analysts with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                              Principal Occupation During the
Employee; Year; Title                               Past Five (5) Years
----------------------------------------------------------------------------------
Hiromitsu Agata; since 2005; Senior Vice  Senior Vice President of
President of AllianceBernstein Japan Ltd. AllianceBernstein Japan Ltd., with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.

Isabel Buccellati; since 2005;            Vice President of ABL, with which she
Vice President of ABL                     has been associated in a substantially
                                          similar capacity to her current position
                                          since prior to 2002.

William Johnston; since 2005;             Senior Vice President of ABL, with
Senior Vice President of ABL              which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.

Michele Patri; since 2005;                Vice President of ABL, with which he
Vice President of ABL                     has been associated in a substantially
                                          similar capacity to his current position
                                          since prior to 2002.

Thomas A. Schmitt; since 2005;            Senior Vice President of the Adviser,
Senior Vice President of the Adviser      with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.

Valli Srikanthapalan; since 2005;         Senior Vice President of ABL, with
Senior Vice President of ABL              which she has been associated in a
                                          substantially similar capacity to her
                                          current position since prior to 2002.

                                 Principal Occupation During the
Employee; Year; Title                  Past Five (5) Years
-------------------------------------------------------------------

Atsushi Yamamoto; since 2005; Senior Vice President of
Senior Vice President of      AllianceBernstein Japan Ltd., with
AllianceBernstein Japan Ltd.  which he has been associated in a substantially similar capacity to his
                              current position since prior to 2002.


The management of and investment decisions for each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.


The following table lists the Investment Policy Groups or Investment Teams, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



            Portfolio and                                                           Principal Occupation During
          Responsible Group                     Employee; Year; Title                 the Past Five (5) Years
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market          Raymond J. Papera; since 1997; Senior  Senior Vice President of the Adviser,
 Portfolio                              Vice President of the Adviser          with which he has been associated
                                                                               since prior to 2002.
 Money Market Investment Team

                                        Maria R. Cona; since 2005; Vice        Vice President of the Adviser, with
                                        President of the Adviser               which she has been associated since
                                                                               prior to 2002.

                                        Jason Moshos; since 2005; Vice         Vice President of the Adviser, with
                                        President of the Adviser               which he has been associated since
                                                                               prior to 2002.

AllianceBernstein U.S                   Alison Martier; since 2005; Senior     Senior Vice President of the Adviser,
 Government/High Grade                  Vice President of the Adviser and      with which she has been associated
 Securities Portfolio                   Director of U.S. Core Fixed Income     since prior to 2002, and Director of
                                                                               U.S. Core Fixed Income.
 U.S. Investment
   Grade Fixed Income Team              Greg J. Wilensky; since 2005; Senior   Senior Vice President of the Adviser,
                                        Vice President of the Adviser and      with which he has been associated
                                        Director of Stable Value Investments   since prior to 2002, and Director of
                                                                               Stable Value Investments.

AllianceBernstein High Yield Portfolio  Douglas J. Peebles; since 2006;        Executive Vice President of the
                                        Executive Vice President of the        Adviser, with which he has been
 Global Credit Team                     Adviser, Chief Investment Officer and  associated since prior to 2002, and
                                        Co-Head of Fixed Income                Chief Investment Officer and Co-Head
                                                                               of Fixed Income.

                                        Andrew M. Aran; since 2006; Senior     Senior Vice President of the Adviser,
                                        Vice President of the Adviser and      with which he has been associated
                                        Director of Global Credit Strategies   since prior to 2002, and Director of
                                                                               Global Credit Strategies.



            Portfolio and                                                          Principal Occupation During
          Responsible Group                    Employee; Year; Title                 the Past Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       Joel J. McKoan; since 2006; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Global Credit              since 2003, and Director of the
                                                                              Global Credit Team. Prior to 2003, he
                                                                              was a Managing Director at UBS
                                                                              Warburg where he headed the North
                                                                              American Debt Syndicate Group, with
                                                                              responsibility for primary trading of
                                                                              corporate debt, emerging market debt
                                                                              and structured products, and was
                                                                              Global Co-Head of the CDO Group at
                                                                              UBS Warburg since prior to 2002.

                                       Gershon Distenfeld; since 2005; Vice   Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              prior to 2002.

AllianceBernstein Global Bond          Michael L. Mon; since 2005; Vice       Vice President of the Adviser, with
 Portfolio                             President of the Adviser               which he has been associated since
                                                                              prior to 2002.
 Global Fixed-Income Investment Team

                                       Douglas J. Peebles; since prior to     (see above)
                                       2002; (see above)

                                       Mathew S. Sheridan; since 2005; Vice   Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              prior to 2002.

AllianceBernstein Americas             Paul J. DeNoon; since 2002; Senior     Senior Vice President of the Adviser,
 Government Income Portfolio           Vice President of the Adviser and      with which he has been associated
                                       Director of Emerging Market Debt       since prior to 2002, and Director of
 Global Fixed-Income Investment Team                                          Emerging Market Debt.

                                       Fernando Grisales; since 2007;         Assistant Vice President of the
                                       Assistant Vice President of the        Adviser, with which he has been
                                       Adviser                                associated since prior to 2002.

                                       Michael L. Mon; since 2003; (see       (see above)
                                       above)

                                       Douglas J. Peebles; since 2003; (see   (see above)
                                       above)

                                       Scott DiMaggio; since 2005; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Canada Fixed Income        since prior to 2002, and Director of
                                                                              Canada Fixed Income.

                                       Matthew Sheridan; since 2007; (see     (see above)
                                       above)

AllianceBernstein Small Cap Growth     Bruce K. Aronow; since 2000; Senior    Senior Vice President of the Adviser,
 Portfolio                             Vice President of the Adviser and      with which he has been associated
                                       Small Cap Growth Team Leader           since prior to 2002, and Small Cap
 Small Cap Growth Investment Team                                             Growth Team Leader.

                                       N. Kumar Kirpalani; since 2005;        Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated
                                                                              since prior to 2002.

                                       Samantha S. Lau; since 2005; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which she has been associated
                                                                              since prior to 2002.


            Portfolio and                                                           Principal Occupation During
          Responsible Group                     Employee; Year; Title                 the Past Five (5) Years
---------------------------------------------------------------------------------------------------------------------
                                        Wen-Tse Tseng; since 2006; Vice        Vice President of the Adviser, with
                                        President of the Adviser               which he has been associated since
                                                                               March 2006. Prior thereto, he was the
                                                                               healthcare-sector portfolio manager
                                                                               for the small-cap growth team at
                                                                               William D. Witter from September 2003
                                                                               to February 2006. He also worked at
                                                                               Weiss, Peck & Greer, managing the
                                                                               healthcare-sector with the same team
                                                                               with which he worked at William D.
                                                                               Witter, from April 2002 to August
                                                                               2003. Prior thereto, he was a senior
                                                                               healthcare analyst at JP Morgan
                                                                               Fleming Asset Management since prior
                                                                               to 2002.

AllianceBernstein Real Estate           Joseph G. Paul; since 2004; Senior     Senior Vice President of the Adviser
 Investment Portfolio                   Vice President of the Adviser, Chief   since prior o 2002, Chief Investment
                                        Investment Officer of Small- and       Officer of Small- and
 REIT Investment                        Mid-Capitalization Value Equities,     Mid-Capitalization Value Equities
   Policy Group                         Co-Chief Investment Officer of Real    since July 2002, and Co-Chief
                                        Estate Equities                        Investment Officer of Real Estate
                                                                               Investments since July 2004. He
                                                                               served as Chief Investment Officer of
                                                                               Advanced Value at the Adviser since
                                                                               prior to 2002.

                                        Teresa Marziano; since 2004; Senior    Senior Vice President of the Adviser
                                        Vice President of the Adviser and      since prior to 2002 and Co-Chief
                                        Co-Chief Investment Officer of Real    Investment Officer of Real Estate
                                        Estate Investments                     Investments since July 2004.

AllianceBernstein International         Sharon E. Fay; since 2005; Executive   Executive Vice President of the
 Value Portfolio                        Vice President of the Adviser and      Adviser and Chief Investment Officer
                                        Chief Investment Officer of Global     of Global Value Equities and chair of
 Global Value Investment Policy Group   Value Equities                         the Global Value Investment Policy
                                                                               Group since June 2003. Since prior to
                                                                               2002 until 2006, she served as Chief
                                                                               Investment Officer of UK and European
                                                                               Value Equities at the Adviser and
                                                                               chaired the Global, European and UK
                                                                               Value Investment Policy Groups.

                                        Kevin F. Simms; since inception;       Senior Vice President of the Adviser
                                        Senior Vice President of the Adviser,  since prior to 2002 and Co-Chief
                                        Co-Chief Investment Officer of         Investment Officer of International
                                        International Value Equities, and      Value Equities at the Adviser since
                                        Director of Research for               2003. He is also Director of Research
                                        International Value and Global Value   for International Value and Global
                                        Equities                               Value Equities at the Adviser since
                                                                               prior to 2002.



            Portfolio and                                                            Principal Occupation During
          Responsible Group                      Employee; Year; Title                 the Past Five (5) Years
----------------------------------------------------------------------------------------------------------------------
                                         Henry S. D'Auria; since 2003; Senior   Senior Vice President of the Adviser
                                         Vice President of the Adviser, Chief   since prior to 2002, Chief Investment
                                         Investment Officer of Emerging         Officer of Emerging Markets Value
                                         Markets Value Equities, and Co-Chief   Equities since 2002, and Co-Chief
                                         Investment Officer of International    Investment Officer of International
                                         Value Equities                         Value Equities of the Adviser since
                                                                                June 2003.

                                         Eric J. Franco; since 2006; Senior     Senior Vice President of the Adviser,
                                         Vice President of the Adviser          with which he has been associated
                                                                                since prior to 2002.

AllianceBernstein Small/                 Joseph G. Paul; since 2002; (see       (see above)
  Mid Cap Value                          above)
  Portfolio

 Small/Mid Cap Value Investment          James W. MacGregor; since 2005;        Senior Vice President of the Adviser,
   Policy Group                          Senior Vice President of the Adviser   with which he has been associated
                                         and Director of Research--Small- and   since prior to 2002. He is also
                                         Mid-Cap Value Equities                 currently Director of
                                                                                Research--Small- and Mid-Cap Value
                                                                                Equities.

                                         Andrew J. Weiner; since 2005; Senior   Senior Vice President of the Adviser,
                                         Vice President of the Adviser and      with which he has been associated
                                         Senior Research Analyst                since prior to 2002. He is also a
                                                                                Senior Research Analyst.

AllianceBernstein Value                  Marilyn G. Fedak; since inception;     Executive Vice President of the
  Portfolio                              Executive Vice President of the        Adviser, with which she has been
                                         Adviser, Head of SCB Value Equities    associated since prior to 2002. She
 U.S. Value                              Business and Co-Chief Investment       is Head of SCB Value Equities
   Investment Policy Group               Officer of U.S. Value Equities         Business and Co-Chief Investment
                                                                                Officer of U.S. Value Equities.

                                         John Mahedy; since 2005; Senior Vice   Senior Vice President of the Adviser,
                                         President of the Adviser, Co-Chief     with which he has been associated
                                         Investment Officer of U.S. Value       since prior to 2002, Co-Chief
                                         Equities, and Director of              Investment Officer of U.S. Value
                                         Research--U.S. Value Equities          Equities since 2003, and Director of
                                                                                Research--U.S. Value Equities since
                                                                                2002.

                                         Christopher W. Marx; since 2005;       Senior Vice President of the Adviser,
                                         Senior Vice President of the Adviser   with which he has been associated
                                                                                since prior to 2002.

                                         John D. Phillips; since 2005; Senior   Senior Vice President of the Adviser,
                                         Vice President of the Adviser          with which he has been associated
                                                                                since prior to 2002.

 AllianceBernstein                       James G. Reilly; since 2006;           Executive Vice President of the
   Large Cap Growth Portfolio            Executive Vice President of the        Adviser, with which he has been
                                         Adviser                                associated since prior to 2002. Mr.
 U.S. Large Cap                                                                 Reilly has been a member of the U.S.
   Growth Investment Team                                                       Large Cap Growth Investment Team
                                                                                since 1988.

                                         David P. Handke, Jr.; since 2006;      Senior Vice President of the Adviser,
                                         Senior Vice President of the Adviser   with which he has been associated
                                                                                since prior to 2002. Mr. Handke has
                                                                                been a member of the U.S. Large Cap
                                                                                Growth Investment Team since 1984.

            Portfolio and                                                           Principal Occupation During
          Responsible Group                     Employee; Year; Title                 the Past Five (5) Years
---------------------------------------------------------------------------------------------------------------------
                                        (Scott) Patrick Wallace; since 2006;   Senior Vice President of the Adviser,
                                        Senior Vice President of the Adviser   with which he has been associated
                                                                               since prior to 2002. Mr. Wallace has
                                                                               been a member of the U.S. Large Cap
                                                                               Growth Investment Team since 2001.

                                        Michael J. Reilly; since 2006; Senior  Senior Vice President of the Adviser,
                                        Vice President of the Adviser          with which he has been associated
                                                                               since prior to 2002. Mr. Reilly has
                                                                               been a member of the U.S. Large Cap
                                                                               Growth Investment Team since 1992.

                                        Syed J. Hasnain; since 2006; Senior    Senior Vice President of the Adviser,
                                        Vice President of the Adviser          with which he has been associated
                                                                               since prior to 2002. Mr. Hasnain has
                                                                               been a member of the U.S. Large Cap
                                                                               Growth Investment Team since 1994.

 AllianceBernstein                      Paul J. DeNoon; since August           (see above)
   Global Dollar                        2002; (see above)
   Government
   Portfolio

 Global Fixed Income:                   Fernando Grisales; since January       (see above)
   Emerging Markets                     2005; (see above)
   Investment Team

                                        Michael L. Mon; since July 1999; (see  (see above)
                                        above)

                                        Douglas J. Peebles; since              (see above)
                                        inception; (see above)

                                        Matthew S. Sheridan; since October     (see above)
                                        2005; (see above)

 AllianceBernstein U.S.                 Thomas J. Fontaine; since inception;   Senior Vice President of the Adviser,
   Large Cap Blended                    Senior Vice President of the Adviser   with which he has been associated in
   Style Portfolio/                                                            a substantially similar capacity to
 AllianceBernstein                                                             his current position since prior to
   Wealth Appreciation                                                         2002.
   Strategy Portfolio/
 AllianceBernstein                      Mark A. Hamilton; since 2006; Senior   Senior Vice President of the Adviser,
   Balanced Wealth                      Vice President of the Adviser          with which he has been associated in
   Strategy Portfolio                                                          a substantially similar capacity to
                                                                               his current position since prior to
 Blend Investment                                                              2002.
   Policy Team


                                        Joshua Lisser; since inception;        Senior Vice President of the Adviser,
                                        Senior Vice President of the Adviser   with which he has been associated in
                                        and Chief Investment Officer of        a substantially similar capacity to
                                        Structured Equities                    his current position since prior to
                                                                               2002, Chief Investment Officer of
                                                                               Structured Equities, and member of
                                                                               the Blend Strategies team.



            Portfolio and                                                          Principal Occupation During
          Responsible Group                    Employee; Year; Title                 the Past Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       Seth J. Masters; since inception;      Executive Vice President of the
                                       Executive Vice President of the        Adviser, with which he has been
                                       Adviser and Chief Investment Officer   associated in a substantially similar
                                       of Blend Strategies                    capacity to his current position
                                                                              since prior to 2002, and Chief
                                                                              Investment Officer of Blend
                                                                              Strategies.

                                       Christopher H. Nikolich; since         Senior Vice President of the Adviser,
                                       inception; Senior Vice President of    with which he has been associated in
                                       the Adviser                            a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2002.


Additional information about the Portfolio Managers may be found in the Fund's SAI.

Performance of Equity Investment Teams

Although the AllianceBernstein Wealth Appreciation Strategy Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the AllianceBernstein Wealth Appreciation Strategy Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AllianceBernstein Wealth Appreciation Strategy Portfolio they manage. The Equity Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the AllianceBernstein Wealth Appreciation Strategy Portfolio, as a registered investment company, is subject and which, if applicable to the Equity Historical Accounts, may have adversely affected the performance of the Equity Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity Historical Accounts managed by investment teams that manage the AllianceBernstein Wealth Appreciation Strategy Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity Historical Accounts through June 30, 2006. The aggregate assets for the Equity Historical Accounts managed by each investment team as of June 30, 2006 are also shown. Each of an investment team's Equity Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Equity Historical Accounts, calculated on a monthly basis. The data has not been adjusted to re-flect any fees that will be payable by the AllianceBernstein Wealth Appreciation Strategy Portfolio, which may be higher than the fees imposed on the Equity Historical Accounts, and will reduce the returns of the AllianceBernstein Wealth Appreciation Strategy Portfolio. Expenses associated with the distribution of Class B shares of the AllianceBernstein Wealth Appreciation Strategy Portfolio in accordance with the plan adopted by the Directors of the AllianceBernstein Wealth Appreciation Strategy Portfolio under Commission Rule 12b-1 are also excluded. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AllianceBernstein Wealth Appreciation Strategy Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.


The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of May 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth including forward looking variables. Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.


The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.

If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein Wealth Appreciation Strategy Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein Wealth Appreciation Strategy Portfolio's shareholders of sales charges and income taxes.


The following performance data is provided solely to illustrate each investment team's performance in managing the Equity Historical Accounts as measured against certain broad based market indices. The performance of the AllianceBernstein Wealth Appreciation Strategy Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio's assets and by the Adviser's allocation of the AllianceBernstein Wealth Appreciation Strategy Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AllianceBernstein Wealth Appreciation Strategy Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the AllianceBernstein Wealth Appreciation Strategy Portfolio's portfolio to relatively poorly performing investment teams, the performance of the AllianceBernstein Wealth Appreciation Strategy Portfolio would suffer. Investors should not rely on the performance data of the Equity Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the AllianceBernstein Wealth Appreciation Strategy Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.

Equity Historical Accounts
--------------------------------------------------------------------------------


Net of fees performance
For periods ended December 31, 2006, with their Aggregate Assets as of December 31, 2006



Investment Teams &                Assets                                       Since   Inception
Benchmarks                     (in millions) 1 Year 3 Years 5 Years 10 Years Inception   Dates
-------------------------------------------------------------------------------------------------
US Large Cap Growth              $21,401.9    1.07%  7.99%   1.85%   7.37%    14.58%*  12/31/1977
Russell 1000 Growth                           9.07%  6.87%   2.69%   5.44%       N/A
-------------------------------------------------------------------------------------------------
US Large Cap Value               $24,167.6   22.11% 14.17%  11.20%     N/A     9.64%    3/31/1999
Russell 1000 Value                           22.25% 15.09%  10.86%     N/A     7.81%
-------------------------------------------------------------------------------------------------
International Large Cap Growth    $4,421.0   18.22% 17.03%  12.79%   7.70%     8.31%   12/31/1990
MSCI EAFE Growth                             22.33% 17.18%  12.27%   5.07%     5.77%
-------------------------------------------------------------------------------------------------
International Large Cap Value     $6,183.7   35.74% 25.83%  22.72%     N/A    19.49%    3/31/2001
MSCI EAFE Value                              30.38% 22.64%  17.65%     N/A    13.42%
-------------------------------------------------------------------------------------------------
Global Real Estate                $1,002.3   43.49% 30.38%     N/A     N/A    32.23%    9/30/2003
FTSE EPRA/NAREIT Index                       35.06% 25.85%     N/A     N/A    33.13%
-------------------------------------------------------------------------------------------------



* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/06 were 14.63% and 14.59%, respectively.


Performance of Equity and Fixed-Income Investment Teams
Although the AllianceBernstein Balanced Wealth Strategy Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the AllianceBernstein Balanced Wealth Strategy Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AllianceBernstein Balanced Wealth Strategy Portfolio they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the AllianceBernstein Balanced Wealth Strategy Portfolio, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the AllianceBernstein Balanced Wealth Strategy Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity and Fixed-Income Historical Accounts through June 30, 2006. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of June 30, 2006 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AllianceBernstein Balanced Wealth Strategy Portfolio, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the AllianceBernstein Balanced Wealth Strategy Portfolio. Expenses associated with the distribution of Class B shares of the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the plan adopted by the Directors of the AllianceBernstein Balanced Wealth Strategy Portfolio under SEC Rule 12b-1 are also excluded. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AllianceBernstein Balanced Wealth Strategy Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap

Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.


The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of May 2006 the MSCI, EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth including forward looking variables. Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.


The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the
Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year.

The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein Balanced Wealth Strategy Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein Balanced Wealth Strategy Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein Balanced Wealth Strategy Portfolio's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad based market indices. The performance of the AllianceBernstein Balanced Wealth Strategy Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein Balanced Wealth Strategy Portfolio's assets and by the Adviser's allocation of the AllianceBernstein Balanced Wealth Strategy Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AllianceBernstein Balanced Wealth Strategy Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the AllianceBernstein Balanced Wealth Strategy Portfolio's portfolio to relatively poorly performing investment teams, the performance of the AllianceBernstein Balanced Wealth Strategy Portfolio would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein Balanced Wealth Strategy Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the AllianceBernstein Balanced Wealth Strategy Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.

Equity and Fixed Income Historical Accounts
--------------------------------------------------------------------------------


Net of fees performance
For periods ended December 31, 2006, with their Aggregate Assets as of December 31, 2006



Investment Teams and              Assets                                       Since   Inception
Benchmarks                     (in millions) 1 Year 3 Years 5 Years 10 Years Inception   Dates
-------------------------------------------------------------------------------------------------
Equity
-------------------------------------------------------------------------------------------------
US Large Cap Growth              $21,401.9    1.07%  7.99%   1.85%   7.33%    14.58%*  12/31/1977
Russell 1000 Growth                           9.07%  6.87%   2.69%   5.44%       N/A
-------------------------------------------------------------------------------------------------
US Large Cap Value               $24,167.6   22.11% 14.17%  11.20%     N/A     9.64%    3/31/1999
Russell 1000 Value                           22.25% 15.09%  10.86%     N/A     7.81%
-------------------------------------------------------------------------------------------------
International Large Cap Growth    $4,421.0   18.22% 17.03%  12.79%   7.70%     8.31%   12/31/1990
MSCI EAFE Growth                             22.33% 17.18%  12.27%   5.07%     5.77%
-------------------------------------------------------------------------------------------------
International Large Cap Value     $6,183.7   35.74% 25.83%  22.72%     N/A    19.49%    3/31/2001
MSCI EAFE Value                              30.38% 22.64%  17.65%     N/A    13.42%
-------------------------------------------------------------------------------------------------
Global Real Estate                $1,002.3   43.49% 30.38%     N/A     N/A    32.23%    9/30/2003
FTSE EPRA/NAREIT Index                       35.06% 25.85%     N/A     N/A    33.13%
-------------------------------------------------------------------------------------------------
Fixed Income
-------------------------------------------------------------------------------------------------
Intermediate Duration Bonds       $1,000.5    4.63%  3.77%   4.78%   5.96%     7.08%   12/31/1986
Lehman Aggregate Bond                         4.33%  3.70%   5.06%   6.24%     7.35%
-------------------------------------------------------------------------------------------------



* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/06 were 14.63% and 14.59%, respectively.


Performance of a Similarly Managed Portfolio to the AllianceBernstein Global Research Growth Portfolio
In addition to its support in managing the AllianceBernstein Global Research Growth Portfolio's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Portfolio. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Portfolio. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Portfolio by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.


Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2006, the assets in the Historical Portfolio totaled approximately $14,810.6 billion.


The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth Portfolio, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Investment Performance--Historical Portfolio*


                                                             MSCI
                                   Historical Portfolio   World Index
                                      Total Return**    Total Return***
         --------------------------------------------------------------
         Year Ended December 31:
         2006                              15.51%            20.07%
         2005                              16.81%             9.49%
         2004                              13.64%            14.72%
         2003                              34.26%            33.11%
         2002                             (18.69)%          (19.89)%
         2001                             (14.44)%          (16.82)%
         2000                              (0.12)%          (13.18)%
         1999                              44.57%            24.93%
         1998                              26.15%            24.34%
         1997                               8.67%            15.76%
         1996                              14.43%            13.48%
         1995                              42.85%            20.72%
         1994                               5.43%             5.08%
         1993                              19.47%            22.50%
         1992                               9.34%            (5.23)%
         Cumulative total return
          for the period
          December 31, 1991
          (inception of the
          Historical Portfolio) to
          December 31, 2006               538.17%           249.02%


* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** Not of all fees charged on the Class AX shares.


***Since Inception cumulative Index returns are from December 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2006, and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

Legal Proceedings
As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

..  The Adviser agreed to establish a $250 million fund (the "Reimbursement
   Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

.. The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the AllianceBernstein Variable Products Series Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Sections 206 and 215 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to that Portfolio. This may require a Portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolio. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

Dividends, Distributions and Taxes


The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern Time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.


The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

Glossary of Investment Terms

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.



Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.


Mortgage-backed securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.


Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.


U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

Financial Highlights


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

AllianceBernstein Money Market Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005       2004         2003      2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00     $  1.00  $  1.00       $  1.00    $  1.00
                                                                       -------     -------  -------       -------    -------
Income From Investment Operations
Net investment income                                                      .04         .02      -0-(a)(b)     -0-(b)     .01
                                                                       -------     -------  -------       -------    -------
Less: Dividends
Dividends from net investment income                                      (.04)       (.02)     -0-(b)        -0-(b)    (.01)
                                                                       -------     -------  -------       -------    -------
Net asset value, end of period                                         $  1.00     $  1.00  $  1.00       $  1.00    $  1.00
                                                                       =======     =======  =======       =======    =======
Total Return
Total investment return based on net asset value(c)                       3.96%       2.10%     .46%          .28%       .85%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $24,537     $25,778  $28,287       $47,946    $52,316
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.19%(d)    1.19%     .94%          .91%       .93%
Expenses, before waivers and reimbursements                               1.19%(d)    1.19%     .98%          .91%       .93%
Net investment income                                                     3.89%(d)    2.06%     .41%(a)       .29%       .85%
-----------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Large Cap Growth Portfolio

--------------------------------------------------------------------------------

                                                                                           Year Ended December 31,
                                                                           2006         2005        2004          2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  26.55      $  23.11   $  21.33      $  17.29
                                                                       --------      --------   --------      --------
Income From Investment Operations
Net investment loss(e)                                                     (.09)         (.12)      (.08)(a)      (.09)(a)
Net realized and unrealized gain (loss) on investment transactions         (.09)         3.56       1.86          4.13
                                                                       --------      --------   --------      --------
Net increase (decrease) in net asset value from operations                 (.18)         3.44       1.78          4.04
                                                                       --------      --------   --------      --------
Net asset value, end of period                                         $  26.37      $  26.55   $  23.11      $  21.33
                                                                       ========      ========   ========      ========
Total Return
Total investment return based on net asset value(c)                        (.68)%       14.89%      8.34%        23.37%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $456,374      $624,453   $603,050      $693,764
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.08%(d)      1.06%      1.06%         1.29%
Expenses, before waivers and reimbursements                                1.08%(d)      1.06%      1.24%         1.30%
Net investment loss                                                        (.37)%(d)     (.53)%     (.38)%(a)     (.49)%(a)
Portfolio turnover rate                                                      81%           54%        73%           79%
----------------------------------------------------------------------------------------------------------------------------



                                                                          2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  25.00
                                                                       --------
Income From Investment Operations
Net investment loss(e)                                                     (.13)
Net realized and unrealized gain (loss) on investment transactions        (7.58)
                                                                       --------
Net increase (decrease) in net asset value from operations                (7.71)
                                                                       --------
Net asset value, end of period                                         $  17.29
                                                                       ========
Total Return
Total investment return based on net asset value(c)                      (30.84)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $493,937
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.31%
Expenses, before waivers and reimbursements                                1.31%
Net investment loss                                                        (.64)%
Portfolio turnover rate                                                     109%
---------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein Growth and Income Portfolio

--------------------------------------------------------------------------------

                                                                                            Year Ended December 31,
                                                                            2006         2005          2004         2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    24.65     $    23.87  $    21.62     $    16.49
                                                                       ----------     ----------  ----------     ----------
Income From Investment Operations
Net investment income(e)                                                      .29            .25         .31(a)         .18
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       3.63            .83        2.10           5.11
                                                                       ----------     ----------  ----------     ----------
Net increase (decrease) in net asset value from operations                   3.92           1.08        2.41           5.29
                                                                       ----------     ----------  ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income                                         (.30)          (.30)       (.16)          (.16)
Distributions from net realized gain on investment transactions             (1.34)           -0-         -0-            -0-
                                                                       ----------     ----------  ----------     ----------
Total dividends and distributions                                           (1.64)          (.30)       (.16)          (.16)
                                                                       ----------     ----------  ----------     ----------
Net asset value, end of period                                         $    26.93     $    24.65  $    23.87     $    21.62
                                                                       ==========     ==========  ==========     ==========
Total Return
Total investment return based on net asset value(c)                         16.98%          4.60%      11.22%         32.18%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $2,013,964     $2,073,693  $2,044,741     $1,671,671
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                   .86%(d)        .85%        .85%           .91%
Expenses, before waivers and reimbursements                                   .86%(d)        .85%        .90%           .91%
Net investment income                                                        1.17%(d)       1.05%       1.39%(a)        .99%
Portfolio turnover rate                                                        60%            72%         50%            57%
-----------------------------------------------------------------------------------------------------------------------------



                                                                           2002
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    22.03
                                                                       ----------
Income From Investment Operations
Net investment income(e)                                                      .17
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      (4.98)
                                                                       ----------
Net increase (decrease) in net asset value from operations                  (4.81)
                                                                       ----------
Less: Dividends and Distributions
Dividends from net investment income                                         (.10)
Distributions from net realized gain on investment transactions              (.63)
                                                                       ----------
Total dividends and distributions                                            (.73)
                                                                       ----------
Net asset value, end of period                                         $    16.49
                                                                       ==========
Total Return
Total investment return based on net asset value(c)                        (22.26)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $1,067,952
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                   .93%
Expenses, before waivers and reimbursements                                   .93%
Net investment income                                                         .91%
Portfolio turnover rate                                                        69%
-----------------------------------------------------------------------------------



AllianceBernstein U.S. Government/High Grade Securities Portfolio

--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                          2006       2005      2004       2003     2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.72     $ 12.18  $ 12.47     $ 12.47  $ 11.94
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(e)                                                   .46         .38      .28(a)      .24      .39
Net realized and unrealized gain (loss) on investment transactions        (.06)       (.17)     .13         .21      .49
                                                                       -------     -------  -------     -------  -------
Net increase in net asset value from operations                            .40         .21      .41         .45      .88
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.45)       (.33)    (.34)       (.35)    (.35)
Distributions from net realized gain on investment transactions            -0-        (.34)    (.36)       (.10)     -0-
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                         (.45)       (.67)    (.70)       (.45)    (.35)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 11.67     $ 11.72  $ 12.18     $ 12.47  $ 12.47
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(c)                       3.59%       1.75%    3.52%       3.61%    7.54%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $22,340     $24,716  $25,744     $21,982  $10,602
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.02%(d)     .96%     .93%       1.03%    1.07%
Expenses, before waivers and reimbursements                               1.02%(d)     .96%    1.03%       1.03%    1.07%
Net investment income                                                     4.01%(d)    3.14%    2.19%(a)    1.89%    3.25%
Portfolio turnover rate                                                    327%        529%     662%        748%     551%
-------------------------------------------------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein High Yield Portfolio

--------------------------------------------------------------------------------

                                                                                                                  July 22,
                                                                                                                 2002(f) to
                                                                               Year Ended December 31,          December 31,
                                                                          2006       2005      2004      2003       2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  7.41     $  7.95  $  7.91     $ 6.84     $6.45
                                                                       -------     -------  -------     ------     -----
Income From Investment Operations
Net investment income(e)                                                   .49         .56      .58(a)     .52       .15(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .12        (.45)    (.02)       .97       .24
                                                                       -------     -------  -------     ------     -----
Net increase in net asset value from operations                            .61         .11      .56       1.49       .39
                                                                       -------     -------  -------     ------     -----
Less: Dividends
Dividends from net investment income                                      (.64)       (.65)    (.52)      (.42)      -0-
                                                                       -------     -------  -------     ------     -----
Net asset value, end of period                                         $  7.38     $  7.41  $  7.95     $ 7.91     $6.84
                                                                       =======     =======  =======     ======     =====
Total Return
Total investment return based on net asset value(c)                       8.76%       1.54%    7.62%     22.24%     6.05%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $10,823     $11,085  $12,558     $7,962     $ 366
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.45%(d)    1.34%    1.30%      1.70%     1.42%(g)
Expenses, before waivers and reimbursements                               1.45%(d)    1.34%    1.47%      1.70%     1.63%(g)
Net investment income                                                     6.72%(d)    7.33%    7.51%(a)   7.19%     8.39%(a)(g)
Portfolio turnover rate                                                     57%         54%      80%       105%       83%
-------------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Balanced Shares Portfolio

--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                          2006       2005      2004       2003     2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 19.05     $ 18.83  $ 17.69     $ 15.27  $ 17.65
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(e)                                                   .44         .38      .43(a)      .36      .39
Net realized and unrealized gain (loss) on investment transactions        1.66         .29     1.10        2.48    (2.27)
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                2.10         .67     1.53        2.84    (1.88)
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.44)       (.45)    (.39)       (.42)    (.31)
Distributions from net realized gain on investment transactions           (.53)        -0-      -0-         -0-     (.19)
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                         (.97)       (.45)    (.39)       (.42)    (.50)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 20.18     $ 19.05  $ 18.83     $ 17.69  $ 15.27
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(c)                      11.56%       3.61%    8.79%      18.78%  (10.80)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $44,609     $45,493  $45,047     $23,417  $ 3,302
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .98%(d)     .96%     .96%       1.05%    1.05%
Expenses, before waivers and reimbursements                                .98%(d)     .96%    1.01%       1.05%    1.05%
Net investment income                                                     2.28%(d)    2.04%    2.35%(a)    2.29%    2.51%
Portfolio turnover rate                                                     40%         52%      60%         81%      57%
--------------------------------------------------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein International Research Growth Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004      2003       2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.94     $ 15.15  $12.93     $ 9.87   $ 11.68
                                                                       -------     -------  ------     ------   -------
Income From Investment Operations
Net investment income (loss)(e)                                            .09         .06     .05(a)    (.02)     (.03)(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    4.59        2.79    2.20       3.09     (1.78)
                                                                       -------     -------  ------     ------   -------
Net increase (decrease) in net asset value from operations                4.68        2.85    2.25       3.07     (1.81)
                                                                       -------     -------  ------     ------   -------
Less: Dividends
Dividends from net investment income                                      (.05)       (.06)   (.03)      (.01)      -0-
                                                                       -------     -------  ------     ------   -------
Net asset value, end of period                                         $ 22.57     $ 17.94  $15.15     $12.93   $  9.87
                                                                       =======     =======  ======     ======   =======
Total Return
Total investment return based on net asset value(c)                      26.11%      18.85%  17.41%     31.11%   (15.50)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $12,016     $10,083  $7,065     $2,766   $   467
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.50%(d)    1.56%   1.56%      2.05%     1.63%
Expenses, before waivers and reimbursements                               1.50%(d)    1.56%   1.73%      2.05%     1.92%
Net investment income (loss)                                               .46%(d)     .39%    .35%(a)   (.17)%    (.25)%(a)
Portfolio turnover rate                                                     79%         93%    128%        96%       70%
----------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Global Bond Portfolio

--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                          2006       2005       2004       2003    2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.21     $ 13.51   $ 13.40     $ 12.54  $10.86
                                                                       -------     -------   -------     -------  ------
Income From Investment Operations
Net investment income(e)                                                   .26         .25       .22(a)      .21     .22
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .25       (1.25)      .91        1.41    1.57
                                                                       -------     -------   -------     -------  ------
Net increase (decrease) in net asset value from operations                 .51       (1.00)     1.13        1.62    1.79
                                                                       -------     -------   -------     -------  ------
Less: Dividends and Distributions
Dividends from net investment income                                      (.15)      (1.15)     (.75)       (.76)   (.11)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (.10)       (.15)     (.27)        -0-     -0-
                                                                       -------     -------   -------     -------  ------
Total dividends and distributions                                         (.25)      (1.30)    (1.02)       (.76)   (.11)
                                                                       -------     -------   -------     -------  ------
Net asset value, end of period                                         $ 11.47     $ 11.21   $ 13.51     $ 13.40  $12.54
                                                                       =======     =======   =======     =======  ======
Total Return
Total investment return based on net asset value(c)                       4.64%      (7.87)%    9.33%      13.08%  16.59%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $12,566     $12,986   $13,997     $11,399  $8,507
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.30%(d)    1.12%     1.13%       1.40%   1.42%
Expenses, before waivers and reimbursements                               1.30%(d)    1.12%     1.27%       1.40%   1.42%
Net investment income                                                     2.30%(d)    2.05%     1.72%(a)    1.66%   1.92%
Portfolio turnover rate                                                    156%        148%      107%        197%    220%
-------------------------------------------------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein Americas Government Income Portfolio

--------------------------------------------------------------------------------

                                                                                                                July 22,
                                                                                                               2002(f) to
                                                                              Year Ended December 31,         December 31,
                                                                          2006      2005      2004     2003       2002
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.03     $ 12.90  $13.01     $12.67     $12.04
                                                                       ------     -------  ------     ------     ------
Income From Investment Operations
Net investment income(e)                                                  .55         .66     .62(a)     .57        .42(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.21)        .38    (.06)       .36        .21
                                                                       ------     -------  ------     ------     ------
Net increase in net asset value from operations                           .34        1.04     .56        .93        .63
                                                                       ------     -------  ------     ------     ------
Less: Dividends
Dividends from net investment income                                     (.86)       (.91)   (.67)      (.59)       -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                   (.04)        -0-     -0-        -0-        -0-
                                                                       ------     -------  ------     ------     ------
Total dividends and distributions                                        (.90)       (.91)   (.67)      (.59)       -0-
                                                                       ------     -------  ------     ------     ------
Net asset value, end of period                                         $12.47     $ 13.03  $12.90     $13.01     $12.67
                                                                       ======     =======  ======     ======     ======
Total Return
Total investment return based on net asset value(c)                      3.01%       8.33%   4.67%      7.18%      5.23%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $7,129     $13,310  $9,393     $5,698     $  236
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                              1.69%(d)    1.53%   1.27%      1.30%      1.36%(g)
Expenses, before waivers and reimbursements                              1.69%(d)    1.53%   1.37%      1.30%      1.48%(g)
Expenses, excluding interest expense                                     1.31%(d)    1.27%   1.24%      1.30%      1.36%(g)
Net investment income                                                    4.50%(d)    5.17%   4.88%(a)   4.42%      4.72%(a)(g)
Portfolio turnover rate                                                    43%         75%     69%        73%        60%
------------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Global Dollar Government Portfolio

--------------------------------------------------------------------------------

                                                                                                               July 22,
                                                                                                              2002(f) to
                                                                              Year Ended December 31,        December 31,
                                                                          2006     2005    2004(h)    2003       2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.36     $14.74  $14.51     $11.42     $10.20
                                                                       ------     ------  ------     ------     ------
Income From Investment Operations
Net investment income(e)                                                  .72        .80     .82(a)     .88        .35(a)
Net realized and unrealized gain on investment transactions               .54        .46     .45       2.89        .87
                                                                       ------     ------  ------     ------     ------
Net increase in net asset value from operations                          1.26       1.26    1.27       3.77       1.22
                                                                       ------     ------  ------     ------     ------
Less: Dividends and Distributions
Dividends from net investment income                                     (.80)      (.92)  (1.04)      (.68)       -0-
Distributions from net realized gain on investment transactions          (.66)      (.72)    -0-        -0-        -0-
                                                                       ------     ------  ------     ------     ------
Total dividends and distributions                                       (1.46)     (1.64)  (1.04)      (.68)       -0-
                                                                       ------     ------  ------     ------     ------
Net asset value, end of period                                         $14.16     $14.36  $14.74     $14.51     $11.42
                                                                       ======     ======  ======     ======     ======
Total Return
Total investment return based on net asset value(c)                      9.77%      9.35%   9.81%     33.34%     11.96%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $5,756     $5,382  $4,979     $3,162     $  226
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                              2.01%(d)   1.93%   2.07%      2.14%      1.63%(g)
Expenses, before waivers and reimbursements                              2.01%(d)   1.93%   2.24%      2.14%      1.99%(g)
Expenses, before waivers and reimbursements excluding interest expense   1.94%(d)   1.93%   2.23%      2.12%      1.99%(g)
Net investment income                                                    5.16%(d)   5.60%   5.74%(a)   6.67%      9.12%(a)(g)
Portfolio turnover rate                                                    50%        91%    188%       150%       142%
-----------------------------------------------------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein Utility Income Portfolio

--------------------------------------------------------------------------------

                                                                                                                July 22,
                                                                                                               2002(f) to
                                                                              Year Ended December 31,         December 31,
                                                                          2006      2005      2004     2003       2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.54     $18.10  $14.92     $12.86     $11.40
                                                                       -------     ------  ------     ------     ------
Income From Investment Operations
Net investment income(e)                                                   .53        .48     .38(a)     .28        .07
Net realized and unrealized gain on investment and foreign currency
 transactions                                                             4.19       2.34    3.13       2.21       1.39
                                                                       -------     ------  ------     ------     ------
Net increase in net asset value from operations                           4.72       2.82    3.51       2.49       1.46
                                                                       -------     ------  ------     ------     ------
Less: Dividends
Dividends from net investment income                                      (.54)      (.38)   (.33)      (.43)       -0-
                                                                       -------     ------  ------     ------     ------
Net asset value, end of period                                         $ 24.72     $20.54  $18.10     $14.92     $12.86
                                                                       =======     ======  ======     ======     ======
Total Return
Total investment return based on net asset value(c)                      23.49%     15.76%  24.01%     19.64%     12.81%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $13,896     $9,766  $6,517     $2,802     $   39
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.20%(d)   1.22%   1.30%      1.73%      1.45%(g)
Expenses, before waivers and reimbursements                               1.20%(d)   1.22%   1.43%      1.73%      1.45%(g)
Net investment income                                                     2.41%(d)   2.45%   2.41%(a)   2.07%      1.92%(g)
Portfolio turnover rate                                                     48%        52%     48%        76%        90%
---------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Growth Portfolio

--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                           2006         2005       2004       2003      2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  20.15      $  18.05   $  15.76   $  11.70   $ 16.31
                                                                       --------      --------   --------   --------   -------
Income From Investment Operations
Net investment loss(e)                                                     (.09)         (.12)      (.11)      (.09)     (.09)
Net realized and unrealized gain (loss) on investment transactions         (.16)         2.22       2.40       4.15     (4.52)
                                                                       --------      --------   --------   --------   -------
Net increase (decrease) in net asset value from operations                 (.25)         2.10       2.29       4.06     (4.61)
                                                                       --------      --------   --------   --------   -------
Net asset value, end of period                                         $  19.90      $  20.15   $  18.05   $  15.76   $ 11.70
                                                                       ========      ========   ========   ========   =======
Total Return
Total investment return based on net asset value(c)                       (1.24)%       11.64%     14.53%     34.70%   (28.26)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $131,337      $167,595   $152,899   $120,460   $71,724
Ratio to average net assets of:
Expenses                                                                   1.15%(d)      1.13%      1.13%      1.14%     1.13%
Net investment loss                                                        (.47)%(d)     (.68)%     (.68)%     (.68)%    (.69)%
Portfolio turnover rate                                                      55%           49%        56%        49%       38%
-------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein International Growth Portfolio

--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                          2006       2005      2004      2003      2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 24.16     $ 20.11  $ 16.24     $11.47  $12.17
                                                                       -------     -------  -------     ------  ------
Income From Investment Operations
Net investment income(e)                                                   .22         .21      .07(a)     .02     .03(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    6.16        3.91     3.82       4.88    (.53)
                                                                       -------     -------  -------     ------  ------
Net increase (decrease) in net asset value from operations                6.38        4.12     3.89       4.90    (.50)
                                                                       -------     -------  -------     ------  ------
Less: Dividends and Distributions
Dividends from net investment income                                      (.19)       (.07)    (.02)      (.13)   (.20)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (.15)        -0-      -0-        -0-     -0-
                                                                       -------     -------  -------     ------  ------
Total dividends and distributions                                         (.34)       (.07)    (.02)      (.13)   (.20)
                                                                       -------     -------  -------     ------  ------
Net asset value, end of period                                         $ 30.20     $ 24.16  $ 20.11     $16.24  $11.47
                                                                       =======     =======  =======     ======  ======
Total Return
Total investment return based on net asset value(c)                      26.70%      20.55%   23.97%     43.07%  (4.26)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $35,321     $25,215  $14,501     $7,376  $3,609
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.48%(d)    1.66%    1.90%      2.41%   1.79%
Expenses, before waivers and reimbursements                               1.48%(d)    1.66%    2.06%      2.41%   2.23%
Net investment income                                                      .81%(d)     .95%     .41%(a)    .13%    .28%(a)
Portfolio turnover rate                                                     74%         43%      60%        44%     46%
--------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Global Technology Portfolio

--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                           2006         2005        2004         2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  15.63      $  15.08   $  14.35      $   9.98
                                                                       --------      --------   --------      --------
Income From Investment Operations
Net investment loss(e)                                                     (.09)         (.08)      (.07)(a)      (.14)
Net realized and unrealized gain (loss) on investment transactions         1.40           .63        .80          4.51
                                                                       --------      --------   --------      --------
Net increase (decrease) in net asset value from operations                 1.31           .55        .73          4.37
                                                                       --------      --------   --------      --------
Net asset value, end of period                                         $  16.94      $  15.63   $  15.08      $  14.35
                                                                       ========      ========   ========      ========
Total Return
Total investment return based on net asset value(c)                        8.38%         3.65%      5.09%        43.79%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $177,350      $148,075   $164,721      $187,319
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.18%(d)      1.17%      1.13%         1.37%
Expenses, before waivers and reimbursements                                1.18%(d)      1.17%      1.31%         1.37%
Net investment loss                                                        (.55)%(d)     (.57)%     (.47)%(a)    (1.11)%
Portfolio turnover rate                                                     117%           98%        86%           90%
-------------------------------------------------------------------------------------------------------------------------



                                                                         2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.15
                                                                       -------
Income From Investment Operations
Net investment loss(e)                                                    (.16)
Net realized and unrealized gain (loss) on investment transactions       (7.01)
                                                                       -------
Net increase (decrease) in net asset value from operations               (7.17)
                                                                       -------
Net asset value, end of period                                         $  9.98
                                                                       =======
Total Return
Total investment return based on net asset value(c)                     (41.81)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $99,528
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.46%
Expenses, before waivers and reimbursements                               1.46%
Net investment loss                                                      (1.27)%
Portfolio turnover rate                                                     68%
--------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein Small Cap Growth Portfolio

--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                           2006       2005        2004       2003        2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.09      $ 11.53   $ 10.08      $  6.78   $  9.98
                                                                       -------      -------   -------      -------   -------
Income From Investment Operations
Net investment loss(e)                                                    (.15)        (.13)     (.12)(a)     (.11)     (.09)(a)
Net realized and unrealized gain (loss) on investment transactions        1.42          .69      1.57         3.41     (3.11)
                                                                       -------      -------   -------      -------   -------
Net increase (decrease) in net asset value from operations                1.27          .56      1.45         3.30     (3.20)
                                                                       -------      -------   -------      -------   -------
Net asset value, end of period                                         $ 13.36      $ 12.09   $ 11.53      $ 10.08   $  6.78
                                                                       =======      =======   =======      =======   =======
Total Return
Total investment return based on net asset value(c)                      10.51%        4.86%    14.39%       48.67%   (32.06)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $22,070      $22,467   $24,448      $15,846   $ 5,101
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.41%(d)     1.43%     1.40%        1.61%     1.37%
Expenses, before waivers and reimbursements                               1.41%(d)     1.43%     1.56%        1.61%     1.51%
Net investment loss                                                      (1.15)%(d)   (1.18)%   (1.19)%(a)   (1.37)%   (1.10)%(a)
Portfolio turnover rate                                                     76%          90%       92%         129%      111%
---------------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Real Estate Investment Portfolio

--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 19.94     $ 20.54  $ 15.55     $ 11.48  $ 11.49
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(e)                                                   .22         .38      .34(a)      .43      .40(a)
Net realized and unrealized gain (loss) on investment transactions        6.03        1.72     5.03        3.98     (.11)
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                6.25        2.10     5.37        4.41      .29
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.40)       (.54)    (.38)       (.34)    (.30)
Distributions from net realized gain on investment transactions          (2.99)      (2.16)     -0-         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                        (3.39)      (2.70)    (.38)       (.34)    (.30)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 22.80     $ 19.94  $ 20.54     $ 15.55  $ 11.48
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(c)                      34.88%      11.40%   35.28%      39.02%    2.31%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $33,461     $24,875  $67,457     $43,919  $16,626
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.08%(d)    1.06%    1.02%       1.49%    1.31%
Expenses, before waivers and reimbursements                               1.08%(d)    1.06%    1.24%       1.49%    1.52%
Net investment income                                                     1.04%(d)    2.11%    2.02%(a)    3.22%    3.43%(a)
Portfolio turnover rate                                                     47%         46%      35%         23%      31%
----------------------------------------------------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein International Value Portfolio

--------------------------------------------------------------------------------

                                                                                            Year Ended December 31,
                                                                            2006          2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    18.93     $  16.61     $  13.39     $   9.33
                                                                       ----------     --------     --------     --------
Income From Investment Operations
Net investment income(e)                                                      .33          .19(a)       .15(a)       .08(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       6.16         2.50         3.16         4.01
                                                                       ----------     --------     --------     --------
Net increase (decrease) in net asset value from operations                   6.49         2.69         3.31         4.09
                                                                       ----------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income                                         (.28)        (.09)        (.06)        (.03)
Distributions from net realized gain on investment and foreign
 currency transactions                                                       (.40)        (.28)        (.03)         -0-
                                                                       ----------     --------     --------     --------
Total dividends and distributions                                            (.68)        (.37)        (.09)        (.03)
                                                                       ----------     --------     --------     --------
Net asset value, end of period                                         $    24.74     $  18.93     $  16.61     $  13.39
                                                                       ==========     ========     ========     ========
Total Return
Total investment return based on net asset value(c)                         35.05%       16.58%       24.86%       43.95%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $1,888,710     $840,572     $284,443     $112,336
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                  1.10%(d)     1.11%        1.20%        1.45%
Expenses, before waivers and reimbursements                                  1.10%(d)     1.12%        1.38%        1.74%
Net investment income                                                        1.53%(d)     1.08%(a)     1.07%(a)      .38%(a)
Portfolio turnover rate                                                        25%          18%          23%          14%
-----------------------------------------------------------------------------------------------------------------------------



                                                                          2002
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.87
                                                                       -------
Income From Investment Operations
Net investment income(e)                                                   .08(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.61)
                                                                       -------
Net increase (decrease) in net asset value from operations                (.53)
                                                                       -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.01)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-
                                                                       -------
Total dividends and distributions                                         (.01)
                                                                       -------
Net asset value, end of period                                         $  9.33
                                                                       =======
Total Return
Total investment return based on net asset value(c)                      (5.36)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $26,133
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.44%
Expenses, before waivers and reimbursements                               2.47%
Net investment income                                                      .86%(a)
Portfolio turnover rate                                                     19%
----------------------------------------------------------------------------------



AllianceBernstein Small/Mid Cap Value Portfolio

--------------------------------------------------------------------------------

                                                                                          Year Ended December 31,
                                                                           2006         2005         2004        2003
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  16.99     $  16.79     $  14.46     $ 10.46
                                                                       --------     --------     --------     -------
Income From Investment Operations
Net investment income(e)                                                    .16          .05(a)       .11(a)      .01(a)
Net realized and unrealized gain (loss) on investment transactions         2.13         1.01         2.59        4.22
                                                                       --------     --------     --------     -------
Net increase (decrease) in net asset value from operations                 2.29         1.06         2.70        4.23
                                                                       --------     --------     --------     -------
Less: Dividends and Distributions
Dividends from net investment income                                       (.04)        (.10)        (.01)       (.06)
Distributions from net realized gain on investment transactions           (1.24)        (.76)        (.36)       (.17)
                                                                       --------     --------     --------     -------
Total dividends and distributions                                         (1.28)        (.86)        (.37)       (.23)
                                                                       --------     --------     --------     -------
Net asset value, end of period                                         $  18.00     $  16.99     $  16.79     $ 14.46
                                                                       ========     ========     ========     =======
Total Return
Total investment return based on net asset value(c)                       14.20%        6.63%       19.08%      40.89%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $251,412     $186,415     $142,516     $82,954
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.11%(d)     1.12%        1.12%       1.45%
Expenses, before waivers and reimbursements                                1.11%(d)     1.12%        1.34%       1.53%
Net investment income                                                       .91%(d)      .29%(a)      .75%(a)     .05%(a)
Portfolio turnover rate                                                      46%          33%          30%         21%
--------------------------------------------------------------------------------------------------------------------------



                                                                          2002
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.20
                                                                       -------
Income From Investment Operations
Net investment income(e)                                                   .08(a)
Net realized and unrealized gain (loss) on investment transactions        (.79)
                                                                       -------
Net increase (decrease) in net asset value from operations                (.71)
                                                                       -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.02)
Distributions from net realized gain on investment transactions           (.01)
                                                                       -------
Total dividends and distributions                                         (.03)
                                                                       -------
Net asset value, end of period                                         $ 10.46
                                                                       =======
Total Return
Total investment return based on net asset value(c)                      (6.37)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $22,832
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.43%
Expenses, before waivers and reimbursements                               1.70%
Net investment income                                                      .74%(a)
Portfolio turnover rate                                                     28%
----------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein Value Portfolio

--------------------------------------------------------------------------------

                                                                                           Year Ended December 31,
                                                                           2006         2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.84     $  12.54     $  11.16     $   8.75
                                                                       --------     --------     --------     --------
Income From Investment Operations
Net investment income(e)                                                    .22          .17(a)       .17(a)       .12(a)
Net realized and unrealized gain (loss) on investment transactions         2.40          .50         1.31         2.36
                                                                       --------     --------     --------     --------
Net increase (decrease) in net asset value from operations                 2.62          .67         1.48         2.48
                                                                       --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income                                       (.13)        (.15)        (.10)        (.07)
Distributions from net realized gain on investment transactions            (.38)        (.22)         -0-          -0-
                                                                       --------     --------     --------     --------
Total dividends and distributions                                          (.51)        (.37)        (.10)        (.07)
                                                                       --------     --------     --------     --------
Net asset value, end of period                                         $  14.95     $  12.84     $  12.54     $  11.16
                                                                       ========     ========     ========     ========
Total Return
Total investment return based on net asset value(c)                       21.03%        5.48%       13.37%       28.46%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $308,635     $191,583     $151,793     $117,561
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .94%(d)      .98%         .97%        1.24%
Expenses, before waivers and reimbursements                                 .94%(d)      .99%        1.15%        1.33%
Net investment income                                                      1.64%(d)     1.38%(a)     1.45%(a)     1.29%(a)
Portfolio turnover rate                                                      17%          21%          27%          27%
---------------------------------------------------------------------------------------------------------------------------



                                                                          2002
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.07
                                                                       -------
Income From Investment Operations
Net investment income(e)                                                   .12(a)
Net realized and unrealized gain (loss) on investment transactions       (1.42)
                                                                       -------
Net increase (decrease) in net asset value from operations               (1.30)
                                                                       -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.02)
Distributions from net realized gain on investment transactions            -0-
                                                                       -------
Total dividends and distributions                                         (.02)
                                                                       -------
Net asset value, end of period                                         $  8.75
                                                                       =======
Total Return
Total investment return based on net asset value(c)                     (12.95)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $68,366
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.21%
Expenses, before waivers and reimbursements                               1.43%
Net investment income                                                     1.27%(a)
Portfolio turnover rate                                                     12%
----------------------------------------------------------------------------------



AllianceBernstein U.S. Large Cap Blended Style Portfolio

--------------------------------------------------------------------------------

                                                                                                         May 2,
                                                                                                       2003(i) to
                                                                          Year Ended December 31,     December 31,
                                                                          2006       2005      2004       2003
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.99     $ 11.89   $ 10.90     $10.00
                                                                       -------     -------   -------     ------
Income From Investment Operations
Net investment income (loss)(a)(e)                                         .02        (.01)      .04        .01
Net realized and unrealized gain on investment transactions               1.21        1.14       .96        .89
                                                                       -------     -------   -------     ------
Net increase in net asset value from operations                           1.23        1.13      1.00        .90
                                                                       -------     -------   -------     ------
Less: Dividends
Dividends from net investment income                                       -0-        (.03)     (.01)       -0-
Distributions from net realized gain on investment transactions           (.59)        -0-       -0-        -0-
                                                                       -------     -------   -------     ------
Total dividends and distributions                                         (.59)       (.03)     (.01)       -0-
                                                                       -------     -------   -------     ------
Net asset value, end of period                                         $ 13.63     $ 12.99   $ 11.89     $10.90
                                                                       =======     =======   =======     ======
Total Return
Total investment return based on net asset value(c)                      10.02%       9.57%     9.16%      9.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $17,246     $16,727   $15,485     $6,600
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.45%(d)    1.45%     1.45%      1.43%(g)
Expenses, before waivers and reimbursements                               2.53%(d)    2.59%     2.95%      8.25%(g)
Net investment income (loss)(a)                                            .17%(d)    (.10)%     .37%       .27%(g)
Portfolio turnover rate                                                     53%         80%       42%        13%
-------------------------------------------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein Wealth Appreciation Strategy Portfolio

--------------------------------------------------------------------------------

                                                                                              July 1,
                                                                            Year Ended       2004(i) to
                                                                           December 31,     December 31,
                                                                          2006       2005       2004
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.74     $ 10.67       $ 10.00
                                                                       -------     -------       -------
Income From Investment Operations
Net investment income(a)(e)                                                .06         .02           .03
Net realized and unrealized gain on investment transactions and
 foreign currency transactions                                            1.93        1.13           .64
                                                                       -------     -------       -------
Net increase in net asset value from operations                           1.99        1.15           .67
                                                                       -------     -------       -------
Less: Dividends and Distributions
Dividends from net investment income                                       -0-        (.04)          -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (.27)       (.04)          -0-
                                                                       -------     -------       -------
Total dividends and distributions                                         (.27)       (.08)          -0-
                                                                       -------     -------       -------
Net asset value, end of period                                         $ 13.46     $ 11.74       $ 10.67
                                                                       =======     =======       =======
Total Return
Total investment return based on net asset value(c)                      17.32%      10.93%         6.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $29,531     $25,420       $10,416
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.45%(d)    1.45%         1.45%(g)
Expenses, before waivers and reimbursements                               2.25%(d)    2.70%         4.78%(g)
Net investment income(a)                                                   .46%(d)     .15%          .71%(g)
Portfolio turnover rate                                                     63%         61%           14%
------------------------------------------------------------------------------------------------------------



AllianceBernstein Balanced Wealth Strategy Portfolio

--------------------------------------------------------------------------------

                                                                                               July 1,
                                                                            Year Ended        2004(i) to
                                                                           December 31,      December 31,
                                                                           2006       2005       2004
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  11.34     $ 10.67       $ 10.00
                                                                       --------     -------       -------
Income From Investment Operations
Net investment income(a)(e)                                                 .22         .15           .06
Net realized and unrealized loss on investment and foreign currency
 transactions                                                              1.33         .60           .61
                                                                       --------     -------       -------
Net increase in net asset value from operations                            1.55         .75           .67
                                                                       --------     -------       -------
Less: Dividends and Distributions
Dividends from net investment income                                       (.08)       (.05)          -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                      -0-        (.03)          -0-
                                                                       --------     -------       -------
Total dividends and distributions                                          (.08)       (.08)          -0-
                                                                       --------     -------       -------
Net asset value, end of period                                         $  12.81     $ 11.34       $ 10.67
                                                                       ========     =======       =======
Total Return
Total investment return based on net asset value(c)                       13.75%       7.01%         6.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $124,992     $64,325       $17,866
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.23%(d)    1.45%         1.45%(g)
Expenses, before waivers and reimbursements                                1.31%(d)    1.77%         3.34%(g)
Net investment income(a)                                                   1.84%(d)    1.31%         1.49%(g)
Portfolio turnover rate                                                     203%        139%           44%
-------------------------------------------------------------------------------------------------------------



See footnotes on page 90.

AllianceBernstein Global Research Growth Portfolio

--------------------------------------------------------------------------------

                                                                        Year Ended      May 2, 2005(i) to
                                                                       December 31,       December 31,
                                                                           2006               2005
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 12.09                $10.00
                                                                            -------                ------
Income From Investment Operations
Net investment income (loss)(a)(e)                                              .02                  (.01)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                         1.73                  2.10
                                                                            -------                ------
Net increase in net asset value from operations                                1.75                  2.09
                                                                            -------                ------
Less: Dividends and Distributions
Distributions from net realized gain on investment and foreign
 currency transactions                                                         (.20)                  -0-
                                                                            -------                ------
Net asset value, end of period                                              $ 13.64                $12.09
                                                                            =======                ======
Total Return
Total investment return based on net asset value(c)                           14.73%                20.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                   $12,505                $7,063
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                    1.45%(d)              1.45%(g)
Expenses, before waivers and reimbursements                                    4.78%(d)              7.73%(g)
Net investment income (loss)(a)                                                 .14%(d)              (.14)%(g)
Portfolio turnover rate                                                          64%                   43%
--------------------------------------------------------------------------------------------------------------



Footnotes:

(a)Net of expenses reimbursed or waived by the Adviser.

(b)Amount is less than $.01 per share.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Based on average shares outstanding.

(f)Commencement of distributions.

(g)Annualized.

(h)As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts; however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02. Consequently, the ratios of net investment income to average net assets were decreased by 0.17%.

(i)Commencement of operations.

Appendix A

BOND RATINGS
Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

Appendix B


Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the NYAG requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.



AllianceBernstein Money Market Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  124.95    $10,375.05
   2            10,375.05      518.75    10,893.80     129.64     10,764.17
   3            10,764.17      538.21    11,302.37     134.50     11,167.86
   4            11,167.88      558.39    11,726.27     139.54     11,586.73
   5            11,586.73      579.34    12,166.06     144.78     12,021.29
   6            12,021.29      601.06    12,622.35     150.21     12,472.15
   7            12,472.15      623.61    13,095.75     155.84     12,939.91
   8            12,939.91      647.00    13,586.91     161.68     13,425.23
   9            13,425.23      671.26    14,096.49     167.75     13,928.74
   10           13,928.74      696.44    14,625.18     174.04     14,451.14
   -------------------------------------------------------------------------
   Cumulative               $5,934.06               $1,482.93



AllianceBernstein Large Cap Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  113.40    $10,386.60
   2            10,386.60      519.33    10,905.93     117.78     10,788.15
   3            10,788.15      539.41    11,327.55     122.34     11,205.22
   4            11,205.22      560.26    11,765.48     127.07     11,638.41
   5            11,638.41      581.92    12,220.33     131.98     12,088.35
   6            12,088.35      604.42    12,692.77     137.08     12,555.69
   7            12,555.69      627.78    13,183.47     142.38     13,041.09
   8            13,041.09      652.05    13,693.14     147.89     13,545.26
   9            13,545.26      677.26    14,222.52     153.60     14,068.92
   10           14,068.92      703.45    14,772.36     159.54     14,612.82
   -------------------------------------------------------------------------
   Cumulative               $5,965.88               $1,353.06



AllianceBernstein Growth and Income Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2            10,409.70      520.49    10,930.19      94.00     10,836.19
   3            10,836.19      541.81    11,377.99      97.85     11,280.14
   4            11,280.14      564.01    11,844.15     101.86     11,742.29
   5            11,742.29      587.11    12,329.41     106.03     12,223.37
   6            12,223.37      611.17    12,834.54     110.38     12,724.16
   7            12,724.16      636.21    13,360.37     114.90     13,245.47
   8            13,245.47      662.27    13,907.75     119.61     13,788.14
   9            13,788.14      689.41    14,477.55     124.51     14,353.04
   10           14,353.04      717.65    15,070.69     129.61     14,941.08
   -------------------------------------------------------------------------
   Cumulative               $6,030.13               $1,089.05

AllianceBernstein U.S. Government/High Grade Securities Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  107.10    $10,392.90
   2            10,392.90      519.65    10,912.55     111.31     10,801.24
   3            10,801.24      540.06    11,341.30     115.68     11,225.62
   4            11,225.62      561.28    11,786.90     120.23     11,666.67
   5            11,666.67      583.33    12,250.01     124.95     12,125.06
   6            12,125.06      606.25    12,731.31     129.86     12,601.45
   7            12,601.45      630.07    13,231.52     134.96     13,096.56
   8            13,096.56      654.83    13,751.39     140.26     13,611.12
   9            13,611.12      680.56    14,291.68     145.78     14,145.90
   10           14,145.90      707.30    14,853.20     151.50     14,701.70
   -------------------------------------------------------------------------
   Cumulative               $5,983.33               $1,281.63



AllianceBernstein High Yield Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  152.25    $10,347.75
   2            10,347.75      517.39    10,865.14     157.54     10,707.59
   3            10,707.59      535.38    11,242.97     163.02     11,079.95
   4            11,079.95      554.00    11,633.95     168.69     11,465.25
   5            11,465.25      573.26    12,038.52     174.56     11,863.96
   6            11,863.96      593.20    12,457.16     180.63     12,276.53
   7            12,276.53      613.83    12,890.35     186.91     12,703.44
   8            12,703.44      635.17    13,338.62     193.41     13,145.21
   9            13,145.21      657.26    13,802.47     200.14     13,602.33
   10           13,602.33      680.12    14,282.45     207.10     14,075.35
   -------------------------------------------------------------------------
   Cumulative               $5,859.61               $1,784.25



AllianceBernstein Balanced Shares Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  102.90    $10,397.10
   2            10,397.10      519.86    10,916.96     106.99     10,809.97
   3            10,809.97      540.50    11,350.47     111.23     11,239.23
   4            11,239.23      561.96    11,801.19     115.65     11,685.54
   5            11,685.54      584.28    12,269.82     120.24     12,149.58
   6            12,149.58      607.48    12,757.05     125.02     12,632.04
   7            12,632.04      631.60    13,263.64     129.98     13,133.65
   8            13,133.65      656.68    13,790.34     135.15     13,655.19
   9            13,655.19      682.76    14,337.95     140.51     14,197.44
   10           14,197.44      709.87    14,907.31     146.09     14,761.22
   -------------------------------------------------------------------------
   Cumulative               $5,994.99               $1,233.76



AllianceBernstein International Research Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  157.50    $10,342.50
   2            10,342.50      517.13    10,859.63     162.89     10,696.73
   3            10,696.73      534.84    11,231.57     168.47     11,063.09
   4            11,063.09      553.15    11,616.25     174.24     11,442.00
   5            11,442.00      572.10    12,014.10     180.21     11,833.89
   6            11,833.89      591.69    12,425.59     186.38     12,239.20
   7            12,239.20      611.96    12,851.16     192.77     12,658.40
   8            12,658.40      632.92    13,291.32     199.37     13,091.95
   9            13,091.95      654.60    13,746.54     206.20     13,540.35
   10           13,540.35      677.02    14,217.36     213.26     14,004.10
   -------------------------------------------------------------------------
   Cumulative               $5,845.41               $1,841.29

AllianceBernstein Global Bond Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  136.50    $10,363.50
   2            10,363.50      518.18    10,881.68     141.46     10,740.21
   3            10,740.21      537.01    11,277.22     146.60     11,130.62
   4            11,130.62      556.53    11,687.15     151.93     11,535.22
   5            11,535.22      576.76    12,111.98     157.46     11,954.52
   6            11,954.52      597.73    12,552.25     163.18     12,389.07
   7            12,389.07      619.45    13,008.52     169.11     12,839.41
   8            12,839.41      641.97    13,481.38     175.26     13,306.13
   9            13,306.13      665.31    13,971.43     181.63     13,789.80
   10           13,789.80      689.49    14,479.29     188.23     14,291.06
   -------------------------------------------------------------------------
   Cumulative               $5,902.43               $1,611.36



AllianceBernstein Americas Government Income Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  177.45    $10,322.55
   2            10,322.55      516.13    10,838.68     183.17     10,655.50
   3            10,655.50      532.78    11,188.28     189.08     10,999.20
   4            10,999.20      549.96    11,549.16     195.18     11,353.98
   5            11,353.98      567.70    11,921.68     201.48     11,720.20
   6            11,720.20      586.01    12,306.21     207.97     12,098.23
   7            12,098.23      604.91    12,703.15     214.68     12,488.46
   8            12,488.46      624.42    13,112.89     221.61     12,891.28
   9            12,891.28      644.56    13,535.84     228.76     13,307.09
   10           13,307.09      665.35    13,972.44     236.13     13,736.31
   -------------------------------------------------------------------------
   Cumulative               $5,791.82               $2,055.51



AllianceBernstein Global Dollar Government Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  211.05    $10,288.95
   2            10,288.95      514.45    10,803.40     217.15     10,586.25
   3            10,586.25      529.31    11,115.56     223.42     10,892.14
   4            10,892.14      544.61    11,436.75     229.88     11,206.87
   5            11,206.87      560.34    11,767.21     236.52     11,530.69
   6            11,530.69      576.53    12,107.22     243.36     11,863.87
   7            11,863.87      593.19    12,457.06     250.39     12,206.68
   8            12,206.68      610.33    12,817.01     257.62     12,559.39
   9            12,559.39      627.97    13,187.36     265.07     12,922.29
   10           12,922.29      646.11    13,568.41     272.72     13,295.68
   -------------------------------------------------------------------------
   Cumulative               $5,702.84               $2,407.18



AllianceBernstein Utility Income Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
   2            10,374.00      518.70    10,892.70     130.71     10,761.99
   3            10,761.99      538.10    11,300.09     135.60     11,164.49
   4            11,164.49      558.22    11,722.71     140.67     11,582.04
   5            11,582.04      579.10    12,161.14     145.93     12,015.21
   6            12,015.21      600.76    12,615.97     151.39     12,464.57
   7            12,464.57      623.23    13,087.80     157.05     12,930.75
   8            12,930.75      646.54    13,577.29     162.93     13,414.36
   9            13,414.36      670.72    14,085.08     169.02     13,916.06
   10           13,916.06      695.80    14,611.86     175.34     14,436.52
   -------------------------------------------------------------------------
   Cumulative               $5,931.17               $1,494.64

AllianceBernstein Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  120.75    $10,379.25
   2            10,379.25      518.96    10,898.21     125.33     10,772.88
   3            10,772.88      538.64    11,311.53     130.08     11,181.44
   4            11,181.44      559.07    11,740.52     135.02     11,605.50
   5            11,605.50      580.28    12,185.78     140.14     12,045.64
   6            12,045.64      602.28    12,647.92     145.45     12,502.47
   7            12,502.47      625.12    13,127.59     150.97     12,976.63
   8            12,976.63      648.83    13,625.46     156.69     13,468.77
   9            13,468.77      673.44    14,142.20     162.64     13,979.57
   10           13,979.57      698.98    14,678.55     168.80     14,509.74
   -------------------------------------------------------------------------
   Cumulative               $5,945.60               $1,435.87



AllianceBernstein International Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  155.40    $10,344.60
   2            10,344.60      517.23    10,861.83     160.76     10,701.07
   3            10,701.07      535.05    11,236.13     166.29     11,069.83
   4            11,069.83      553.49    11,623.33     172.03     11,451.30
   5            11,451.30      572.57    12,023.87     177.95     11,845.91
   6            11,845.91      592.30    12,438.21     184.09     12,254.12
   7            12,254.12      612.71    12,866.83     190.43     12,676.40
   8            12,676.40      633.82    13,310.22     196.99     13,113.23
   9            13,113.23      655.66    13,768.89     203.78     13,565.11
   10           13,565.11      678.26    14,243.37     210.80     14,032.56
   -------------------------------------------------------------------------
   Cumulative               $5,851.09               $1,818.52



AllianceBernstein Global Technology Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  123.90    $10,376.10
   2            10,376.10      518.81    10,894.91     128.56     10,766.35
   3            10,766.35      538.32    11,304.66     133.40     11,171.27
   4            11,171.27      558.56    11,729.83     138.41     11,591.42
   5            11,591.42      579.57    12,170.99     143.62     12,027.37
   6            12,027.37      601.37    12,628.74     149.02     12,479.72
   7            12,479.72      623.99    13,103.71     154.62     12,949.08
   8            12,949.08      647.45    13,596.54     160.44     13,436.10
   9            13,436.10      671.80    14,107.90     166.47     13,941.43
   10           13,941.43      697.07    14,638.50     172.73     14,465.77
   -------------------------------------------------------------------------
   Cumulative               $5,936.94               $1,471.17



AllianceBernstein Small Cap Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  148.05    $10,351.95
   2            10,351.95      517.60    10,869.55     153.26     10,716.29
   3            10,716.29      535.81    11,252.10     158.65     11,093.45
   4            11,093.45      554.67    11,648.12     164.24     11,483.88
   5            11,483.88      574.19    12,058.07     170.02     11,888.06
   6            11,888.06      594.40    12,482.46     176.00     12,306.46
   7            12,306.46      615.32    12,921.78     182.20     12,739.58
   8            12,739.58      636.98    13,376.56     188.61     13,187.95
   9            13,187.95      659.40    13,847.35     195.25     13,652.10
   10           13,652.10      682.61    14,334.71     202.12     14,132.59
   -------------------------------------------------------------------------
   Cumulative               $5,870.98               $1,738.40

AllianceBernstein Real Estate Investment Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  113.40    $10,386.60
   2            10,386.60      519.33    10,905.93     117.78     10,788.15
   3            10,788.15      539.41    11,327.55     122.34     11,205.22
   4            11,205.22      560.26    11,765.48     127.07     11,638.41
   5            11,638.41      581.92    12,220.33     131.98     12,088.35
   6            12,088.35      604.42    12,692.77     137.08     12,555.69
   7            12,555.69      627.78    13,183.47     142.38     13,041.09
   8            13,041.09      652.05    13,693.14     147.89     13,545.26
   9            13,545.26      677.26    14,222.52     153.60     14,068.92
   10           14,068.92      703.45    14,772.36     159.54     14,612.82
   -------------------------------------------------------------------------
   Cumulative               $5,965.88               $1,353.06



AllianceBernstein International Value Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  115.50    $10,384.50
   2            10,384.50      519.23    10,903.73     119.94     10,783.78
   3            10,783.78      539.19    11,322.97     124.55     11,198.42
   4            11,198.42      559.92    11,758.34     129.34     11,629.00
   5            11,629.00      581.45    12,210.45     134.31     12,076.13
   6            12,076.13      603.81    12,679.94     139.48     12,540.46
   7            12,540.46      627.02    13,167.49     144.84     13,022.64
   8            13,022.64      651.13    13,673.78     150.41     13,523.36
   9            13,523.36      676.17    14,199.53     156.19     14,043.34
   10           14,043.34      702.17    14,745.50     162.20     14,583.30
   -------------------------------------------------------------------------
   Cumulative               $5,960.09               $1,376.76



AllianceBernstein Small/Mid Cap Value Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  116.55    $10,383.45
   2            10,383.45      519.17    10,902.62     121.02     10,781.60
   3            10,781.60      539.08    11,320.68     125.66     11,195.02
   4            11,195.02      559.75    11,754.78     130.48     11,624.30
   5            11,624.30      581.21    12,205.51     135.48     12,070.03
   6            12,070.03      603.50    12,673.53     140.68     12,532.86
   7            12,532.86      626.64    13,159.50     146.07     13,013.43
   8            13,013.43      650.67    13,664.10     151.67     13,512.43
   9            13,512.43      675.62    14,188.05     157.49     14,030.56
   10           14,030.56      701.53    14,732.09     163.53     14,568.56
   -------------------------------------------------------------------------
   Cumulative               $5,957.17               $1,388.63



AllianceBernstein Value Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   98.70    $10,401.30
   2            10,401.30      520.07    10,921.37     102.66     10,818.70
   3            10,818.70      540.94    11,359.64     106.78     11,252.86
   4            11,252.86      562.64    11,815.50     111.07     11,704.44
   5            11,704.44      585.22    12,289.66     115.52     12,174.14
   6            12,174.14      608.71    12,782.84     120.16     12,662.68
   7            12,662.68      633.13    13,295.82     124.98     13,170.84
   8            13,170.84      658.54    13,829.38     130.00     13,699.38
   9            13,699.38      684.97    14,384.35     135.21     14,249.14
   10           14,249.14      712.46    14,961.60     140.64     14,820.96
   -------------------------------------------------------------------------
   Cumulative               $6,006.68               $1,185.72

AllianceBernstein U.S. Large Cap Blended Style Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  152.25    $10,347.75
   2            10,347.75      517.39    10,865.14     157.54     10,707.59
   3            10,707.59      535.38    11,242.97     163.02     11,079.95
   4            11,079.95      554.00    11,633.95     168.69     11,465.25
   5            11,465.25      573.26    12,038.52     174.56     11,863.96
   6            11,863.96      593.20    12,457.16     180.63     12,276.53
   7            12,276.53      613.83    12,890.35     186.91     12,703.44
   8            12,703.44      635.17    13,338.62     193.41     13,145.21
   9            13,145.21      657.26    13,802.47     200.14     13,602.33
   10           13,602.33      680.12    14,282.45     207.10     14,075.35
   -------------------------------------------------------------------------
   Cumulative               $5,859.61               $1,784.25



AllianceBernstein Wealth Appreciation Strategy Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  120.75    $10,379.25
   2            10,379.25      518.96    10,898.21     125.33     10,772.88
   3            10,772.88      538.64    11,311.53     130.08     11,181.44
   4            11,181.44      559.07    11,740.52     135.02     11,605.50
   5            11,605.50      580.28    12,185.78     140.14     12,045.64
   6            12,045.64      602.28    12,647.92     145.45     12,502.47
   7            12,502.47      625.12    13,127.59     150.97     12,976.63
   8            12,976.63      648.83    13,625.46     156.69     13,468.77
   9            13,468.77      673.44    14,142.20     162.64     13,979.57
   10           13,979.57      698.98    14,678.55     168.80     14,509.74
   -------------------------------------------------------------------------
   Cumulative               $5,945.60               $1,435.87



AllianceBernstein Balanced Wealth Strategy Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  105.00    $10,395.00
   2            10,395.00      519.75    10,914.75     109.15     10,805.60
   3            10,805.60      540.28    11,345.88     113.46     11,232.42
   4            11,232.42      561.62    11,794.04     117.94     11,676.10
   5            11,676.10      583.81    12,259.91     122.60     12,137.31
   6            12,137.31      606.87    12,744.18     127.44     12,616.73
   7            12,616.73      630.84    13,247.57     132.48     13,115.10
   8            13,115.10      655.75    13,770.85     137.71     13,633.14
   9            13,633.14      681.66    14,314.80     143.15     14,171.65
   10           14,171.65      708.58    14,880.23     148.80     14,731.43
   -------------------------------------------------------------------------
   Cumulative               $5,989.16               $1,257.73



AllianceBernstein Global Research Growth Portfolio

--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  152.25    $10,347.75
   2            10,347.75      517.39    10,865.14     157.54     10,707.59
   3            10,707.59      535.38    11,242.97     163.02     11,079.95
   4            11,079.95      554.00    11,633.95     168.69     11,465.25
   5            11,465.25      573.26    12,038.52     174.56     11,863.96
   6            11,863.96      593.20    12,457.16     180.63     12,276.53
   7            12,276.53      613.83    12,890.35     186.91     12,703.44
   8            12,703.44      635.17    13,338.62     193.41     13,145.21
   9            13,145.21      657.26    13,802.47     200.14     13,602.33
   10           13,602.33      680.12    14,282.45     207.10     14,075.35
   -------------------------------------------------------------------------
   Cumulative               $5,859.61               $1,784.25



* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Contractholders
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.


You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398


Privacy Notice
(This information is not part of the Prospectus.)


The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients efficiently and accurately, we may collect nonpublic personal information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as a client's name, address, social security number, assets, income and other household information), (2) clients' transactions with us and others such as account balances and transaction history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies."

It is our policy not to disclose nonpublic personal information about our clients (and former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (and former clients), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

[LOGO]
                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectuses dated May 1, 2007, for AllianceBernstein(R) Variable Products Series (VPS) Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund (each a "Prospectus," and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2006, are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Portfolios and the annual reports for the Portfolios of the Fund may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above.

                                TABLE OF CONTENTS
                                                                            PAGE

Introduction..................................................................2
Investment Policies And Restrictions..........................................2
   AllianceBernstein Money Market Portfolio...................................2
   AllianceBernstein Large Cap Growth Portfolio...............................5
   AllianceBernstein Growth And Income Portfolio..............................5
   AllianceBernstein U.S. Government/High Grade Securities Portfolio..........6
   AllianceBernstein High Yield Portfolio.....................................8
   AllianceBernstein Balanced Shares Portfolio...............................10
   AllianceBernstein International Research Growth Portfolio.................11
   AllianceBernstein Global Bond Portfolio...................................11
   AllianceBernstein Americas Government Income Portfolio....................12
   AllianceBernstein Global Dollar Government Portfolio......................14
   AllianceBernstein Utility Income Portfolio................................17
   AllianceBernstein Growth Portfolio........................................20
   AllianceBernstein International Growth Portfolio..........................22
   AllianceBernstein Global Technology Portfolio.............................23
   AllianceBernstein Small Cap Growth Portfolio..............................24
   AllianceBernstein Real Estate Investment Portfolio........................25
   AllianceBernstein International Value Portfolio...........................29
   AllianceBernstein Small/Mid Cap Value Portfolio...........................29
   AllianceBernstein Value Portfolio.........................................29
   AllianceBernstein U.S. Large Cap Blended Style Portfolio..................31
   AllianceBernstein Wealth Appreciation Strategy Portfolio..................33
   AllianceBernstein Balanced Wealth Strategy Portfolio......................33
   AllianceBernstein Global Research Growth Portfolio........................34
Description of Investment Practices  and Other Investment Policies...........39
Management of the Fund.......................................................73
Purchase and Redemption of Shares...........................................141
Net Asset Value.............................................................146
Portfolio Transactions......................................................150
Dividends, Distributions and Taxes..........................................157
General Information.........................................................158
Financial Statements and Report of Independent Registered Public
  Accounting Firm...........................................................171
Appendix A:  Description of Obligations Issued or Guaranteed by U.S.
             Government Agencies or Instrumentalities.......................A-1
Appendix B:  Additional Information about Canada, Mexico and Brazil.........B-1
Appendix C:  Statement of Policies and Procedures for Voting Proxies........C-1

----------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                                  INTRODUCTION

--------------------------------------------------------------------------------

          The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, which have differing investment objectives and policies. The Fund currently has twenty-three Portfolios, all of which are described in this SAI.

--------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

          The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectuses. Except as otherwise noted, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval for the affected Portfolio; however, shareholders will be notified prior to a material change in such policies. The term "shareholder approval" generally means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

          Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security Inc. (the "Fund") that offer Class A shares and Class B shares of the limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

          For a general description of each Portfolio's investment policies, see the Portfolio's Prospectuses.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

          General. The Portfolio may make the following investments diversified by maturities and issuers:

          1. Marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.


          2. Certificates of deposit, bankers' acceptances and time deposits issued or guaranteed by banks or savings and loan associations having net assets of more than $500 million and which are members of the Federal Deposit Insurance Corporation.

          3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F1 by Fitch Ratings ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA (including AA+ and AA-) by S&P or Fitch, or Aaa or Aa (including Aa1, Aa2 and Aa3) by Moody's. For a description of such ratings see Appendix A to the Portfolio's Prospectuses.

          4. Repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year.

          For additional information regarding certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, variable notes and repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Portfolio's commitments in reverse repurchase agreements.

          Liquid Restricted Securities. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") that are determined by AllianceBernstein L.P. (the "Adviser") to be liquid in accordance with procedures adopted by the Board of Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. See "Description of Investment Practices and Other Investment Policies - Illiquid Securities," below, for additional information on restricted securities.


          Money Market Requirements. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. The Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality Dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers' acceptances denominated in U.S. Dollars that are issued by U.S. branches of foreign banks having total assets of at least $500 million that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.


          The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.


          Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule). Generally, an Eligible Security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. A security that originally had a maturity of greater than 397 days is an Eligible Security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an Eligible Security. Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Portfolio's Prospectuses.


          Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government Securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs is a second tier security. The Portfolio may not invest in a second tier security if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, and (B) 5% of its total assets in second tier securities.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          Special Situations. The Portfolio may invest in special situations from time to time. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may not sell securities short, except that it may make short sales against the box. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. For further information about options, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Securities. The Portfolio may invest in foreign securities. For a general discussion on investments in foreign securities, including risks, see "Description of Investment Practices and Other Investment Policies," below.


          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, including the use, risks and costs of options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.


          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          General. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

          The Portfolio may invest in foreign securities.

          Options. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange. The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. For a discussion of options, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

          U.S. Government Securities. The Portfolio may invest in U.S. Treasury obligations, U.S. Treasury bills, U.S. Treasury bonds, inflation-protected securities and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including U.S. Government guaranteed mortgage-related securities, such as Government National Mortgage Association, or GNMA Certificates, Federal Home Loan Mortgage Corporation, or FHLMC securities, FNMA securities and zero coupon Treasury securities. For a general discussion on these types of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's custodian and such primary dealers. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          General. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

          High Grade Debt Securities.  High grade debt securities include:

          1. debt securities which are rated AAA, AA (including AA+ and AA-), or A (including A+ or A-) by S&P or Fitch or Aaa, Aa (including Aa1, Aa2 and Aa3) or A (including A1, A2 and A3) by Moody's;

          2. obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA (including AA+ and AA-) or A (including A+ or A-) by Fitch;

          3. commercial paper rated A-1+, A-1, A-2 or A-3 by S&P, F1, F2 or F3 by Fitch or Prime-1, Prime-2 or Prime-3 by Moody's; and

          4. bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA (including AA+ and AA-) or A (including A+ or A-) by Fitch.

          Investment in High Grade Debt Securities. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors that are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

          Other Securities. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 20% of its net assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation,
(iii) put and call options, futures contracts and options thereon, (iv) trust preferred securities and (v) foreign/Yankee debt (sovereign and corporate debt of developed and emerging markets). Investment grade debt securities are those rated Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A in the Portfolio's Prospectuses for a description of corporate debt ratings.

          Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. For additional information about CMOs, see "Description of Investment Practices and Other Investment Policies -- Mortgage-Related Securities," below.

          Options on U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value ("NAV"), the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. The Portfolio intends to write call options for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

          For a general discussion of put and call options, see "Description of Investment Practices and Other Investment Policies - Options," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date.

          For a general discussion of futures contracts and options on futures contracts, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments and When-Issued Securities. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on when-issued securities and forward commitments.

          Interest Rate Transactions (Swaps, Caps and Floors). The Portfolio may enter into interest rate swap, cap or floor transactions for hedging purposes. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. The Adviser does not intend to use these transactions in a speculative manner. For a general discussion on interest rate transactions, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

          General. As of December 31, 2006, the Portfolio's investments were rated (or equivalent quality):


                  o   A               1.34%
                  o   A-1+            1.60%
                  o   BBB             3.97%
                  o   Ba or BB        39.24%
                  o   B               45.78%
                  o   CCC             8.07%

          When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

          Fixed-Income Securities. The Portfolio may invest in fixed-income securities. For a general discussion on fixed-income securities, see "Description of Investment Practices and Other Investment Policies," below.


          Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities. For a general discussion on mortgage-related securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments and When-Issued Securities. The Portfolio may purchase or sell securities on a forward commitment basis and may purchase securities offered on a when-issued basis. For a general description of forward commitments and when-issued securities, see "Description of Investment Practices and Other Investment Policies," below.

          The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its NAV. The Adviser and the Directors of the Fund do not believe that the NAV of the Portfolio will be adversely affected by its purchase of securities on such basis.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options on future contracts, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

          Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 1/2 years and 10 years, GNMA Certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

          Put and Call Options. The Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Securities. The Portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For a general discussion of foreign securities and the risks associated with investments in foreign debt securities, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Currency Transactions. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies. For a general discussion of investments in foreign securities and forward currency exchange contracts, including the risks involved, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the U.S. Treasury with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Portfolio's Prospectuses. For a discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.


          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 80% of its net assets in high yield debt securities. For a discussion of credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN BALANCED SHARES PORTFOLIO

          Derivatives. The Portfolio may enter into derivatives transactions. Derivatives that the Portfolio may enter into include options on securities, options on foreign currencies, futures contracts and options thereon, forward currency exchange contracts, credit default swap agreements and synthetic foreign equity securities. For a general discussion on derivatives, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities. Subject to market conditions, the Portfolio may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written, if, as a result, more than 25% of the Portfolio's assets are subject to call options.

          The Portfolio may write a call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call options on securities.

          The Portfolio may write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loans institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Except as stated above, the Portfolio may not purchase or sell put or call options on securities or combinations of put and call options on securities.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Securities. The Portfolio may invest in foreign securities. For a general discussion on investments in foreign securities, including risks, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

          Derivatives. The Portfolio may enter into derivatives transactions. Derivatives that the Portfolio may enter into include options on securities, options on foreign currencies, futures contracts and options thereon, forward currency exchange contracts, credit default swap agreements and synthetic foreign equity securities. For a general discussion on derivatives, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may enter into short sales or maintain a short position. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Convertible Securities. The Portfolio may invest in convertible securities. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may invest in forward commitments. For a general discussion on forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

          General. The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by the Adviser. The Adviser's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government debt securities.


          The Portfolio normally invests in securities rated in the two highest ratings categories. Investments in securities rated below AA will also be considered for investment by the Portfolio when the Adviser believes that the risk of investing in such lower-rated securities is consistent with the Portfolio's objective and policies. The Adviser does not anticipate such investment to exceed 5% of net assets.


          U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. For a general discussion of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.


          Futures Contracts and Options on Futures Contracts. The Portfolio adheres to two percentage restrictions on the use of futures contracts. For a general discussion on futures contracts and options on futures contracts, as well as the use, risks and costs of futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a general discussion of forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing inconsistently with its policy of investing in high-quality debt securities. For a general discussion of credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

          General. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years.

          The Portfolio invests in investment grade securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB- or Baa3, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

          The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. The Adviser anticipates that, over time, Central and South America will tend to benefit as well from such broadening economic convergence.

          U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. For a general description of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.

          U.S. Government Guaranteed Mortgage-Related Securities. The Portfolio may invest in U.S. Government guaranteed mortgage-related securities, including GNMA certificates, FHLMC securities, FNMA securities and zero coupon Treasury securities. For information regarding U.S. Government guaranteed mortgage-related securities, see "Description of Investment Practices and Other Investment Policies," below.

          Canadian Government Guaranteed Mortgage-Related Securities. The Portfolio may invest in Canadian Government Guaranteed Mortgage-Related Securities. For a general discussion on these types of securities, see "Description of Investment Practices and Other Investment Policies -- Mortgage-Related Securities," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into futures contracts and options on futures contracts. For a general discussion of futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a general discussion of forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on U.S. Government Securities and Foreign Government Securities. The Portfolio may invest in options on U.S. Government Securities, as well as foreign government securities. For information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in investment grade securities, or (ii) more than 20% of its net assets in non-investment grade securities rated, at the time of investment, at least B- or B3. For a general discussion on credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Warrants. The Portfolio may invest in warrants. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies," below.

          For additional information about Canada, Mexico and Brazil, see Appendix B.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

          General. In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Adviser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

          The Portfolio invests significantly in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may (i) have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, (ii) be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and (iii) be in default or not current in the payment of interest or principal.

          A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela.

          As of December 31, 2006, the Portfolio's investments were rated (or equivalent quality):


                  o  A               6.21%
                  o  BBB            33.03%
                  o  Ba or BB       50.03%
                  o  B              10.73%


          Structured Securities and Sovereign Debt Obligations. The Portfolio invests at least 65% of its net assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          For a discussion of Structured Securities and Sovereign Debt Obligations, see "Description of Investment Practices and Other Investment Policies," below.

          Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

          In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender is interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch).

          When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

          U.S. and Non-U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.


          U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa3 or better by Moody's or BBB- or better by S&P, or Fitch), in high yield, high risk lower-rated securities (i.e., securities rated lower than Baa3 by Moody's or BBB- by S&P, or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. For a general discussion on securities ratings, see "Description of Investment Practices and Other Investment Policies - Securities Ratings," below.


          Interest Rate Transactions (Swaps, Caps and Floors). The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation. For additional information on interest rate transactions, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments and When-Issued Securities. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade). For a general discussion of forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.


          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. See "Description of Investment Practices and Other Investment Policies," below, for additional information on privately negotiated options transactions.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Warrants. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 65% of its total assets in sovereign debt obligations or in investments inconsistent with its restrictions on investing in specific countries. For further discussion on credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          General. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

          The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

          Depositary Receipts. The Portfolio may invest in depositary receipts. For a general discussion on depositary receipts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Contracts. The Portfolio may invest in forward contracts. For a general discussion on forward contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Convertible Securities. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Portfolio's Prospectuses. For a general discussion of convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion of rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.



          Options. The Portfolio may invest in options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and options thereon. For a general discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.


          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a discussion regarding forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Investments in Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities. For a general discussion on lower-rated fixed-income securities, see "Description of Investment Practices and Other Investment Policies," below.


          Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

          Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

          Declines in the price of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

          Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

          Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with incomplete nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.


          Foreign utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.


ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          General. The Portfolio generally will not invest in securities rated at the time of purchase below Caa3 by Moody's or CCC- by S&P or Fitch or in securities judged by the Adviser to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or the Adviser determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Illiquid Securities. The Portfolio will limit its investment in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. For a general discussion on Illiquid Securities, see "Description of Investment Practices and Other Investment Policies - Illiquid Securities," below.


          Foreign Securities. The Portfolio may invest without limit in securities of foreign issuers which are not publicly traded in the United States. For additional information on the risks involved in investing in foreign securities, see "Description of Investment Practices and Other Investment Policies," below.


          Forward Commitments and When-Issued and Delayed Delivery Securities. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. For additional information on when-issued securities and forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Options. As noted in the Portfolio's Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

          The Portfolio may purchase a security and then write a call option against that security, or it may purchase a security and concurrently write an option on it. The Portfolio also may write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date.

          For a general discussion on options, including puts and calls, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may write (sell) covered call and put options on securities indices and purchase call and put options on securities indices. The Portfolio may also purchase put options on securities indices to hedge its investments against a decline in value. For additional information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures and Options on Futures Contracts. The Portfolio may enter into stock futures contracts and may enter into foreign currency futures contracts. Such investment strategies will be used as a hedge and not for speculation. For further information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into forward currency exchange contracts for hedging purposes. For a general discussion of forward currency exchange contracts and their uses, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Forward Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes. The Portfolio may also write options on foreign currencies to increase return. For additional information about options on foreign currencies and the risks involved, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

          Derivatives. The Portfolio may enter into derivatives transactions. The derivatives that the Portfolio may use include options on securities, options on securities indices, futures contracts and options thereon, options on foreign currencies, forward contracts, forward currency exchange contracts and currency swaps. For a general discussion on derivatives, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may enter into forward commitments for the purchase or sale of securities. For a general discussion on forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may from time to time enter into standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may make short sales of securities or maintain a short position. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

          Risk of Foreign Investments. For a general discussion on foreign investments, see "Description of Investment Practices and Other Investment Policies," below.

          U.S. and Foreign Taxes. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes," below, and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO

          General. In implementing its policies, the Portfolio invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation potential. The Adviser adjusts the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.


          Companies in which the Portfolio invests include those whose processes, products or services are anticipated by the Adviser to benefit significantly from the utilization or commercial application of technological advancements and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).


          The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization, manufacture, or provision of technology significantly enhance the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

          Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

          Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

          Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

          Foreign Securities. The Portfolio invests in the securities of non-U.S. companies. For a general discussion on foreign securities, including the risks involved in investing in foreign securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write and purchase call and put options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may purchase and sell call options and purchase put options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio also may invest in options on securities indices. For a general discussion of options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          General. It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it also may invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of the Adviser, such investments are warranted to achieve the Portfolio's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities or preferred stocks, or it may hold its assets in cash. The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets, or such other amount permitted by guidance regarding the 1940 Act, may be invested in all such restricted or not readily marketable assets at any one time. For additional information on restricted securities, see "Description of Investment Practices and Other Investment Policies," below.

          In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments.

          There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity that is deemed to be desirable in order to achieve the Portfolio's investment objective.

          Special Situations. The Portfolio intends to invest in special situations from time to time. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may only make short sales of securities against the box. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Puts and Calls. The Portfolio may write and purchase call and put options. The Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others, and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio. For a general discussion of put and call options, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          General. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of real estate investment companies or REITs, including mortgage REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). The Portfolio may invest without limitation in shares of REITs. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.


          In selecting Real Estate Equity Securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant.

          The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. The Adviser believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

          The Adviser believes that an in-depth understanding of regional supply/demand balances by property type (current and forecast) and information that may be particular to certain geographical real estate regions, such as local development restrictions, are critical to real estate investing. The Adviser also believes investment evaluations must include an assessment of the properties owned by each of the companies it considers for investment and their exposure to regional fundamentals as described above. In addition, the Adviser seeks to understand development projects for each company it considers for inclusion in a Portfolio, and the exposure of properties under development to regional fundamentals as described above.

          The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

          The Portfolio may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Portfolio expects that it will not retain a debt security that is downgraded below BBB- or Baa3 or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

          Convertible Securities. The Portfolio may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may invest in forward commitments. For a general discussion of forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may invest in standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may invest in short sales. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.


          Subject to its policy of investing at least 80% of its net assets in equity securities of REITs and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Risk Factors Associated With the Real Estate Industry
-----------------------------------------------------

          REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

          Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Further, the yield characteristics of mortgage-backed securities, such as those in which the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

          Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

          A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

          The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the GNMA.

          General. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

          In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
ALLIANCEBERNSTEIN VALUE PORTFOLIO

          Currency Swaps. The Portfolios may enter into currency swaps for hedging purposes. For a general discussion on currency swaps, see "Description of Investment Practices and other Investment Policies," below.

          Forward Commitments and When-Issued Securities. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. For additional information on forward commitments and when-issued securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. Each Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. For a general discussion on forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.


          Convertible Securities. The AllianceBernstein Value Portfolio may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under its investment policies described in the Portfolio's prospectus. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. For a general discussion on put and call options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. Each Portfolio may purchase put and call options and write covered put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired.

          For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies - Options," below.

          Futures Contracts and Options on Futures Contracts. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. For additional information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with the Fund's custodian and such primary dealers. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolios may invest in rights and warrants but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. For further discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Risks of Investments in Foreign Securities. For a general discussion on the risks involved in investments in foreign securities, see "Description of Investment Practices and Other Investment Policies," below. Although a Portfolio may value its assets in terms of U.S. Dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should that Portfolio desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.


          The Portfolios may purchase foreign securities directly, as well as through U.S. Dollar-denominated American Depository Receipts ("ADRs"). ADRs are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and have readily available market quotations. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

          Convertible Securities. The Portfolio may invest in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described in the Portfolio's Prospectuses. For a general discussion regarding convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Depositary Receipts. The Portfolio may invest in depositary receipts. For a general discussion on depositary receipts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may enter into forward commitments for the purchase or sale of securities. For a general discussion on forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. For a general discussion on forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). For a discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options. For a general discussion of options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.


          Puts and Calls. The Portfolio may write and purchase exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and exchange-traded put options on common stocks written by others or combinations thereof. For additional information on put and call options, see "Description of Investment Practices and Other Investment Policies," below.

          Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. The Portfolio will not purchase and sell options on stock index futures contacts.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For additional information on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may make short sales of securities or maintain a short position. For further information on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Portfolio will be able to close a particular option or stock index futures position.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

          The Portfolios may invest in emerging market debt securities. Investments in emerging markets may be significantly more volatile and returns may differ substantially from investments in U.S. debt securities generally. Market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the value of the Portfolios' investments in emerging market debt securities.

          General. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment. The Portfolios will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the currencies held in its portfolio denominated or quoted in that currency.

          Stripped Mortgage-Related Securities. Each Portfolio may invest in stripped mortgage-related securities ("SMRS"). For a general discussion of mortgage-related securities, including SMRS, see "Description of Investment Practices and Other Investment Policies - Mortgage-Related Securities," below.

          Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Description of Certain Money Market Securities in Which the Portfolios May Invest. The Portfolios may invest in the following money market securities: certificates of deposit, bankers' acceptances, bank time deposits, commercial paper and variable notes. For information on these types of securities, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Asset-Backed Securities. The Portfolios may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

          Forward Commitments and When-Issued and Delayed Delivery Securities. Each Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. For additional information on forward commitments and when-issued and delayed delivery securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities. Each Portfolio may write and purchase call and put options on securities. Each Portfolio intends to write only covered options. Each of the Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. For additional information regarding options on securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. Each Portfolio may write (sell) covered call and put options and purchase call and put options on securities indices. For further information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts. Each Portfolio may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. For a general discussion of futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Futures Contracts. The Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For a general discussion on options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.


          Synthetic Foreign Equity Securities. The Portfolios may invest in synthetic foreign equity securities. For a general discussion on these transactions, see "Synthetic Foreign Equity Securities," below.

          Forward Currency Exchange Contracts. Each Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. For additional information about forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes or to increase return. For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO

          Special Investment Considerations. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

          Options. In seeking to attain long-term growth of capital, the Portfolio may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing put options, including listed put options and put options on market indices. For additional information on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may deal only in options on securities indices that are listed on a stock exchange or dealt in on a regulated market. However, the Portfolio may purchase or sell OTC options on financial instruments, if such transactions are more advantageous to the Portfolio or if quoted options having the required features are not available, provided that such transactions are made with highly rated counterparties specializing in these types of transactions. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. Generally, the foreign exchange transactions of the Portfolio will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Portfolio has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies.


          Forward currency exchange contracts must be either quoted on a stock exchange or dealt in or on a regulated market. However, the Portfolio may enter into forward currency exchange contracts with highly rated financial institutions. For a general discussion on forward currency exchange contracts, see "Description of Investment Practices and Other Investment Polices," below.


          Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Portfolio is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates.

          Contracts on currencies must either be quoted on a stock exchange or dealt in or on a regulated market except that the Portfolio may enter into currency forward contracts or swap arrangements with highly rated financial institutions.

          The Portfolio will segregate in a segregated account with its custodian bank liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker.

          Currency Swaps. The Portfolio may enter into currency swaps for hedging purposes. For a general discussion on currency swaps, see "Description of Investment Practices and Other Investment Policies," below.

          ADRs, EDRs, and GDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Portfolio may invest in ADRs, European Depositary Receipts (EDRs), Global Depositary Receipt (GDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

          Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. For a general discussion on stock index futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts").

          Options on interest rate futures must either be listed on an exchange or dealt in on a regulated market, except that the Portfolio may purchase or sell OTC options on financial instruments, if such transactions are more advantageous to the Portfolio or if quoted options having the required features are not available, provided that such transactions must be made with highly rated counterparties specializing in these types of transactions.

          For additional information on the use, risks and costs of futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Synthetic Foreign Equity Securities. The Portfolio may invest in synthetic foreign equity securities. For a general discussion on these transactions, see "Synthetic Foreign Equity Securities," below.


          Interest Rate Transactions (Swaps, Caps and Floors). In order to attempt to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. For additional information on interest rate transactions, see "Description of Investment Practices and Other Investment Policies," below.

INVESTMENT RESTRICTIONS

          Fundamental Investment Policies. The following investment restrictions, which are applicable to each of the Portfolios, supplement those set forth above and may not be changed without shareholder approval. A Portfolio may not:

          (a) concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For AllianceBernstein Money Market Portfolio, this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, each Portfolio, except AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Americas Government Income Portfolio, is diversified (as that term is defined in the 1940 Act).(2) This means that at least 75% of the Portfolio's assets consist of:

----------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the AllianceBernstein Money Market Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.

          o    Cash or cash items;

          o    Government securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policy
---------------------------------

          Each Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                       DESCRIPTION OF INVESTMENT PRACTICES
                          AND OTHER INVESTMENT POLICIES

--------------------------------------------------------------------------------

          This section describes the Portfolios' investment practices and associated risks, as well as certain other investment policies. Unless otherwise noted, a Portfolio's use of any of these practices is specified in "Investment Polices and Restrictions," above.

Certificates Of Deposit, Bankers' Acceptances And Bank Time Deposits
--------------------------------------------------------------------

          Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

Commercial Paper
----------------

          Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

Convertible Securities
----------------------

          Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------


          In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Portfolios may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

          Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a Portfolio, are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a Portfolio's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolios.
          --------------------------------------------------------------

          Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio will not write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          A Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          A Portfolio may write (sell) call and put options and purchase call and put options on securities indices.


          If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.


          The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, a Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, a Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          A Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A Portfolio intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. A Portfolio may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          A Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, a Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          A Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

          Interest Rate Transactions. A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. A Portfolio also may invest in interest rate transaction futures. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

          Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

          Synthetic Foreign Equity Securities. A Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          A Portfolio normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. A Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          A Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Investments In Lower-Rated Fixed-Income Securities
--------------------------------------------------

          Debt securities rated below investment grade, i.e., Ba3 and lower by Moody's or BB- and lower by S&P, and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody's or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody's, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody's are also judged to have speculative characteristics.


          The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. To the extent that there is no established secondary market for lower-rated securities, the Portfolios may experience difficulty in valuing such securities and, in turn, a Portfolio's assets.


          The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolios' securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolios, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.


          Non-rated securities will also be considered for investment by the Portfolios when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolios' objectives and policies.


          In seeking to achieve the Portfolios' investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of a Portfolio.


          Certain lower-rated securities in which the Portfolios may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to that Portfolio.


          Ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P's, Fitch's and Dominion Bond Rating Service's bond and commercial paper ratings.


          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.


Foreign Securities
------------------

          Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

          Special Risk Considerations. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

          There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.


          It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.


          With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Although the Portfolios value their assets daily in terms of U.S. Dollars, they do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

          Investors should understand that the expense ratio of a Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher, and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

          Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in a Portfolio, and there can be no assurance that a Portfolio's investment objective will be attained.

          Risks of Foreign Investments. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio invests and could adversely affect a Portfolio's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries other than those on which a Portfolio focuses its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require a Portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

          Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change.

Forward Commitments And When-Issued Securities
----------------------------------------------

          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, a Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, the FNMA or the FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.


          The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.


          At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          A Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although a Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Illiquid Securities And Non-Publicly Traded Securities
------------------------------------------------------

          A Portfolio will limit its investment in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments In Other Investment Companies
-----------------------------------------

          The Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted under Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities
-----------------------------

          Each Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolios may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolios may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Portfolio any income from the securities. The Portfolios may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks.

          The Portfolios will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolios will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Related Securities
---------------------------

          The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, CMOs, CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.


          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.


          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the U.S. Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the U.S. Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Canadian Government Guaranteed Mortgage Related Securities. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

          NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

          The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

          In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

          While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years, as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements
---------------------

          Certain of the Portfolios may invest in repurchase agreements. A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. A Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

          A Portfolio may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements. Currently, a Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

Rights And Warrants
-------------------

          Certain of the Portfolios may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Portfolio's investment portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Short Sales
-----------

          A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by a Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if a Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

Special Situations

          A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

          Certain of the Portfolios may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that a Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that are considered advantageous to the Portfolio and that are unavailable on a firm commitment basis. A Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days. A Portfolio will at all times maintain a segregated account with the Fund's custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines, and it may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Securities
---------------------

          Certain of the Portfolios may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described under "Investment in Other Investment Companies."

Trust Preferred Securities
--------------------------

          Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities-Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

          See Appendix A for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

          Zero Coupon Treasury Securities. Zero coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

          Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing a certain percentage of its assets in U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken, until final resolution of the issue, to include each Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments. However, if such securities are deemed to be U.S. Government Securities, a Portfolio will include them as such for purposes of determining its limitation on U.S. Government Securities.


Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------


          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Variable Notes
--------------

          Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.


Yankee Debt Securities
----------------------

          Yankee Debt Securities are U.S. Dollar denominated bonds typically issued in the United States by foreign governments and their Agencies, foreign banks and foreign corporations. Investments in Yankee Debt Securities are affected by interest rates in the United States and by the economic, political and other forces that impact the issuer locally, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, foreign withholding taxes and other foreign governmental restrictions.


General
-------

          The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's NAV, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's NAV, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's NAV and one foreign country when foreign securities comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

          In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

Other 1940 Act Restrictions
---------------------------

          Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Portfolio's total assets less liabilities (other than such borrowings), the asset coverage of that Portfolio's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Portfolio's portfolio would be 400%. Each Portfolio will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Portfolio to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Portfolio to incur related transaction costs and to realize taxable gains.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                PORTFOLIOS
                                                IN FUND            OTHER
NAME, ADDRESS*,         PRINCIPAL               COMPLEX            DIRECTORSHIPS
AGE AND                 OCCUPATIONS(S)          OVERSEEN           HELD
(YEAR ELECTED**)        DURING PAST 5 YEARS     BY DIRECTOR        BY DIRECTOR
----------------        -------------------     -----------        -------------

DIRECTOR

Marc O. Mayer, ***     Executive Vice               108        SCB Partners,
1345 Avenue of the     President of the                        Inc. and SCB Inc.
Americas               Adviser since 2001 and
New York, NY  10105    Executive Managing
49                     Director of
(2003)                 AllianceBernstein
                       Investments, Inc.
                       ("ABI") since 2003;
                       prior thereto, he was
                       head of
                       AllianceBernstein
                       Institutional
                       Investments, a unit of
                       the Adviser from
                       2001-2003.  Prior
                       thereto, Chief
                       Executive Officer of
                       Sanford C. Bernstein &
                       Co., LLC
                       (institutional
                       research and brokerage
                       arm of Bernstein & Co.
                       LLC) ("SCB & Co.") and
                       its predecessor since
                       prior to 2002.

DISINTERESTED
DIRECTORS

Chairman of the Board

William H. Foulk,      Investment Adviser and       110        None
Jr., # +               an Independent
74                     Consultant.  He was
(1990)                 formerly Senior
                       Manager of Barrett
                       Associates, Inc., a
                       registered
                       investment adviser,
                       with which he had
                       been associated
                       since prior to 2002.
                       He was formerly
                       Deputy Comptroller
                       and Chief Investment
                       Officer of the State
                       of New York and,
                       prior thereto, Chief
                       Investment Officer
                       of the New York Bank
                       for Savings.


David H. Dievler, #    Independent                  109        None
77                     Consultant.  Until
(1990)                 December 1994 he was
                       Senior Vice President
                       of AllianceBernstein
                       Corporation ("AB
                       Corp.") (formerly,
                       Alliance Capital
                       Management
                       Corporation)
                       responsible for mutual
                       fund administration.
                       Prior to joining AB
                       Corp. in 1984, he was
                       Chief Financial
                       Officer of Eberstadt
                       Asset Management since
                       1968.  Prior to that,
                       he was a Senior
                       Manager at Price
                       Waterhouse & Co.
                       Member of American
                       Institute of Certified
                       Public Accountants
                       since 1953.

John H. Dobkin, #      Consultant.  Formerly,       108        None
65                     President of Save
(1992)                 Venice, Inc.
                       (preservation
                       organization) from
                       2001-2002, Senior
                       Advisor from June
                       1999-June 2000 and
                       President of
                       Historic Hudson
                       Valley (historic
                       preservation) from
                       December 1989-May
                       1999. Previously,
                       Director of the
                       National Academy of
                       Design and during
                       1988-1992, Director
                       and Chairman of the
                       Audit Committee of
                       AB Corp.

Michael J. Downey, #   Consultant since             108       Asia Pacific
63                     January 2004.                          Fund, Inc. and
(2005)                 Formerly, managing                     The Merger Fund
                       partner of Lexington
                       Capital, LLC
                       (investment advisory
                       firm) from December
                       1997 until December
                       2003. Prior thereto,
                       Chairman and CEO of
                       Prudential Mutual
                       Fund Management from
                       1987 to 1993.

D. James Guzy, #       Chairman of the Board        108        Intel Corporation
71                     of PLX Technology                       (semi-conductors)
(2005)                 (semi-conductors) and                   and Cirrus Logic
                       of SRC Computers Inc.,                  Corporation
                       with which he has been                  (semi-conductors)
                       associated since prior
                       to 2002.  He is also
                       President of the Arbor
                       Company (private
                       family investments).

Nancy P. Jacklin, #    Formerly, U.S.               108        None
58                     Executive Director of
(2006)                 the International
                       Monetary Fund
                       (December 2002-May
                       2006); Partner,
                       Clifford Chance
                       (1992-2002); Senior
                       Counsel,
                       International
                       Banking and Finance,
                       and Associate
                       General Counsel,
                       Citicorp
                       (1985-1992);
                       Assistant General
                       Counsel
                       (International),
                       Federal Reserve
                       Board of Governors
                       (1982-1985); and
                       Attorney Advisor,
                       U.S. Department of
                       the Treasury
                       (1973-1982). Member
                       of the Bar of the
                       District of Columbia
                       and of New York; and
                       member of the
                       Council on Foreign
                       Relations.

Marshall C.         Principal of Turner             108        The George Lucas
Turner, Jr., #      Venture Associates                         Educational
65                  (venture capital and                       Foundation and
(2005)              consulting) since prior                    National
                    to 2002.  From 2003 until                  Datacast, Inc.
                    May 31, 2006, he was CEO
                    of Toppan Photomasks,
                    Inc., Austin, Texas
                    (semi-conductor
                    manufacturing services).

Earl D. Weiner, #   Of Counsel, and Partner         107        None
67                  from 1976 - 2006, of the
(2007)              law firm Sullivan &
                    Cromwell LLP,
                    specializing in
                    investment
                    management,
                    corporate, and
                    securities law;
                    member of Task Force
                    on Fund Director's
                    Guidebook, Federal
                    Regulation of
                    Securities
                    Commission.

----------

* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Fund's Directors.
*** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+    Member of the Fair Value Pricing Committee.


          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.


          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met seven times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met eight times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                       AGGREGATE DOLLAR RANGE
                                 DOLLAR RANGE OF       OF EQUITY SECURITIES
                                 EQUITY SECURITIES     IN THE ALLIANCEBERNSTEIN
                                 IN THE FUND AS OF     FUND COMPLEX AS OF
                                 DECEMBER 31, 2006*    DECEMBER 31, 2006
                                 ------------------    -------------------------

Marc O. Mayer                          None             Over $100,000
David H. Dievler                       None             Over $100,000
John H. Dobkin                         None             Over $100,000
Michael J. Downey                      None             Over $100,000
William H. Foulk, Jr.                  None             Over $100,000
D. James Guzy                          None             $50,001 - $100,000
Nancy P. Jacklin                       None             $50,001 - $100,000**
Marshall C. Turner, Jr.                None             Over $100,000
Earl D. Weiner                         None             None***

----------
* The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts.

** Ms. Jacklin became a Director in June 2006. As of March 1, 2007, the aggregate dollar range of securities owned in all of the AllianceBernstein registered investment companies was over $100,000.


*** Mr. Weiner became a Director on January 1, 2007. As of March 1, 2007, the aggregate dollar range of securities owned in all of the AllianceBernstein registered investment companies was over $100,000.

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME,                     POSITION(S)                PRINCIPAL OCCUPATION
ADDRESS* AND AGE          HELD WITH FUND             DURING PAST 5 YEARS
----------------          --------------             --------------------

Marc O. Mayer,            President and Chief        See biography above.
49                        Executive Officer

Philip L. Kirstein,       Senior Vice President and  Senior Vice President and
61                        Independent Compliance     Independent Compliance
                          Officer                    Officer - Mutual Funds of
                                                     the Adviser,** with which
                                                     he has been associated
                                                     since October 2004.
                                                     Prior thereto, he was Of
                                                     Counsel to Kirkpatrick &
                                                     Lockhart, LLP from
                                                     October 2003 to October
                                                     2004, and General Counsel
                                                     and First Vice President
                                                     of Merrill Lynch
                                                     Investment Managers L.P.
                                                     since prior to 2002 until
                                                     March 2003.

Hiromitsu Agata,          Vice President             Senior Vice President of
44                                                   AllianceBernstein Japan
                                                     Ltd. ("ABJL"),** with
                                                     which he has been
                                                     associated since prior to
                                                     2002.

Andrew M. Aran,           Vice President             Senior Vice President
50                                                   of the Adviser,** with
                                                     which he has been
                                                     associated since prior to
                                                     2002.

Bruce K. Aronow,          Vice President             Senior Vice President of
40                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

William D. Baird,         Vice President             Senior Vice President of
38                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Stephen Beinhacker,       Vice President             Senior Vice President of
42                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Isabel Buccellati,        Vice President             Vice President
38                                                   of AllianceBernstein
                                                     Limited ("ABL"),** with
                                                     which she has been
                                                     associated since prior to
                                                     2002.

Frank V. Caruso,          Vice President             Senior Vice President of
50                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002, CFA
                                                     and CIO of Relative Value.

Maria R. Cona,            Vice President             Vice President of the
52                                                   Adviser,** with which she
                                                     has been associated since
                                                     prior to 2002.

Michael P. Curcio,        Vice President             Senior Vice President of
41                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Henry S. D'Auria,         Vice President             Senior Vice President of
45                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.
                                                     Chief Investment Officer
                                                     of Emerging Markets Value
                                                     Equities since 2002 and
                                                     Co-Chief Investment
                                                     Officer of International
                                                     Value Equities of the
                                                     Adviser since June 2003.

Paul J. DeNoon,           Vice President             Senior Vice President of
45                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Scott DiMaggio,           Vice President             Senior Vice President of
35                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Gershon M. Distenfeld,    Vice President             Vice President of the
31                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2002.

Sharon E. Fay,            Vice President             Executive Vice President
46                                                   of the Adviser,** with
                                                     which she has been
                                                     associated since prior to
                                                     2002, Chief Investment
                                                     Officer of Global Value
                                                     Equities (since June
                                                     2003). Until January
                                                     2006, Ms. Fay was Co-CIO
                                                     of  U.K. and European
                                                     Value Equities.

Marilyn G. Fedak,         Vice President             Executive Vice President
60                                                   of the Adviser,** with
                                                     which she has been
                                                     associated since prior to
                                                     2002.  She is head of
                                                     Sanford C. Bernstein &
                                                     Co., Inc.'s**  Value
                                                     Equities Business and
                                                     Co-Chief Investment
                                                     Officer of U.S. Value
                                                     Equities.

Norman M. Fidel,          Vice President             Senior Vice President of
61                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Thomas J. Fontaine,       Vice President             Senior Vice President of
41                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Eric J. Franco,           Vice President             Senior Vice President of
47                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

John Giaquinta,           Vice President             Administrative Officer of
43                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Robert Ginsberg,          Vice President             Senior Vice President of
35                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Aryeh Glatter,            Vice President             Senior Vice President of
40                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Fernando Grisales,        Vice President             Assistant Vice President
27                                                   of the Adviser,** with
                                                     which he has been
                                                     associated since prior to
                                                     2002.

Mark A. Hamilton,         Vice President             Senior Vice President of
42                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

David P. Handke, Jr.,     Vice President             Senior Vice President of
57                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Syed J. Hasnain,          Vice President             Senior Vice President of
42                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Eric Hewitt,              Vice President             Vice President of the
36                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2002.

William Johnston,         Vice President             Senior Vice President of
46                                                   ABL,** with which he has
                                                     been associated since
                                                     prior to 2002.

Shawn E. Keegan,          Vice President             Vice President of the
35                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2002.

N. Kumar Kirpalani,       Vice President             Senior Vice President of
53                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Joran Laird,              Vice President             Vice President of the
32                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2002.

Samantha Lau,             Vice President             Senior Vice President of
34                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2002.

Alan E. Levi,             Vice President             Senior Vice President of
57                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Michael J. Levy,          Vice President             Senior Vice President of
37                                                   ABL,** with which he has
                                                     been associated since
                                                     prior to 2002.

Joshua Lisser,            Vice President             Senior Vice President of
40                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

James W. MacGregor,       Vice President             Senior Vice President of
39                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002, and
                                                     Director of Research for
                                                     Small- and Mid-Cap Value
                                                     Equities.

John Mahedy,              Vice President             Senior Vice President of
43                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002,
                                                     Co-Chief Investment
                                                     Officer of U.S. Value
                                                     Equities since 2003 and
                                                     Director of Research for
                                                     U.S. Value Equities since
                                                     prior to 2002.

Alison M. Martier,        Vice President             Senior Vice President of
50                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2002.

Christopher W. Marx,      Vice President             Senior Vice President of
39                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Teresa Marziano,          Vice President             Senior Vice President of
52                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2002.

Seth J. Masters,          Vice President             Executive Vice President
47                                                   of the Adviser,** with
                                                     which he has been
                                                     associated since prior to
                                                     2002 and Chief Investment
                                                     Officer for Blend
                                                     Strategies.

Melanie A. May,           Vice President             Vice President of the
37                                                   Adviser,** with which she
                                                     has been associated since
                                                     prior to 2002.

Joel J. McKoan,           Vice President             Senior Vice President of
49                                                   the Adviser,** with which
                                                     he has been associated
                                                     since September 2003.  He
                                                     is also the Director of
                                                     the Global Credit
                                                     Team.  Prior thereto,
                                                     he was a Managing
                                                     Director at UBS Warburg
                                                     where he headed the North
                                                     American Debt Syndicate
                                                     Group, with
                                                     responsibility for
                                                     primary trading of
                                                     corporate debt,
                                                     emerging market debt and
                                                     structured products from
                                                     2000 to 2003.  In
                                                     addition, Mr. McKoan was
                                                     Global Co-Head of the CDO
                                                     Group at UBS Warburg from
                                                     2002 to 2003 and a
                                                     Managing Director at
                                                     PaineWebber (acquired by
                                                     UBS in 2000), where he
                                                     managed the UBS Credit
                                                     Trading Group since prior
                                                     to 2002.

Siobhan F. McManus,       Vice President             Senior Vice President of
45                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2002.

Michael L. Mon,           Vice President             Vice President of the
38                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2002.

Jason Moshos,             Vice President             Vice President of the
30                                                   Adviser,** with which he
                                                     has been associated
                                                     since prior to 2002.

Christopher H. Nikolich,  Vice President             Senior Vice President of
37                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Raymond J. Papera,        Vice President             Senior Vice President of
51                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Michele Patri,            Vice President             Vice President of ABL**
43                                                   and a Non-U.S. Developed
                                                     Analyst since prior to
                                                     2002.

Joseph G. Paul,           Vice President             Senior Vice President of
47                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002,
                                                     Chief Investment Officer
                                                     of Small- and Mid-Cap
                                                     Value Equities (since
                                                     2002) and Advanced Value
                                                     (since prior to 2002) and
                                                     Co-Chief Investment
                                                     Officer of Real Estate
                                                     Investments since July
                                                     2004.

Douglas J. Peebles,       Vice President             Executive Vice President
41                                                   of the Adviser,** with
                                                     which he has been
                                                     associated since prior to
                                                     2002.

John D. Phillips,         Vice President             Senior Vice President of
60                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Jeffrey S. Phlegar,       Vice President             Executive Vice President
40                                                   of the Adviser,** with
                                                     which he has been
                                                     associated since prior to
                                                     2002.

Jack E. Plym,             Vice President             Senior Vice President of
41                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

James G. Reilly,          Vice President             Executive Vice President
45                                                   of the Adviser,** with
                                                     which he has been
                                                     associated since prior to
                                                     2002.

Michael J. Reilly,        Vice President             Senior Vice President of
42                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Paul C. Rissman,          Vice President             Executive Vice President
50                                                   of the Adviser,** with
                                                     which he has been
                                                     associated since prior to
                                                     2002.

Steve C. Scanlon,         Vice President             Senior Vice President of
37                                                   ABI,** with which he has
                                                     been associated since
                                                     September 2003.  In
                                                     addition to his position
                                                     as Senior Vice President
                                                     of the Adviser, he
                                                     assumed his new position
                                                     as  National Sales
                                                     Director for Insurance
                                                     Products in August 2004.
                                                     Prior thereto, he was a
                                                     Senior Vice President at
                                                     Manulife Financial since
                                                     prior to 2002.

Thomas A. Schmitt,        Vice President             Senior Vice President of
49                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Jane E. Schneirov,        Vice President             Senior Vice President of
37                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2002.

Matthew S. Sheridan,      Vice President             Vice President of the
32                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2002.

Kevin F. Simms,           Vice President             Senior Vice President of
41                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002, and
                                                     Co-Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     2003.  He also has been
                                                     Director of Research for
                                                     Global and International
                                                     Value Equities since
                                                     prior to 2002.

Valli Srikanthapalan,     Vice President             Senior Vice President of
33                                                   ABL,** with which she has
                                                     been associated since
                                                     prior to 2002.

Francis X. Suozzo,        Vice President             Senior Vice President of
49                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Christopher M. Toub,      Vice President             Executive Vice President
47                                                   of the Adviser,** with
                                                     which he has been
                                                     associated since prior to
                                                     2002.

Annie C. Tsao,            Vice President             Senior Vice President of
54                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2002.

Wen-Tse Tseng,            Vice President             Vice President of the
41                                                   Adviser,** with which he
                                                     has been associated since
                                                     March 2006.  Prior
                                                     thereto, he was the
                                                     healthcare-sector
                                                     portfolio manager for the
                                                     small-cap growth team at
                                                     William D. Witter from
                                                     August 2003 to February
                                                     2006.  He also worked at
                                                     Weiss, Peck & Greer,
                                                     managing the healthcare
                                                     sector with the same team
                                                     with which he worked at
                                                     William D. Witter from
                                                     April 2002 to August
                                                     2003.  Prior thereto, he
                                                     was a senior healthcare
                                                     analyst at JP Morgan
                                                     Fleming Asset Management
                                                     since prior to 2002.

Jean Van De Walle,        Vice President             Senior Vice President of
48                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Paul Vogel,               Vice President             Senior Vice President of
34                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

(Scott) Patrick Wallace,  Vice President             Senior Vice President of
42                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Janet A. Walsh,           Vice President             Senior Vice President of
45                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2002.

Andrew J. Weiner,         Vice President             Senior Vice President of
38                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2002.

Greg J. Wilensky,         Vice President             Senior Vice President of
40                                                   the Adviser,** and
                                                     Director of Stable Value
                                                     Investments, with which
                                                     he has been associated
                                                     since prior to 2002.

Atsushi Yamamoto,         Vice President             Senior Vice President of
40                                                   ABJL,** with which he has
                                                     been associated since
                                                     prior to 2002.

Joseph J. Mantineo,       Treasurer and              Senior Vice President of
48                        Chief Financial            ABIS,**  with which he
                          Officer                    has been associated since
                                                     prior to 2002.

Emilie D. Wrapp,          Secretary                  Senior Vice President,
51                                                   Assistant General Counsel
                                                     and Assistant Secretary
                                                     of ABI,** with which she
                                                     has been associated since
                                                     prior to 2002.

Thomas R. Manley,         Controller                 Vice President of the
55                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2002.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, AllianceBernstein Investments, Inc., ABIS, ABL, ABJL, and SCB & Co. are affiliates of the Fund.


          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended December 31, 2006, the aggregate compensation paid to each of the Directors during calendar year 2006 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                        Total Number of
                                                              Total Number of           Investment Portfolios
                                                              Registered Investment     in the
                                                              Companies in the          AllianceBernstein
                                       Total Compensation     AllianceBernstein         Fund Complex,
                                       From the               Fund Complex,             Including the Fund,
                       Aggregate       AllianceBernstein      Including the Fund, as    as to which the
                       Compensation    Fund Complex,          to which the Director is  Director is a Director
Name of Director       From the Fund   Including the Fund     a Director or Trustee     or Trustee
----------------       -------------   ------------------     ---------------------     ----------------

Marc O. Mayer            $0              $0                            39                       108
David H. Dievler         $4,401          $225,125                      40                       109
John H. Dobkin           $4,468          $234,625                      39                       108
Michael J. Downey        $4,263          $215,125                      39                       108
William H. Foulk, Jr.    $7,862          $434,625                      41                       110
D. James Guzy            $4,263          $215,125                      39                       108
Nancy P. Jacklin         $1,906          $112,625                      39                       108
Marshall C. Turner, Jr.  $4,257          $214,625                      39                       108
Earl D. Weiner           $0              $0                            38                       107


          As of April 5, 2007, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2006, totaling approximately $717 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.1% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AB Corp. is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of December 31, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.9% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.3% in the Adviser. As of December 31, 2006, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.2% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

          The Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the AllianceBernstein Americas Government Income Portfolio, the AllianceBernstein Global Dollar Government Portfolio and the AllianceBernstein Utility Income Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993.

          The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the AllianceBernstein Growth Portfolio and the AllianceBernstein International Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994.

          The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the AllianceBernstein Global Technology Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995.

          The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the AllianceBernstein Small Cap Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996.

          The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the AllianceBernstein Real Estate Investment Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996.

          The Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the AllianceBernstein High Yield Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997.

          The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio and the AllianceBernstein International Value Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001.

          The Advisory Agreement was amended as of May 1, 2003 to provide for the addition of the AllianceBernstein U.S. Large Cap Blended Style Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 15-17, 2003.

          The Advisory Agreement was amended as of May 1, 2004 to provide for the addition of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on March 16-18, 2004.

          The Advisory Agreement was amended as of May 1, 2005 to provide for the addition of the AllianceBernstein Global Research Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on February 8-10, 2005.

          The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2006.

PORTFOLIO                                                       AMOUNT RECEIVED
---------                                                       ---------------

AllianceBernstein Money Market Portfolio                           $86,750
AllianceBernstein Large Cap Growth Portfolio                       $86,750
AllianceBernstein Growth and Income Portfolio                      $86,750
AllianceBernstein U.S. Government/High Grade Securities Portfolio  $86,750
AllianceBernstein High Yield Portfolio                             $86,750
AllianceBernstein Balanced Shares Portfolio                        $86,750
AllianceBernstein International Research Growth Portfolio          $86,750
AllianceBernstein Global Bond Portfolio                            $86,750
AllianceBernstein Americas Government Income Portfolio             $86,750
AllianceBernstein Global Dollar Government Portfolio               $86,750
AllianceBernstein Utility Income Portfolio                         $86,750
AllianceBernstein Growth Portfolio                                 $86,750
AllianceBernstein International Growth Portfolio                   $86,750
AllianceBernstein Global Technology Portfolio                      $86,750
AllianceBernstein Small Cap Growth Portfolio                       $86,750
AllianceBernstein Real Estate Investment Portfolio                 $86,750
AllianceBernstein International Value Portfolio                    $86,750
AllianceBernstein Small/Mid Cap Value Portfolio                    $86,750
AllianceBernstein Value Portfolio                                  $86,750
AllianceBernstein U.S. Large Cap Blended Style Portfolio           $0
AllianceBernstein Wealth Appreciation Strategy Portfolio           $0
AllianceBernstein Balanced Wealth Strategy Portfolio               $0
AllianceBernstein Global Research Growth Portfolio                 $0



          For services rendered by the Adviser under the Advisory Agreements, the Portfolios paid the Adviser, effective September 7, 2004, the annual percentage rates of the average daily NAV as listed below (for the year 2004, the Portfolios' previously effective advisory fees were waived to this amount by the Adviser after January 1, 2004).

                                                            CONTRACTUAL FEE, AS A PERCENTAGE OF THE
                                                                   PORTFOLIO'S AGGREGATE
PORTFOLIO                                                               NET ASSETS
---------                                                   ----------------------------------------
AllianceBernstein Money Market Portfolio                  .45 of 1% of the first $2.5 billion, .40 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .35 of 1% of the excess over $5 billion

AllianceBernstein Large Cap Growth Portfolio              .75 of 1% of the first $2.5 billion, .65 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

AllianceBernstein Growth and Income Portfolio             .55 of 1% of the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein U.S. Government/High Grade Securities   .45 of 1% of the first $2.5 billion, .40 of 1% of
Portfolio                                                 the excess over $2.5 billion up to $5 billion and
                                                          .35 of 1% of the excess over $5 billion

AllianceBernstein High Yield Portfolio                    .50 of 1% of the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein Balanced Shares Portfolio               .55 of 1% of the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein International Research Growth           .75 of 1% of the first $2.5 billion, .65 of 1% of
Portfolio                                                 the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

AllianceBernstein Global Bond Portfolio                   .45 of 1% of the first $2.5 billion, .40 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .35 of 1% of the excess over $5 billion

AllianceBernstein Americas Government Income Portfolio    .50 of 1% of the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein Utility Income Portfolio                .55 of 1% of the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein Global Dollar Government Portfolio      .50 of 1% if the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein International Growth Portfolio          .75 of 1% of the first $2.5 billion, .65 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

AllianceBernstein Growth Portfolio                        .75 of 1% of the first $2.5 billion, .65 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

AllianceBernstein Global Technology Portfolio             .75 of 1% of the first $2.5 billion, .65 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

AllianceBernstein Small Cap Growth Portfolio              .75 of 1% of the first $2.5 billion, .65 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

AllianceBernstein Real Estate Investment Portfolio        .55 of 1% of the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein International Value Portfolio           .75 of 1% of the first $2.5 billion, .65 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

AllianceBernstein Small/Mid Cap Value Portfolio           .75 of 1% of the first $2.5 billion, .65 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

AllianceBernstein Value Portfolio                         .55 of 1% of the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein U.S. Large Cap Blended Style Portfolio  .65 of 1% of the first $2.5 billion, .55 of 1% of the excess over $2.5 billion up to $5 billion and
                                                          .50 of 1% of the excess over $5 billion

AllianceBernstein Wealth Appreciation Strategy Portfolio  .65 of 1% of the first $2.5 billion, .55 of 1% of the excess over $2.5 billion up to $5 billion and
                                                          .50 of 1% of the excess over $5 billion

AllianceBernstein Balanced Wealth Strategy Portfolio      .55 of 1% of the first $2.5 billion, .45 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .40 of 1% of the excess over $5 billion

AllianceBernstein Global Research Growth Portfolio        .75 of 1% of the first $2.5 billion, .65 of 1% of
                                                          the excess over $2.5 billion up to $5 billion and
                                                          .60 of 1% of the excess over $5 billion

          These fees are accrued daily and paid monthly. The Adviser has contractually agreed to waive its fees and bear certain expenses so that total Portfolio expenses do not exceed on an annual basis 1.20% and 1.45% of average daily net assets for Class A shares and Class B shares, respectively, of the AllianceBernstein U.S. Large Cap Blended Style Portfolio, the AllianceBernstein Wealth Appreciation Strategy Portfolio, the AllianceBernstein Balanced Wealth Strategy Portfolio and the AllianceBernstein Global Research Growth Portfolio. This waiver extends through the current fiscal year for the AllianceBernstein U.S. Large Cap Blended Style Portfolio, the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio and May 1, 2007 for the AllianceBernstein Global Research Growth Portfolio, and may be extended by the Adviser for additional one-year terms.

          The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

PORTFOLIO                                       FISCAL YEAR END DECEMBER 31    AMOUNT RECEIVED
---------                                       --------------------------     ---------

AllianceBernstein Money Market Portfolio
                                                          2004                 $    403,329*
                                                          2005                 $    284,954
                                                          2006                 $    262,247

AllianceBernstein Large Cap Growth Portfolio
                                                          2004                 $ 10,112,774*
                                                          2005                 $  8,781,605
                                                          2006                 $  7,856,903

AllianceBernstein Growth and Income Portfolio
                                                          2004                 $ 13,473,294*
                                                          2005                 $ 14,516,438
                                                          2006                 $ 13,752,138

AllianceBernstein U.S. Government/High Grade
Securities Portfolio
                                                          2004                 $    616,843*
                                                          2005                 $    537,925
                                                          2006                 $    448,128

AllianceBernstein High Yield Portfolio
                                                          2004                 $    269,514*
                                                          2005                 $    250,252
                                                          2006                 $    217,336

AllianceBernstein Balanced Shares Portfolio
                                                          2004                 $  1,259,081*
                                                          2005                 $  1,265,133
                                                          2006                 $  1,154,081

AllianceBernstein International Research Growth
Portfolio
                                                          2004                 $    440,657*
                                                          2005                 $    508,574
                                                          2006                 $    588,265

AllianceBernstein Global Bond Portfolio
                                                          2004                 $    305,018*
                                                          2005                 $    299,554
                                                          2006                 $    226,942

AllianceBernstein Americas Government Income
Portfolio
                                                          2004                 $    303,340*
                                                          2005                 $    282,660
                                                          2006                 $    241,466

AllianceBernstein Global Dollar Government
Portfolio
                                                          2004                 $    136,768*
                                                          2005                 $    138,486
                                                          2006                 $    142,102

AllianceBernstein Utility Income Portfolio
                                                          2004                 $    273,962*
                                                          2005                 $    356,552
                                                          2006                 $    388,916

AllianceBernstein Growth Portfolio
                                                          2004                 $  2,073,373
                                                          2005                 $  2,076,979
                                                          2006                 $  1,883,490

AllianceBernstein International Growth Portfolio
                                                          2004                 $    333,103*
                                                          2005                 $    482,777
                                                          2006                 $    771,112

AllianceBernstein Global Technology Portfolio
                                                          2004                 $  2,171,681*
                                                          2005                 $  1,840,660
                                                          2006                 $  1,889,748

AllianceBernstein Small Cap Growth Portfolio
                                                          2004                 $    588,672*
                                                          2005                 $    557,481
                                                          2006                 $    553,548

AllianceBernstein Real Estate Investment
Portfolio
                                                          2004                 $    701,496*
                                                          2005                 $    596,608
                                                          2006                 $    566,189

AllianceBernstein Small/Mid Cap Value Portfolio
                                                          2004                 $  1,553,780*
                                                          2005                 $  2,118,599
                                                          2006                 $  2,727,761

AllianceBernstein Value Portfolio
                                                          2004                 $    722,024*
                                                          2005                 $    902,805
                                                          2006                 $  1,339,967

AllianceBernstein International Value Portfolio
                                                          2004                 $  1,585,426*
                                                          2005                 $  4,131,454
                                                          2006                 $ 10,410,605

AllianceBernstein U.S. Large Cap Blended Style
Portfolio
                                                          2004                 $          0*
                                                          2005                 $          0*
                                                          2006                 $     16,238*

AllianceBernstein Wealth Appreciation Strategy
Portfolio
                                                          2004                 $           0*
                                                          2005                 $           0*
                                                          2006                 $      35,992*

AllianceBernstein Balanced Wealth Strategy
Portfolio
                                                          2004                 $           0*
                                                          2005                 $     191,530*
                                                          2006                 $     563,936

AllianceBernstein Global Research Growth
Portfolio
                                                          2005                 $           0*
                                                          2006                 $           0*


----------

* Amounts received are net of the amounts the Adviser waived under a contractual fee waiver or otherwise. Amounts waived were:


                                                          AMOUNT WAIVED UNDER
                                                          CONTRACTUAL FEE WAIVER
                                                          OR OTHERWISE
                                                          ----------------------

AllianceBernstein Money Market Portfolio                      2004  $    33,054

AllianceBernstein Large Cap Growth Portfolio                  2004  $ 2,393,982

AllianceBernstein Growth and Income Portfolio                 2004  $ 1,231,926

AllianceBernstein U.S. Government/High Grade Securities       2004  $   142,823
Portfolio

AllianceBernstein High Yield Portfolio                        2004  $    91,464

AllianceBernstein Balanced Shares Portfolio                   2004  $   116,078

AllianceBernstein International Research Growth Portfolio     2004  $    98,040

AllianceBernstein Global Bond Portfolio                       2004  $    92,199

AllianceBernstein Americas Government Income Portfolio        2004  $    63,425

AllianceBernstein Global Dollar Government Portfolio          2004  $    46,812

AllianceBernstein Utility Income Portfolio                    2004  $    64,431

AllianceBernstein International Growth Portfolio              2004  $    71,720

AllianceBernstein Global Technology Portfolio                 2004  $   507,681

AllianceBernstein Small Cap Growth Portfolio                  2004  $   132,548

AllianceBernstein Real Estate Investment Portfolio            2004  $   288,189

AllianceBernstein International Value Portfolio               2004  $   311,760

AllianceBernstein Small/Mid Cap Value Portfolio               2004  $   331,458

AllianceBernstein Value Portfolio                             2004  $   172,333

AllianceBernstein U.S. Large Cap Blended Style Portfolio      2004  $   108,107
                                                              2005  $   106,596
                                                              2006  $    90,927

AllianceBernstein Wealth Appreciation Strategy Portfolio      2004  $    33,919
                                                              2005  $   166,503
                                                              2006  $   191,660

AllianceBernstein Balanced Wealth Strategy Portfolio          2004  $    46,264
                                                              2005  $    91,206
                                                              2006  $         0

AllianceBernstein Global Research Growth Portfolio            2005  $    29,587
                                                              2006  $    72,351

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Advisory Agreement continues in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting held on December 20, 2006.


          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford
C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' PORTFOLIO MANAGERS

          Additional information regarding the investment professional(s)(3) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's prospectus.

----------

(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

          None of the investment professionals identified below owned any equity securities of the Portfolios directly or indirectly because shares of the Portfolios are held through the separate accounts of certain life insurance companies (the "Insurers").

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          The management of and investment decisions for the Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Mr. James G. Reilly, Mr. David P. Handke, Jr., Mr. Michael J. Reilly, Mr. (Scott) Patrick Wallace and Mr. Syed J. Hasnain are the investment professionals(4) with the most significant responsibility for the day-to-day management of the Portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------

(4) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. James G. Reilly, Mr. David P. Handke, Jr., Mr. Michael J. Reilly, Mr. (Scott) Patrick Wallace and Mr. Syed J. Hasnain also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                         Total         Total         Registered     Registered
                         Number of     Assets of     Investment     Investment
                         Registered    Registered    Companies      Companies
                         Investment    Investment    Managed with   Managed with
                         Companies     Companies     Performance-   Performance-
Portfolio Manager        Managed       Managed       based Fees     based Fees
--------------------------------------------------------------------------------

James G. Reilly             5       $3,964,000,000      None             None
David P. Handke, Jr.        5       $3,964,000,000      None             None
Michael J. Reilly           6       $4,012,000,000      None             None
(Scott) Patrick Wallace     7       $4,912,000,000      None             None
Syed Hasnain                6       $4,122,000,000      None             None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                         Total        Total          Pooled         Pooled
                         Number of    Assets of      Investment     Investment
                         Pooled       Pooled         Vehicles       Vehicles
                         Investment   Investment     Managed with   Managed with
                         Vehicles     Vehicles       Performance-   Performance-
Portfolio Manager        Managed      Managed        based Fees     based Fees
--------------------------------------------------------------------------------

James G. Reilly             8         $3,378,000,000   None           None
David P. Handke, Jr.        8         $3,378,000,000   None           None
Michael J. Reilly           8         $3,378,000,000   None           None
(Scott) Patrick Wallace     8         $3,378,000,000   None           None
Syed Hasnain                8         $3,378,000,000   None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                     Number of     Total
                         Total      Total            Other         Assets of
                         Number of  Assets of        Accounts      Other
                         Other      Other            Managed with  Accounts with
                         Accounts   Accounts         Performance-  Performance-
Portfolio Manager        Managed    Managed          based Fees    based Fees
--------------------------------------------------------------------------------

James G. Reilly          33,810     $19,591,000,000     3           $417,000,000
David P. Handke, Jr.     33,865     $18,080,000,000     3           $417,000,000
Michael J. Reilly        33,806     $16,875,000,000     4           $764,000,000
(Scott) Patrick Wallace  33,798     $17,955,000,000     6           $920,000,000
Syed Hasnain             33,793     $15,135,000,000     4           $533,000,000

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          Mr. Frank Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Registered               Registered
Number of            Assets of            Investment               Investment
Registered           Registered           Companies                Companies
Investment           Investment           Managed with             Managed with
Companies            Companies            Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------

   4                 $8,044,000,000         None                      None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Pooled                   Pooled
Number of            Assets of            Investment               Investment
Pooled               Pooled               Vehicles                 Vehicles
Investment           Investment           Managed with             Managed with
Vehicles             Vehicles             Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------
None                 None                 None                     None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                            Number of             Total
Total                 Total                 Other                 Assets of
Number of             Assets of             Accounts              Other
Other                 Other                 Managed with          Accounts with
Accounts              Accounts              Performance-          Performance-
Managed               Managed               based Fees            based Fees
--------------------------------------------------------------------------------

   5                 $2,456,000,000             1                 $2,064,000,000

ALLIANCEBERNSTEIN BALANCED SHARES PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


          While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of April 1, 2007, Mr. Frank Caruso, CFA, who is the CIO of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Portfolio's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Portfolio's investments since prior to 2002. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Portfolio's investments since prior to 2002.


          As of April 1, 2007, the U.S. Core Investment Grade: Core Fixed-Income Investment Team is responsible for day-to-day management of the debt component of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                      Total         Total            Registered     Registered
                      Number of     Assets of        Investment     Investment
                      Registered    Registered       Companies      Companies
                      Investment    Investment       Managed with   Managed with
                      Companies     Companies        Performance-   Performance-
Portfolio Manager     Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Frank Caruso            5          $10,589,000,000      None            None
Aryeh Glatter           3           $3,738,000,000      None            None
Alison M. Martier       4           $3,134,000,000      None            None
Greg J. Wilensky        1             $634,000,000      None            None
Shawn E. Keegan       None               None           None            None
Joran Laird           None               None           None            None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                      Total         Total            Pooled         Pooled
                      Number of     Assets of        Investment     Investment
                      Pooled        Pooled           Vehicles       Vehicles
                      Investment    Investment       Managed with   Managed with
                      Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager     Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Frank Caruso          None             None            None           None
Aryeh Glatter         None             None            None           None
Alison M. Martier      4           $1,562,000,000      None           None
Greg J. Wilensky       3           $2,033,000,000      None           None
Shawn E. Keegan       None             None            None           None
Joran Laird           None             None            None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total
                      Total      Total            Other           Assets of
                      Number of  Assets of        Accounts        Other
                      Other      Other            Managed with    Accounts with
                      Accounts   Accounts         Performance-    Performance-
Portfolio Manager     Managed    Managed          based Fees      based Fees
--------------------------------------------------------------------------------

Frank Caruso            5        $2,456,000,000        1          $2,064,000,000
Aryeh Glatter          14          $529,000,000      None              None
Alison M. Martier      34        $4,587,000,000      None              None
Greg J. Wilensky       25        $1,809,000,000        2            $477,000,000
Shawn E. Keegan        36          $818,000,000        1             $16,000,000
Joran Laird            29          $276,000,000      None              None

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Emerging Markets Investment Team. Mr. Paul J. DeNoon, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Paul J. DeNoon         8     $5,267,000,000        None           None
Mr. Fernando Grisales    None         None             None           None
Mr. Michael L. Mon         3       $196,000,000        None           None
Mr. Douglas J. Peebles     3       $162,000,000        None           None
Mr. Matthew Sheridan       5       $584,000,000        None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Pooled         Pooled
                        Number of   Assets of        Investment     Investment
                        Pooled      Pooled           Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Paul J. DeNoon       6          $13,729,000,000       None         None
Mr. Fernando Grisales   None               None           None         None
Mr. Michael L. Mon      None               None           None         None
Mr. Douglas J. Peebles   1             $383,000,000       None         None
Mr. Matthew Sheridan     2             $175,000,000       None         None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of       Total
                        Total      Total           Other           Assets of
                        Number of  Assets of       Accounts        Other
                        Other      Other           Managed with    Accounts with
                        Accounts   Accounts        Performance-    Performance-
Portfolio Manager       Managed    Managed         based Fees      based Fees
--------------------------------------------------------------------------------

Mr. Paul J. DeNoon         2       $231,00,0000       None            None
Mr. Fernando Grisales     None          None          None            None
Mr. Michael L. Mon        None          None          None            None
Mr. Douglas J. Peebles    None          None          None            None
Mr. Matthew Sheridan       12      $2,076,000,000     None            None

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          Ms. Annie Tsao is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Tsao also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Registered               Registered
Number of            Assets of            Investment               Investment
Registered           Registered           Companies                Companies
Investment           Investment           Managed with             Managed with
Companies            Companies            Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------

  1                  $254,000,000            None                     None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Pooled                   Pooled
Number of            Assets of            Investment               Investment
Pooled               Pooled               Vehicles                 Vehicles
Investment           Investment           Managed with             Managed with
Vehicles             Vehicles             Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------
  None                 None                 None                     None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                            Number of              Total
Total                 Total                 Other                  Assets of
Number of             Assets of             Accounts               Other
Other                 Other                 Managed with           Accounts with
Accounts              Accounts              Performance-           Performance-
Managed               Managed               based Fees             based Fees
--------------------------------------------------------------------------------
None                    None                   None                   None

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Growth Team. Mr. Alan E. Levi, Mr. Jack E. Plym, Mr. William D. Baird, and Mr. Robert Ginsberg are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Alan E. Levi         3            $5,725,000,000        2         $4,280,000,000
Jack E. Plym        None               None            None            None
William D. Baird     2              $137,000,000       None            None
Robert Ginsberg      1               $73,000,000       None            None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                      Total         Total            Pooled         Pooled
                      Number of     Assets of        Investment     Investment
                      Pooled        Pooled           Vehicles       Vehicles
                      Investment    Investment       Managed with   Managed with
                      Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager     Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Alan E. Levi            1           $6,000,000         None           None
Jack E. Plym            2          $18,000,000         None           None
William D. Baird        1         $679,000,000         None           None
Robert Ginsberg         3          $42,000,000         None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total
                      Total      Total            Other           Assets of
                      Number of  Assets of        Accounts        Other
                      Other      Other            Managed with    Accounts with
                      Accounts   Accounts         Performance-    Performance-
Portfolio Manager     Managed    Managed          based Fees      based Fees
--------------------------------------------------------------------------------
Alan E. Levi            12    $1,560,000,000        None              None
Jack E. Plym            10      $691,000,000        None              None
William D. Baird        13       $80,000,000          1            $31,000,000
Robert Ginsberg          6      $386,000,000        None              None

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO

          Ms. Janet Walsh is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Walsh also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Registered               Registered
Number of            Assets of            Investment               Investment
Registered           Registered           Companies                Companies
Investment           Investment           Managed with             Managed with
Companies            Companies            Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------

   7               $1,974,000,000              None                   None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Pooled                   Pooled
Number of            Assets of            Investment               Investment
Pooled               Pooled               Vehicles                 Vehicles
Investment           Investment           Managed with             Managed with
Vehicles             Vehicles             Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------

 14               $1,862,000,000               None                $7,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                            Number of              Total
Total                 Total                 Other                  Assets of
Number of             Assets of             Accounts               Other
Other                 Other                 Managed with           Accounts with
Accounts              Accounts              Performance-           Performance-
Managed               Managed               based Fees             based Fees
--------------------------------------------------------------------------------

 239                 $4,623,000,000               41               $693,000,000

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

          The management of and investment decisions for each of the Portfolio's portfolios are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Mr. Thomas J. Fontaine, Mr. Mark A. Hamilton, Mr. Joshua Lisser, Mr. Seth J. Masters and Mr. Christopher H. Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                      (excluding the referenced Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                      Total         Total            Registered     Registered
                      Number of     Assets of        Investment     Investment
                      Registered    Registered       Companies      Companies
                      Investment    Investment       Managed with   Managed with
                      Companies     Companies        Performance-   Performance-
Portfolio Manager     Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

AllianceBernstein U.S. Large Cap Blended Style Portfolio
--------------------------------------------------------

Mr. Thomas J. Fontaine      41      $36,318,000,000       None           None
Mr. Mark A. Hamilton        11      $10,050,000,000       None           None
Mr. Joshua Lisser           43      $41,142,000,000       None           None
Mr. Seth J. Masters         43      $41,142,000,000       None           None
Mr. Christopher H. Nikolich 43      $41,142,000,000       None           None

AllianceBernstein Wealth Appreciation Strategy Portfolio
--------------------------------------------------------


Mr. Thomas J. Fontaine      41      $36,298,000,000       None           None
Mr. Mark A. Hamilton        11      $10,030,000,000       None           None
Mr. Joshua Lisser           43      $41,122,000,000       None           None
Mr. Seth J. Masters         43      $41,122,000,000       None           None
Mr. Christopher H. Nikolich 43      $41,122,000,000       None           None

AllianceBernstein Balanced Wealth Strategy Portfolio
----------------------------------------------------


Mr. Thomas J. Fontaine      41      $36,199,000,000       None           None
Mr. Mark A. Hamilton        11       $9,931,000,000       None           None
Mr. Joshua Lisser           43      $41,023,000,000       None           None
Mr. Seth J. Masters         43      $41,023,000,000       None           None
Mr. Christopher H. Nikolich 43      $41,023,000,000       None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES*
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Pooled         Pooled
                        Number of   Assets of        Investment     Investment
                        Pooled      Pooled           Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Thomas J. Fontaine      291     $21,639,000,000       2         $620,000,000
Mr. Mark A. Hamilton        169      $8,753,000,000       1         $240,000,000
Mr. Joshua Lisser           293     $22,361,000,000       2         $620,000,000
Mr. Seth J. Masters         293     $22,361,000,000       2         $620,000,000
Mr. Christopher H. Nikolich 293     $22,361,000,000       2         $620,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS*
--------------------------------------------------------------------------------
                                                   Number of      Total
                        Total      Total           Other          Assets of
                        Number of  Assets of       Accounts       Other
                        Other      Other           Managed with   Accounts with
                        Accounts   Accounts        Performance-   Performance-
Portfolio Manager       Managed    Managed         based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Thomas J. Fontaine      245      $57,774,000,000       42     $9,860,000,000
Mr. Mark A. Hamilton        150      $35,204,000,000       34     $7,265,000,000
Mr. Joshua Lisser           290      $76,475,000,000       42     $9,860,000,000
Mr. Seth J. Masters         290      $76,475,000,000       42     $9,860,000,000
Mr. Christopher H. Nikolich 290      $76,475,000,000       42     $9,860,000,000



-------------------

* The Pooled Investment Vehicles and Other Accounts tables above provide information regarding Messrs. Fontaine, Hamilton, Lisser, Masters, and Nikolich for AllianceBernstein U.S. Large Cap Blended Style Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio, and AllianceBernstein Wealth Strategy Portfolio.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's Global Research Growth research sector heads with oversight by the Adviser's Global Research Growth Portfolio Oversight Group. Mr. Norman M. Fidel, Ms. Jane E. Schneirov, Mr. Eric Hewitt, Mr. Paul Vogel, Ms. Janet A. Walsh, Mr. Thomas A Schmitt, and Mr. Francis X. Suozzo are the research sector heads with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total         Total           Registered     Registered
                       Number of     Assets of       Investment     Investment
                       Registered    Registered      Companies      Companies
                       Investment    Investment      Managed with   Managed with
                       Companies     Companies       Performance-   Performance-
Portfolio Manager      Managed       Managed         based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Norman M. Fidel        6          $339,000,000      None           None
Ms. Jane E. Schneirov      4          $172,000,000      None           None
Mr. Eric Hewitt          None           None            None           None
Mr. Paul Vogel           None           None            None           None
Ms. Janet A. Walsh         7        $2,226,000,000      None           None
Mr. Thomas A. Schmitt      4          $238,000,000      None           None
Mr. Francis X.Suozzo       4          $404,000,000      None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total         Total           Pooled         Pooled
                       Number of     Assets of       Investment     Investment
                       Pooled        Pooled          Vehicles       Vehicles
                       Investment    Investment      Managed with   Managed with
                       Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager      Managed       Managed         based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Norman M. Fidel       14        $2,058,000,000      None           None
Ms. Jane E. Schneirov     13        $1,328,000,000      None        $6,000,000
Mr. Eric Hewitt          None           None            None           None
Mr. Paul Vogel           None           None            None           None
Ms. Janet A. Walsh        14        $1,862,000,000      None        $7,000,000
Mr. Thomas A. Schmitt     12        $1,802,000,000      None        $8,000,000
Mr. Francis X. Suozzo     13        $3,006,000,000      None       $14,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total
                      Total        Total          Other           Assets of
                      Number of    Assets of      Accounts        Other
                      Other        Other          Managed with    Accounts with
                      Accounts     Accounts       Performance-    Performance-
Portfolio Manager     Managed      Managed        based Fees      based Fees
--------------------------------------------------------------------------------

Mr. Norman M.Fidel        237     $4,297,000,000     41            $653,000,000
Ms. Jane E. Schneirov     237     $4,240,000,000     41            $643,000,000
Mr. Eric Hewitt          None         None          None               None
Mr. Paul Vogel           None         None          None               None
Ms. Janet A. Walsh        239     $4,623,000,000     41            $693,000,000
Mr. Thomas A. Schmitt     238     $5,781,000,000     41            $876,000,000
Mr. Francis X. Suozzo     237     $9,594,000,000     41          $1,454,000,000

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's International Research Growth senior sector analysts with oversight by the Adviser's International Research Growth Portfolio Oversight Group. Mr. William Johnston, Ms. Isabel Buccellati, Mr. Michele Patri, Ms. Valli Srikanthapalan, Mr. Atsushi Yamamoto, Mr. Hiromitsu Agata and Mr. Thomas Schmitt are the sector analyst-managers with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------

Mr. William Johnston       None          None           None           None
Ms. Isabel Buccellati      None          None           None           None
Mr. Michele Patri          None          None           None           None
Ms. Valli Srikanthapalan   None          None           None           None
Mr. Atsushi Yamamoto       None          None           None           None
Mr. Hiromitsu Agata        None          None           None           None
Mr. Thomas Schmitt          5          $251,000,000     None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                          Total         Total         Pooled        Pooled
                          Number of     Assets of     Investment    Investment
                          Pooled        Pooled        Vehicles      Vehicles
                          Investment    Investment    Managed with  Managed with
                          Vehicles      Vehicles      Performance-  Performance-
Portfolio Manager         Managed       Managed       based Fees    based Fees
--------------------------------------------------------------------------------

Mr. William Johnston      None           None            None          None
Ms. Isabel Buccellati     None           None            None          None
Mr. Michele Patri         None           None            None          None
Ms. Valli Srikanthapalan  None           None            None          None
Mr. Atsushi Yamamoto      None           None            None          None
Mr. Hiromitsu Agata       None           None            None          None
Mr. Thomas Schmitt         12         $1,802,000,000     None       $8,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total
                          Total      Total          Other          Assets of
                          Number of  Assets of      Accounts       Other
                          Other      Other          Managed with   Accounts with
                          Accounts   Accounts       Performance-   Performance-
Portfolio Manager         Managed    Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. William Johnston      None          None           None           None
Ms. Isabel Buccellati     None          None           None           None
Mr. Michele Patri         None          None           None           None
Ms. Valli Srikanthapalan  None          None           None           None
Mr. Atsushi Yamamoto      None          None           None           None
Mr. Hiromitsu Agata       None          None           None           None
Mr. Thomas Schmitt         238     $5,781,000,000       41         $876,000,000

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade Fixed Income Team. Ms. Alison Martier and Mr. Greg Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                      Total         Total            Registered     Registered
                      Number of     Assets of        Investment     Investment
                      Registered    Registered       Companies      Companies
                      Investment    Investment       Managed with   Managed with
                      Companies     Companies        Performance-   Performance-
Portfolio Manager     Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Ms. Alison Martier       3        $3,041,000,000        None           None
Mr. Greg Wilensky        1          $634,000,000        None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                      Total         Total            Pooled         Pooled
                      Number of     Assets of        Investment     Investment
                      Pooled        Pooled           Vehicles       Vehicles
                      Investment    Investment       Managed with   Managed with
                      Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager     Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Ms. Alison Martier       4        $1,562,000,000        None           None
Mr. Greg Wilensky        3        $2,033,000,000        None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total
                      Total         Total         Other           Assets of
                      Number of     Assets of     Accounts        Other
                      Other         Other         Managed with    Accounts with
                      Accounts      Accounts      Performance-    Performance-
Portfolio Manager     Managed       Managed       based Fees      based Fees
--------------------------------------------------------------------------------

Ms. Alison Martier       34       $4,587,000,000     None            None
Mr. Greg Wilensky        25       $1,809,000,000      2           $477,000,000

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Credit Team. Mr. Gershon Distenfeld, Mr. Douglas J. Peebles, Mr. Andrew M. Aran and Mr. Joel J. McKoan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total        Total           Registered     Registered
                        Number of    Assets of       Investment     Investment
                        Registered   Registered      Companies      Companies
                        Investment   Investment      Managed with   Managed with
                        Companies    Companies       Performance-   Performance-
Portfolio Manager       Managed      Managed         based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Gershon Distenfeld     2        $803,000,000        None           None
Mr. Douglas J. Peebles     4        $191,000,000        None           None
Mr. Andrew M. Aran       None          None             None           None
Mr. Joel J. McKoan       None          None             None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total         Total          Pooled         Pooled
                        Number of     Assets of      Investment     Investment
                        Pooled        Pooled         Vehicles       Vehicles
                        Investment    Investment     Managed with   Managed with
                        Vehicles      Vehicles       Performance-   Performance-
Portfolio Manager       Managed       Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Gershon Distenfeld     1         $383,000,000       None           None
Mr. Douglas J. Peebles     1         $383,000,000       None           None
Mr. Andrew M. Aran         1         $383,000,000       None           None
Mr. Joel J. McKoan         3         $608,000,000       None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of       Total
                        Total         Total        Other           Assets of
                        Number of     Assets of    Accounts        Other
                        Other         Other        Managed with    Accounts with
                        Accounts      Accounts     Performance-    Performance-
Portfolio Manager       Managed       Managed      based Fees      based Fees
--------------------------------------------------------------------------------

Mr. Gershon Distenfeld     1          $59,000,000     None            None
Mr. Douglas J. Peebles   None            None         None            None
Mr. Andrew M. Aran         2         $256,000,000     None            None
Mr. Joel J. McKoan         1          $34,000,000       1          $34,000,000

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                         Total        Total          Registered     Registered
                         Number of    Assets of      Investment     Investment
                         Registered   Registered     Companies      Companies
                         Investment   Investment     Managed with   Managed with
                         Companies    Companies      Performance-   Performance-
Portfolio Manager        Managed      Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Michael L. Mon          3        $183,000,000       None           None
Mr. Douglas J. Peebles      3        $149,000,000       None           None
Mr. Matthew S. Sheridan     5        $571,000,000       None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                         Total        Total          Pooled         Pooled
                         Number of    Assets of      Investment     Investment
                         Pooled       Pooled         Vehicles       Vehicles
                         Investment   Investment     Managed with   Managed with
                         Vehicles     Vehicles       Performance-   Performance-
Portfolio Manager        Managed      Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Mr. Michael L. Mon        None           None           None           None
Mr. Douglas J. Peebles      1        $383,000,000       None           None
Mr. Matthew S. Sheridan     2        $175,000,000       None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                     Number of     Total
                         Total       Total           Other         Assets of
                         Number of   Assets of       Accounts      Other
                         Other       Other           Managed with  Accounts with
                         Accounts    Accounts        Performance-  Performance-
Portfolio Manager        Managed     Managed         based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Michael L. Mon         None         None            None          None
Mr. Douglas J. Peebles     None         None            None          None
Mr. Matthew S. Sheridan     12     $2,076,000,000       None          None

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Michael L. Mon, Mr. Douglas J. Peebles and Mr. Scott DiMaggio are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total         Total          Registered     Registered
                        Number of     Assets of      Investment     Investment
                        Registered    Registered     Companies      Companies
                        Investment    Investment     Managed with   Managed with
                        Companies     Companies      Performance-   Performance-
Portfolio Manager       Managed       Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Paul J. DeNoon         8        $5,253,000,000      None           None
Mr. Michael L. Mon         3          $182,000,000      None           None
Mr. Douglas J. Peebles     3          $148,000,000      None           None
Mr. Scott DiMaggio         3          $499,000,000      None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                        Total         Total           Pooled        Pooled
                        Number of     Assets of       Investment    Investment
                        Pooled        Pooled          Vehicles      Vehicles
                        Investment    Investment      Managed with  Managed with
                        Vehicles      Vehicles        Performance-  Performance-
Portfolio Manager       Managed       Managed         based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Paul J. DeNoon        6         $13,729,000,000      None          None
Mr. Michael L. Mon      None             None            None          None
Mr. Douglas J. Peebles    1            $383,000,000      None          None
Mr. Scott DiMaggio        2            $175,000,000      None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total
                        Total         Total         Other          Assets of
                        Number of     Assets of     Accounts       Other
                        Other         Other         Managed with   Accounts with
                        Accounts      Accounts      Performance-   Performance-
Portfolio Manager       Managed       Managed       based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Paul J. DeNoon          2         $231,000,000     None           None
Mr. Michael L. Mon        None           None          None           None
Mr. Douglas J. Peebles    None           None          None           None
Mr. Scott DiMaggio         12       $2,076,000,000     None           None

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the International Growth Fund Management Team, which is comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Mr. Gregory Eckersley, Mr. Michael Levy, Mr. Robert Scheetz, and Mr. Christopher Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total          Total          Registered     Registered
                       Number of      Assets of      Investment     Investment
                       Registered     Registered     Companies      Companies
                       Investment     Investment     Managed with   Managed with
                       Companies      Companies      Performance-   Performance-
Portfolio Manager      Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Gregory Eckersley   None             None           None           None
Mr. Michael Levy          5         $1,971,000,000      None           None
Mr. Robert Scheetz      None             None           None           None
Mr. Christopher Toub      1           $294,000,000      None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total          Total          Pooled         Pooled
                       Number of      Assets of      Investment     Investment
                       Pooled         Pooled         Vehicles       Vehicles
                       Investment     Investment     Managed with   Managed with
                       Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager      Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Gregory Eckersley   None            None            None           None
Mr. Michael Levy          2           $72,000,000       None           None
Mr. Robert Scheetz      None            None            None           None
Mr. Christopher Toub    None            None            None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of       Total
                       Total         Total         Other           Assets of
                       Number of     Assets of     Accounts        Other
                       Other         Other         Managed with    Accounts with
                       Accounts      Accounts      Performance-    Performance-
Portfolio Manager      Managed       Managed       based Fees      based Fees
--------------------------------------------------------------------------------

Mr. Gregory Eckersley   None           None             None           None
Mr. Michael Levy         19        $1,068,000,000         6         $614,000,000
Mr. Robert Scheetz      None           None             None           None
Mr. Christopher Toub    None           None             None           None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total         Total          Registered     Registered
                        Number of     Assets of      Investment     Investment
                        Registered    Registered     Companies      Companies
                        Investment    Investment     Managed with   Managed with
                        Companies     Companies      Performance-   Performance-
Portfolio Manager       Managed       Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Bruce K. Aronow        7        $2,041,000,000      None           None
Mr. N. Kumar Kirpalani   None            None           None           None
Ms. Samantha Lau         None            None           None           None
Mr. Wen-Tse Tseng        None            None           None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total        Total           Pooled         Pooled
                        Number of    Assets of       Investment     Investment
                        Pooled       Pooled          Vehicles       Vehicles
                        Investment   Investment      Managed with   Managed with
                        Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager       Managed      Managed         based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Bruce K. Aronow        3        $556,000,000        None           None
Mr. N. Kumar Kirpalani     1        $516,000,000        None           None
Ms. Samantha Lau           1        $516,000,000        None           None
Mr. Wen-Tse Tseng          1        $516,000,000        None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                     Number of     Total
                        Total       Total            Other         Assets of
                        Number of   Assets of        Accounts      Other
                        Other       Other            Managed with  Accounts with
                        Accounts    Accounts         Performance-  Performance-
Portfolio Manager       Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Bruce K. Aronow      25        $1,744,000,000         3        $378,000,000
Mr. N. Kumar Kirpalani  None           None             None          None
Ms. Samantha Lau        None           None             None          None
Mr. Wen-Tse Tseng       None           None             None          None

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                      Total         Total            Registered     Registered
                      Number of     Assets of        Investment     Investment
                      Registered    Registered       Companies      Companies
                      Investment    Investment       Managed with   Managed with
                      Companies     Companies        Performance-   Performance-
Portfolio Manager     Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Joseph G. Paul        7       $1,932,000,000        None           None
Ms. Teresa Marziano       2         $108,000,000        None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                      Total         Total           Pooled         Pooled
                      Number of     Assets of       Investment     Investment
                      Pooled        Pooled          Vehicles       Vehicles
                      Investment    Investment      Managed with   Managed with
                      Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager     Managed       Managed         based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Joseph G. Paul       17       $8,411,000,000        10        $6,685,000,000
Ms. Teresa Marziano       1       $1,004,000,000       None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total
                      Total         Total         Other           Assets of
                      Number of     Assets of     Accounts        Other
                      Other         Other         Managed with    Accounts with
                      Accounts      Accounts      Performance-    Performance-
Portfolio Manager     Managed       Managed       based Fees      based Fees
--------------------------------------------------------------------------------

Mr. Joseph G. Paul       26        $780,000,000      None            None
Ms. Teresa Marziano       4        $194,000,000      None            None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities(5). The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

----------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                 Total
                                                   Number of     Assets of
                      Total         Total          Registered    Registered
                      Number of     Assets of      Investment    Investment
                      Registered    Registered     Companies     Companies
                      Investment    Investment     Managed with  Managed with
                      Companies     Companies      Performance-  Performance-
Portfolio Manager     Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------

Ms. Sharon E. Fay       100       $62,334,000,000       3        $11,259,000,000
Mr. Kevin F. Simms      100       $62,334,000,000       3        $11,259,000,000
Mr. Henry S. D'Auria     58       $33,591,000,000       2        $ 4,170,000,000
Mr. Eric J. Franco      None           None           None          None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                 Total
                                                   Number of     Assets of
                      Total         Total          Pooled        Pooled
                      Number of     Assets of      Investment    Investment
                      Pooled        Pooled         Vehicles      Vehicles
                      Investment    Investment     Managed with  Managed with
                      Vehicles      Vehicles       Performance-  Performance-
Portfolio Manager     Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------

Ms. Sharon E. Fay        125      $32,353,000,000     None         $892,000,000
Mr. Kevin F. Simms       134      $38,352,000,000       8        $6,842,000,000
Mr. Henry S. D'Auria     105      $27,508,000,000     None         $892,000,000
Mr. Eric J. Franco       None         None            None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of     Total
                      Total         Total          Other         Assets of
                      Number of     Assets of      Accounts      Other
                      Other         Other          Managed with  Accounts with
                      Accounts      Accounts       Performance-  Performance-
Portfolio Manager     Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------

Ms. Sharon E. Fay      39,813    $205,791,000,000      118       $25,337,000,000
Mr. Kevin F. Simms     39,813    $205,791,000,000      118       $25,337,000,000
Mr. Henry S. D'Auria      804    $142,022,000,000      105       $21,986,000,000
Mr. Eric J. Franco       None         None            None            None

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Small/Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total         Total          Registered     Registered
                        Number of     Assets of      Investment     Investment
                        Registered    Registered     Companies      Companies
                        Investment    Investment     Managed with   Managed with
                        Companies     Companies      Performance-   Performance-
Portfolio Manager       Managed       Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Joseph G. Paul          7       $1,634,000,000      None           None
Mr. James W. MacGregor      4       $1,412,000,000      None           None
Mr. Andrew J. Weiner        4       $1,412,000,000      None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                  Total
                                                    Number of     Assets of
                        Total         Total         Pooled        Pooled
                        Number of     Assets of     Investment    Investment
                        Pooled        Pooled        Vehicles      Vehicles
                        Investment    Investment    Managed with  Managed with
                        Vehicles      Vehicles      Performance-  Performance-
Portfolio Manager       Managed       Managed       based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Joseph G. Paul          17      $8,411,000,000      10        $6,685,000,000
Mr. James W. MacGregor       5        $673,000,000     None          None
Mr. Andrew J. Weiner         5        $673,000,000     None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of       Total
                        Total        Total         Other           Assets of
                        Number of    Assets of     Accounts        Other
                        Other        Other         Managed with    Accounts with
                        Accounts     Accounts      Performance-    Performance-
Portfolio Manager       Managed      Managed       based Fees      based Fees
--------------------------------------------------------------------------------

Mr. Joseph G. Paul         26       $780,000,000      None            None
Mr. James W. MacGregor     22       $585,000,000      None            None
Mr. Andrew J. Weiner       22       $585,000,000      None            None

ALLIANCEBERNSTEIN VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher W. Marx and Mr. John D. Phillips are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities.(6) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2006.

----------
(6) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                  Total
                                                    Number of     Assets of
                        Total         Total         Registered    Registered
                        Number of     Assets of     Investment    Investment
                        Registered    Registered    Companies     Companies
                        Investment    Investment    Managed with  Managed with
                        Companies     Companies     Performance-  Performance-
Portfolio Manager       Managed       Managed       based Fees    based Fees
--------------------------------------------------------------------------------

Ms. Marilyn G. Fedak        93      $61,981,000,000      3       $11,259,000,000
Mr. John Mahedy             90      $60,989,000,000      3       $11,259,000,000
Mr. Christopher W. Marx     38      $28,213,000,000      1        $7,089,000,000
Mr. John D. Phillips        38      $28,213,000,000      1        $7,089,000,000

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                        Total         Total           Pooled        Pooled
                        Number of     Assets of       Investment    Investment
                        Pooled        Pooled          Vehicles      Vehicles
                        Investment    Investment      Managed with  Managed with
                        Vehicles      Vehicles        Performance-  Performance-
Portfolio Manager       Managed       Managed         based Fees    based Fees
--------------------------------------------------------------------------------

Ms. Marilyn G. Fedak       117      $27,270,000,000        2        $987,000,000
Mr. John Mahedy            116      $27,190,000,000        2        $987,000,000
Mr. Christopher W. Marx     19       $3,841,000,000      None          None
Mr. John D. Phillips        19       $3,841,000,000      None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of     Total
                        Total         Total         Other         Assets of
                        Number of     Assets of     Accounts      Other
                        Other         Other         Managed with  Accounts with
                        Accounts      Accounts      Performance-  Performance-
Portfolio Manager       Managed       Managed       based Fees    based Fees
--------------------------------------------------------------------------------

Ms. Marilyn G. Fedak     38,992    $60,225,000,000      88       $14,663,000,000
Mr. John Mahedy          38,992    $60,225,000,000      83       $14,039,000,000
Mr. Christopher W. Marx  38,992    $60,225,000,000      13        $3,350,000,000
Mr. John D. Phillips     38,992    $60,225,000,000      13        $3,350,000,000

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(7)

----------
(7) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Distribution Services Agreement
-------------------------------


          The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investments. Inc. ("ABI"), the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on November 2, 2006.

          The Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. ABI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.


          In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.


          During the fiscal year ended December 31, 2006, the AllianceBernstein Global Bond Portfolio, AllianceBernstein International Research Growth Portfolio, AllianceBernstein Money Market Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Technology Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Balanced Shares Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein U.S. Large Cap Blended Style Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio, AllianceBernstein Balanced Wealth Strategy Portfolio and AllianceBernstein Global Research Growth Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $31,909, $28,207, $64,785, $1,286,947, $4,944,774, $58,568, $364,558, $76,398, $400,033, $58,239,
$73,262, $109,918, $26,873, $21,947, $13,909, $29,195, $3,247,442, $548,107,
$607,705, $41,191, $70,090, $230,686 and $23,795, respectively, which constituted approximately .25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $233,246, $125,570, $46,496, $987,151, $1,901,635, $271,155, $365,270, $252,888, $416,302,
$257,141, $172,555, $311,756, $113,972, $141,376, $165,421, $68,652, $1,518,773,
$402,299, $481,135, $152,232, $82,164, $136,326 and $200,000 for the
AllianceBernstein Global Bond Portfolio, AllianceBernstein International Research Growth Portfolio, AllianceBernstein Money Market Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Technology Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Balanced Shares Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein U.S. Large Cap Blended Style Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio, AllianceBernstein Balanced Wealth Strategy Portfolio and AllianceBernstein Global Research Growth Portfolio, respectively.


          For the fiscal year ended December 31, 2006, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:


                                           AllianceBernstein
                       AllianceBernstein   International       AllianceBernstein   AllianceBernstein
                       Global Bond         Research Growth     Money Market        Large Cap Growth
Category of Expense    Portfolio           Portfolio           Portfolio           Portfolio
-------------------    ---------           ---------           ---------           ---------
Advertising/
Marketing              $211                $224                $15                 $670

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders           $130,711            $82,611             $85,549             $1,711,922

Compensation to
Underwriters           $49,107             $24,825             $8,464              $199,588

Compensation to
Dealers                $44,100             $24,370             $9,828              $193,271

Compensation to
Sales Personnel        $0                  $0                  $0                  $0

Interest, Carrying
or Other Financing
Charges                $0                  $0                  $0                  $0

Other (includes
personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting seminars)   $41,026             $21,747             $7,425              $168,647

Totals                 $265,155            $153,777            $111,281            $2,274,098
                       ========            ========            ========            ==========



                                           AllianceBernstein
                       AllianceBernstein   U.S. Gov't/High                         AllianceBernstein
                       Growth and Income   Grade Securities    AllianceBernstein   International
Category of Expense    Portfolio           Portfolio           Growth Portfolio    Growth Portfolio
-------------------    ---------           ---------           ----------------    ----------------
Advertising/
Marketing              $1,754              $135                $411                $227

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $5,770,665          $173,830            $522,964            $184,295

Compensation to
Underwriters           $382,230            $56,682             $72,451             $51,570

Compensation to
Dealers                $367,272            $51,693             $72,027             $50,139

Compensation to
Sales Personnel        $0                  $0                  $0                  $0

Interest, Carrying
or Other Financing
Charges                $0                  $0                  $0                  $0

Other (includes
personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting seminars)   $324,488            $47,383             $61,975             $43,055

Totals                 $6,846,409          $329,723            $729,828            $329,286
                       ==========          ========            ========            ========



                                                               AllianceBernstein
                       AllianceBernstein   AllianceBernstein   Real Estate
                       Global Technology   Small Cap Growth    Investment          AllianceBernstein
Category of Expense    Portfolio           Portfolio           Portfolio           Balanced Shares
-------------------    ---------           ---------           ---------           ---------------
Advertising/
Marketing              $328                $201                $103                $249

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $579,080            $167,198            $148,577            $241,084

Compensation to
Underwriters           $85,949             $54,359             $34,172             $66,381

Compensation to
Dealers                $78,807             $48,308             $33,873             $58,719

Compensation to
Sales Personnel        $0                  $0                  $0                  $0

Interest, Carrying
or Other Financing
Charges                $0                  $0                  $0                  $0

Other (includes
personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting seminars)   $72,171             $45,314             $29,092             $55,241

Totals                 $816,335            $315,380            $245,817            $421,674
                       ========            ========            ========            ========




                       AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                       High Yield          Americas Gov't      Global Dollar       Utility Income
Category of Expense    Portfolio           Income Portfolio    Gov't Portfolio     Portfolio
-------------------    ---------           ----------------    ---------------     ---------
Advertising/
Marketing              $74                 $99                 $115                $105

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $74,675             $82,099             $85,247             $59,363

Compensation to
Underwriters           $24,121             $29,252             $33,616             $14,024

Compensation to
Dealers                $21,892             $27,314             $31,962             $12,431

Compensation to
Sales Personnel        $0                  $0                  $0                  $0

Interest, Carrying
or Other Financing
Charges                $0                  $0                  $0                  $0

Other (includes
personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel conducting
seminars)              $20,083             $24,559             $28,390             $11,924

Totals                 $140,845            $163,323            $179,330            $97,847
                       ========            ========            ========            =======



                                                                                   AllianceBernstein
                       AllianceBernstein   AllianceBernstein                       U.S. Large Cap
                       International       Small/Mid Cap       AllianceBernstein   Blended Style
Category of Expense    Value Portfolio     Value Portfolio     Value Portfolio     Portfolio
-------------------    ---------------     ---------------     ---------------     ---------
Advertising/
Marketing              $649                $352                $309                $103

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $3,906,255          $721,406            $814,945            $106,763

Compensation to
Underwriters           $311,520            $81,677             $99,292             $31,075

Compensation to
Dealers                $286,917            $77,857             $91,041             $29,297

Compensation to
Sales Personnel        $0                  $0                  $0                  $0

Interest, Carrying
or Other Financing
Charges                $0                  $0                  $0                  $0

Other (includes
personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)              $260,874            $69,114             $83,253             $26,185

Totals                 $4,766,215          $950,406            $1,088,840          $193,423
                       ==========          ========            ==========          ========


                       AllianceBernstein
                       Wealth              AllianceBernstein   AllianceBernstein
                       Appreciation        Balanced Wealth     Global Research
Category of Expense    Strategy Portfolio  Strategy Portfolio  Growth Portfolio
-------------------    ------------------  ------------------  ----------------

Advertising/
Marketing              $107                $122                $132

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $60,515             $256,676            $100,330

Compensation to
Underwriters           $32,901             $39,692             $45,016

Compensation to
Dealers                $31,003             $37,132             $40,833

Compensation to
Sales Personnel        $0                  $0                  $0

Interest, Carrying
or Other Financing
Charges                $0                  $0                  $0

Other (includes
personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)              $27,728             $33,390             $37,484

Totals                 $152,254            $367,012            $223,795
                       ========            ========            ========

--------------------------------------------------------------------------------

                        PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios."

          Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

          The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

          The Fund's Board of Directors has adopted polices and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that might disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject or cancel, without any notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading attributable to one or more Contractholders and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

          Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage").

          Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that may be adversely affected by price arbitrage include, in particular, those Portfolios that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

          Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

          Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.


          Contractholders should be aware that, even if the Fund, ABI or ABIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short-term trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABI or ABIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short-term trading.


Redemption Of Shares
--------------------

          An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

          The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

          The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

Payments To Financial Intermediaries
------------------------------------


          Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

          In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

          Insurers or your financial intermediary receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


          o    Rule 12b-1 fees;

          o    defrayal of costs for educational seminars and training;

          o    additional distribution support; and

          o payments related to providing Contractholder record-keeping and/or administrative services.

          Please read your Portfolio's Prospectus carefully for information on this compensation.

          ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.


          Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


          For 2007, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $450,000. In 2006, ABI paid additional payments of approximately $325,000 for the Portfolios.

          If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

          Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.


          ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


     AIG SunAmerica
     Ameriprise Financial
     Genworth Financial
     ING Reliastar Life
     ING USA Annuity and Life Insurance Co.
     Lincoln Financial Distributors
     Merrill Lynch
     Prudential Financial
     RiverSource Distributors, Inc.
     Transamerica Capital, Inc.


          Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          For all of the Portfolios, with the exception of AllianceBernstein Money Market Portfolio, the NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;


          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolios may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolios to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the assets of the Portfolios to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

          Each Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").

          The AllianceBernstein Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a NAV per share of the Portfolio by using available market quotations or equivalents. The NAV of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m., Eastern time).

          The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the 18f-3 Plan.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and of placing of orders for portfolio securities for the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

          The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the AllianceBernstein U.S. Government/High-Grade Securities Portfolio and the AllianceBernstein Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser and the Fund's distributor, for which SCB & Co. may receive a portion of the brokerage commission. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                                  AGGREGATE          BROKERAGE
                                 FISCAL           BROKERAGE          COMMISSION
                               YEAR ENDED         COMMISSION          PAID TO
PORTFOLIO                     DECEMBER 31            PAID             SCB & CO.
---------                     -----------            ----             ---------

AllianceBernstein Growth
Portfolio
                                  2004            $  406,802         $  5,956
                                  2005            $  278,647         $    207
                                  2006            $  293,443         $  3,316

AllianceBernstein Growth
and Income Portfolio
                                  2004            $3,213,606         $318,467
                                  2005            $3,874,322         $437,638
                                  2006            $3,410,798         $301,099

AllianceBernstein Global
Bond Portfolio
                                  2004            $        0         $      0
                                  2005            $        0         $      0
                                  2006            $        0         $      0

AllianceBernstein Global
Dollar Government
Portfolio
                                  2004            $        0         $      0
                                  2005            $        0         $      0
                                  2006            $        0         $      0

AllianceBernstein High
Yield Portfolio
                                  2004            $      292         $      0
                                  2005            $       63         $      0
                                  2006            $        0         $      0

AllianceBernstein
International
Research Growth
Portfolio
                                  2004            $  300,831         $      0
                                  2005            $  286,001         $      0
                                  2006            $  273,178         $      0

AllianceBernstein Money
Market Portfolio
                                  2004            $        0         $      0
                                  2005            $        0         $      0
                                  2006            $        0         $      0

AllianceBernstein Americas
Government Income Portfolio
                                  2004            $        0         $      0
                                  2005            $    3,696         $      0
                                  2006            $        0         $      0

AllianceBernstein Large
Cap Growth Portfolio
                                  2004            $2,982,600         $216,322
                                  2005            $1,203,563         $ 29,959
                                  2006            $1,377,980         $ 12,172

AllianceBernstein Small
Cap Growth Portfolio*
                                  2004            $  261,803         $  2,077
                                  2005            $  221,770         $      0
                                  2006            $  137,940         $     10

AllianceBernstein Real
Estate Investment
Portfolio*
                                  2004            $  134,533         $ 39,150
                                  2005            $   85,737         $ 29,582
                                  2006            $   36,739         $      0

AllianceBernstein Global
Technology Portfolio
                                  2004            $1,210,680         $ 59,578
                                  2005            $  762,452         $ 27,598
                                  2006            $  738,690         $  4,731

AllianceBernstein
Balanced Shares
Portfolio
                                  2004            $  103,358         $      0
                                  2005            $  155,724         $      0
                                  2006            $  107,725         $      0

AllianceBernstein U.S.
Government/High Grade
Securities Portfolio
                                  2004            $        0         $      0
                                  2005            $        0         $      0
                                  2006            $        0         $      0

AllianceBernstein
Utility Income
Portfolio
                                  2004            $   73,466         $      0
                                  2005            $   84,437         $  6,691
                                  2006            $   76,598         $  5,901

AllianceBernstein
International
Growth Portfolio*
                                  2004            $  141,472         $      0
                                  2005            $  191,068         $      0
                                  2006            $  372,337         $      0

AllianceBernstein
Small/Mid Cap
Value Portfolio
                                  2004            $   275,109        $147,039
                                  2005            $   222,960        $ 63,134
                                  2006            $   244,022        $      0

AllianceBernstein Value
Portfolio
                                  2004            $  144,391         $ 92,625
                                  2005            $   75,013         $ 39,393
                                  2006            $   66,878         $      0

AllianceBernstein
International
Value Portfolio*
                                  2004            $  540,696         $ 62,440
                                  2005            $1,473,388         $ 61,791
                                  2006            $2,604,542         $ 10,444

AllianceBernstein U.S.
Large Cap Blended
Style Portfolio
                                  2004            $   24,752         $ 12,851
                                  2005            $   16,256         $  3,991
                                  2006            $   12,126         $      8

AllianceBernstein
Wealth Appreciation
Strategy Portfolio
                                  2004            $   25,508         $  3,257
                                  2005            $   60,214         $  3,878
                                  2006            $   49,418         $     74

AllianceBernstein
Balanced Wealth
Strategy Portfolio
                                  2004            $   27,708         $  4,915
                                  2005            $   78,223         $  4,129
                                  2006            $  107,111         $      0

AllianceBernstein Global
Research Growth
Portfolio
                                  2005            $   15,307         $      0
                                  2006            $   22,001         $      0

----------

* AllianceBernstein Small Cap Growth Portfolio's brokerage commissions declined materially in 2006 due to lower portfolio turnover. AllianceBernstein Real Estate Investment Portfolio's brokerage commissions declined materially in 2006 due to the broker's increased use of low touch (electronic such as algorithms and direct market access as well as execution only brokers) trading alternatives, which have rates significantly less than full service agency rates. AllianceBernstein International Growth Portfolio's brokerage commissions increased materially due to higher portfolio turnover and a significant increase in the Portfolio's assets. AllianceBernstein International Value Portfolio's asset size almost doubled in 2006, and the material increase in brokerage commissions reflected that increase.

          During the most recent fiscal year, the percentage of the aggregate brokerage commission, stated above, paid by each Portfolio to SCB & Co. and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions through SCB & Co. was as follows:

                                                                           % OF AGGREGATE
                                                                           DOLLAR AMOUNT
                                                               % OF       OF TRANSACTIONS
                                                            AGGREGATE       INVOLVING THE
                                                             BROKERAGE       PAYMENT OF
                                                            COMMISSION       COMMISSIONS
                                                             PAID TO          THROUGH
PORTFOLIO                                                    SCB & CO.        SCB & CO.
---------                                                    ---------        ---------

AllianceBernstein Growth Portfolio                             1.13%            1.37%
AllianceBernstein Growth and Income Portfolio                  8.83%            6.28%
AllianceBernstein Global Bond Portfolio                        0.00%            0.00%
AllianceBernstein Global Dollar Government Portfolio           0.00%            0.00%
AllianceBernstein High Yield Portfolio                         0.00%            0.00%
AllianceBernstein International Research Growth Portfolio      0.00%            0.00%
AllianceBernstein Money Market Portfolio                       0.00%            0.00%
AllianceBernstein Americas Government Income Portfolio         0.00%            0.00%
AllianceBernstein Large Cap Growth Portfolio                   0.88%            0.67%
AllianceBernstein Small Cap Growth Portfolio                   0.01%            0.01%
AllianceBernstein Real Estate Investment Portfolio             0.00%            0.00%
AllianceBernstein Global Technology Portfolio                  0.64%            0.61%
AllianceBernstein Balanced Shares Portfolio                    0.00%            0.00%
AllianceBernstein U.S. Government/High Grade Securities
Portfolio                                                      0.00%            0.00%
AllianceBernstein Utility Income Portfolio                     7.70%            7.34%
AllianceBernstein International Growth Portfolio               0.00%            0.00%
AllianceBernstein Small/Mid Cap Value Portfolio                0.00%            0.00%
AllianceBernstein Value Portfolio                              0.00%            0.00%
AllianceBernstein International Value Portfolio                0.40%            0.49%
AllianceBernstein U.S. Large Cap Blended Style Portfolio       0.07%            0.04%
AllianceBernstein Wealth Appreciation Strategy Portfolio       0.15%            0.11%
AllianceBernstein Balanced Wealth Strategy Portfolio           0.00%            0.00%
AllianceBernstein Global Research Growth Portfolio             0.00%            0.00%


Disclosure Of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


          The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

          Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

          Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

          For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

CAPITALIZATION

          The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. Each Portfolio's name was changed on May 1, 2003. Prior thereto, the Portfolios were known as: Alliance Money Market Portfolio, Alliance Premier Growth Portfolio, Alliance Growth and Income Portfolio, Alliance U.S. Government/High Grade Securities Portfolio, Alliance High Yield Portfolio, Alliance Balanced Shares Portfolio, Alliance International Research Growth Portfolio, Alliance Global Bond Portfolio, Alliance Americas Government Income Portfolio, Alliance Global Dollar Government Portfolio, Alliance Utility Income Portfolio, Alliance Growth Portfolio, Alliance International Growth Portfolio, Alliance Technology Portfolio, Alliance Quasar Portfolio and Alliance Real Estate Investment Portfolio. The AllianceBernstein Quasar Portfolio's name was changed again on May 3, 2004 to the AllianceBernstein Small Cap Growth Portfolio. On May 2, 2005, the AllianceBernstein Premier Growth Portfolio's name was changed to the AllianceBernstein Large Cap Growth Portfolio, the AllianceBernstein Technology Portfolio's name was changed to the AllianceBernstein Global Technology Portfolio and the AllianceBernstein Small Cap Value Portfolio's name was changed to the AllianceBernstein Small/Mid Cap Value Portfolio. On February 1, 2006, the AllianceBernstein Total Return Portfolio's name was changed to AllianceBernstein Balanced Shares Portfolio, the AllianceBernstein International Portfolio's name was changed to AllianceBernstein International Research Growth Portfolio and the AllianceBernstein Worldwide Privatization Portfolio's name was changed to AllianceBernstein International Growth Portfolio.

          The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

          Pursuant to an order received from the Commission, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.

          All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

          If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

          The outstanding voting shares of each outstanding Portfolio of the Fund as of April 5, 2007 consisted of the following numbers of Class A common stock and Class B common stock, respectively: AllianceBernstein Money Market Portfolio, 29,169,921 and 25,454,844; AllianceBernstein Large Cap Growth Portfolio, 17,030,623 and 16,332,630; AllianceBernstein Growth and Income Portfolio, 18,341,777 and 71,687,744; AllianceBernstein U.S. Government/High Grade Securities Portfolio, 6,059,537 and 1,801,645; AllianceBernstein High Yield Portfolio, 3,937,119 and 1,420,728; AllianceBernstein Balanced Shares Portfolio, 7,679,752 and 2,112,347; AllianceBernstein International Research Growth Portfolio, 2,756,699 and 505,489; AllianceBernstein Global Bond Portfolio, 2,434,599 and 1,039,410; AllianceBernstein Americas Government Income Portfolio, 2,681,339 and 538,191; AllianceBernstein Global Dollar Government Portfolio, 1,571,857 and 381,848; AllianceBernstein Utility Income Portfolio, 2,556,517 and 580,173; AllianceBernstein Growth Portfolio, 4,232,091 and 6,264,957; AllianceBernstein International Growth Portfolio, 2,669,741 and 1,174,527; AllianceBernstein Global Technology Portfolio, 4,719,830 and 10,626,319; AllianceBernstein Small Cap Growth Portfolio, 3,369,515 and 1,586,054; AllianceBernstein Real Estate Investment Portfolio, 3,328,695 and 1,452,126; AllianceBernstein International Value Portfolio, 6,492,767 and 85,308,528; AllianceBernstein Small/Mid Cap Value Portfolio, 8,453,444 and 14,419,027; AllianceBernstein Value Portfolio, 71,578 and 21,234,791; AllianceBernstein U.S. Large Cap Blended Style Portfolio, 841 and 1,210,168; AllianceBernstein Wealth Appreciation Strategy Portfolio, 568,392 and 2,144,007; AllianceBernstein Balanced Wealth Strategy Portfolio, 863,031 and 10,751,103; and AllianceBernstein Global Research Growth Portfolio, 10,169 and 644,786. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares of the Fund's Portfolios as of April 5, 2007.

CLASS A SHARES
--------------

                                                             NUMBER OF   % OF
                                                             CLASS A     CLASS A
PORTFOLIO                   NAME AND ADDRESS                 SHARES      SHARES
---------                   ----------------                 ------      ------

AllianceBernstein           AIG Life Insurance Company
Money Market                ("AIG")
                            Attn: Ed Bacon
                            600 N. King Street
                            Wilmington, DE 19801-3722        19,709,413   67.46%

                            American International Life
                            Insurance Company of New York
                            ("American")
                            Attn: Ed Bacon
                            2727 A-Allen Parkway
                            Houston, TX 77019-2115            2,614,650    8.95%

                            Fortis Benefits ("Fortis")
                            Attn:  Bruce Fiedler
                            P.O. Box 64284
                            St. Paul, MN 55164-0284           5,599,828   19.17%

AllianceBernstein
Large Cap Growth            AIG                               3,593,846   21.06%

                            Merrill Lynch, Pierce, Fenner
                            & Smith, Inc. ("Merrill Lynch")
                            For the Sole Benefit of Its
                            Customers
                            4800 Deer Lake Dr., E.
                            Jacksonville, FL 32246-6484       9,187,226   53.83%

                            Allmerica Financial Life
                            Insurance &
                            Annuity Company ("Allmerica")
                            One Security Benefit Place
                            Topeka, KS 66636-1000               993,975    5.82%

AllianceBernstein
Growth and Income           AIG                               5,856,929   31.90%

                            Lincoln Life Variable Annuity
                            ("Lincoln Life")
                            1300 S. Clinton Street
                            Fort Wayne, IN 46802-3506         4,489,719   24.46%

                            Merrill Lynch                     1,009,340    5.50%

                            ING Life Insurance and
                            Annuity Company ("ING")
                            151 Farmington Avenue #TN41
                            Hartford, CT 06156-0001           2,486,543   13.54%

AllianceBernstein
U.S. Government/
High Grade                  AIG                               5,199,716   85.75%

                            American                            603,889   9.96%

AllianceBernstein
High Yield                  AIG                               3,444,778   87.54%

                            American                            349,527    8.88%

AllianceBernstein
Balanced Shares             AIG                               6,771,059   88.03%

                            American                            510,793    6.64%

AllianceBernstein
International
Research Growth             AIG                               2,202,943   79.56%

                            American                            258,973    9.35%

AllianceBernstein
Global Bond                 AIG                               1,164,273   47.72%

                            American Republic
                            Insurance Company
                            Attn:  Mary Ann Barakat
                            601 Sixth Ave.
                            Des Moines, IA 50309-1695           126,432    5.18%

                            Keyport Life Insurance
                            ("Keyport")
                            Attn:  James Joseph
                            P.O. Box 9133
                            Wellesley Hills, MA 02481-9133      720,333   29.53%

AllianceBernstein
Americas Government
Income                      AIG                               2,370,808   88.33%

                            American                            267,290    9.96%

AllianceBernstein
Global Dollar
Government                  AIG                               1,392,096   88.54%

                            American                            145,658    9.26%

AllianceBernstein
Utility Income              AIG                               1,806,228   70.76%

                            American                            171,304    6.71%

                            Great West Life & Annuity
                            Insurance Company ("Great
                            West")
                            8515 E. Orchard Road
                            Greenwood Village, CO
                            80111-5002                          201,162    7.88%

                            Great West Life & Annuity
                            Insurance Company
                            ("Great West/Schwab")
                            FBO Schwab Annuities
                            8515 E. Orchard Rd.
                            Englewood, CO  80111-5002           262,111   10.27%

AllianceBernstein
Growth                      AIG                               2,815,885   66.45%

                            American                            559,036   13.19%

AllianceBernstein
International
Growth                      AIG                               1,362,023   51.07%

                            American                            169,713    6.36%

                            Great West                          296,880   11.13%

                            Great West/Schwab                   723,775   27.14%

AllianceBernstein
Global Technology           AIG                               2,284,142   48.18%

                            American                            434,261    9.16%

                            Lincoln Life                      1,460,654   30.81%

                            Merrill Lynch                       285,745    6.03%

AllianceBernstein
Small Cap Growth            AIG                               2,765,682   81.88%

                            American                            338,702   10.03%

AllianceBernstein
Real Estate                 AIG                               1,989,501   59.78%

                            American                            219,147    6.58%

                            Great West /Schwab                  930,111   27.95%

AllianceBernstein
International Value         AIG                               2,144,307   33.07%

                            Great West/Schwab                   509,905    7.86%

                            Nationwide Insurance Co.
                            ("Nationwide")
                            C/O IPO Portfolio Accounting
                            P.O. Box 182029
                            Columbus, OH 43218-2029             921,223   14.21%

                            Nationwide                          597,354    9.21%

                            Nationwide                          832,551   12.84%

                            Sun Life Financial
                            Large Cap Vul Separate
                            Attn:  Howard Harding
                            One Sun Life Executive Park
                            Wellesley Hills, MA 02481           560,787    8.65%

AllianceBernstein
Small/Mid Cap Value         Lincoln Life                      3,592,257   42.82%

                            AIG                               2,791,831   33.28%

                            Merrill Lynch                       781,609    9.32%

AllianceBernstein
Value                       Merrill Lynch                        70,338  100.00%

AllianceBernstein           AllianceBernstein L.P.
U.S. Large Cap              ("AllianceBernstein")
Blended Style               Attn:  Controller
                            1345 Avenue of the Americas
                            New York, New York  10105-0302          841  100.00%

AllianceBernstein
Wealth Appreciation
Strategy                    AllianceBernstein                   568,392  100.00%

AllianceBernstein
Balanced Wealth
Strategy                    AllianceBernstein                   863,031  100.00%

AllianceBernstein
Global Research
Growth                      AllianceBernstein                    10,169  100.00%

CLASS B SHARES
--------------

                                                             NUMBER OF   % OF
                                                             CLASS B     CLASS B
PORTFOLIO                   NAME AND ADDRESS                 SHARES      SHARES
---------                   ----------------                 ------      ------

AllianceBernstein
Money Market                American                          1,404,686    5.49%

                            AIG                              13,531,175   52.93%

                            Anchor National Life Insurance
                            Co.
                            ("Anchor National")
                            Attn:  Variable Annuity
                            Accounting
                            21650 Oxnard St.
                            Woodland Hills, CA  91367-4901   10,201,566   39.90%

AllianceBernstein
Large Cap Growth            AIG                               2,293,495   14.01%

                            Allmerica                         2,758,929   16.85%

                            Transamerica Life Insurance Co.
                            FMD Operational Accounting
                            Cedar Rapids, IA 52499-0001         832,807    5.09%

                            Allstate Life Insurance
                            Company ("Allstate")
                            N. Plaza 2775 Sanders Road
                            Northbrook, IL 60062              1,569,772    9.59%

                            Lincoln Life                      1,128,424    6.89%

                            GE Life and Annuity
                            Assurance Company ("GE Life")
                            6610 W. Broad St.
                            Richmond, VA  23230-1702          1,166,067    7.12%

                            Horace Mann Life Insurance Co.
                            Separate Account
                            Attn:  Horace Mann
                            Springfield, IL 62715-0001        1,098,411    6.71%

AllianceBernstein
Growth and Income           Lincoln Life                     10,986,377   15.31%

                            Allmerica                         5,373,420    7.49%

                            AIG                               6,351,372    8.85%

                            IDS Life Insurance Corporation
                            ("IDS Corp.")
                            1438 AXP Financial Ctr.
                            Minneapolis, MN  55474-0014      17,030,883   23.73%

                            GE Life                           6,625,616    9.23%

                            Allstate Life Insurance Co.
                            544 Lakeview Parkway
                            Suite L3G
                            Vernon Hills, IL 60061-1826       7,181,431   10.00%

AllianceBernstein
U.S. Government/
High Grade                  AIG                                 212,181   11.56%

                            Anchor National                   1,320,729   71.98%

                            American Enterprise Life
                            Insurance Co. ("American
                            Enterprise")
                            Minneapolis, MN  55474              283,656   15.46%

AllianceBernstein
High Yield                  Anchor National                   1,417,787   99.77%

AllianceBernstein
Balanced Shares             Anchor National                   1,929,145   91.26%

                            American Enterprise                 106,071    5.02%

AllianceBernstein
International
Research Growth             Keyport                              30,794    6.10%

                            Anchor National                     472,045   93.56%

AllianceBernstein
Global Bond                 Keyport                             288,714   27.71%

                            Hartford Life Separate Account
                            ("Hartford Separate Account")
                            200 Hopmeadow Street
                            PO Box 2999
                            Hartford, CT  06104-2999            186,763   17.93%

                            Anchor National                     514,566   49.39%

AllianceBernstein
Americas Government
Income                      Anchor National                     535,982   99.49%

AllianceBernstein
Global Dollar
Government                  Anchor National                     375,646   98.35%

AllianceBernstein
Utility Income              Anchor National                     351,776   54.41%

                            Allstate                            256,979   44.28%

AllianceBernstein
Growth                      AIG                               2,029,564   32.34%

                            Allstate                          2,889,512   46.05%

                            Anchor National                     660,385   10.52%

AllianceBernstein
International
Growth                      Keyport                             229,657   19.23%

                            SunLife Financial Futurity
                            Retirement Products & Services
                            ("SunLife") P.O. Box 9134
                            Wellesley Hills, MA 02481-9134      576,960   48.31%

                            Anchor National                     270,830   22.68%

AllianceBernstein
Global Technology           AIG                               1,063,488    9.98%

                            Keyport                             671,096    6.30%

                            Lincoln Life                      2,889,643   27.11%

                            Allmerica                           548,858    5.15%

                            IDS Life Insurance Co. ("IDS
                            Co.")
                            222 AXP Financial Center
                            Minneapolis, MN  55474-0014       2,871,910   26.94%

AllianceBernstein
Small Cap Growth            GE Life                             594,803   37.60%

                            SunLife                             164,947   10.43%

                            Anchor National                     783,084   49.50%

AllianceBernstein
Real Estate
Investment                  Anchor National                     558,095   38.52%

                            Guardian Ins & Annuity Co.
                            Inc. ("Guardian")
                            3900 Burgess Place
                            Bethlehem, PA  18017-9097           284,697   19.65%

                            Guardian                            587,440   40.55%

AllianceBernstein
International Value         IDS Corp.                        48,594,426   57.16%

                            American Enterprise               5,670,453    6.67%

                            GE Life                           4,685,898    5.51%

                            Hartford Life and Annuity
                            ("Hartford Life")
                            200 Hopmeadow Street
                            PO Box 2999
                            Hartford, CT  06104-2999         11,553,625   13.59%

                            Hartford Separate Account         4,745,270    5.58%

AllianceBernstein
Small/Mid
Cap Value                   Lincoln Life                      4,918,716   34.21%

                            Allstate                          2,673,054   18.59%

                            Allmerica                         1,028,420    7.15%

                            Anchor National                   1,249,963    8.69%

                            Hartford Life                     1,842,034   12.81%

AllianceBernstein
Value                       Anchor National                   1,937,640    9.13%

                            AIG                               4,785,274   22.56%

                            Hartford Life                     7,668,962   36.15%

                            Hartford Separate Account         3,368,835   15.88%

AllianceBernstein
U.S. Large Cap
Blended Style               AIG                                 213,165   17.60%

                            Anchor National                     993,213   82.00%

AllianceBernstein
Wealth Appreciation
Strategy                    Anchor National                   2,117,298   99.24%

AllianceBernstein
Balanced Wealth
Strategy                    Anchor National                   3,799,056   35.48%

                            Hartford Life                     4,976,930   46.48%

                            Hartford Separate Account         1,910,278   17.84%

Alliance Bernstein
Global Research
Growth                      Hartford Life                       363,217   56.60%

                            Hartford Separate Account           117,687   18.34%

                            AllianceBernstein                   143,273   22.32%


Code Of Ethics And Proxy Voting Policies And Procedures
-------------------------------------------------------


          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix C.

          Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

Custodian
---------

          The Bank of New York, 1 Wall Street, New York, New York 10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------


          AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's principal underwriter.


Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Variable Products Series Fund, Inc. for the fiscal year ended December 31, 2006 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed with the Commission on Form N-CSR on March 5, 2007. It is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

       DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

--------------------------------------------------------------------------------

          FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

          MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

          FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

          GNMA CERTIFICATES--are mortgage-backed securities that represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

          FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

          FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

          FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

          STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association.

          Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intend to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

--------------------------------------------------------------------------------

                                   APPENDIX B:

             ADDITIONAL INFORMATION ABOUT CANADA, MEXICO AND BRAZIL

--------------------------------------------------------------------------------

          The information in this section is based on material obtained by the Fund from various Canadian, Mexican and Brazilian governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, Mexico or Brazil, their economies or the consequences of investing in Canadian Government, Mexican Government or Brazilian Government Securities.

--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION ABOUT CANADA

--------------------------------------------------------------------------------

Territory and Population
------------------------

          Canada is the second largest country in the world in terms of land mass with an area of 9.09 million square kilometers (3.51 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 32.6 million.

Government
----------

          Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

          Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics
--------

          For more than 60 years prior to 2006, the federal government was formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats in the House of Commons. Subsequent to the 2000 election, the Liberal Party suffered several setbacks that damaged its credibility. These included allegations of cronyism and corruption, surprising by-election losses in May 2002 and internal challenges for party leadership. In August 2002, Mr. Chretien announced that he would not seek a fourth term as Prime Minister and would leave office in February 2004. On November 14, 2003, at the 2003 Leadership and Biennial Convention, the Liberal Party chose Paul Martin, the former Finance Minister, to succeed Mr. Chretien. The next general election, which was required to occur by November 2005, took place on June 28, 2004. The Liberal Party won, but failed to attain a majority in the House of Commons, having won only 135 seats, well short of the 155 seats needed for a majority. Soon thereafter, on January 23, 2006, another general election was held. This time, the Conservative Party (the party formed in 2003 by the merger of the Progressive Conservative Party and the Canadian Alliance) won the most seats, ending almost 13 years of Liberal Party rule. The Conservative Party now holds 124 seats, not enough for a majority, the Liberal Party holds 103 seats and the Bloc Quebecois holds 51 seats. The new Prime Minister is Stephen Harper. The next general election is required to occur by January 2011, but may occur earlier.

          Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

          The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. Quebec's position within Canada has continued to be a matter of political debate, but the separatist movement is considered to be dormant at this time. Nonetheless, the Bloc Quebecois ("BQ"), a separatist party, holds 51 of the 308 seats in the House of Commons. In November 2006, the Parliament approved a resolution granting Quebec the status of a nation within Canada. This action was taken as an alternative to a proposed BQ motion to declare Quebec an "independent nation" within Canada.

Money and Banking
-----------------

          The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade
-----

          Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. In 2004, the United States accounted for 83.2% of Canada's exports and 59.9% of its imports. The Free-Trade Agreement, which took effect in 1989, was a major factor in the growth of bilateral trade between Canada and the United States. The Free-Trade Agreement was superseded by the North American Free Trade Agreement ("NAFTA"), which took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Similar trade liberalization accords were signed with Israel (1997) and Costa Rica (2001). Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. NAFTA is designed to create by 2008 a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, a forum of democratically elected leaders of 34 nations across the Americas (including Canada) organized to discuss economic, social and political matters of common interest, an agreement was signed to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). A subsequent Summit of the Americas took place in April 2001 and resulted in a commitment by the participating heads of state to negotiate the establishment of the FTAA by 2005. That goal has not been met and negotiations are at an impasse. There appears to be little hope for progress anytime in the near future.


          Given the relatively small size of Canada's domestic market, external trade has always been an important factor in the growth of the Canadian economy. In 2005, exports accounted for 38% of GDP and supported an estimated one-third of all Canadian jobs. Since the 1980s Canada has recorded growing merchandise trade surpluses. A significant contributor to Canada's export growth in recent years has been manufactured goods, which reflects the increased integration of the Canadian and U.S. economies, cost advantages associated with a generally weak currency and government-financed healthcare, and well-trained workers and managers. Energy exports have surged as well. Canada's overall trade surplus in 2005 was US$53.5 billion, compared to US$50.3 billion in 2004.

Economic Information Regarding Canada
-------------------------------------

          Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The relatively low level of economic activity during this period reduced the growth of tax receipts, which resulted in an increase of the already high levels of government debt.

          The deterioration in the government's fiscal position was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. Eight consecutive years of budget surpluses thereafter have allowed the government to repay over C$60 billion of its outstanding debt, reducing the ratio of federal debt to GDP to an estimated 35% at the end of the 2005-06 fiscal year, the lowest in the Group of Seven industrialized countries (Canada, France, Germany, Italy, Japan, the U.S. and the U.K.), compared to 70.9% in 1996. In light of Canada's healthy fiscal position, Moody's announced in May 2002 that it was restoring Canada's triple-A credit rating, which it had lost in 1994. Currently, the federal deficit is approximately C$481 billion and debt servicing is the largest single budgetary cost. In November 2006, the finance minister advanced by one year (to 2013) the target date to bring down the federal debt/GDP ratio from 35% to 25% and announced that all future surpluses would be applied to debt reduction. The finance minister also announced that all interest savings from debt reduction would be applied to cut personal income taxes.


          In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. As a result, the financial position of the provincial governments has improved markedly. Only two provinces (Ontario and Prince Edward Island) posted deficits in the 2006 fiscal year. One of the difficulties facing the provincial governments has been the practice of the federal government of shifting a number of responsibilities, particularly those associated with social welfare, down to the provincial level. At the same time, some provincial governments have shifted some of their financial responsibilities to municipal governments, resulting in fiscal pressures on many Canadian cities, which generally do not have the kind of taxing authority that U.S. cities have.


          Canada's real GDP growth rate was 2.9%, 1.8%, 3.3%, 2.9% and 2.7% in 2002, 2003, 2004, 2005 and 2006, respectively. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.


          During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 2002, 2003, 2004, 2005 and 2006, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .637, .714, .768, .825 and ..881, respectively. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate (then the Bank of Canada's official rate) for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate has been raised and lowered numerous times since then in response to economic developments. In 2001, concerns about the extent of the slowing U.S. economy and its impact on North American equity markets resulted in the lowering of the Bank Rate on several occasions, eventually to 2.00% on January 15, 2002, the lowest level in 40 years. On March 20, 2007, the Target for the Overnight Rate, which is the midpoint of the Bank of Canada's operating band for overnight financing and currently the Bank of Canada's official rate, stood at 4.25%.

Statistical and Related Information Concerning Canada
-----------------------------------------------------

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

          CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

          The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

          The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:

                                                                       Buying
                                                                       Rate in
                                                                    U.S. Dollars
                                                                    ------------

1996.................................................................    0.73
1997.................................................................    0.72
1998.................................................................    0.67
1999.................................................................    0.67
2000.................................................................    0.67
2001.................................................................    0.65
2002.................................................................    0.64
2003.................................................................    0.71
2004.................................................................    0.77
2005.................................................................    0.83
2006.................................................................    0.88

Source: Federal Reserve Statistical Releases.

          INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1996 through 2006.

                                                               National Consumer
                                                                 Price Index
                                                                   (Percent)
                                                                   ---------

1996...........................................................       1.6
1997...........................................................       1.6
1998...........................................................       0.9
1999...........................................................       1.7
2000...........................................................       2.7
2001...........................................................       2.5
2002...........................................................       2.2
2003...........................................................       2.8
2004...........................................................       1.8
2005...........................................................       2.3
2006...........................................................       2.0

Source: Statistics Canada; Bank of Canada Weekly Statistics.

          CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1998 through 2006, at current and chained 1997 prices.

                              Gross       Gross Domestic       Change From Prior
                              Domestic    Product at Chained   Year at Chained
                              Product     1997 Prices          1997 Prices
                              --------    -----------          -----------

                              (Millions of Canadian Dollars)      (Percent)

1998                            915,000     918,900                 4.1
1999                            982,400     969,800                 5.5
2000                          1,076,577   1,020,488                 5.2
2001                          1,108,048   1,038,702                 1.8
2002                          1,152,900   1,069,300                 2.9
2003                          1,213,400   1,088,800                 1.8
2004                          1,290,800   1,124,700                 3.3
2005                          1,371,400   1,157,700                 2.9
2006                          1,439,291   1,197,176                 2.7

Source: Statistics Canada.

          YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the yields on 3-month and 6-month Government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 2002 through December 2006.


                        Treasury Bills          Benchmark Bonds
2002                 3 Months   6 Months     5 Years   10 Years
----                 --------   --------     -------   --------

January               1.96       2.11        4.71       5.42
February              2.05       2.19        4.58       5.31
March                 2.30       2.68        5.28       5.79
April                 2.37       2.68        5.05       5.64
May                   2.60       2.87        4.90       5.49
June                  2.70       2.87        4.67       5.37
July                  2.81       2.90        4.30       5.23
August                2.96       3.08        4.49       5.14
September             2.83       2.93        4.20       4.92
October               2.73       2.81        4.34       5.16
November              2.70       2.78        4.28       5.09
December              2.68       2.78        4.17       4.96

                        Treasury Bills          Benchmark Bonds
2003                 3 Months   6 Months     5 Years   10 Years
----                 --------   --------     -------   --------

January               2.83       2.99        4.27       5.02
February              2.88       3.06        4.18       4.93
March                 3.14       3.34        4.47       5.13
April                 3.19       3.32        4.18       4.90
May                   3.16       3.18        3.72       4.50
June                  3.07       2.99        3.55       4.37
July                  2.81       2.72        3.76       4.78
August                2.71       2.76        3.97       4.96
September             2.58       2.57        3.86       4.64
October               2.64       2.63        4.07       4.85
November              2.70       2.74        4.15       4.88
December              2.64       2.64        4.00       4.73

                        Treasury Bills          Benchmark Bonds
2004                 3 Months   6 Months     5 Years   10 Years
----                 --------   --------     -------   --------

January               2.25       2.27        3.71       4.61
February              2.13       2.14        3.47       4.41
March                 1.98       1.95        3.35       4.33
April                 1.95       2.02        3.81       4.71
May                   1.98       2.11        3.96       4.77
June                  2.01       2.14        4.07       4.83
July                  2.08       2.27        4.07       4.82
August                2.13       2.35        3.83       4.68
September             2.45       2.60        4.00       4.58
October               2.57       2.68        3.94       4.52
November              2.63       2.73        3.85       4.44
December              2.47       2.58        3.74       4.39

                        Treasury Bills          Benchmark Bonds
2005                 3 Months   6 Months     5 Years   10 Years
----                 --------   --------     -------   --------

January               2.43       2.49        3.52       4.21
February              2.46       2.55        3.63       4.28
March                 2.56       2.69        3.83       4.39
April                 2.45       2.54        3.54       4.14
May                   2.46       2.58        3.44       4.02
June                  2.48       2.57        3.20       3.81
July                  2.59       2.73        3.37       3.91
August                2.72       2.79        3.35       3.78
September             2.86       3.02        3.58       3.94
October               3.06       3.26        3.86       4.16
November              3.31       3.53        3.89       4.06
December              3.37       3.65        3.87       3.93


                        Treasury Bills          Benchmark Bonds
2006                 3 Months   6 Months     5 Years   10 Years
----                 --------   --------     -------   --------

January               3.49       3.67        3.98       4.11
February              3.71       3.87        4.02       4.10
March                 3.79       3.89        4.13       4.23
April                 3.97       4.08        4.38       4.52
May                   4.18       4.20        4.31       4.45
June                  4.30       4.44        4.53       4.63
July                  4.16       4.24        4.25       4.38
August                4.13       4.20        4.03       4.12
September             4.17       4.16        3.88       3.98
October               4.17       4.18        4.08       4.17
November              4.18       4.17        3.85       3.94
December              4.16       4.17        3.95       4.05


Source: Bank of Canada.

--------------------------------------------------------------------------------

             ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES

--------------------------------------------------------------------------------

Territory and Population
------------------------

          The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the third most populous nation in Latin America, with an estimated population of 107.5 million in mid-2006, as reported by the Consejo Nacional de Poblacion (Conapo).


          Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 2000 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.0% in 2006.

Government
----------

          The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

          Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 18 ministries and the legal advisor to the executive branch. The principal officials of all the ministries are appointed by the President. The appointment of senior employees of the Ministry of Finance and Public Credit is subject to ratification by the Senate.

          Federal legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

          Federal judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve terms ranging from eight to 20 years, except in the case of members appointed prior to December 31, 1994, who serve 15-year terms.

          Mexico has diplomatic relations with 186 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund, the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")). On July 1, 2000, a free trade agreement between Mexico and the European Union went into effect. Mexico also became a rotating member of the United Nations Security Council on January 1, 2002 and presided over the Security Council during April 2003.

Politics
--------

          Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened prior to 2000. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

          On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the Presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the Congressional elections, no party achieved a majority. The position of the PAN was further eroded by the results of the July 2003 congressional elections, but, again, no party achieved a simple majority of the 500 seats in the Chamber of Deputies. The PAN lost 55 seats and the PRI gained 11 seats. In the July 2006 presidential elections, Felipe Calderon of the PAN narrowly won, defeating Lopez Obrador of the PRD in a bitterly contested election that was not officially declared until September 2006. Currently, the PAN holds 206 seats, the PRI holds 127 seats and the PRD holds 106 seats. Mr. Calderon took office on December 1, 2006. The next general elections are scheduled to occur in July 2009 (congressional).

          The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, excluded the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminated the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; imposed limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; granted voting rights to Mexican citizens residing abroad; reduced from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and established an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

          Certain developments have contributed to disillusionment among the electorate with the institutions of government in recent years. At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since.

          Other events include the discovery of links between Mexico's drug cartels and high government and military officials. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

          Shortly after his electoral victory on July 2, 2000, then President Fox announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. Then President Fox also announced other initiatives to reform the government's law enforcement and judicial functions, creating high expectations of change. With no one party holding a majority in the legislature, however, then President Fox was unable to advance his reform agenda. Violent crime, particularly kidnapping, has been on the rise. In the past four years there have been over 2,300 kidnappings. Although the government has made commitments to improve public security, the public remains unconvinced by the government's efforts. Several years ago, a poll indicated that 75% of the population felt that the government was not fulfilling its promises.

Money and Banking
-----------------

          Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

          New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.

          After Mexico's 18 state-owned commercial banks were privatized in the early 1990s (after they had been nationalized in 1982), the banking industry experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs included subsidies to certain debtors, taking over bad debts and broadening the scope of permissible investments by foreign investors in the equity of Mexican banks. In 1998, the remaining restrictions were lifted. At the end of 1999, the liabilities absorbed by the government under the Fondo Bancario de Proteccion al Ahorro ("Fobaproa"), the program designed to take over the bad debts of Mexico's banks, totalled $89 billion, equivalent to 18.3% of Mexico's GDP. At the end of 2003 these liabilities were equivalent to 12.1% of Mexico's GDP. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of Mexico's banks; these rules became fully implemented in 2003. In 2001, additional measures were adopted to enhance corporate governance of banks, improve the framework for banking operations and strengthen regulation and surveillance while reducing their cost. The banking sector is considered to have largely recovered from the financial crisis of the 1990s due to improved capitalization, which is attributable to the lifting of restrictions on foreign ownership and enhanced supervision and regulation. As of June 30, 2005, the past due loan ratio of commercial banks was 2.3%, compared to 19.2% at its height in 1996. Lending has expanded and profits have increased. Foreign banks continue to strengthen their presence in Mexico.

Trade
-----

          Mexico is one of the world's most trade dependent countries. Mexico also has one of the world's most open trade policies, now having free trade agreements with Argentina, Bolivia, Brazil, Chile, Columbia, Costa Rica, El Salvador, the European Free-Trade Association (Iceland, Lichtenstein, Norway and Sweden), Guatemala, Honduras, Israel, Japan, Nicaragua, Uruguay and Venezuela. Mexico has also entered into the North American Free Trade Agreement ("NAFTA") with Canada and the United States. In addition, in 2000, Mexico signed an agreement with the European Union that provides for the end of all tariffs on their bilateral trade in industrial goods by 2007. Mexico is also in negotiations with India, Panama, and Trinidad and Tobago, and is taking steps to increase trade with China and other Pacific Rim countries. The government has also expressed interest in reaching agreement with Mercosur (the southern customs union comprising Argentina, Brazil, Paraguay and Uruguay), but similar efforts have failed in the past.


          Despite Mexico's large network of free trade agreements, its reliance on the U.S. market generally has increased rather than decreased in recent years. Between 1991 and 1997, the United States accounted for 83% of Mexico's exports. Between 1998 and 2004, the United States accounted for 88% of Mexico's exports. In 2005, the United States accounted for 85.7% of Mexico's exports. Although oil dominated Mexico's export earnings in the 1970s and early 1980s, accounting for over 60% of Mexico's exports, by the early 1990s, manufacturing accounted for over 70% of Mexico's exports. NAFTA has intensified this trend. Nonetheless, Mexico is the world's ninth largest exporter of oil and the third largest supplier of oil to the United States. Mexico has recorded overall trade deficits of US$7.7 billion, US$5.7 billion, US$8.8 billion, US$7.6 billion and an estimated US$5.7 billion in 2002, 2003, 2004, 2005 and 2006, respectively.

Economic Information Regarding Mexico
-------------------------------------

          During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico began to experience high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the unwillingness of the credit markets to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."


          The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October
1992 through December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily.

          Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 Pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

          On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, 1994, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. Substantial volatility in the Mexican Peso/U.S. Dollar exchange rate continued into the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995.


          In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.



          Using resources made available through an international support package designed to relieve Mexico's liquidity crisis and to restore financial stability, as well as operations by Banco de Mexico, Mexico altered its debt profile significantly in 1995. The 1995 Economic Plan, together with other reforms implemented by the Mexico Government since 1995, have enabled the Mexican economy to recover from the economic crisis experienced by Mexico in late 1994 and 1995.

          On May 30, 2001, the government announced the National Development Plan, whose objectives are to maintain sound public finance policies designed to achieve Mexico's development goals; design public policies with the objective of promoting dynamic economic development; create political, economic and social conditions that promote national development processes; better integrate Mexico into the international markets; remove legal and structural barriers to development in order to encourage creative processes in the promotion of economic development; and encourage innovation in all areas of national life, including scientific, legal, economic, social, educational and administrative.

          On June 11, 2002, the government announced the Development Financing Program 2002-2006 ("PRONAFIDE 2002-2006"). The goals of the PRONAFIDE 2002-2006 are to generate the resources needed to finance social programs contemplated by the National Development Plan; increase the rate of economic growth; generate jobs consistent with population dynamics; and consolidate a stable macroeconomic environment.

          Notwithstanding these initiatives, significant new investment in infrastructure, industrial and agricultural modernization, training and environmental protection will be required for continued growth and development. The Mexican economy is also likely to continue to be subject to the effects of adverse domestic and external factors such as declines in foreign direct and portfolio investment, high interest rates and low oil prices, which may lead to volatility in the foreign exchange and financial markets and may affect Mexico's ability to service its foreign debt.

          The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002, to investment grade. Fitch and Moody's took similar actions on January 22, 2002, and March 7, 2000, respectively. During 2002, 2003, 2004, 2005 and 2006, Mexico's real GDP grew by 0.8%, 1.4%, 4.2%, 3.0% and an estimated 4.7%, respectively.

Statistical and Related Information Concerning Mexico
-----------------------------------------------------

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

          CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

          The following table sets forth, for each year indicated, the annual average of the daily noon buying rates for cable transfers in New York City in U.S. Dollars for one Mexican Pseo, as certified for customs purposes by the Federal Reserve Bank of New York.

                                                     Buying Rate in U.S. Dollars
                                                     ---------------------------

     1996                                                   .13
     1997                                                   .13
     1998                                                   .11
     1999                                                   .10
     2000                                                   .11
     2001                                                   .11
     2002                                                   .10
     2003                                                   .09
     2004                                                   .09
     2005                                                   .09
     2006                                                   .09

Source: Federal Reserve Statistical Releases.

          INFLATION AND CONSUMER PRICES. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

          The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% at year-end 1987 to 7.1% at year-end 1994.

          The government has been committed to reversing the decline in real wages that occurred in the 1980s through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the Peso and the government's response to that event and related developments caused a significant increase in inflation, as well as a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation at year-end 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. In 2003, Banco de Mexico established an inflation target of 3%, with a tolerance band of plus or minus one percentage point.

          CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1996 through 2006.

                                                             Changes in National
                                                             Consumer Price
                                                             Index, Increase
                                                             Over Previous
                                                             (Percent)
                                                            --------------------

1996.......................................................     27.7
1997.......................................................     15.7
1998.......................................................     18.6
1999.......................................................     12.3
2000.......................................................      9.0
2001.......................................................      4.4
2002.......................................................      5.7
2003.......................................................      4.0
2004.......................................................      5.2
2005.......................................................      3.3
2006.......................................................      4.1

Source: Banco de Mexico.

          MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1996 through 2006, at current and constant prices.

                            Gross
                            Domestic
                            Product      Gross Domestic        Change From Prior
                            at Current   Product at Constant   Year at Constant
                            Prices       1993 Prices (1)       Prices
                            ---------    ---------             ---
                            (Millions of Mexican Pesos)          (Percent)

1996                        2,525,575    1,293,859                   5.1
1997                        3,174,275    1,381,352                   6.8
1998                        3,846,349    1,447,945                   4.9
1999                        4,593,685    1,505,000                   3.7
2000                        5,491,372    1,602,542                   6.6
2001                        5,828,590    1,599,787                  (0.2)
2002                        6,261,511    1,611,666                   0.8
2003                        6,754,773    1,633,076                   1.4
2004                        7,634,900    1,709,600                   4.2
2005 (2)                    8,374,349    1,756,206                   3.0
2006 (2)                          N/A          N/A                   4.7

(1) Constant Peso with purchasing power at December 31, 1993, expressed in Pesos.
(2)  Estimated.

Source: Mexico's National Statistics, Geography and Informatics Institute
        (INEGI).

          INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below.

                    Average Cetes and Interest Rates

                    28-Day         91-Day
                     CETES          CETES         CPP      TIIP     TIIE
                     -----          -----         ---      ----     ----

1996:
        Jan.-June     35.4           37.2         34.5     37.3     37.2
        July-Dec.     27.4           28.6         26.9     30.2     30.1
1997:
        Jan.-June     20.8           22.2         20.8     23.2     23.2
        July-Dec.     18.8           20.3         17.4     20.5     20.6
1998:
        Jan.-June     18.8           19.9         17.2     20.6     20.7
        July-Dec.     30.7           32.5         24.9     32.9     33.1
1999:
        Jan.-June     24.3           24.7         22.3     27.2     27.3
        July-Dec.     18.5           19.9         17.2     20.8     20.8
2000:
        Jan.-June     14.7           15.8         13.8     16.8     16.8
        July-Dec.     15.8           16.5         13.6     17.2     17.2
2001:
        Jan.-June     14.5           15.2         13.0     16.0     16.0
        July-Dec.      8.1            9.3          7.3      9.8      9.8
2002:
        Jan.-June      7.0            7.2          5.4     (3)       8.1
        July-Dec.      7.2            7.6          5.3     (3)       7.0
2003:
        Jan.-June      7.5            7.6         11.2     (3)       8.2
        July-Dec.      5.0            6.5          6.4     (3)       5.4
2004:
        Jan.-June      6.0            6.2          4.0     (3)       6.3
        July-Dec.      7.6            8.0          5.2     (3)       8.3
2005:
        Jan.-June      9.4            9.6          6.4     (3)       9.7
        July-Sept.     9.0            9.1          6.5     (3)       9.5
2006:
        Jan.-June      7.4            7.4          5.4     (3)       7.7

(1)  February-June average.
(2)  Average for the last two weeks of March.
(3)  The Banco de Mexico ceased publication of the TIIP as of December 31, 2001.

Source: Banco de Mexico.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF BRAZIL

--------------------------------------------------------------------------------

Territory and Population
------------------------

          The Federative Republic of Brazil ("Brazil"), with a land mass area of
3.3 million square miles, is the largest country in Latin America, occupying almost half of the continent of South America. Brazil's population is approximately 177 million, the largest in South America and the fifth most populous in the world. The majority of its people lives in the south central area, which includes the industrial cities of Sao Paulo, Rio de Janeiro and Belo Horizonte. Urban growth has been rapid in Brazil. In 2000, 78% of the population lived in urban areas. While this has been beneficial for Brazil's economy, it has also created significant social, environmental and political problems for Brazil's major cities.

          Brazil was a colony of Portugal for over three centuries; as a consequence, its major ethnic stock is Portuguese, which remains the official language. However, many immigrant groups from various parts of the world have settled in Brazil, resulting in a very diverse ethnic and cultural heritage.

Government
----------

          Brazil is a federal republic with 26 states and a federal district. The 1988 constitution grants broad powers to the federal government, which is made up of the executive, legislative and judicial branches. The president holds office for four years, with the right to be re-elected for one additional four-year term. The legislature, or National Congress, is bicameral and consists of the Senate and the Chamber of Deputies. There are 81 seats in the Senate - three members from each state and federal district - who are popularly elected to serve 8-year terms. The terms are staggered, so that two-thirds are up for election at one time and one-third four years thereafter. There are 513 seats in the Chamber of Deputies; its members are elected by proportional representation to serve four-year terms. Fifteen political parties are currently represented in the National Congress. Since it is common for members to switch parties, the proportion of congressional seats held by particular parties changes regularly. There are 11 Supreme Court judges, who are appointed by the president, subject to approval by the Senate. Each state has its own governor and legislature. Presidential, congressional and gubernatorial elections last took place in October 2006. The next presidential, congressional and gubernatorial elections will be held in October 2010.

Politics
--------

          The main political parties in Brazil are the Brazilian Democratic Movement Party ("PMBD"), the Liberal Front Party ("PFL"), the Democratic Labor Party ("PDT"), the Brazilian Social Democracy Party ("PSDB") and the Workers Party ("PT"). The current president, Luiz Inacio Lula da Silva, commonly known as President Lula, was elected in 2002 with 61% of the vote, with the support of an alliance of his own party, the leftist PT, the center right Liberal Party("PL"), the leftist National Mobilization Party ("PMN"), the leftist Popular Socialist Party ("PPS") and the leftist Communist Party of Brazil ("PCdoB"). In December 2004, the PPS and the large PMDB left the PT-run governing coalition, leaving the coalition with only a small majority in the Chamber of Deputies and a minority in the National Congress. President Lula was re-elected in October 2006. While the coalition of political parties allied with President Lula now control 60% of the seats in both houses of the National Congress, the coalition is not a stable one.

Money and Banking
-----------------

          Monetary policy in Brazil since 1999 has aimed for lower interest rates to stimulate the economy and lighten the public debt burden. The Central Bank of Brazil (the "Central Bank") exercises monetary and credit controls through the reserve requirements it imposes on commercial banks, and through its bank-rediscount policies and open-market operations. It has also used interest rate ceilings and mandatory rate reductions. The government imposes lending requirements on banks in order to control the amount of money in circulation and direct funds to priority sectors.

          The Central Bank uses its benchmark Selic (Sistema especial de liquidacao e custodia) target rate to manage the level of interest rates. Interest rates began to decline from mid-2003 after they had reached a peak at the end of 2002. After raising the benchmark Selic to a high of 26.5% in February-June 2003, the Central Bank reduced the rate to 16.5% by the end of 2003, as inflation fears waned and economic indicators improved.

          Brazil's financial system has fared well despite recent economic turmoils, including the Mexican debt crisis in late 1994, the devaluation of the Real, Brazil's currency, in 1999 and the Argentine debt crisis of 2001-2002. As a result of privatizations and mergers, the financial sector has become more efficient.

          Since 1988, the financial system has undergone rapid modernization. Central to the reforms has been the establishment of multi-purpose banks and greater foreign participation in commercial banks. The increased competition has improved bank operations. The Central Bank has encouraged foreign entry because it has been able to ask new entrants to buy recently liquidated institutions. In paying this premium, foreign banks have helped to improve the health of the financial sector. Though still high by international standards, profitability in the financial sector fell in 2003 to 13.5%. Net earnings of the top ten banks fell 42% from the previous year. By 2005, profit margins in the retail banking sector were approximately 33%.

          The government owns a number of financial institutions that carry out certain limited functions, such as subsidizing mortgages and engaging in development banking for particular industries.

          Brazil's monetary and financial supervisory institutions include the National Monetary Council, which issues policy directives, the Central Bank of Brazil, which oversees financial institutions and regulates the money markets, and the Securities Commission, which regulates the securities markets.

International Relations
-----------------------

          Brazil has traditionally looked inwards, both economically and politically, but during the 1990s, under the leadership of former President Cardoso, Brazil sought to enhance its international profile and has been waging a long-standing campaign to become a permanent member of the United Nations Security Council. In 1991, Brazil, together with Argentina, Paraguay and Uruguay, signed the Treaty of the Asuncion to form the Southern Cone Common Market, also known as the Mercosur, which cut tariff barriers in the four countries on most goods and established a common external tariff. Chile and Bolivia became associate members of the Mercosur in 1996 and 1997, respectively. Brazil has also taken on a more active role in the World Trade Organization, of which it is a member. Although a participant in ongoing negotiations to establish a Free-Trade Area of the Americas, Brazil has disagreements with the United States about farm subsidies and import restrictions on certain goods, such as orange juice and steel. Brazil would also prefer to negotiate as a member of the Mercosur, rather than bilaterally.

Trade
-----

          As Brazil's domestic economy has grown and diversified, so has it become increasingly involved in international trade. In the 1980s, Brazil promoted import substituting industrialization ("ISI"), which provided for high tariff and non-tariff barriers. Although ISI was initially effective in developing Brazil's industrial sector, by the end of the 1980s, it became clear that ISI promoted inefficiency and served as a roadblock to structural reform. In 1990 the government launched a trade opening program. Most non-tariff barriers were eliminated immediately and tariffs were scheduled to be cut over a four-year period. By 1994, average nominal protection in most sectors had fallen approximately 50%. The creation of the Mercosur served to accelerate the trade opening process. The end result was that Brazil's merchandise balance of trade dropped sharply from a traditional surplus to sizable deficits between 1995 and 1998. The flotation and devaluation of the Real in January 1999 brought a rebalancing of Brazil's external accounts and by 2001 the trade balance was back in surplus.

          In 2001, Brazil's exports amounted to US$58.2 billion and its imports were US$55.6 billion, leaving a trade surplus of US$2.6 billion. In 2002, Brazil's exports amounted to US$60.4 billion and its imports were US$47.2 billion, leaving a trade surplus of US$13.2 billion. In 2003, Brazil's exports amounted to US$73.1 billion and its imports were US$48.3 billion, leaving a trade surplus of US$24.8 billion. In 2004, Brazil's exports amounted to US$96.5 billion and its imports were US$62.8 billion, leaving a trade surplus of US$33.7 billion. In 2005, Brazil's exports amounted to an estimated US$118.3 billion and its imports were an estimated US$73.6 billion, leaving an estimated surplus of US$44.7 billion. In 2006, Brazil's exports amounted to an estimated US$137.5 billion and its imports were US$91.4 billion, leaving an estimated surplus of US$46.1 billion. An advocate of free trade, President Lula is focusing the government's efforts on boosting export competitiveness and improving access to overseas markets, rather than curbing imports.


          The main destinations of Brazil's exports in 2006 were the United States (16.5%) and Argentina (7.2%). The main origins of Brazil's imports in 2006 were the United States (14.1%) and Argentina (6.8%).


          Brazil's currency is the Real, which was introduced in 1994. By abandoning a floating exchange rate in favor of a tightly managed crawling peg, the government used the currency exchange rate to reduce hyperinflation, rather than to foster international competitiveness. As a result, while hyperinflation ended, the currency became overvalued and in January 1999, the government was forced to let the Real float freely. The Real fell precipitously by 50% in the aftermath of the government's decision but it subsequently stabilized. The average Real/U.S. Dollar exchange rate in 2006 was R2.18, compared to R2.44 in 2005 and R2.93 in 2004. The countries of the Mercosur have had discussions about a common currency, like the European Union's Euro.


          Brazil's international reserves registered US$85.6 billion at December 2006, compared to US$53.6 billion at December 2005, US$52.7 billion at December 2004 and US$49.11 billion at December 2003.

Economic Information
--------------------

          Since the 1980s, having overcome over a half century of military intervention in its governance, Brazil has pursued agricultural and industrial growth and is now South America's leading economic power. Brazil's economy is the tenth largest economy in the world, with well developed agricultural, mining, manufacturing and service sectors. Vast disparities remain, however, in the country's distribution of land and wealth.

          About 20% of Brazil's labor force is employed in the agricultural sector, which accounts for 9% of the country's gross domestic product. Brazil's major crops are coffee, citrus fruit, soybeans, sugarcane, rice, corn, cocoa, cotton, tobacco and bananas. Brazil also enjoys vast mineral resources, including iron ore (Brazil is the world's largest producer), quartz, chrome ore, manganese, industrial diamonds, gemstones, gold, nickel, tin, bauxite, uranium and platinum. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for approximately one-third of its gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services sector, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.

          Brazil experienced rapid economic growth in the 35-year period following World War II, but that came to an end in the 1970s, when Brazil began to experience cycles of inflation and depreciation. Numerous economic stabilization programs failed because they were based on price freezes rather then attempts to address the underlying causes.

          Starting in 1994, the government has undertaken a number of economic reforms to replace a state-dominated economy with a market oriented one. The first major economic stabilization program was known as the Real Plan, which was very successful in reducing Brazil's historically high inflation rates. Market opening and economic stabilization significantly enhanced Brazil's economic growth. However, when the growth slowed, Brazil's dependence on external financing and the government's failure to control its finances left the economy vulnerable to external shocks. Following the emerging market debt crisis in 1998, Brazil's economy went into recession. In 2000, the government adopted the Fiscal Responsibility Law, which imposes strict limits on government spending, both at the federal and state level. The government also instituted an inflation targeting program as the basis for monetary policy. While inflation met the target in 2000, it exceeded the target in 2001 and 2002. The government raised the target levels for 2003 and 2004. The current administration, that of President Lula, has continued the commitment to economic reform and has instituted major changes in Brazil's tax and pension systems.

          In addition to achieving its primary goal of reducing inflation, the Real Plan introduced one of the world's largest privatization programs. Privatization brought a flood of foreign investors, beginning in 1996. The yearly investment average in the telecommunications sector during the four years prior to 1996 was R$5.8 billion, compared to R$16.3 billion during the four years after 1996. Similarly, investment in the electrical power sector increased from R$5.3 billion annually prior to 1996 to R$7.2 billion after 1996. Direct foreign investment fell off after 2002, owing to the depreciation of the Real, as well as to adverse regulatory decisions.

          In 2001, Brazil experienced an electricity crisis due to low rainfall and to a drop in new investment. To prevent blackouts, the government introduced mandatory rationing and price hikes. Brazil has undertaken a program to reduce dependence on foreign oil. In the mid-1980s, approximately 70% of Brazil's oil and oil derivative needs came from imports. Currently, that figure is approximately 20%.

          The following tables provide certain statistical information regarding historical rates of exchange between the U.S. Dollar and the Real, inflation rates and Brazilian gross domestic product.

          CURRENCY EXCHANGE RATES. The following table sets forth, for each year indicated, the annual average of the daily noon buying rates for cable transfers in New York City in U.S. Dollars for one Real as certified for customs purposes by the Federal Reserve Bank of New York:

                                                Buying Rate in U.S. Dollars
                                                ---------------------------

1999                                              0.55
2000                                              0.55
2001                                              0.43
2002                                              0.34
2003                                              0.33
2004                                              0.34
2005                                              0.41
2006                                              0.46

Source: Federal Reserve Statistical Releases.

          INFLATION RATE OF THE BRAZILIAN NATIONAL BROAD CONSUMER PRICE INDEX ("IPCA"). The following table sets forth for each year indicated the average change in the IPCA calculated by the Instituto Brasileiro de Geografia e Estatistica ("IBGE").

                                             National Broad Consumer Price Index
                                             -----------------------------------

1999                                               9.0
2000                                               6.0
2001                                               7.7
2002                                              12.5
2003                                               9.3
2004                                               7.6
2005                                               5.7
2006                                               3.1

Source: Central Bank of Brazil; IBGE.

          GROSS DOMESTIC PRODUCT. The following table sets forth for the years indicated the gross domestic product of Brazil at 2005 prices (R$million) and at current prices (US$million).


           Gross Domestic Product at   Gross Domestic Product at     Real Change
           2005 Prices (R$Million)     Current Prices (US$Million)    (Percent)
           ------------------          ---------------------------   -----------

1998       1,653,153                   787,889                       0.1
1999       1,666,138                   536,554                       0.8
2000       1,738,793                   602,207                       4.4
2001       1,761,616                   509,797                       1.3
2002       1,795,559                   459,379                       1.9
2003       1,805,344                   506,784                       0.5
2004       1,894,460                   603,994                       4.9
2005       1,937,598                   796,284                       2.3
2006       N/A                         N/A                           2.8

Source: IBGE.

--------------------------------------------------------------------------------

                                   APPENDIX C:

             STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.   Introduction


     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.


2.   Proxy Policies


     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


     2.1. Corporate Governance


          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


     2.2. Elections of Directors


          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


     2.3. Appointment of Auditors


          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.


     2.4. Changes In Legal and Capital Structure


          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.


     2.5. Corporate Restructurings, Mergers and Acquisitions


          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


     2.6. Proposals Affecting Shareholder Rights


          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


     2.7. Anti-Takeover Measures


          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


     2.8. Executive Compensation


          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


     2.9. Social and Corporate Responsibility


          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3.   Proxy Voting Procedures


     3.1. Proxy Voting Committees


          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


     3.2. Conflicts of Interest


          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


     3.3. Proxies of Certain Non-Us Issuers


          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.


          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


     3.4. Loaned Securities


          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


     3.5. Proxy Voting Records


          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.AllianceBernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.



SK 00250 0292 755000 v4

                                     PART C
                                OTHER INFORMATION

ITEM 23.       EXHIBITS:

        (a) Articles of Amendment and Restatement of the Registrant dated February 1, 2006 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on March 1, 2006.


        (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

        (c)           Not applicable.

        (d)    (1)    Form of Investment Advisory Agreement between
                      Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment
                      No. 40 of Registrant's Registration Statement on Form N-1A
                      (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 27, 2005.

               (2) Sub-Advisory Agreement between AllianceBernstein L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio - Incorporated by reference to Exhibit
                      (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

        (e)    (1)    Distribution Services Agreement between the Registrant
                      and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No.
                      22 of Registrant's Registration Statement on Form N-1A
                      (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

               (2) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (c)(2) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

        (f)           Not applicable.

        (g) Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 42 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 28, 2006.

        (h)    (1)    Transfer Agency Agreement between the Registrant and
                      AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment
                      No. 22 of Registrant's Registration Statement on Form N-1A
                      (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

               (2) Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 27, 2005.

               (3)    Form of Expense Limitation Undertaking by
                      AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on March 1, 2006.

        (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

        (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

        (k)           Not applicable.

        (l)           Not applicable.

        (m) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

        (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 11, 2004.

        (p)    (1)    Code of Ethics for the Fund - Incorporated by
                      reference to Exhibit (p)(1) to Post-Effective Amendment
                      No. 31 of Registrant's Registration Statement on Form N-1A
                      (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 26, 2001.

               (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673) filed with the Securities and Exchange Commission on December 29, 2006.

Other Exhibits:

                      Powers of Attorney for: David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Marc O. Mayer and Marshall C. Turner, Jr. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on March 1, 2006.

                      Powers of Attorney for Nancy P. Jacklin and Earl D. Weiner
                      - Filed herewith.

ITEM 24.              Persons Controlled by or under Common Control with
                      Registrant.

                      None.

ITEM 25.              Indemnification.

                      It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (a), Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 23.

               Section 2-418 of the Maryland General Corporation Law reads as follows:

                      2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                             (1) Directors means any person who is or was a
                      director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                             (2) Corporation includes any domestic or foreign
                      predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

                             (3) Expenses include attorneys fees.

                             (4) Official capacity means the following:

                                    (i) When used with respect to a director,
                      the office of director in the corporation; and

                                    (ii) When used with respect to a person
                      other than a director as contemplated in subsection (i), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                                    (iii) Official capacity does not include
                      service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                             (5) Party includes a person who was, is, or is
                      threatened to be made a named defendant or respondent in a proceeding.

                             (6) Proceeding means any threatened, pending or
                      completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                                    (b)(1) A corporation may indemnify any
                      director made a party to any proceeding by reason of service in that capacity unless it is established that:

                                    (i) The act or omission of the director was
                      material to the matter giving rise to the proceeding; and

                                               1. Was committed in bad faith; or

                                               2. Was the result of active and
                      deliberate dishonesty; or

                                    (ii) The director actually received an
                      improper personal benefit in money, property, or services; or

                                    (iii) In the case of any criminal
                      proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                             (2) (i) Indemnification may be against judgments,
                      penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                                    (ii) However, if the proceeding was one by
                      or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                             (3) (i) The termination of any proceeding by
                      judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                                    (ii) The termination of any proceeding by
                      conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                             (4) A corporation may not indemnify a director or
                      advance expenses under this section for a proceeding brought by that director against the corporation, except:

                                    (i) For a proceeding brought to enforce
                      indemnification under this section; or

                                    (ii) If the charter or bylaws of the
                      corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                                    (c) A director may not be indemnified under
                      subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                                    (d) Unless limited by the charter:

                                               (1) A director who has been
                      successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                                               (2) A court of appropriate
                      jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                                    (i) If it determines a director is entitled
                      to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                                    (ii) If it determines that the director is
                      fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                             (3) A court of appropriate jurisdiction may be the
                      same court in which the proceeding involving the directors liability took place.

                             (e) (1) Indemnification under subsection (b) of
                      this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                             (2) Such determination shall be made:

                             (i) By the board of directors by a majority vote of
                      a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                             (ii) By special legal counsel selected by the board
                      or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                             (iii) By the stockholders.

                             (3) Authorization of indemnification and
                      determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                             (4) Shares held by directors who are parties to the
                      proceeding may not be voted on the subject matter under this subsection.

                             (f) (1) Reasonable expenses incurred by a director
                      who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                             (i) A written affirmation by the director of the
                      directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                             (ii) A written undertaking by or on behalf of the
                      director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                             (2) The undertaking required by subparagraph (ii)
                      of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                             (3) Payments under this subsection shall be made as
                      provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                      (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                      (h) This section does not limit the corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                      (i) For purposes of this section:

                             (1) The corporation shall be deemed to have
                      requested a director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                             (2) Excise taxes assessed on a director with
                      respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                             (3) Action taken or omitted by the director with
                      respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                      (j) Unless limited by the charter:

                             (1) An officer of the corporation shall be
                      indemnified as and to the extent provided in subsection
                      (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                             (2) A corporation may indemnify and advance
                      expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                             (3) A corporation, in addition, may indemnify and
                      advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                      (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                             (2) A corporation may provide similar protection,
                      including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                             (3) The insurance or similar protection may be
                      provided by a subsidiary or an affiliate of the corporation.

                      (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

               Article EIGHTH of the Registrant's Articles of Amendment and Restatement of Articles of Incorporation reads as follows:

               EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

               (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

               (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

               (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

               The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

               The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               ARTICLE IX of the Registrant's Amended and Restated By-laws reads as follows:

               ARTICLE IX.  Indemnification.

               To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

               Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

               The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.       Business and Other Connections of Adviser.

               The descriptions of AllianceBernstein L.P. under the caption Management of the Fund in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.       Principal Underwriters.

        (a) ABI, is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
               AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

        (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND                        POSITIONS AND
                              OFFICES WITH                         OFFICES WITH
NAME                          UNDERWRITER                           REGISTRANT
----                          -----------                           ----------

Directors

Marc O. Mayer                 Executive Managing Director

Mark R. Manley                Director

Ranjani Nagaswami             Senior Managing Director and
                              Chief Investment Officer

Officers
--------

Marc O. Mayer                 Executive Managing Director          President and
                                                                   Chief
                                                                   Executive
                                                                   Officer

Ranjani Nagaswami             Senior Managing Director and
                              Chief Investment Officer

Frederic L. Bloch             Executive Vice President and
                              President, U. S. Sales

Richard A. Davies             Executive Vice President and
                              Managing Director

Gerald M. Lieberman           Executive Vice President
                              and Chief Operating Officer

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President and            Assistant
                              Assistant General Counsel            Secretary

Emilie D. Wrapp               Senior Vice President,               Secretary
                              Assistant General Counsel and
                              Assistant Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Colin C. Aymond               Senior Vice President

Steven R. Barr                Senior Vice President and
                              Assistant Secretary

Adam J. Beaudry               Senior Vice President

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

David B. Edlin                Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President and
                              Controller

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President and
                              Assistant Treasurer

Victor Kopelakis              Senior Vice President

Henry Michael Lesmeister      Senior Vice President

David W. Levi                 Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President and
                              Regional/Regent

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Gregory K. Shannahan          Senior Vice President

Richard J. Sidell             Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Mark D. Gersten               Vice President and
                              Treasurer

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Jane E. Ackerman              Vice President

Albert J. Angelus             Vice President

Margaret M. Bagley            Vice President

Jire J. Baran                 Vice President

Kenneth F. Barkoff            Vice President

Peter J. Barron               Vice President

William G. Beagle             Vice President

Laura J. Beedy                Vice President

Joseph J. Bilello             Vice President

Gregory P. Best               Vice President

Karen K. Betts                Vice President

Michael J. Bodnar             Vice President

Richard A. Brink              Vice President

Shaun D. Bromley              Vice President

Brian Buehring                Vice President

Thomas E. Callahan            Vice President

Michele R. Cameron            Vice President

Kevin T. Cannon               Vice President

Daniel W. Carey               Vice President

Christopher C. Cavanaugh      Vice President

Alice L. Chan                 Vice President

Laura A. Channell             Vice President

Candice (Foong-Kuen) Choy     Vice President

Flora Chuang                  Vice President

Kyle E. Clapp                 Vice President

Kimberly A. Collins           Vice President

Michael F. Connell            Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Michael C. Conrath            Vice President

Dwight P. Cornell             Vice President

Robert A. Craft               Vice President

Michael R. Crimmins           Vice President

David E. Crowdus              Vice President

John D. Curry                 Vice President

Brett E. Dearing              Vice President

Raymond A. Decker             Vice President

Stephen J. Dedyo              Vice President

Aaron E. Deedon               Vice President

Christine M. Dehil            Vice President

Darren K. DeSimone            Vice President

Janet B. DiBrita              Vice President

Ronald G. Dietrich            Vice President

Joseph A. DiMauro             Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Robert E. Emrich              Vice President

Bernard J. Eng                Vice President

Daniel Ennis                  Vice President

Michael J. Eustic             Vice President

Antonio Fernandez Gutierrez   Vice President

Matthew G. Fetchko            Vice President

Michael F. Foy                Vice President

Richard Fraelick              Vice President

John W. Gabriel               Vice President

Kevin T. Gang                 Vice President

Daniel P. Gangemi             Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Thomas R. Graffeo             Vice President

John G. Hansen                Vice President

Michael S. Hart               Vice President

Eric M. Hirschfeld            Vice President

Melanie M. Hoppe              Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Eric S. Indovina              Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Kevin D. Kelly                Vice President

Christopher W. Kilroy         Vice President

Jung M. Kim                   Vice President

Joseph B. Kolman              Vice President

Ted R. Kosinski               Vice President

Jeffrey J. Lamb               Vice President

Lauris S. Lambergs            Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Christine A. Long             Vice President

Todd M. Mann                  Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Danielle F. Marx              Vice President

Shannon M. Massey             Vice President

Jay G. McAndrew               Vice President

Joseph R. McLean              Vice President

Shaun C. McDonald             Vice President

Daniel K. McGouran            Vice President

Craig S. McKenna              Vice President

Troy E. Mosconi               Vice President

Paul S. Moyer                 Vice President

Wendy Kam Mui Li              Vice President

Juan Mujica                   Vice President

John F. Multhauf              Vice President

Andrew C. Murphy              Vice President, Chief
                              Compliance Officer and
                              Assistant Secretary

Sharon E. Murphy              Vice President

Jamie A. Nieradka             Vice President

Suzanne E. Norman             Vice President

Timothy J. O'Connell          Vice President

Joseph D. Ochoa               Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

David D. Paich                Vice President

Todd P. Patton                Vice President

Leo J. Peters IV              Vice President

Thomas C. Pfeifer             Vice President

Andreas Pfunder               Vice President

Jeffrey E. Place              Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Joseph P. Rodriguez           Vice President

Miguel A. Rozensztroch        Vice President

Cynthia A. Sachs              Vice President

Michael D. Sanders            Vice President

Thomas E. Sawyer              Vice President

Gordon R. Schonfeld           Vice President

Joy R. Seijas                 Vice President

Stuart L. Shaw                Vice President

Daniel S. Shikes              Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Elizabeth M. Smith            Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Jason P. Stevens              Vice President

Brian D. Stokes               Vice President

Michael B. Thayer             Vice President

Jay D. Tini                   Vice President

Elizabeth K. Tramo            Vice President

James R. Van Deventer         Vice President

James L. Velta                Vice President

Thomas M. Vitale              Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Christian G. Wilson           Vice President

Joanna Wong                   Vice President

Alissa M. Worley              Vice President

Jennifer M. Yi                Vice President

Kimberly D. Alfano            Assistant Vice
                              President

DeAnna D. Beedy               Assistant Vice
                              President

Roy C. Bentzen                Assistant Vice
                              President

 Gian D. Bernardi             Assistant Vice
                              President

Susan J. Bieber               Assistant Vice
                              President

Brandon W. Born               Assistant Vice
                              President

Beth P. Bruen                 Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria Carreras                Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Robyn L. (Cohen) Barger       Assistant Vice
                              President

Christine M. Crowley          Assistant Vice
                              President

John M. D'Agostino            Assistant Vice
                              President

Lauren B. Danziger            Assistant Vice
                              President

Raymond L. DeGrazia           Assistant Vice
                              President

Nina M. DeLeon                Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Diana Eriksen                 Assistant Vice
                              President

Jessica M. Fernandez          Assistant Vice
                              President

Robert A. Fiorentino          Assistant Vice
                              President

Lydia A. Fisher               Assistant Vice
                              President

Jose R. Garcia                Assistant Vice
                              President

Michele J. Giangrande         Assistant Vice
                              President

Stephanie Y. Giaramita        Assistant Vice
                              President

Raniero J. Gimeno             Assistant Vice
                              President

Christopher T. Gorab          Assistant Vice
                              President

Michael F. Greco              Assistant Vice
                              President

Friederike Grote              Assistant Vice
                              President

John J. Gulino                Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Terry L. Harris               Assistant Vice
                              President

Junko Hisamatsu               Assistant Vice
                              President

Melanie M. Hoppe              Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Grace Huaman                  Assistant Vice
                              President

Joseph D. Kearney             Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Jill Kidd                     Assistant Vice
                              President

Junko Kimura                  Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice                       Assistant
                              President and Counsel                Secretary

Gina L. Lemon                 Assistant Vice
                              President

Jonathan M. Liang             Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Doreen A. Lucas               Assistant Vice
                              President

Edward R. Lupo                Assistant Vice
                              President

Jennifer L. Magill            Assistant Vice
                              President

Mark J. Maier                 Assistant Vice
                              President

Matthew J. Malvey             Assistant Vice
                              President

David L. Mauer                Assistant Vice
                              President

Christine M. McQuinlan        Assistant Vice
                              President

Assimina Morales              Assistant Vice
                              President

Christina A. Morse            Assistant Vice                       Assistant
                              President and Counsel                Secretary

Jennifer A. Mulhall           Assistant Vice
                              President

Jason S. Muntner              Assistant Vice
                              President

Sharon E. Murphy              Assistant Vice
                              President

Isabella Nunes                Assistant Vice
                              President

Margaret G. O'Neill           Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Brian W. Paulson              Assistant Vice
                              President

Kimchu Perrington             Assistant Vice
                              President

Ling Shan E. Phua             Assistant Vice
                              President

Neal B. Picker                Assistant Vice
                              President

Joseph J. Proscia             Assistant Vice
                              President

Mark A. Quarno                Assistant Vice
                              President

Marc S. Reed                  Assistant Vice
                              President

Jessie A. Reich               Assistant Vice
                              President

Francis W. Ross               Assistant Vice
                              President

Randi E. Rothstein            Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Shane M. Sanders              Assistant Vice
                              President

Kristin M. Seabold            Assistant Vice
                              President

Jennifer E. Scherz            Assistant Vice
                              President

Melissa L. Shemanski          Assistant Vice
                              President

Michelle M. Siddons           Assistant Vice
                              President

Praveen Singh                 Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Kurt W. Stam                  Assistant Vice
                              President

Logan S Tamres                Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Kai T. Tham                   Assistant Vice
                              President

William Tohme                 Assistant Vice
                              President

Ellen Tobin                   Assistant Vice
                              President

Kari-Anna Towle               Assistant Vice
                              President

Kayoko Umino                  Assistant Vice
                              President

Laurence Vandecasteele        Assistant Vice
                              President

Cory A. Weiser                Assistant Vice
                              President

Walker T. Williams            Assistant Vice
                              President

Eric J. Wright                Assistant Vice
                              President

Thomas M. Zottner             Assistant Vice
                              President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary

        (c)    Not Applicable.

ITEM 28.       Location of Accounts and Records.

               The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of The Bank of New York, the Registrant's custodian, One Wall Street, New York, NY 10286. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.       Management Services.

               Not Applicable.

ITEM 30.       Undertakings.

               Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 30th day of April, 2007.

                                                   ALLIANCEBERNSTEIN VARIABLE
                                                   PRODUCTS SERIES FUND, INC.


                                                   By:   Marc O. Mayer*
                                                         -----------------
                                                          Marc O. Mayer
                                                          President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

     SIGNATURE                         TITLE                    DATE
     ---------                         -----                    ----

1.   Principal Executive Officer

     Marc O. Mayer*                    President and Chief
                                       Executive Officer        April 30, 2007

2.   Principal Financial and
     Accounting Officer

     /s/Joseph  J. Mantineo            Treasurer and
     -----------------------           Chief Financial
        Joseph J. Mantineo             Officer                  April 30, 2007

3.   All of the Directors

     David H. Dievler*
     John H. Dobkin*
     Michael Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Marc O. Mayer*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*

     *By: /s/ Andrew L. Gangolf
          ---------------------
              Andrew L. Gangolf
              (Attorney-in-fact)                                April 30, 2007

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------

(i)               Opinion and Consent of Seward & Kissel LLP

(j)               Consent of Independent Registered Public Accounting Firm

Other Exhibits:   Powers of Attorney for Nancy P. Jacklin and Earl D. Weiner

SK 00250 0157 764260